                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6637
                  --------------------------------------------

                                  THE UBS FUNDS
------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Amy R. Doberman
                        UBS Global Asset Management (US)
                                      Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                         (Name and address of agent for
                                    service)

                                    Copy to:
                                Bruce Leto, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA 215-564

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: June 30, 2003

Date of reporting period: June 30, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

 UBS GLOBAL ALLOCATION FUND
 UBS GLOBAL EQUITY FUND
 UBS GLOBAL BOND FUND
 UBS U.S. BALANCED FUND
 UBS U.S. EQUITY FUND
 UBS U.S. LARGE CAP GROWTH FUND
 UBS U.S. SMALL CAP GROWTH FUND
 UBS U.S. BOND FUND
 UBS HIGH YIELD FUND
 UBS INTERNATIONAL EQUITY FUND
 UBS U.S. VALUE EQUITY FUND
 ANNUAL REPORT
 JUNE 30, 2003

TABLE OF CONTENTS

Portfolio Managers' Commentary and Schedule of Investments
     UBS Global Allocation Fund                                               3
     UBS Global Equity Fund                                                  16
     UBS Global Bond Fund                                                    24
     UBS U.S. Balanced Fund                                                  35
     UBS U.S. Equity Fund                                                    46
     UBS U.S. Large Cap Growth Fund                                          53
     UBS U.S. Small Cap Growth Fund                                          59
     UBS U.S. Bond Fund                                                      65
     UBS High Yield Fund                                                     74
     UBS International Equity Fund                                           82
     UBS U.S. Value Equity Fund                                              89

Statements of Assets and Liabilities                                         96

Statements of Operations                                                    100

Statements of Changes in Net Assets                                         102

Financial Highlights                                                        106

Notes to Financial Statements                                               128

Report of Independent Auditors                                              139

Trustee Information                                                         140

Federal Tax Information                                                     144

THE FUNDS' ADVISOR -- UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.


     Portfolio Managers'
     Commentary
     and Schedule of
     Investments

UBS GLOBAL ALLOCATION FUND

For the fiscal year ended June 30, 2003, Class Y shares of UBS Global Allocation Fund returned 5.50%, versus 4.83% for the Fund's benchmark, the GSMI Mutual Fund Index.* For comparison purposes, the MSCI World Equity (Free) Index declined 2.05%, while the Citigroup (formerly Salomon Smith Barney) World Government Bond Index returned 16.51% over the same period. (Returns for all share classes over various time periods are shown on page 5. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

12-MONTH MARKET REVIEW
The global economy was weak for much of the reporting period. During this time, the financial markets were often volatile, reflecting the many uncertainties facing investors both in the United States and abroad.

As the period began, there were common issues troubling the global equity markets. Weak economies, corporate malfeasance, a lack of capital spending and geopolitical unrest caused investors to shun stocks in favor of the relative security offered by the fixed income market. As a result, stock prices fell, while bonds posted strong results for the third quarter of 2002. The markets reversed course in the fourth quarter, when signs of economic improvement, combined with better-than-expected earnings reports, led investors back to stocks. Over this time, the global equity markets gained roughly 8%, while the bond markets faltered.

This type of volatility was also characteristic of the second half of the fiscal year. During the first quarter of 2003, most global equity markets fell as the imminence of a war with Iraq grew. Not surprisingly, the global bond markets generated strong results during this time, just as they had in the third quarter of 2002. However, the quick resolution of major conflict in Iraq fueled investor optimism in the second quarter of 2003. Investors grew increasingly positive about the potential for an economic revival and a subsequent upturn in corporate profits. At the same time, their appetite for risk increased as the yields available from many fixed income securities shrank, and stock prices surged. Nonetheless, global bond markets continued to perform well due to the uncertainty surrounding a global economic rebound and generalized concerns about the prospects for global deflation.

STRATEGIC ALLOCATION DECISIONS PRODUCED POSITIVE RESULTS
During the review period, we continued to adhere to our disciplined investment approach. Leveraging the expertise of an integrated global investment platform of investment specialists, our process entails identifying the under- or overvaluation of all liquid investable asset classes, and allocating assets based upon the best relative opportunities. To narrow the expansive universe of securities, we then carefully rank individual issues based on the difference between their prices and their intrinsic values--as determined by our security analysts--and maintain the flexibility to over- or underweight a particular security based on its evolving risk and reward characteristics.

Our disciplined process led us to implement specific asset allocation decisions over the fiscal year. In particular, we adjusted the Fund's stock and bond allocation amid the extreme volatility that characterized the global financial markets.

The Fund began the period neutral in US equities and overweight in international (non-US) equities. As the period progressed, our focus on intrinsic value led us to lower the Fund's overall bond allocation and increase our exposure to US stocks to maximize what we believed were attractive opportunities. This proved beneficial, as the Fund was able to avoid some of the equity market's weakness during the third quarter of 2002, and to capitalize on the subsequent equity market rally during October and November of 2002. We then moved back to a neutral US equity position at the end of November, as our research indicated that market had appreciated close to our estimate of intrinsic value. This again was helpful as the equity markets stumbled in December 2002 through the first quarter of 2003.

With equity prices falling, and given the fact that international equities hadn't appreciated to the same degree that US equities had during the fourth quarter of 2002, we extended our overweight to international equities near the end of the first quarter of 2003. We also felt that the long-term opportunities in global equities were significant when compared to global fixed income issues. Our analysis of market behavior indicated that investors were being drawn to the relative safety of fixed income securities, and were bidding up prices beyond what fundamentals were suggesting. A decrease in our weighting to developed-country fixed income securities, therefore, funded the increase in our overweight to global equities. This again proved beneficial, as stocks rallied sharply during the last three months of the fiscal year.

Taking a closer look at the bond market, while we moved to underweight the asset class as a whole, we maintained the Fund's overweight in US high yield bonds during the first few months of 2003, since we believed they offered compelling opportunities relative to investment grade debt. This strategy enhanced results, as the prices of high yield bonds surged through April. Early in the second quarter of 2003, though, we reduced this overweight. Spreads to Treasurys had narrowed substantially, due in part to record inflows of money to high yield bond mutual funds. As market prices increased, we concluded that this asset class was less attractive, so we chose to capture profits.

On a currency level, the Fund also benefited from our strategic allocations. In particular, our intrinsic value analysis led us to underweight the US dollar in favor of the euro, Australian dollar and Canadian dollar. These currency positions significantly enhanced results, as the US dollar weakened versus the currencies in which we had overweight positions. In response to this price appreciation, we subsequently reduced our Australian dollar and euro positions, and we eliminated the Canadian dollar overweight during the first quarter of 2003. At period end, most major currencies were within close proximity to their fair value.

LOOKING AHEAD
At the end of the period, the Fund was modestly overweight in equities and underweight in developed-country investment grade fixed income. With yield curves around the world at their lowest levels in decades, and yields likely to increase across maturities, we believe the risk/reward ratio strongly favors other asset classes. Within the equity markets, we have pared our exposure to non-UK European securities. Reduced earnings assumptions in these countries have lessened their attractiveness on an absolute basis and relative to other equity markets. We believe the Fund's portfolio is currently well positioned, and we intend to continue to utilize a disciplined approach that focuses on intrinsic value while seeking to outperform the benchmark on a risk-adjusted basis over the long-term.

* THE GSMI MUTUAL FUND INDEX IS AN UNMANAGED, PROPRIETARY INDEX COMPILED BY THE ADVISOR THAT IS DESIGNED TO REPLICATE THE PERFORMANCE OF THE ASSET CLASSES IN WHICH THE FUND INVESTS. IT REPRESENTS 65% EQUITY AND 35% FIXED INCOME ACROSS SEVEN ASSET CLASSES. IT IS CURRENTLY CONSTRUCTED AS FOLLOWS: 40% WILSHIRE 5000 EQUITY INDEX, 22% MSCI WORLD EX USA (FREE) INDEX, 21% CITIGROUP BROAD INVESTMENT GRADE (BIG) BOND INDEX, 9% CITIGROUP WGBI NON-US INDEX, 3% MERRILL LYNCH CASH PAY INDEX, 3% MSCI EMERGING MARKETS FREE INDEX, AND 2% JP MORGAN EMBI GLOBAL.

TOTAL RETURN

                                           6 MONTHS    1 YEAR    3 YEARS    5 YEARS    10 YEARS    INCEPTION*
                                             ENDED      ENDED     ENDED      ENDED       ENDED         TO
                                            6/30/03    6/30/03   6/30/03    6/30/03     6/30/03      6/30/03
-------------------------------------------------------------------------------------------------------------
UBS Global Allocation Fund Class A           11.01%     5.35%      5.05%      3.74%         N/A        4.42%
-------------------------------------------------------------------------------------------------------------
UBS Global Allocation Fund Class B           10.59      4.60        N/A        N/A          N/A        4.94
-------------------------------------------------------------------------------------------------------------
UBS Global Allocation Fund Class C           10.58      4.55        N/A        N/A          N/A        5.51
-------------------------------------------------------------------------------------------------------------
UBS Global Allocation Fund Class Y           11.12      5.50       5.21       3.95         7.50%       7.92
-------------------------------------------------------------------------------------------------------------
UBS Global Allocation Fund Class A**          4.91     -0.47       3.09       2.57          N/A        3.45
-------------------------------------------------------------------------------------------------------------
UBS Global Allocation Fund Class B**          5.59     -0.40        N/A        N/A          N/A        2.56
-------------------------------------------------------------------------------------------------------------
UBS Global Allocation Fund Class C**          8.44      2.48        N/A        N/A          N/A        4.86
-------------------------------------------------------------------------------------------------------------
GSMI Mutual Fund Index***                    10.42      4.83      -4.05       1.67         7.52        8.04
-------------------------------------------------------------------------------------------------------------
MSCI World Equity (Free) Index               11.33     -2.05     -12.73      -2.85         6.17        6.98
-------------------------------------------------------------------------------------------------------------
Citigroup World Government Bond Index         7.11     16.51       8.77       6.69         6.51        6.52
-------------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS GLOBAL ALLOCATION FUND CLASS A IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C ARE 12/13/01 AND 11/22/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND, FOR ILLUSTRATION PURPOSES, THE INDICES, IS 8/31/92.

**  RETURNS INCLUDE SALES CHARGES.

*** AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40%
    WILSHIRE 5000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% CITIGROUP BIG INDEX; 9% CITIGROUP WGBI NON-US (IN USD); 2% J.P. MORGAN EMBI GLOBAL; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH CASH PAY INDEX.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS Global Allocation Fund Class Y shares, the GSMI Mutual Fund Index, the MSCI World Equity (Free) Index and the Citigroup World Government Bond Index if you had invested $10,000 on August 31, 1992, and had reinvested all your income dividends and capital gain distributions through June 30, 2003. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS GLOBAL ALLOCATION FUND CLASS Y VS. GSMI MUTUAL FUND INDEX,
MSCI WORLD EQUITY (FREE) INDEX AND CITIGROUP WORLD GOVERNMENT BOND INDEX

Wealth Value With Dividends

               UBS GLOBAL ALLOCATION FUND          MSCI WORLD                 GSMI               CITIGROUP WORLD
                        CLASS Y               EQUITY (FREE) INDEX      MUTUAL FUND INDEX         GOV'T BOND INDEX
                        $ 10,000                      $ 10,000               $ 10,000                $ 10,000
                        $ 10,130                      $  9,914               $ 10,100                $ 10,053
                        $ 10,070                      $  9,647               $  9,825                $  9,975
                        $ 10,220                      $  9,819               $  9,669                $ 10,174
                        $ 10,329                      $  9,902               $  9,727                $ 10,308
                        $ 10,481                      $  9,936               $  9,898                $ 10,424
                        $ 10,684                      $ 10,171               $ 10,093                $ 10,555
                        $ 10,811                      $ 10,760               $ 10,248                $ 10,873
                        $ 10,862                      $ 11,258               $ 10,464                $ 10,939
                        $ 10,974                      $ 11,516               $ 10,569                $ 11,169
6/30/1993               $ 11,076                      $ 11,420               $ 10,546                $ 11,193
                        $ 11,106                      $ 11,654               $ 10,576                $ 11,271
                        $ 11,341                      $ 12,198               $ 10,894                $ 11,663
                        $ 11,341                      $ 11,975               $ 11,024                $ 11,653
                        $ 11,433                      $ 12,307               $ 11,005                $ 11,822
                        $ 11,310                      $ 11,606               $ 10,927                $ 11,530
                        $ 11,481                      $ 12,170               $ 11,019                $ 11,798
                        $ 11,736                      $ 12,973               $ 11,107                $ 12,188
                        $ 11,523                      $ 12,802               $ 11,035                $ 12,004
                        $ 11,183                      $ 12,251               $ 11,020                $ 11,599
                        $ 11,225                      $ 12,636               $ 11,032                $ 11,726
                        $ 11,246                      $ 12,674               $ 10,935                $ 11,763
6/30/1994               $ 11,161                      $ 12,637               $ 11,092                $ 11,648
                        $ 11,322                      $ 12,878               $ 11,181                $ 11,890
                        $ 11,568                      $ 13,268               $ 11,142                $ 12,204
                        $ 11,397                      $ 12,917               $ 11,222                $ 12,012
                        $ 11,375                      $ 13,289               $ 11,402                $ 12,199
                        $ 11,226                      $ 12,716               $ 11,244                $ 11,852
                        $ 11,264                      $ 12,837               $ 11,276                $ 11,966
                        $ 11,395                      $ 12,649               $ 11,513                $ 12,087
                        $ 11,679                      $ 12,836               $ 11,807                $ 12,413
                        $ 11,832                      $ 13,456               $ 12,509                $ 12,812
                        $ 12,061                      $ 13,926               $ 12,740                $ 13,112
                        $ 12,444                      $ 14,052               $ 13,099                $ 13,440
6/30/1995               $ 12,564                      $ 14,047               $ 13,177                $ 13,645
                        $ 12,841                      $ 14,751               $ 13,208                $ 14,071
                        $ 13,007                      $ 14,421               $ 12,754                $ 14,021
                        $ 13,228                      $ 14,847               $ 13,038                $ 14,396
                        $ 13,328                      $ 14,617               $ 13,135                $ 14,306
                        $ 13,715                      $ 15,126               $ 13,283                $ 14,734
                        $ 13,982                      $ 15,570               $ 13,423                $ 15,006
                        $ 14,243                      $ 15,861               $ 13,258                $ 15,251
                        $ 14,183                      $ 15,958               $ 13,190                $ 15,295
                        $ 14,290                      $ 16,223               $ 13,172                $ 15,425
                        $ 14,479                      $ 16,604               $ 13,119                $ 15,691
                        $ 14,527                      $ 16,617               $ 13,122                $ 15,807
6/30/1996               $ 14,623                      $ 16,706               $ 13,225                $ 15,840
                        $ 14,407                      $ 16,115               $ 13,479                $ 15,423
                        $ 14,635                      $ 16,306               $ 13,532                $ 15,672
                        $ 15,113                      $ 16,945               $ 13,587                $ 16,188
                        $ 15,365                      $ 17,062               $ 13,841                $ 16,350
                        $ 15,963                      $ 18,024               $ 14,024                $ 17,038
                        $ 15,954                      $ 17,737               $ 13,910                $ 16,886
                        $ 16,153                      $ 17,955               $ 13,539                $ 17,133
                        $ 16,298                      $ 18,159               $ 13,437                $ 17,214
                        $ 16,047                      $ 17,796               $ 13,335                $ 16,835
                        $ 16,219                      $ 18,380               $ 13,218                $ 17,176
                        $ 16,894                      $ 19,517               $ 13,577                $ 18,044
6/30/1997               $ 17,370                      $ 20,488               $ 13,739                $ 18,690
                        $ 17,925                      $ 21,433               $ 13,632                $ 19,434
                        $ 17,462                      $ 19,983               $ 13,624                $ 18,722
                        $ 18,005                      $ 21,069               $ 13,914                $ 19,533
                        $ 17,476                      $ 19,963               $ 14,203                $ 18,903
                        $ 17,515                      $ 20,312               $ 13,986                $ 19,071
                        $ 17,709                      $ 20,561               $ 13,944                $ 19,301
                        $ 17,913                      $ 21,137               $ 14,079                $ 19,561
                        $ 18,570                      $ 22,567               $ 14,193                $ 20,507
                        $ 18,993                      $ 23,517               $ 14,053                $ 21,089
                        $ 19,023                      $ 23,747               $ 14,278                $ 21,296
                        $ 18,920                      $ 23,459               $ 14,310                $ 20,996
6/30/1998               $ 18,808                      $ 24,007               $ 14,332                $ 21,262
                        $ 18,764                      $ 23,971               $ 14,351                $ 21,151
                        $ 17,261                      $ 20,776               $ 14,741                $ 19,011
                        $ 17,806                      $ 21,146               $ 15,525                $ 19,668
                        $ 18,454                      $ 23,060               $ 15,985                $ 20,842
                        $ 18,970                      $ 24,434               $ 15,759                $ 21,694
                        $ 19,183                      $ 25,622               $ 16,076                $ 22,476
                        $ 19,215                      $ 26,185               $ 15,928                $ 22,788
                        $ 18,744                      $ 25,489               $ 15,417                $ 22,184
                        $ 19,053                      $ 26,546               $ 15,455                $ 22,885
                        $ 19,833                      $ 27,597               $ 15,449                $ 23,681
                        $ 19,475                      $ 26,580               $ 15,190                $ 23,082
6/30/1999               $ 19,703                      $ 27,817               $ 14,924                $ 23,787
                        $ 19,654                      $ 27,734               $ 15,289                $ 23,660
                        $ 19,343                      $ 27,683               $ 15,360                $ 23,594
                        $ 19,064                      $ 27,422               $ 15,599                $ 23,494
                        $ 19,031                      $ 28,847               $ 15,592                $ 24,333
                        $ 19,113                      $ 29,657               $ 15,428                $ 24,903
                        $ 19,469                      $ 32,059               $ 15,391                $ 26,263
                        $ 18,894                      $ 30,225               $ 15,063                $ 25,380
                        $ 18,615                      $ 30,304               $ 14,955                $ 25,834
                        $ 19,260                      $ 32,401               $ 15,418                $ 26,842
                        $ 19,260                      $ 31,029               $ 14,914                $ 25,767
                        $ 19,312                      $ 30,244               $ 15,030                $ 25,235
6/30/2000               $ 19,608                      $ 31,262               $ 15,396                $ 26,156
                        $ 19,521                      $ 30,381               $ 15,135                $ 25,689
                        $ 19,765                      $ 31,370               $ 15,022                $ 26,579
                        $ 19,434                      $ 29,704               $ 14,992                $ 25,731
                        $ 19,399                      $ 29,207               $ 14,801                $ 25,255
                        $ 19,591                      $ 27,431               $ 15,095                $ 24,064
                        $ 20,739                      $ 27,866               $ 15,636                $ 24,659
                        $ 21,311                      $ 28,406               $ 15,616                $ 25,292
                        $ 20,924                      $ 26,009               $ 15,610                $ 23,874
                        $ 20,167                      $ 24,299               $ 15,160                $ 22,729
                        $ 20,739                      $ 26,097               $ 15,106                $ 23,827
                        $ 20,776                      $ 25,767               $ 15,060                $ 23,806
6/30/2001               $ 20,628                      $ 24,959               $ 14,922                $ 23,396
                        $ 20,684                      $ 24,630               $ 15,299                $ 23,261
                        $ 20,721                      $ 23,449               $ 15,874                $ 22,732
                        $ 19,521                      $ 21,382               $ 15,990                $ 21,313
                        $ 20,019                      $ 21,794               $ 16,117                $ 21,797
                        $ 20,924                      $ 23,085               $ 15,890                $ 22,652
                        $ 21,196                      $ 23,232               $ 15,481                $ 22,810
                        $ 21,075                      $ 22,530               $ 15,195                $ 22,460
                        $ 21,237                      $ 22,336               $ 15,273                $ 22,378
                        $ 21,844                      $ 23,324               $ 15,231                $ 23,020
                        $ 22,026                      $ 22,537               $ 15,777                $ 22,795
                        $ 22,229                      $ 22,583               $ 16,223                $ 22,851
6/30/2002               $ 21,642                      $ 21,215               $ 17,006                $ 22,037
                        $ 20,488                      $ 19,429               $ 17,173                $ 20,813
                        $ 20,771                      $ 19,466               $ 17,473                $ 21,017
                        $ 18,989                      $ 17,326               $ 17,664                $ 19,675
                        $ 20,002                      $ 18,607               $ 17,591                $ 20,540
                        $ 20,970                      $ 19,613               $ 17,614                $ 21,342
                        $ 20,547                      $ 18,666               $ 18,500                $ 20,923
                        $ 20,145                      $ 18,102               $ 18,753                $ 20,597
                        $ 19,955                      $ 17,791               $ 19,016                $ 20,458
                        $ 20,018                      $ 17,738               $ 19,075                $ 20,474
                        $ 21,478                      $ 19,316               $ 19,304                $ 21,756
                        $ 22,515                      $ 20,425               $ 20,142                $ 22,834
6/30/2003               $ 22,833                      $ 20,782               $ 23,102                $ 19,815

8/31/92 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2003

                                                           PERCENTAGE OF
                                                            NET ASSETS
------------------------------------------------------------------------
Nextel Communications, Inc., Class A                           1.6%
Citigroup, Inc.                                                1.4
Johnson & Johnson                                              1.2
Wells Fargo & Co.                                              1.2
UnitedHealth Group, Inc.                                       1.1
Microsoft Corp.                                                1.1
Burlington Northern Santa Fe Corp.                             1.1
Allergan, Inc.                                                 1.0
GreenPoint Financial Corp.                                     1.0
J.P. Morgan Chase & Co.                                        1.0
------------------------------------------------------------------------
Total                                                         11.7%

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2003

                                                           PERCENTAGE OF
                                                            NET ASSETS
------------------------------------------------------------------------
U.S. Treasury Note
3.000%, due 02/15/08                                           2.6%
U.S. Treasury Note
4.375%, due 08/15/12                                           1.8
U.S. Treasury Note
1.625%, due 04/30/05                                           1.0
U.S. Treasury Note
3.625%, due 08/31/03                                           0.7
Federal National Mortgage Association
5.500%, due 01/01/18                                           0.7
U.S. Treasury Bond
6.250%, due 05/15/30                                           0.6
U.S. Treasury Note
2.000%, due 11/30/04                                           0.5
Fannie Mae
7.000%, due 03/01/33                                           0.4
Federal National Mortgage Association
7.500%, due 02/01/33                                           0.3
U.S. Treasury Note
1.625%, due 03/31/05                                           0.3
------------------------------------------------------------------------
Total                                                          8.9%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2003

EQUITES

U.S. EQUITES
   Aerospace & Military                                        0.71%
   Airlines                                                    0.33
   Autos/Durables                                              0.29
   Banks                                                       3.02
   Biomedical                                                  0.19
   Broadcasting & Publishing                                   0.27
   Business & Public Service                                   0.21
   Capital Goods                                               1.20
   Chemicals                                                   0.70
   Computer Software                                           1.09
   Computer Systems                                            0.68
   Construction                                                0.45
   Consumer                                                    0.54
   Electric Components                                         0.58
   Energy                                                      3.29
   Financial Services                                          5.73
   Health: Drugs                                               3.35
   Health: Non-Drugs                                           2.74
   Housing/Paper                                               0.67
   Industrial Components                                       0.61
   Media and Entertainment                                     0.66
   Metals Non-Ferrous                                          0.84
   Recreation                                                  0.45
   Retail/Apparel                                              1.61
   Services/Miscellaneous                                      1.87
   Telecommunications-Services                                 2.32
   Transportation                                              1.08
   Utilities                                                   1.17
                                                            -------
            Total U.S. Equities                               36.65

INTERNATIONAL EQUITIES
   Aerospace & Defense                                         0.15
   Appliances & Household Durables                             0.11
   Autos/Durables                                              0.82
   Banks                                                       4.20
   Beverages & Tobacco                                         0.85
   Broadcasting & Publishing                                   1.42
   Chemicals                                                   1.24
   Computer Software                                           0.18
   Construction                                                0.33
   Data Processing                                             0.19
   Electric Components                                         1.07
   Electronics                                                 0.10
   Energy                                                      1.31
   Financial Services                                          1.32
   Food & House Products                                       1.38
   Forest Products                                             0.27
   Health: Drugs                                               2.77
   Health: Non-Drugs                                           0.50
   Housing/Paper                                               0.31
   Insurance                                                   0.73
   Machinery & Engineering                                     0.30
   Merchandising                                               0.41
   Metals Non-Ferrous                                          0.32
   Multi-Industry                                              0.28
   Oil                                                         0.65
   Real Estate                                                 0.32
   Recreation                                                  0.66
   Retail/Apparel                                              0.50
   Services/Miscellaneous                                      0.62
   Telecommunications                                          2.69%
   Transportation                                              0.53
   Utilities                                                   0.79
   Wholesale & International Trade                             0.14
                                                            -------
            Total International Equities                      27.46

TOTAL EQUITIES                                                64.11

U.S. BONDS
U.S. Corporate Bonds
   Aerospace & Military                                        0.02
   Airlines                                                    0.01
   Autos/Durables                                              0.05
   Banks                                                       0.07
   Beverages & Tobacco                                         0.05
   Chemicals                                                   0.01
   Computer Systems                                            0.01
   Construction                                                0.04
   Consumer                                                    0.02
   Electric Components                                         0.02
   Energy                                                      0.08
   Financial Services                                          0.42
   Food & House Products                                       0.11
   Health: Drugs                                               0.01
   Household Durables                                          0.01
   Housing/Paper                                               0.01
   Insurance                                                   0.01
   Leisure & Tourism                                           0.02
   Media and Entertainment                                     0.01
   Metals Non-Ferrous                                          0.01
   Multi-Industry                                              0.04
   Real Estate                                                 0.01
   Retail/Apparel                                              0.01
   Services/Miscellaneous                                      0.05
   Telecommunications                                          0.05
   Transportation                                              0.02
   Utilities                                                   0.03
                                                            -------
            Total U.S. Corporate Bonds                         1.20

Asset-Backed Corporates                                        0.34
International Dollar Bonds                                     0.16
Mortgage-Backed Securities                                     4.78
U.S. Government Obligations                                    7.54
                                                            -------
            Total U.S. Bonds                                  14.02*
International Bonds                                            2.50

INVESTMENT COMPANIES                                          13.54
INVESTMENT OF CASH COLLATERAL                                  5.93
SHORT-TERM INVESTMENTS                                         6.21*
                                                            -------
  TOTAL INVESTMENTS                                          106.31
LIABILITIES, LESS CASH AND
  OTHER ASSETS                                                (6.31)
                                                            -------
NET ASSETS                                                   100.00%
                                                            =======

----------
* THE FUND HELD A LONG POSITION IN U.S. TREASURY FUTURES, WHICH INCREASED THE U.S. BOND EXPOSURE FROM 14.16% TO 15.80%. THESE ADJUSTMENTS RESULTED IN A NET DECREASE TO THE FUND'S EXPOSURE TO SHORT-TERM INVESTMENTS FROM 6.21% TO 4.57%.

              UBS GLOBAL ALLOCATION FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003

                                                                     SHARES             VALUE
                                                                 -------------      -------------
EQUITIES -- 64.11%
U.S. EQUITIES -- 36.65%
Allergan, Inc. (c)                                                      71,600      $   5,520,360
American International Group, Inc.                                      55,821          3,080,203
American Standard Companies, Inc. (b)                                   50,300          3,718,679
Anthem, Inc.(b)                                                         44,500          3,433,175
Baxter International, Inc.                                              52,205          1,357,330
Biomet, Inc.                                                            31,800            911,388
Bristol-Myers Squibb Co.                                               138,100          3,749,415
Burlington Northern Santa Fe Corp.                                     211,200          6,006,528
Cephalon, Inc. (b) (c)                                                  46,000          1,893,360
Citigroup, Inc.                                                        185,907          7,956,820
CMS Energy Corp. (c)                                                    93,800            759,780
Computer Sciences Corp. (b)                                             23,000            876,760
ConocoPhillips                                                          55,134          3,021,343
Consolidated Edison, Inc. (c)                                           44,900          1,943,272
Continental Airlines, Inc., Class B (b)                                 39,000            583,830
Costco Wholesale Corp. (b)                                              79,900          2,924,340
Delta Air Lines, Inc. (c)                                               86,400          1,268,352
Dominion Resources, Inc.                                                24,300          1,561,761
Dow Chemical Co. (The)                                                  66,300          2,052,648
Eastman Chemical Co.                                                    34,700          1,098,949
Entergy Corp.                                                           42,500          2,243,150
Exelon Corp.                                                            70,600          4,222,586
ExxonMobil Corp.                                                        71,300          2,560,383
First Data Corp.                                                        63,260          2,621,495
FirstEnergy Corp.                                                       98,463          3,785,902
FleetBoston Financial Corp.                                             83,115          2,469,347
Freddie Mac                                                             82,900          4,208,833
Genzyme Corp. (b)                                                       25,300          1,057,540
GreenPoint Financial Corp.                                             107,900          5,496,426
Hartford Financial Services Group,
  Inc. (The)                                                            39,500          1,989,220
Hewlett-Packard Co.                                                    136,509          2,907,642
Illinois Tool Works, Inc.                                               68,500          4,510,725
IMC Global, Inc.                                                       111,400            747,494
Ingersoll-Rand Co., Class A                                             71,400          3,378,648
Interpublic Group of Cos., Inc. (c)                                     85,200          1,139,976
J.P. Morgan Chase & Co.                                                156,500          5,349,170
Johnson & Johnson                                                      131,138          6,779,835
Johnson Controls, Inc.                                                  19,000          1,626,400
Kerr-McGee Corp.                                                        19,350            866,880
Kimberly-Clark Corp.                                                    57,600          3,003,264
Linear Technology Corp.                                                 61,300          1,974,473
Martin Marietta Materials, Inc.                                         74,484          2,503,407
Masco Corp.                                                            196,400          4,684,140
McGraw-Hill Cos., Inc. (The)                                            24,400          1,512,800
MeadWestvaco Corp.                                                      52,900          1,306,630
Mellon Financial Corp.                                                  81,000          2,247,750
Microsoft Corp.                                                        237,300          6,077,253
Morgan Stanley                                                          84,350          3,605,962
Motorola, Inc.                                                         201,730          1,902,314
Newell Rubbermaid, Inc. (c)                                            106,200          2,973,600
Nextel Communications, Inc., Class A (b)                               486,000          8,786,880
Omnicom Group                                                           72,900          5,226,930
Pentair, Inc.                                                           55,496          2,167,674
PNC Financial Services Group                                            42,500          2,074,425
Progress Energy, Inc.                                                   41,600          1,826,240
RadioShack Corp.                                                        61,400          1,615,434
Royal Caribbean Cruises Ltd. (c)                                       108,700      $   2,517,492
SBC Communications, Inc.                                                86,300          2,204,965
Sempra Energy                                                           69,400          1,979,982
SICOR, Inc. (b)                                                        168,200          3,421,188
Texas Instruments, Inc.                                                 70,500          1,240,800
TJX Companies, Inc.                                                     76,800          1,446,912
United Technologies Corp. (c)                                           55,500          3,931,065
UnitedHealth Group, Inc.                                               122,600          6,160,650
Viacom, Inc., Class B (b)                                               83,700          3,654,342
Viad Corp.                                                              55,200          1,235,928
Wells Fargo & Co.                                                      134,300          6,768,720
Wyeth                                                                   88,100          4,012,955
                                                                                    -------------
Total U.S. Equities                                                                   203,744,120
                                                                                    -------------
INTERNATIONAL EQUITIES -- 27.46%
AUSTRALIA -- 0.81%
Lion Nathan Ltd.                                                       107,110            385,027
Mayne Group Ltd.                                                       194,742            357,854
News Corp., Ltd., Preferred                                             93,765            577,900
QBE Insurance Group Ltd.                                               165,313          1,033,283
Rio Tinto Ltd.                                                          23,755            465,353
Westpac Banking Corp.                                                  153,216          1,669,758
                                                                                    -------------
                                                                                        4,489,175
                                                                                    -------------
BELGIUM -- 0.23%
Fortis                                                                  72,840          1,264,732
                                                                                    -------------
CANADA -- 0.97%
Alcan, Inc.                                                             21,120            652,991
Bank of Nova Scotia (c)                                                 27,800          1,229,645
BCE, Inc.                                                               49,500          1,131,532
Canadian National Railway Co.                                           18,800            900,463
Toronto Dominion Bank                                                   53,700          1,476,528
                                                                                    -------------
                                                                                        5,391,159
                                                                                    -------------
FINLAND -- 0.89%
Nokia Oyj                                                              181,340          2,986,203
Sampo Oyj, Class A (c)                                                  60,300            442,481
UPM-Kymmene Oyj (c)                                                    103,040          1,503,932
                                                                                    -------------
                                                                                        4,932,616
                                                                                    -------------
FRANCE -- 3.20%
Aventis S.A.                                                            61,948          3,408,239
AXA                                                                     29,036            450,473
BNP Paribas (c)                                                         46,094          2,342,256
Cap Gemini S.A. (b)                                                     28,632          1,016,641
Compagnie de Saint-Gobain                                               17,258            679,174
France Telecom S.A. (b)                                                 42,385          1,039,657
Sanofi-Synthelabo S.A.                                                  36,199          2,120,037
Suez S.A.                                                               57,379            913,257
Total S.A.                                                              32,679          4,938,570
Unibail (c)                                                             11,652            863,052
                                                                                    -------------
                                                                                       17,771,356
                                                                                    -------------
GERMANY -- 0.34%
Allianz AG                                                               5,137            426,977
E.on AG (c)                                                              8,572            440,703
Linde AG                                                                27,538          1,019,540
                                                                                    -------------
                                                                                        1,887,220
                                                                                    -------------

                                                                     SHARES             VALUE
                                                                 -------------      -------------
HONG KONG -- 0.24%
Cheung Kong Holdings Ltd.                                              118,000      $     709,681
Sun Hung Kai Properties Ltd.                                           125,000            631,560
                                                                                    -------------
                                                                                        1,341,241
                                                                                    -------------
IRELAND -- 0.58%
Bank of Ireland                                                        147,472          1,783,926
CRH PLC                                                                 93,758          1,469,662
                                                                                    -------------
                                                                                        3,253,588
                                                                                    -------------
ITALY -- 0.59%
Assicurazioni Generali Spa (c)                                          38,759            898,194
ENI Spa (c)                                                            156,291          2,363,722
                                                                                    -------------
                                                                                        3,261,916
                                                                                    -------------
JAPAN -- 4.37%
AIFUL Corp.                                                             23,800          1,014,832
Canon, Inc.                                                             23,000          1,055,424
Daikin Industries Ltd.                                                  20,000            367,271
Fuji Photo Film Co., Ltd.                                               62,000          1,791,713
Honda Motor Co., Ltd.                                                   44,200          1,674,870
Kao Corp.                                                               48,000            893,442
Keyence Corp.                                                            1,600            293,150
Mitsubishi Corp.                                                       114,000            790,856
Mitsubishi Tokyo Financial Group, Inc.                                     103            465,784
Mitsui Fudosan Co., Ltd.                                                32,000            204,406
Murata Manufacturing Co., Ltd.                                          27,700          1,088,853
Nintendo Co., Ltd.                                                      25,600          1,861,237
Nippon Telegraph & Telephone Corp.                                         411          1,612,160
NTT DoCoMo, Inc.                                                           440            952,738
Rohm Co., Ltd.                                                          11,400          1,242,773
Sekisui House Ltd.                                                      43,000            325,880
Sompo Japan Insurance, Inc.                                            221,000          1,205,538
Sony Corp.                                                              21,300            599,575
Sumitomo Chemical Co., Ltd. (c)                                        229,000            718,992
Takeda Chemical Industries Ltd.                                         61,800          2,280,025
Takefuji Corp.                                                           7,760            402,622
Toyota Motor Corp.                                                     109,300          2,830,922
West Japan Railway Co.                                                     161            610,077
                                                                                    -------------
                                                                                       24,283,140
                                                                                    -------------
NETHERLANDS -- 1.96%
ABN AMRO Holding NV                                                     37,389            714,883
Akzo Nobel NV                                                           27,216            721,335
Koninklijke Philips Electronics NV                                      66,872          1,271,690
Reed Elsevier NV                                                       230,953          2,723,771
TPG NV                                                                  83,189          1,444,423
VNU NV                                                                  88,334          2,721,605
Wolters Kluwer NV                                                      110,340          1,330,451
                                                                                    -------------
                                                                                       10,928,158
                                                                                    -------------
NORWAY -- 0.11%
Telenor ASA (c)                                                        146,700            609,692
                                                                                    -------------
PORTUGAL -- 0.22%
Electricidade de Portugal S.A.                                         314,842            672,484
Portugal Telecom, SGPS, S.A.                                            79,603            570,415
                                                                                    -------------
                                                                                        1,242,899
                                                                                    -------------
SINGAPORE -- 0.23%
DBS Group Holdings Ltd.                                                218,000          1,275,071
                                                                                    -------------
SPAIN -- 0.73%
Banco Bilbao Vizcaya Argentaria S.A.                                   182,029      $   1,912,662
Banco Santander Central Hispano S.A.                                   109,275            957,463
Telefonica S.A.                                                        100,463          1,166,363
                                                                                    -------------
                                                                                        4,036,488
                                                                                    -------------
SWEDEN -- 0.90%
Nordea AB (c)                                                          259,000          1,248,902
Svenska Cellulosa AB                                                    50,800          1,735,651
Svenska Handelsbanken AB                                                54,320            888,940
Swedish Match AB                                                       147,120          1,111,907
                                                                                    -------------
                                                                                        4,985,400
                                                                                    -------------
SWITZERLAND -- 2.18%
Adecco S.A.                                                             35,122          1,446,833
Compagnie Financiere Richemont AG                                       60,906            984,712
Givaudan S.A.                                                            1,841            774,700
Nestle S.A. (c)                                                         22,299          4,601,211
Novartis AG                                                             49,482          1,958,020
Roche Holding AG                                                        22,454          1,761,277
Swiss Reinsurance Co.                                                   10,628            588,854
                                                                                    -------------
                                                                                       12,115,607
                                                                                    -------------
UNITED KINGDOM -- 8.91%
Abbey National PLC                                                      95,648            742,602
Allied Domecq PLC                                                       95,739            527,662
Amersham PLC                                                            82,451            618,713
ARM Holdings PLC (b)                                                   344,631            381,021
AstraZeneca PLC                                                         44,270          1,775,154
Barclays PLC                                                           443,953          3,296,626
BOC Group PLC                                                           50,998            654,295
BP PLC                                                                 687,186          4,765,432
BT Group PLC                                                           404,172          1,358,889
Carlton Communications PLC                                             213,336            533,331
Centrica PLC                                                           290,589            842,742
Compass Group PLC                                                      161,596            871,297
Diageo PLC                                                             123,279          1,316,175
Dixons Group PLC                                                       242,963            529,218
Electrocomponents PLC                                                  151,071            808,940
Gallaher Group PLC                                                     277,794          2,727,470
GlaxoSmithKline PLC                                                    156,306          3,154,440
HSBC Holdings PLC                                                      104,120          1,230,176
Invensys PLC                                                           805,004            272,315
Kingfisher PLC (b)                                                     389,440          1,781,691
Lloyds TSB Group PLC                                                   131,023            930,226
National Grid Transco PLC                                              230,722          1,564,772
Prudential PLC                                                         114,479            693,286
Rentokil Initial PLC                                                   642,840          2,007,516
Rio Tinto PLC                                                           36,389            684,534
Rolls-Royce Group PLC                                                  400,989            848,614
Royal Bank of Scotland Group PLC                                       124,180          3,483,540
Scottish & Southern Energy PLC                                         163,727          1,685,874
Shell Transport & Trading Co. PLC                                      546,133          3,604,779
Tesco PLC                                                              636,814          2,303,947
Vodafone Group PLC                                                   1,814,608          3,548,309
                                                                                    -------------
                                                                                       49,543,586
                                                                                    -------------
Total International Equities                                                          152,613,044
                                                                                    -------------
Total Equities (Cost $336,152,772)                                                    356,357,164
                                                                                    -------------

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
BONDS -- 16.52%
U.S. BONDS -- 14.02%
U.S. CORPORATE BONDS -- 1.20%
Abbott Laboratories, Inc. (c)
  5.625%, due 07/01/06                                         $        20,000   $        22,145
Alcoa, Inc. (c)
  6.000%, due 01/15/12                                                  25,000            28,161
Altria Group, Inc. (c)
  7.750%, due 01/15/27                                                  50,000            53,591
American Express Co.
  3.750%, due 11/20/07                                                  35,000            36,472
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                                                  10,000            12,562
Anheuser Busch Cos., Inc.
  9.000%, due 12/01/09                                                  70,000            93,381
AOL Time Warner, Inc.
  7.625%, due 04/15/31                                                 175,000           201,968
Apache Corp. (c)
  6.250%, due 04/15/12                                                  30,000            34,932
AT&T Corp.
  8.500%, due 11/15/31                                                  20,000            22,678
AT&T Wireless Services, Inc. (c)
  7.875%, due 03/01/11                                                  40,000            47,241
Avalonbay Communities, Inc.
  7.500%, due 08/01/09                                                  30,000            35,577
Avon Products, Inc.
  7.150%, due 11/15/09                                                  40,000            48,431
Bank of America Corp.
  7.400%, due 01/15/11                                                 105,000           129,004
Bank One Corp.
  7.875%, due 08/01/10                                                  85,000           105,986
Bear Stearns Co., Inc.
  4.000%, due 01/31/08                                                  45,000            47,072
Boeing Capital Corp.
  7.375%, due 09/27/10                                                  25,000            29,624
Bombardier Capital, Inc., 144A (c)
  6.125%, due 06/29/06                                                  35,000            35,788
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                                  35,000            38,951
Burlington Northern Santa Fe Corp.
  6.875%, due 12/01/27                                                   5,000             5,733
  7.082%, due 05/13/29                                                  45,000            52,878
Caterpillar, Inc.
  6.550%, due 05/01/11                                                  20,000            23,643
Cendant Corp. (c)
  6.250%, due 01/15/08                                                 105,000           116,194
Centex Corp.
  9.750%, due 06/15/05                                                 155,000           176,973
Cingular Wireless LLC
  6.500%, due 12/15/11                                                  15,000            17,283
Citigroup, Inc.
  7.250%, due 10/01/10                                                 140,000           169,626
Citizens Communications Co. (c)
  9.250%, due 05/15/11                                                  45,000            58,228
Coca-Cola Co. (The)
  4.000%, due 06/01/05                                                  35,000            36,628
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                                 130,000           149,223
Commonwealth Edison Co., (c)
  6.150%, due 03/15/12                                         $        15,000   $        17,198
Computer Sciences Corp. (c)
  3.500%, due 04/15/08                                                  50,000            51,059
Conagra Foods, Inc. (c)
  6.750%, due 09/15/11                                                  25,000            29,268
ConocoPhillips
  8.500%, due 05/25/05 (c)                                              15,000            16,897
  8.750%, due 05/25/10                                                  25,000            32,539
Consolidated Edison, Inc., Series B
  7.500%, due 09/01/10                                                  65,000            79,727
Coors Brewing Co.,
  6.375%, due 05/15/12                                                  35,000            40,166
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                                 100,000           100,483
Credit Suisse First Boston USA, Inc.
  5.750%, due 04/15/07                                                  25,000            27,774
  6.500%, due 01/15/12                                                  50,000            57,378
DaimlerChrysler N.A Holding Corp.
  8.500%, due 01/18/31                                                  25,000            29,447
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                                  20,000            23,461
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                                  55,000            61,174
DTE Energy Co.
  7.050%, due 06/01/11                                                  10,000            11,696
Duke Energy Field Services, LLC
  7.875%, due 08/16/10                                                  55,000            66,197
EOP Operating LP
  7.000%, due 07/15/11 (c)                                               5,000             5,803
  7.875%, due 07/15/31                                                  20,000            24,182
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                                  50,000            59,570
First Data Corp.
  5.625%, due 11/01/11                                                  30,000            33,197
First Union National Bank (c)
  7.800%, due 08/18/10                                                  85,000           105,465
FirstEnergy Corp., Series B
  6.450%, due 11/15/11                                                  40,000            43,894
FleetBoston Financial Corp. (c)
  7.375%, due 12/01/09                                                  20,000            23,999
Ford Motor Co. (c)
  7.450%, due 07/16/31                                                 110,000           100,767
Ford Motor Credit Co.
  5.800%, due 01/12/09                                                  55,000            54,662
  7.375%, due 02/01/11 (c)                                              30,000            31,016
General Dynamics Corp.
  4.250%, due 05/15/13                                                  70,000            70,334
General Electric Capital Corp. (c)
  6.000%, due 06/15/12                                                 320,000           361,206
  6.750%, due 03/15/32                                                  55,000            64,326
General Motors Acceptance Corp. (c)
  6.875%, due 09/15/11                                                 175,000           175,584
  8.000%, due 11/01/31                                                 185,000           181,516
General Motors Corp.
  8.375%, due 07/15/33                                                 100,000            98,219
Goldman Sachs Group, Inc. (c)
  6.875%, due 01/15/11                                                  85,000           100,296

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                         $        40,000   $        47,393
Household Finance Corp.
  6.750%, due 05/15/11                                                  75,000            87,103
International Business Machines Corp. (c)
  5.875%, due 11/29/32                                                  15,000            16,090
International Paper Co. (c)
  6.750%, due 09/01/11                                                  35,000            40,482
John Deere Capital Corp. (c)
  7.000%, due 03/15/12                                                  85,000           100,912
Kerr-McGee Corp.
  7.875%, due 09/15/31                                                  10,000            12,233
Kimberly-Clark Corp., 144A
  4.500%, due 07/30/05                                                  45,000            47,562
Kohl's Corp.
  7.250%, due 06/01/29                                                   5,000             6,249
Kraft Foods, Inc. (c)
  5.625%, due 11/01/11                                                 185,000           201,589
Kroger Co. (c)
  7.500%, due 04/01/31                                                 155,000           183,836
Lehman Brothers Holdings, Inc.
  6.625%, due 01/18/12                                                  35,000            41,033
Lincoln National Corp.
  6.200%, due 12/15/11                                                  25,000            28,064
Marsh & McClennan Cos., Inc.
  6.250%, due 03/15/12                                                  25,000            28,497
MidAmerican Energy Co.
  5.125%, due 01/15/13                                                  10,000            10,615
Mirant Americas Generation, Inc. (c)
  7.625%, due 05/01/06                                                  75,000            57,750
Morgan Stanley
  6.750%, due 04/15/11                                                 150,000           175,452
Newell Rubbermaid, Inc.
  4.000%, due 05/01/10                                                  45,000            45,853
News America Holdings, Inc.
  7.125%, due 04/08/28                                                  15,000            16,702
Occidental Petroleum Corp.
  8.450%, due 02/15/29                                                  20,000            27,983
Pemex Project Funding Master Trust (c)
  8.000%, due 11/15/11                                                 125,000           143,125
Pepsi Bottling Group, Inc., 144A
  5.625%, due 02/17/09                                                  35,000            39,254
Praxair, Inc.
  6.375%, due 04/01/12                                                  30,000            34,940
Progress Energy, Inc. (c)
  7.000%, due 10/30/31                                                  35,000            38,626
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                                  95,000            79,325
Rohm & Haas Co.
  7.850%, due 07/15/29                                                  10,000            12,948
Safeway, Inc.
  6.500%, due 03/01/11                                                 100,000           111,625
SBC Communications, Inc. (c)
  5.875%, due 02/01/12                                                  35,000            39,292
Sempra Energy (c)
  7.950%, due 03/01/10                                                  35,000            42,199
SLM Corp.
  5.625%, due 04/10/07                                                  60,000            66,592
Southern Power Co., Series B
  6.250%, due 07/15/12                                         $        15,000   $        16,978
Southwestern Electric Power, Series B
  4.500%, due 07/01/05                                                  10,000            10,384
Sprint Capital Corp.
  8.375%, due 03/15/12                                                  55,000            65,852
Target Corp. (c)
  7.000%, due 07/15/31                                                  25,000            29,920
Transocean Sedco Forex, Inc. (c)
  6.625%, due 04/15/11                                                  45,000            52,130
U.S. Bank N.A., Minnesota
  6.375%, due 08/01/11                                                  60,000            70,042
Unilever Capital Corp. (c)
  7.125%, due 11/01/10                                                  50,000            60,579
Union Pacific Corp.
  6.700%, due 12/01/06                                                  60,000            67,479
United Technologies Corp.
  6.100%, due 05/15/12                                                  45,000            51,880
UST, Inc.
  6.625%, due 07/15/12                                                  35,000            40,526
Valero Energy Corp. (c)
  7.500%, due 04/15/32                                                  35,000            39,675
Verizon New England, Inc. (c)
  6.500%, due 09/15/11                                                  15,000            17,405
Verizon New York, Inc., Series B
  7.380%, due 04/01/32                                                   5,000             6,204
Viacom, Inc. (c)
  6.625%, due 05/15/11                                                  30,000            35,389
Walt Disney Co. (The) (c)
  6.375%, due 03/01/12                                                  35,000            39,895
Washington Mutual, Inc. (c)
  5.625%, due 01/15/07                                                 100,000           110,219
Wells Fargo Bank, N.A. (c)
  6.450%, due 02/01/11                                                 115,000           135,588
Weyerhaeuser Co. (c)
  7.375%, due 03/15/32                                                  20,000            22,990
                                                                                 ---------------
                                                                                       6,664,932
                                                                                 ---------------
ASSET-BACKED CORPORATES -- 0.34%
Americredit Automobile Receivables Trust,
  03-AM, Class A2B FRN
  1.584%, due 10/06/06                                                 110,000           109,995
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1 FRN
  1.570%, due 01/15/09                                                 280,000           280,007
Comed Transitional Funding Trust,
  98-1, Class A7
  5.740%, due 12/25/10                                                 500,000           566,625
Conseco Finance, 00-B, Class AF4
  7.870%, due 02/15/31                                                  85,000            88,448
Conseco Finance, 02-B, Class A2
  5.590%, due 05/15/33                                                  75,000            75,948
Peco Energy Transition Trust, 99-A, Class A7
  6.130%, due 03/01/09                                                 230,000           263,839
Sears Credit Account Master Trust,
  01-1, Class A FRN
  1.360%, due 02/15/10                                                 280,000           278,835

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.356%, due 01/25/31                                         $       196,873   $       195,014
United Airlines, Inc. E.E.T.C. (d)(e)
  7.811%, due 10/01/09                                                  68,731            17,769
                                                                                 ---------------
                                                                                       1,876,480
                                                                                 ---------------
INTERNATIONAL DOLLAR BONDS -- 0.16%
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                                  15,000            17,603
Canadian National Railway Co.
  6.900%, due 07/15/28                                                  15,000            17,797
Deutsche Telekom International Finance BV
  8.250%, due 06/15/30                                                  15,000            19,111
European Investment Bank (c)
  4.875%, due 09/06/06                                                 165,000           178,787
France Telecom S.A.
  8.500%, due 03/01/31                                                  15,000            20,756
HSBC Holdings PLC
  5.250%, due 12/12/12                                                  15,000            15,998
Inter-American Development Bank
  5.750%, due 02/26/08                                                 175,000           200,096
International Bank for
  Reconstruction & Development
  4.375%, due 09/28/06                                                 225,000           243,207
Rio Tinto Finance USA Ltd.
  2.625%, due 09/30/08                                                 140,000           137,434
Telus Corp.
  8.000%, due 06/01/11                                                  20,000            23,100
                                                                                 ---------------
                                                                                         873,889
                                                                                 ---------------
MORTGAGE-BACKED SECURITIES -- 4.78%
Bear Stearns Commercial Mortgage Securities,
  00-WF1, Class A2
  7.780%, due 02/15/32                                                 210,000           257,866
CS First Boston Mortgage Securities Corp.,
  01-26 5A1 (f)
  7.390%, due 11/25/31                                                 412,462           434,388
CS First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                                 150,183           157,754
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B
  7.180%, due 08/10/10                                                 275,000           324,709
DLJ Commercial Mortgage Corp.,
  99-CG2, Class A1B
  7.300%, due 06/10/32                                                 275,000           330,232
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B
  7.340%, due 10/10/32                                                 200,000           241,076
Fannie Mae
  4.625%, due 05/01/13                                                 145,000           149,121
  5.500%, due 03/15/11                                                 670,000           760,138
  7.000%, due 03/01/33                                               2,339,051         2,463,247
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 09/01/17                                                 120,790           125,282
  5.500%, due 01/01/18                                                 238,658           247,533
  5.500%, due 04/01/18                                                 855,030           886,862
  6.000%, due 10/01/29                                                  72,568            75,343
  6.000%, due 12/01/30                                         $     1,176,661   $     1,220,256
  6.500%, due 02/01/17                                                 403,030           423,307
  6.500%, due 04/01/29                                                 278,915           290,246
Federal National Mortgage Association
  3.967%, due 05/01/33 FRN                                             989,235         1,021,385
  4.503%, due 06/01/33 FRN                                             999,082         1,021,428
  5.500%, due 12/01/17                                                 135,309           140,558
  5.500%, due 01/01/18                                               3,631,055         3,771,911
  5.500%, due 11/01/23                                                 319,791           331,096
  6.000%, due 11/01/28                                                 453,712           471,683
  6.000%, due 06/01/31                                                  46,916            48,774
  6.000%, due 11/01/32                                               1,338,179         1,391,183
  6.500%, due 12/01/28                                                 634,302           661,458
  6.500%, due 11/01/31                                                  27,529            28,708
  6.500%, due 08/01/32                                                 504,372           525,966
  6.500%, due 09/01/32                                                 164,895           171,954
  6.500%, due 06/01/33                                                 630,000           656,972
  7.000%, due 05/01/33                                                 699,432           736,589
  7.500%, due 05/01/31                                                  71,709            76,191
  7.500%, due 02/01/33                                               1,735,465         1,844,694
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                                 155,441           173,462
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/30                                                 259,155           289,201
Federal National Mortgage Association
  Whole Loan, 01-W3, Class A
  7.000%, due 09/25/41                                                 198,600           216,536
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A FRN
  5.210%, due 08/25/42                                                 163,585           172,429
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                                   4,956             5,451
Freddie Mac
  5.875%, due 03/21/11                                                 165,000           185,603
  6.000%, due 01/01/33                                                 301,931           313,054
  7.000%, due 06/01/28                                                 932,658           977,834
GMAC Commercial Mortgage Securities, Inc.,
  97-C2, Class A2
  6.550%, due 04/16/29                                                 125,000           135,084
Government National Mortgage Association
  6.000%, due 11/20/28                                                 151,359           157,792
  6.000%, due 01/15/29                                                 124,216           130,271
  6.000%, due 02/20/29                                                 133,084           138,740
  6.000%, due 05/20/29                                                 339,167           353,582
  8.000%, due 12/15/22                                                  44,456            48,480
  9.000%, due 11/15/04                                                   2,293             2,593
Greenwich Capital Commercial Funding Corp.,
  03-FL1 A FRN
  1.639%, due 07/05/18                                                 239,951           239,951
GS Mortgage Securities Corp. II,
  96-PL, Class A2
  7.410%, due 02/15/27                                                  58,741            61,206
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1
  6.410%, due 06/15/31                                                 203,276           220,109

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                         $        70,000   $        84,285
Merrill Lynch Mortgage Investors, Inc.,
  97-C1, Class A3
  7.120%, due 06/18/29                                                 500,000           562,071
Morgan Stanley Dean Witter Capital I,
  00-LIFE, Class A2
  7.570%, due 12/15/09                                                 150,000           183,069
Nomura Asset Securities Corp.,
  95-MD3, Class A1B
  8.150%, due 04/04/27                                                  90,418            98,588
Norwest Asset Securities Corp.,
  96-2, Class A9
  7.000%, due 09/25/11                                                  71,261            71,155
Norwest Asset Securities Corp.,
  99-14, Class A5
  6.500%, due 06/25/29                                                 160,000           162,446
Salomon Brothers Mortgage Securities VII,
  00-C3, Class A2
  6.592%, due 12/18/33                                                  80,000            93,370
Vanderbilt Mortgage Finance, 00-B, Class 1A3
  8.255%, due 05/07/17                                                 215,000           232,479
                                                                                 ---------------
                                                                                      26,596,751
                                                                                 ---------------
U.S. GOVERNMENT OBLIGATIONS -- 7.54%
U.S. Treasury Bond
  6.250%, due 05/15/30                                               2,665,000         3,317,717
  8.000%, due 11/15/21                                                   5,000             7,243
U.S. Treasury Notes
  1.625%, due 03/31/05                                               1,655,000         1,666,378
  1.625%, due 04/30/05                                               5,345,000         5,380,074
  2.000%, due 11/30/04                                               2,530,000         2,560,044
  2.750%, due 09/30/03                                                 620,000           622,907
  3.000%, due 02/15/08 (c)                                          14,155,000        14,565,821
  3.625%, due 08/31/03 (c)                                           3,820,000         3,836,861
  4.375%, due 08/15/12 (c)                                           9,225,000         9,891,294
  5.750%, due 08/15/10                                                  25,000            29,263
                                                                                 ---------------
                                                                                      41,877,602
                                                                                 ---------------
Total U.S. Bonds                                                                      77,889,654
                                                                                 ---------------
INTERNATIONAL BONDS -- 2.50%
AUSTRALIA -- 0.15%
Government of Australia
  6.500%, due 05/15/13                                         AUD     318,000           237,291
  9.000%, due 09/15/04                                                 850,000           600,175
                                                                                 ---------------
                                                                                         837,466
                                                                                 ---------------
CANADA -- 0.21%
Government of Canada
  5.000%, due 12/01/03                                         CAD     350,000           259,591
  5.750%, due 06/01/29                                                 165,000           132,850
  6.000%, due 09/01/05                                                 460,000           358,981
  6.000%, due 06/01/08                                                 100,000            80,824
  6.000%, due 06/01/11                                                 150,000           122,521
  8.000%, due 06/01/23                                                 195,000           196,161
                                                                                 ---------------
                                                                                       1,150,928
                                                                                 ---------------
CAYMAN ISLANDS -- 0.08%
SMFG Finance Ltd., 144A
  2.250%, due 07/11/05                                         JPY  57,000,000   $       441,987
                                                                                 ---------------
DENMARK -- 0.08%
Kingdom of Denmark
  5.000%, due 11/15/13                                         DKK     985,000           164,935
  6.000%, due 11/15/09                                                 460,000            81,385
  7.000%, due 12/15/04                                               1,245,000           205,453
                                                                                 ---------------
                                                                                         451,773
                                                                                 ---------------
FINLAND -- 0.05%
Government of Finland
  5.750%, due 02/23/11                                         EUR     225,000           296,089
                                                                                 ---------------
FRANCE -- 0.38%
Government of France
  3.500%, due 07/12/04                                         EUR     395,000           460,734
  5.000%, due 10/25/16                                                  70,000            86,915
  5.500%, due 04/25/07                                                 445,000           560,537
  5.500%, due 04/25/10                                                 436,000           565,677
  5.500%, due 04/25/29                                                 180,000           230,943
  8.500%, due 10/25/19                                                 120,000           204,843
                                                                                 ---------------
                                                                                       2,109,649
                                                                                 ---------------
GERMANY -- 0.48%
Bundesschatzanweisungen
  2.500%, due 03/18/05                                         EUR     300,000           346,683
Deutsche Bundesrepublik
  5.000%, due 07/04/12                                                 385,000           483,987
  6.000%, due 01/05/06                                                 525,000           655,033
  6.000%, due 01/04/07                                                 260,000           331,123
  6.500%, due 07/04/27                                                 255,000           370,189
Treuhandanstalt
  6.750%, due 05/13/04                                                 380,000           454,017
                                                                                 ---------------
                                                                                       2,641,032
                                                                                 ---------------
ITALY -- 0.54%
Buoni Poliennali Del Tesoro
  3.250%, due 04/15/04                                         EUR     590,000           684,101
  5.000%, due 05/01/08                                                 235,000           294,102
  5.250%, due 11/01/29                                                 410,000           502,989
  5.500%, due 11/01/10                                                 408,000           528,366
  8.750%, due 07/01/06                                                 710,000           960,938
                                                                                 ---------------
                                                                                       2,970,496
                                                                                 ---------------
MEXICO -- 0.02%
Mexico Government International Bond
  8.125%, due 12/30/19                                         USD     105,000           119,700
                                                                                 ---------------
NETHERLANDS -- 0.08%
Government of Netherlands
  5.000%, due 07/15/11                                         EUR     370,000           465,850
                                                                                 ---------------
QATAR -- 0.01%
State of Qatar, 144A
  9.750%, due 06/15/30                                         USD      55,000            76,450
                                                                                 ---------------
SPAIN -- 0.26%
Government of Spain
  3.250%, due 01/31/05                                         EUR     400,000           467,824
  4.250%, due 10/31/07                                                 330,000           400,719
  4.750%, due 07/30/14                                                 245,000           300,561

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
  5.150%, due 07/30/09                                         EUR     115,000   $       145,475
  6.000%, due 01/31/29                                                  95,000           129,954
                                                                                 ---------------
                                                                                       1,444,533
                                                                                 ---------------
SWEDEN -- 0.10%
Government of Sweden
  5.000%, due 01/15/04                                         SEK   1,100,000           138,949
  6.750%, due 05/05/14                                                 900,000           134,647
  8.000%, due 08/15/07                                               1,850,000           270,834
                                                                                 ---------------
                                                                                         544,430
                                                                                 ---------------
UNITED KINGDOM -- 0.06%
Royal Bank of Scotland
  9.118%, due 03/31/10                                         GBP      15,000            19,342
U.K. Gilt
  8.000%, due 12/07/15                                                  35,000            78,112
U.K. Treasury
  8.000%, due 09/27/13                                                 120,000           260,392
                                                                                 ---------------
                                                                                         357,846
                                                                                 ---------------
Total International Bonds                                                             13,908,229
                                                                                 ---------------
Total Bonds (Cost $90,524,067)                                                        91,797,883
                                                                                 ---------------

                                                                    SHARES
                                                               ---------------
INVESTMENT COMPANIES -- 13.54%
UBS High Yield Relationship Fund                                     1,174,148        17,910,108
UBS Emerging Markets Debt
  Relationship Fund                                                    203,662         8,279,844
UBS Emerging Markets Equity
  Relationship Fund                                                  3,601,616        33,640,895
UBS U.S. Small Cap Equity
  Relationship Fund                                                    563,062        15,398,165
                                                                                 ---------------
Total Investment Companies
  (Cost $65,815,001)                                                                  75,229,012
                                                                                 ---------------
SHORT-TERM INVESTMENTS -- 6.21%
OTHER -- 6.03%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund                                   33,536,135        33,536,135
                                                                                 ---------------

                                                                     FACE
                                                                    AMOUNT
                                                               ---------------
U.S. GOVERNMENT OBLIGATIONS -- 0.18%
U.S. Treasury Bill, due 08/07/03 (g)                           $     1,000,000           998,939
                                                                                 ---------------
Total Short-Term Investments
  (Cost $34,535,074)                                                                  34,535,074
                                                                                 ---------------

                                                                    SHARES
                                                               ---------------
INVESTMENTS OF CASH COLLATERAL FOR
  SECURITIES LOANED -- 5.93%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $32,953,029)                                                32,953,029        32,953,029
                                                                                 ---------------
Total Investments
  (Cost $559,979,943) -- 106.31% (a)                                                 590,872,162

Liabilities, less cash and
  other assets -- (6.31)%                                                            (35,047,742)
                                                                                 ---------------
Net Assets -- 100%                                                               $   555,824,420
                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $565,922,814; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                     $ 32,013,036
            Gross unrealized depreciation                                       (7,063,688)
                                                                              ------------
                      Net unrealized appreciation                             $ 24,949,348
                                                                              ============

(b)  Non-income producing security.
(c)  Security, or portion thereof, was on loan at June 30, 2003.
(d)  Security is in default.
(e) Security is illiquid. These securities amounted to $17,769 or 0.00% of net assets.
(f)  Variable rate note - The rate discolsed is that in effect at June 30, 2003.
(g) All or portion of these securities was pledged to cover margin requirements for futures contracts.

%         Represents a percentage of net assets.
E.E.T.C.: Enhanced Equipment Trust Certificate.
FRN: Floating rate note - The rate disclosed is that in effect at June 30, 2003.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2003, the value of these securities amounted to $895,625 or 0.16% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Allocation Fund had the following open forward foreign currency contracts as of June 30, 2003:

                                                        SETTLEMENT           LOCAL            CURRENT         UNREALIZED
                                                           DATE            CURRENCY            VALUE          GAIN/(LOSS)
                                                       ------------      -------------     -------------     -------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS:
Australian Dollar (AUD)                                  12/03/03           13,500,000     $   8,919,760     $     362,245
Euro (EUR)                                               12/03/03           19,220,000        21,977,309          (493,191)
Japanese Yen (JPY)                                       12/03/03        1,310,000,000        10,964,687          (131,366)

FORWARD FOREIGN CURRENCY SALE CONTRACTS:
British Pound (GBP)                                      12/03/03           18,300,000        29,888,338          (113,917)
Swedish Krone (SEK)                                      12/03/03           18,900,000         2,343,445            57,439
Swiss Franc (CHF)                                        12/03/03            3,700,000         2,741,117            53,191
                                                                                                             -------------
     Total net unrealized loss on Forward Foreign
       Currency Contracts                                                                                    $    (265,599)
                                                                                                             =============

FUTURES CONTRACTS
UBS Global Allocation Fund had the following open futures contracts as of June 30, 2003:

                                                        EXPIRATION                            CURRENT          UNREALIZED
                                                           DATE              COST              VALUE              GAIN
                                                       ------------      -------------     -------------     -------------
U.S. INTEREST RATE FUTURES BUY CONTRACTS:
5 Year U.S. Treasury Notes, 79 contracts               September 2003    $   9,086,170     $   9,094,875     $       8,705
                                                                                                             =============

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2003 was $998,939.

                 See accompanying notes to financial statements

UBS GLOBAL EQUITY FUND

For the fiscal year ended June 30, 2003, Class Y shares of UBS Global Equity Fund declined 1.93%, outperforming, on a relative basis, the 2.05% decline generated by its benchmark, the MSCI World Equity (Free) Index. (Returns for all share classes over various time periods are shown on page 18. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Currency allocation contributed significantly to the Fund's overall performance during the period, as the euro moved to historic highs versus the US dollar.

12-MONTH MARKET REVIEW
The global economy was weak for much of the reporting period. The financial markets were often volatile, reflecting the many uncertainties facing investors both in the US and abroad. As the period began, many of the issues troubling US investors were also adversely affecting the international markets. The sputtering economy, weak capital spending, geopolitical unrest and heightened concerns over additional terrorist attacks caused investors to shun equities in favor of the relative security offered by the bond market. As a result, stock prices fell, while the fixed income markets posted strong results in the third quarter of 2002. Stocks experienced a reversal of fortune in the fourth quarter, when some signs of economic improvement and better-than-expected earnings reports led investors back to stocks.

This type of volatility further characterized the remainder of the fiscal year. Following the rally in the fourth quarter, most global equity markets fell over the first three months of 2003. Investors flocking to the safe havens offered by the global bond markets, at a time when the potential for a war in Iraq and weak economic data helped renew investor risk aversion, spurred the decline. It was short-lived, however, and stocks rallied in a reversal that was attributed in large part to investors' sense of relief following the rapid resolution of major conflict in Iraq. Investor appetite for risk increased, and the demand for equities rose.

CURRENCY AND SECTOR ALLOCATION CONTRIBUTED TO RELATIVE PERFORMANCE
The fiscal year started off on a poor note as the equity markets both in the US and abroad declined in value. However, using our vast global network of analysts and investment specialists, we sought to construct a portfolio that was balanced between sectors sensitive to an economic recovery and those less tied to further economic weakness. In particular, the Fund benefited from its underweights in consumer staples.

Another positive theme throughout the fiscal year was the Fund's holdings in the pharmaceuticals area. Several well-publicized drug failures caused the sector as a whole to decline in value early in the reporting period. Nevertheless, our extensive research helped us uncover several companies that we believed possessed strong long-term fundamentals, and these stocks enhanced results when investors realized their true value and their prices rose substantially. As the fiscal year progressed, we increased exposure to this area when the opportunity arose.

Our move to pare the Fund's technology exposure late in the fiscal year was also a key sector decision. Technology stocks rose sharply during the second quarter of 2003, as the market anticipated a potential significant rebound in earnings. However, we do not believe the rebound will ultimately reach the hoped-for levels. Therefore, we cut back our holdings, especially in the most volatile sub-sectors (such as semiconductors).

Geographically, we held an underweight position to the US, since our global research network concluded that valuations outside of the US were more attractive. We also maintained a modest underweight to Japan. The economic prospects for Japan are poor, but this is counterbalanced by very low expectations and depressed valuations. By and large, the Japan underweight proved beneficial to performance during the second half of the review period.

On a currency level, we leveraged the expertise of the team of currency analysts at UBS Global Asset Management to implement allocation decisions for the Fund. Ultimately, these decisions made a significant contribution to the Fund's overall performance during the period. Specifically, against a backdrop whereby the euro moved to historic highs versus the US dollar, an overweight to the euro and an underweight to the US dollar provided positive results. An overweight to the undervalued Australian dollar contributed positively to performance as well. As the currency moved toward our fair value estimate over the year, we pared back this overweight in stages. An underweight to the Japanese yen, at a time when it appears that little effort at economic reform is being made in that country, also had a positive impact on performance. Conversely, an underweight to the UK pound sterling had a slightly negative impact on performance.

LOOKING AHEAD
At present, our top-down analysis of the global environment implies that the UK and continental European markets are modestly more attractive than the US equity market, although the valuation gap between these regions is relatively narrow. The Japanese market has bounced off its bottom, but we still see no evidence of economic or corporate reform. Reinforcing the speculative nature of the recent rise in Japanese equities, the lowest-quality, financially distressed companies have been the best performers.

From an industry and stock standpoint, our analysis has led us to hold a portfolio with a beta that is similar to that of the overall market (beta is a measure of a portfolio's sensitivity to changes in the market), and that is currently investment style neutral. We have moved the Fund away from a defensive position over the past year, as the valuation of defensive sectors has lessened. We expect this move away from defensive sectors to continue as the prospective valuations of more pro-cyclical sectors improve.

For example, healthcare is now one of our largest sector overweights. This sector has been battered by investor nervousness over regulatory issues, company-specific problems, and some scandals that have resulted in significant fines and penalties. Ultimately, however, we believe that the demographics are positive and that companies with proprietary products and healthy research and development will continue to enjoy high returns of capital that are not currently appreciated by the markets.

TOTAL RETURN

                                              6 MONTHS      1 YEAR      3 YEARS     5 YEARS   INCEPTION*
                                                ENDED        ENDED       ENDED       ENDED       TO
                                               6/30/03      6/30/03     6/30/03     6/30/03    6/30/03
--------------------------------------------------------------------------------------------------------
UBS Global Equity Fund Class A                  10.02%       -2.23%      -4.94%      -0.68%      0.81%
--------------------------------------------------------------------------------------------------------
UBS Global Equity Fund Class B                   9.70        -2.91         N/A         N/A      -4.68
--------------------------------------------------------------------------------------------------------
UBS Global Equity Fund Class C                   9.60        -2.93         N/A         N/A      -4.70
--------------------------------------------------------------------------------------------------------
UBS Global Equity Fund Class Y                  10.17        -1.93       -4.60       -0.36       5.45
--------------------------------------------------------------------------------------------------------
UBS Global Equity Fund Class A**                 3.98        -7.66       -6.71       -1.80      -0.13
--------------------------------------------------------------------------------------------------------
UBS Global Equity Fund Class B**                 4.70        -7.64         N/A         N/A      -7.00
--------------------------------------------------------------------------------------------------------
UBS Global Equity Fund Class C**                 7.53        -4.79         N/A         N/A      -5.28
--------------------------------------------------------------------------------------------------------
MSCI World Equity (Free) Index                  11.33        -2.05      -12.73       -2.85       5.13
--------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS GLOBAL EQUITY FUND CLASS A IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C ARE 12/11/01 AND 11/27/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y IS 1/23/94. FOR ILLUSTRATION PURPOSES, THE INCEPTION RETURN OF THE INDEX IS CALCULATED AS OF 1/31/94, WHICH IS THE CLOSEST MONTH-END TO THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS Y).

**  RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS Global Equity Fund Class Y shares and the MSCI World Equity (Free) Index if you had invested $10,000 on January 31, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 2003. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS GLOBAL EQUITY FUND CLASS Y VS. MSCI WORLD EQUITY (FREE) INDEX

Wealth Value With Dividends

                   UBS GLOBAL EQUITY FUND CLASS Y       MSCI WORLD EQUITY (FREE) INDEX
                                 $ 10,000                             $ 10,000
                                 $  9,780                             $  9,869
                                 $  9,350                             $  9,443
                                 $  9,570                             $  9,741
                                 $  9,640                             $  9,770
6/30/1994                        $  9,530                             $  9,741
                                 $  9,671                             $  9,927
                                 $ 10,083                             $ 10,228
                                 $  9,811                             $  9,957
                                 $  9,832                             $ 10,244
                                 $  9,570                             $  9,802
                                 $  9,565                             $  9,896
                                 $  9,423                             $  9,750
                                 $  9,575                             $  9,895
                                 $  9,656                             $ 10,372
                                 $  9,910                             $ 10,735
                                 $ 10,042                             $ 10,832
6/30/95                          $ 10,108                             $ 10,829
                                 $ 10,576                             $ 11,371
                                 $ 10,750                             $ 11,117
                                 $ 10,944                             $ 11,445
                                 $ 10,924                             $ 11,267
                                 $ 11,312                             $ 11,660
                                 $ 11,663                             $ 12,002
                                 $ 12,013                             $ 12,227
                                 $ 12,067                             $ 12,301
                                 $ 12,275                             $ 12,505
                                 $ 12,613                             $ 12,799
                                 $ 12,646                             $ 12,809
6/30/96                          $ 12,702                             $ 12,878
                                 $ 12,296                             $ 12,423
                                 $ 12,515                             $ 12,569
                                 $ 12,933                             $ 13,062
                                 $ 12,976                             $ 13,152
                                 $ 13,635                             $ 13,894
                                 $ 13,677                             $ 13,673
                                 $ 13,797                             $ 13,840
                                 $ 13,989                             $ 13,998
                                 $ 13,929                             $ 13,718
                                 $ 14,013                             $ 14,168
                                 $ 14,842                             $ 15,045
6/30/1997                        $ 15,403                             $ 15,793
                                 $ 15,910                             $ 16,522
                                 $ 15,173                             $ 15,404
                                 $ 15,825                             $ 16,241
                                 $ 14,968                             $ 15,389
                                 $ 14,956                             $ 15,658
                                 $ 15,143                             $ 15,849
                                 $ 15,396                             $ 16,294
                                 $ 16,343                             $ 17,396
                                 $ 17,009                             $ 18,128
                                 $ 16,983                             $ 18,305
                                 $ 16,929                             $ 18,083
6/30/1998                        $ 16,788                             $ 18,506
                                 $ 16,707                             $ 18,478
                                 $ 14,873                             $ 16,015
                                 $ 15,114                             $ 16,300
                                 $ 16,118                             $ 17,776
                                 $ 16,734                             $ 18,835
                                 $ 17,268                             $ 19,751
                                 $ 17,268                             $ 20,185
                                 $ 16,760                             $ 19,648
                                 $ 17,282                             $ 20,463
                                 $ 18,476                             $ 21,273
                                 $ 17,804                             $ 20,490
6/30/1999                        $ 18,490                             $ 21,443
                                 $ 18,421                             $ 21,379
                                 $ 18,132                             $ 21,340
                                 $ 17,622                             $ 21,139
                                 $ 17,870                             $ 22,237
                                 $ 18,311                             $ 22,861
                                 $ 19,491                             $ 24,713
                                 $ 18,166                             $ 23,299
                                 $ 17,800                             $ 23,360
                                 $ 18,425                             $ 24,977
                                 $ 18,227                             $ 23,919
                                 $ 18,379                             $ 23,314
6/30/2000                        $ 18,988                             $ 24,099
                                 $ 18,562                             $ 23,419
                                 $ 18,897                             $ 24,182
                                 $ 18,333                             $ 22,897
                                 $ 18,546                             $ 22,514
                                 $ 18,394                             $ 21,146
                                 $ 19,475                             $ 21,480
                                 $ 19,900                             $ 21,897
                                 $ 18,743                             $ 20,049
                                 $ 17,653                             $ 18,731
                                 $ 18,709                             $ 20,117
                                 $ 18,556                             $ 19,863
6/30/2001                        $ 18,215                             $ 19,240
                                 $ 17,994                             $ 18,986
                                 $ 17,550                             $ 18,076
                                 $ 16,186                             $ 16,483
                                 $ 16,459                             $ 16,800
                                 $ 17,482                             $ 17,796
                                 $ 17,716                             $ 17,909
                                 $ 17,326                             $ 17,368
                                 $ 17,308                             $ 17,218
                                 $ 18,000                             $ 17,980
                                 $ 17,681                             $ 17,373
                                 $ 17,823                             $ 17,409
6/30/2002                        $ 16,811                             $ 16,354
                                 $ 15,320                             $ 14,976
                                 $ 15,480                             $ 15,005
                                 $ 13,527                             $ 13,357
                                 $ 14,699                             $ 14,344
                                 $ 15,622                             $ 15,120
                                 $ 14,964                             $ 14,389
                                 $ 14,414                             $ 13,954
                                 $ 14,102                             $ 13,713
                                 $ 13,919                             $ 13,672
                                 $ 15,313                             $ 14,889
                                 $ 16,174                             $ 15,743
6/30/2003                        $ 16,486                             $ 16,019

1/31/94 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF JUNE 30, 2003

                                                           PERCENTAGE OF
                                                            NET ASSETS
------------------------------------------------------------------------
BP PLC                                                         2.2%
Nestle S.A.                                                    2.1
Total S.A., Class B                                            1.9
Aventis S.A.                                                   1.8
Shell Transport & Trading Co. PLC                              1.2
Gallaher Group PLC                                             1.2
Reed Elsevier NV                                               1.2
ENI Spa                                                        1.1
Rentokil Initial PLC                                           1.1
Barclays PLC                                                   1.1
------------------------------------------------------------------------
Total                                                         14.9%

TOP TEN U.S. EQUITY HOLDINGS

AS OF JUNE 30, 2003

                                                           PERCENTAGE OF
                                                            NET ASSETS
------------------------------------------------------------------------
Citigroup, Inc.                                                3.0%
Johnson & Johnson                                              2.5
Microsoft Corp.                                                2.2
Nextel Communications, Inc., Class A                           2.0
Wyeth                                                          2.0
Wells Fargo & Co.                                              1.7
Freddie Mac                                                    1.6
SBC Communications, Inc.                                       1.6
Altria Group, Inc.                                             1.6
Bristol-Myers Squibb Co.                                       1.5
------------------------------------------------------------------------
Total                                                         19.7%

GEOGRAPHIC ALLOCATION

AS OF JUNE 30, 2003

                                                           PERCENTAGE OF
                                                            NET ASSETS
------------------------------------------------------------------------
United States                                                 51.3%
United Kingdom                                                15.9
Japan                                                          7.5
France                                                         6.7
Switzerland                                                    4.5
Netherlands                                                    3.8
Finland                                                        1.7
Australia                                                      1.7
Ireland                                                        1.6
Italy                                                          1.1
Sweden                                                         1.1
Spain                                                          0.7
Belgium                                                        0.5
Bermuda                                                        0.4
Germany                                                        0.4
Portugal                                                       0.4
Singapore                                                      0.3
Hong Kong                                                      0.2
Norway                                                         0.2
------------------------------------------------------------------------
                                                             100.0%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2003

U.S. EQUITIES
   Aerospace & Military                                        0.65%
   Banks                                                       4.04
   Beverages & Tobacco                                         1.56
   Broadcasting & Publishing                                   0.02
   Business & Public Service                                   0.50
   Capital Goods                                               1.13
   Computer Software                                           2.93
   Computer Systems                                            1.82
   Consumer                                                    0.39
   Electric Components                                         0.30
   Energy                                                      2.63
   Financial Services                                          9.34
   Health: Drugs                                               5.86
   Health: Non-Drugs                                           3.91
   Industrial Components                                       0.78
   Insurance                                                   0.27
   Media and Entertainment                                     0.90
   Metals Non-Ferrous                                          1.15
   Multi-Industry                                              1.10
   Retail/Apparel                                              2.16
   Services/Miscellaneous                                      1.70
   Telecommunications- Services                                4.76
   Transportation                                              0.79
   Utilities                                                   0.65
                                                            -------
         Total U.S. Equities                                  49.34

INTERNATIONAL EQUITIES
   Aerospace & Defense                                         0.57
   Autos/Durables                                              1.28
   Banks                                                       5.96
   Beverages & Tobacco                                         1.90
   Broadcasting & Publishing                                   2.69
   Chemicals                                                   2.72
   Commercial Services                                         0.45%
   Computer Software                                           0.27
   Construction                                                1.12
   Electric Components                                         2.89
   Electronics                                                 0.33
   Energy                                                      3.00
   Financial Services                                          2.05
   Food & House Products                                       2.66
   Forest Products                                             0.76
   Health: Drugs                                               4.24
   Health: Non-Drugs                                           0.91
   Housing/Paper                                               0.70
   Insurance                                                   1.17
   Machinery & Engineering                                     0.55
   Merchandising                                               0.86
   Metals-Non-Ferrous                                          0.28
   Multi-Industry                                              0.64
   Oil                                                         1.23
   Real Estate                                                 0.40
   Recreation                                                  1.63
   Retail/Apparel                                              0.87
   Services/Miscellaneous                                      1.83
   Telecommunications                                          2.66
   Transportation                                              0.58
   Utilities                                                   1.45
                                                            -------
         Total International Equities                         48.65
International Bonds                                            0.04

SHORT-TERM INVESTMENTS                                         0.75
                                                            -------
   TOTAL INVESTMENTS                                          98.78
CASH AND OTHER ASSETS,
   LESS LIABILITIES                                            1.22
                                                            -------
NET ASSETS                                                   100.00%
                                                            =======

                UBS GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003

                                                                    SHARES            VALUE
                                                               ---------------   ---------------
EQUITIES -- 97.99%
U.S. EQUITIES -- 49.34%
Allergan, Inc.                                                          42,500   $     3,276,750
Altria Group, Inc.                                                     146,100         6,638,784
American International Group, Inc.                                      58,447         3,225,106
Anthem, Inc.(b)                                                         32,900         2,538,235
AOL Time Warner, Inc. (b)                                              134,300         2,160,887
Bank of New York Co., Inc. (The)                                        78,600         2,259,750
Baxter International, Inc.                                              68,300         1,775,800
BEA Systems, Inc. (b)                                                  268,500         2,915,910
BellSouth Corp.                                                         63,900         1,701,657
Bristol-Myers Squibb Co.                                               227,200         6,168,480
Burlington Northern Santa Fe Corp.                                     118,000         3,355,920
Cephalon, Inc. (b)                                                      54,200         2,230,872
Citigroup, Inc.                                                        296,700        12,698,760
Computer Sciences Corp. (b)                                              1,700            64,804
ConocoPhillips                                                          53,318         2,921,826
Constellation Energy Group, Inc.                                        39,600         1,358,280
Costco Wholesale Corp. (b)                                             143,400         5,248,440
FirstEnergy Corp.                                                       75,107         2,887,864
FleetBoston Financial Corp.                                             92,600         2,751,146
FPL Group, Inc.                                                         21,000         1,403,850
Freddie Mac                                                            135,900         6,899,643
General Electric Co.                                                   162,500         4,660,500
GreenPoint Financial Corp.                                              31,700         1,614,798
Hewlett-Packard Co.                                                    220,491         4,696,458
Illinois Tool Works, Inc.                                               73,000         4,807,050
Ingersoll-Rand Co., Class A                                             69,300         3,279,276
International Business Machines Corp.                                   35,300         2,912,250
Interpublic Group of Cos., Inc.                                        159,000         2,127,420
J.P. Morgan Chase & Co.                                                169,300         5,786,674
Johnson & Johnson                                                      202,102        10,448,674
Kimberly-Clark Corp.                                                    31,900         1,663,266
Masco Corp.                                                            204,800         4,884,480
MeadWestvaco Corp.                                                     103,700         2,561,390
Mellon Financial Corp.                                                 134,400         3,729,600
Microsoft Corp.                                                        371,900         9,524,359
Morgan Stanley                                                          85,400         3,650,850
Motorola, Inc.                                                         158,200         1,491,826
Newell Rubbermaid, Inc.                                                 44,600         1,248,800
Nextel Communications, Inc., Class A (b)                               475,200         8,591,616
Omnicom Group                                                           34,800         2,495,160
Pfizer, Inc.                                                            75,301         2,571,529
Principal Financial Group, Inc. (b)                                     33,700         1,086,825
RadioShack Corp.                                                       102,100         2,686,251
SBC Communications, Inc.                                               266,600         6,811,630
Schlumberger Ltd.                                                       37,400         1,779,118
Sempra Energy                                                          125,900         3,591,927
SICOR, Inc. (b)                                                        114,100         2,320,794
Texas Instruments, Inc.                                                 72,900         1,283,040
Travelers Property Casualty Corp., Class B (b)                          73,200         1,154,364
U.S. Bancorp                                                           138,900   $     3,403,050
United Technologies Corp.                                               39,100         2,769,453
UnitedHealth Group, Inc.                                                87,000         4,371,750
Verizon Communications, Inc.                                            41,000         1,617,450
Viacom, Inc., Class A (b)                                                2,060            90,022
Viacom, Inc., Class B (b)                                               87,100         3,802,786
Wells Fargo & Co.                                                      141,100         7,111,440
Wyeth                                                                  182,500         8,312,875
                                                                                 ---------------
Total U.S. Equities                                                                  209,421,515
                                                                                 ---------------
INTERNATIONAL EQUITIES -- 48.65%
AUSTRALIA -- 1.66%
Mayne Group Ltd.                                                       444,641           817,064
QBE Insurance Group Ltd.                                               377,354         2,358,636
Westpac Banking Corp.                                                  355,091         3,869,806
                                                                                 ---------------
                                                                                       7,045,506
                                                                                 ---------------
BELGIUM -- 0.46%
Fortis                                                                 112,336         1,950,506
                                                                                 ---------------
BERMUDA -- 0.45%
Accenture Ltd., Class A (b)                                            105,100         1,901,259
                                                                                 ---------------
FINLAND -- 1.69%
Nokia Oyj                                                              239,400         3,942,302
UPM-Kymmene Oyj                                                        222,000         3,240,225
                                                                                 ---------------
                                                                                       7,182,527
                                                                                 ---------------
FRANCE -- 6.67%
Aventis S.A.                                                           138,200         7,603,452
BNP Paribas                                                             73,201         3,719,691
Cap Gemini S.A. (b)                                                     33,236         1,180,116
Compagnie de Saint-Gobain                                               35,589         1,400,575
Sanofi-Synthelabo S.A.                                                  48,026         2,812,699
Suez S.A.                                                              117,379         1,868,229
Total S.A.                                                              53,301         8,055,043
Unibail                                                                 22,873         1,694,180
                                                                                 ---------------
                                                                                      28,333,985
                                                                                 ---------------
GERMANY -- 0.42%
Linde AG                                                                48,532         1,796,800
                                                                                 ---------------
HONG KONG -- 0.20%
Sun Hung Kai Properties Ltd.                                           168,000           848,817
                                                                                 ---------------
IRELAND -- 1.56%
Bank of Ireland                                                        230,869         2,797,014
CRH PLC                                                                245,253         3,844,356
                                                                                 ---------------
                                                                                       6,641,370
                                                                                 ---------------
ITALY -- 1.14%
Assicurazioni Generali SpA                                               4,954           114,803
ENI SpA                                                                311,839         4,716,206
                                                                                 ---------------
                                                                                       4,831,009
                                                                                 ---------------

                                                                    SHARES            VALUE
                                                               ---------------   ---------------
JAPAN -- 7.46%
AIFUL Corp.                                                             48,300   $     2,059,513
Fuji Photo Film Co., Ltd.                                              126,000         3,641,224
Honda Motor Co., Ltd.                                                   57,400         2,175,057
Kao Corp.                                                               82,000         1,526,296
Mitsubishi Tokyo Financial Group, Inc.                                     174           786,858
Murata Manufacturing Co., Ltd.                                          68,100         2,676,927
Nintendo Co., Ltd.                                                      44,900         3,264,435
Nippon Telegraph & Telephone Corp.                                         670         2,628,108
Rohm Co., Ltd.                                                          30,400         3,314,062
Sekisui House Ltd.                                                     120,000           909,432
Sompo Japan Insurance, Inc.                                            381,000         2,078,326
Takeda Chemical Industries Ltd.                                         77,100         2,844,497
Tokyo Electron Ltd.                                                     11,100           525,996
Toyota Motor Corp.                                                     125,000         3,237,560
                                                                                 ---------------
                                                                                      31,668,291
                                                                                 ---------------
NETHERLANDS -- 3.80%
Koninklijke Philips Electronics NV                                     119,373         2,270,090
Reed Elsevier NV                                                       431,927         5,093,982
TPG NV                                                                 141,002         2,448,238
VNU NV                                                                 143,679         4,426,807
Wolters Kluwer NV                                                      156,244         1,883,949
                                                                                 ---------------
                                                                                      16,123,066
                                                                                 ---------------
NORWAY -- 0.16%
Telenor ASA                                                            164,800           684,916
                                                                                 ---------------
PORTUGAL -- 0.38%
Electricidade de Portugal S.A.                                         750,426         1,602,867
                                                                                 ---------------
SINGAPORE -- 0.34%
DBS Group Holdings Ltd.                                                246,000         1,438,842
                                                                                 ---------------
SPAIN -- 0.69%
Banco Bilbao Vizcaya Argentaria S.A.                                   277,169         2,912,342
                                                                                 ---------------
SWEDEN -- 1.10%
Svenska Cellulosa AB                                                    86,450         2,953,682
Swedish Match AB                                                       228,200         1,724,695
                                                                                 ---------------
                                                                                       4,678,377
                                                                                 ---------------
SWITZERLAND -- 4.53%
Adecco S.A.                                                             77,499         3,192,532
Compagnie Financiere Richemont AG                                      102,197         1,652,294
Givaudan S.A.                                                            5,040         2,120,852
Nestle S.A.                                                             42,403         8,749,502
Roche Holding AG                                                        24,826         1,947,335
Swiss Reinsurance Co.                                                   28,646         1,587,156
                                                                                 ---------------
                                                                                      19,249,671
                                                                                 ---------------
UNITED KINGDOM -- 15.94%
Abbey National PLC                                                     233,527   $     1,813,080
Allied Domecq PLC                                                      203,609         1,122,183
Amersham PLC                                                           227,870         1,709,937
ARM Holdings PLC (b)                                                   828,618           916,114
AstraZeneca PLC                                                         32,807         1,315,507
Barclays PLC                                                           604,123         4,485,988
BP PLC                                                               1,359,193         9,425,601
Centrica PLC                                                           417,043         1,209,474
Diageo PLC                                                             100,129         1,069,016
Dixons Group PLC                                                       646,060         1,407,236
Electrocomponents PLC                                                  255,072         1,365,833
Gallaher Group PLC                                                     529,926         5,202,983
GlaxoSmithKline PLC                                                    138,891         2,802,985
HSBC Holdings PLC                                                       32,100           379,261
Invensys PLC                                                         1,569,633           530,973
Kingfisher PLC (b)                                                     449,704         2,057,399
National Grid Transco PLC                                              102,224           693,290
Prudential PLC                                                         150,470           911,247
Rentokil Initial PLC                                                 1,462,237         4,566,399
Rio Tinto PLC                                                           63,484         1,194,234
Rolls-Royce Group PLC                                                1,139,322         2,411,149
Royal Bank of Scotland Group PLC                                       152,818         4,286,903
Scottish & Southern Energy PLC                                         373,235         3,843,148
Shell Transport & Trading Co. PLC                                      790,070         5,214,897
Tesco PLC                                                            1,011,400         3,659,171
Vodafone Group PLC                                                   2,070,487         4,048,658
                                                                                 ---------------
                                                                                      67,642,666
                                                                                 ---------------
Total International Equities                                                         206,532,817
                                                                                 ---------------
Total Equities (Cost $370,174,405)                                                   415,954,332
                                                                                 ---------------

                                                                     FACE
                                                                    AMOUNT
                                                               ---------------
INTERNATIONAL BONDS -- 0.04%
CAYMAN ISLANDS -- 0.04%
SMFG Finance Ltd. 144A
  2.250%, due 07/11/05
  (Cost $177,320)                                              JPY  21,000,000           162,837
                                                                                 ---------------

                                                                    SHARES
                                                               ---------------
SHORT-TERM INVESTMENTS -- 0.75%
OTHER -- 0.75%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $3,192,158)                                                  3,192,158         3,192,158
                                                                                 ---------------
Total Investments
  (Cost $373,543,883) -- 98.78% (a)                                                  419,309,327

Cash and other assets,
  less liabilities -- 1.22%                                                            5,156,432
                                                                                 ---------------
Net Assets -- 100%                                                               $   424,465,759
                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $379,764,300; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                           $ 43,351,812
            Gross unrealized depreciation                                             (3,806,785)
                                                                                    ------------
                     Net unrealized appreciation                                    $ 39,545,027
                                                                                    ============

(b) Non-income producing security.

%   Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2003, the value of these securities amounted to $162,837 or 0.04% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Equity Fund had the following open forward foreign currency contracts as of June 30, 2003:

                                                        SETTLEMENT          LOCAL             CURRENT         UNREALIZED
                                                           DATE            CURRENCY            VALUE          GAIN/(LOSS)
                                                       ------------      -------------     -------------     -------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS:
Australian Dollar (AUD)                                  12/03/03           15,500,000     $  10,241,206     $     415,911
Canadian Dollar (CAD)                                    12/03/03           14,500,000        10,577,818           249,042
Euro (EUR)                                               12/03/03            3,550,000         4,059,284           (91,376)

FORWARD FOREIGN CURRENCY SALE CONTRACTS:
British Pound (GBP)                                      12/03/03           24,300,000        39,687,793          (229,696)
Swiss Franc (CHF)                                        12/03/03            9,200,000         6,815,751           202,072
                                                                                                             -------------
     Total net unrealized gain on Forward Foreign
      Currency Contracts                                                                                     $     545,953
                                                                                                             =============

                 See accompanying notes to financial statements

UBS GLOBAL BOND FUND

Over the fiscal year ended June 30, 2003, Class Y shares of UBS Global Bond Fund returned 16.72%, outperforming by a small margin the 16.51% return of the Citigroup World Government Bond Index (or WGBI, formerly known as the Salomon Smith Barney World Government Bond Index). (Returns for all share classes over various time periods are shown on page 26. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The strongest driver of the Fund's relative performance came from our active currency strategy, but this was partly offset by the impact of duration management. There was little impact from security selection as exposure to non-government sectors had little effect overall, with spreads widening in the second half of 2002, before tightening rapidly in 2003.

12-MONTH MARKET REVIEW
Overall, the global bond markets performed well during the period, propelled by investors who were drawn to the relative security offered by bonds.

At the start of the period, weak global growth and mounting concerns over the geopolitical situation caused investors to favor bonds over their riskier stock counterparts. Most major economies experienced a weakening during this time, and bond markets in the United States, Japan and Europe all rallied in this environment. The economic news was slightly better as the year 2002 drew to a close, leading to a rebound in the global equity markets. However, signs of growth were not strong enough to satisfy central bankers, so both the Federal Reserve Board (the "Fed") and the European Central Bank (the "ECB") cut interest rates in an effort to stimulate their economies.

In the opening months of 2003, the global bond markets continued to generate strong results. Risk-averse investors, cautious in the face of a probable war with Iraq, drove the global bond markets to strong performance. Around this time, both the ECB and Bank of England lowered their respective interest rates. The Fed, on the other hand, chose to hold rates steady, though it made it clear that further rate cuts were a distinct possibility. (In fact, a rate cut eventually was implemented at its June 25, 2003 meeting.)

The 12-month period ended on a positive note for both stocks and bonds. Despite the strong rally in the equity markets following the quick resolution of major conflict in Iraq, bonds continued to perform well due to the uncertainty surrounding a global economic rebound, unresolved geopolitical issues and stubbornly high unemployment.

CURRENCY MANAGEMENT AND COUNTRY ALLOCATIONS CONTRIBUTED TO PERFORMANCE
Country allocations yielded positive results for the Fund over the period. In the first half of the period, we maintained an overweight exposure to European Monetary Union (EMU) bonds. As the period progressed, however, we shifted a portion of this overweight back into the United States, due to the European markets' outperformance of the dollar bloc.

A cautious view also led us to favor higher yielding global bond markets--in particular, Canada, which we believed offered better value than other dollar bloc markets. The Fund was rewarded for its position in Canada, in part because it was ultimately the best performing major bond market over the first quarter of 2003.

Our cautious approach also led us to limit our exposure to Japan. There were few signs of any new initiatives by Japan's government or the Bank of Japan to halt the persistent decline in nominal GDP. Against this backdrop, we maintained an underweight in Japanese securities throughout the period, which helped Fund performance. In particular, this underweight positioned the Fund well when, at period end, an unexpected sharp rise in Japanese government bond yields resulted in Japanese bonds lagging other markets.

In terms of our currency strategy, the in-depth research conducted by our team of currency analysts led us to overweight the euro and Australian dollar, and underweight the US dollar, the UK pound and the Japanese yen in the first half of the period. These active currency positions all provided positive relative returns for the portfolio as the US dollar plummeted against other major currencies and the UK pound underperformed other European currencies.

Results from duration management were mixed. The Fund's shorter duration than the benchmark in the first half of the reporting period, at a time when the bond markets performed well, hurt relative results. As we entered 2003, the market's continued strength drove yields substantially below our estimates of long-term fair value. Therefore, we maintained the Fund's duration below benchmark levels.

LOOKING AHEAD
The yields on all major developed bonds have fallen sharply in recent months, reaching unprecedented levels across the global markets. By mid-June, US bond yields had reached the lowest levels yet recorded in a bull market that has now lasted over twenty years. Ten-year Japanese government bonds traded as low as 0.45%, with the whole yield curve briefly dipping below 1%. Meanwhile, European bond yields fell below the lows that had coincided with the start of the European Monetary Union in January 1999. We believe the current low yields will be hard to sustain, and, consequently, we are maintaining a short duration stance.

Going forward, our country and currency weightings will continue to be driven by our assessments of the global macroeconomic and political landscapes, maturity decisions will be implemented with an eye on risk management, and we will continue to select securities based on our determination of the intrinsic value we believe they offer investors over the long term.

TOTAL RETURN

                                               6 MONTHS     1 YEAR       3 YEARS     5 YEARS   INCEPTION*
                                                 ENDED       ENDED        ENDED       ENDED       TO
                                               6/30/03      6/30/03      6/30/03     6/30/03    6/30/03
---------------------------------------------------------------------------------------------------------
UBS Global Bond Fund Class A                     7.69%       16.34%        N/A         N/A      14.31%
---------------------------------------------------------------------------------------------------------
UBS Global Bond Fund Class B                     7.40        15.61         N/A         N/A      16.08
---------------------------------------------------------------------------------------------------------
UBS Global Bond Fund Class C                     7.47          N/A         N/A         N/A      15.84
---------------------------------------------------------------------------------------------------------
UBS Global Bond Fund Class Y                     7.85        16.72        9.31%       6.06%      6.28
---------------------------------------------------------------------------------------------------------
UBS Global Bond Fund Class A**                   2.87        11.16         N/A         N/A      11.20
---------------------------------------------------------------------------------------------------------
UBS Global Bond Fund Class B**                   2.40        10.61         N/A         N/A      13.77
---------------------------------------------------------------------------------------------------------
UBS Global Bond Fund Class C**                   5.62          N/A         N/A         N/A      13.95
---------------------------------------------------------------------------------------------------------
Citigroup World Government Bond Index            7.11        16.51        8.77        6.69       6.54
---------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS GLOBAL BOND FUND CLASS A IS 11/05/01. INCEPTION DATES OF CLASS B AND CLASS C ARE 11/26/01 AND 7/02/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND, FOR ILLUSTRATION PURPOSES, THE INDEX, IS 7/31/93.

**   RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS Global Bond Fund Class Y shares and the Citigroup World Government Bond Index if you had invested $10,000 on July 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 2003. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS GLOBAL BOND FUND CLASS Y VS. CITIGROUP WORLD GOVERNMENT BOND INDEX

Wealth Value With Dividends

                   UBS GLOBAL BOND FUND CLASS Y      CITIGROUP WORLD GOV'T BOND INDEX
                               $ 10,000                           $ 10,000
                               $ 10,190                           $ 10,000
                               $ 10,220                           $ 10,119
                               $ 10,321                           $ 10,102
                               $ 10,230                           $ 10,030
                               $ 10,386                           $ 10,115
                               $ 10,458                           $ 10,196
                               $ 10,210                           $ 10,129
                               $ 10,076                           $ 10,115
                               $ 10,025                           $ 10,126
                               $  9,942                           $ 10,037
6/30/1994                      $  9,921                           $ 10,182
                               $  9,994                           $ 10,263
                               $ 10,005                           $ 10,227
                               $ 10,015                           $ 10,301
                               $ 10,057                           $ 10,466
                               $ 10,036                           $ 10,321
                               $ 10,024                           $ 10,350
                               $ 10,128                           $ 10,568
                               $ 10,306                           $ 10,838
                               $ 10,441                           $ 11,482
                               $ 10,692                           $ 11,694
                               $ 11,067                           $ 12,024
6/30/1995                      $ 11,046                           $ 12,095
                               $ 11,227                           $ 12,124
                               $ 11,344                           $ 11,707
                               $ 11,482                           $ 11,968
                               $ 11,674                           $ 12,057
                               $ 11,908                           $ 12,193
                               $ 12,061                           $ 12,321
                               $ 12,121                           $ 12,169
                               $ 12,001                           $ 12,107
                               $ 12,049                           $ 12,090
                               $ 12,170                           $ 12,042
                               $ 12,206                           $ 12,044
6/30/1996                      $ 12,317                           $ 12,140
                               $ 12,439                           $ 12,373
                               $ 12,537                           $ 12,421
                               $ 12,746                           $ 12,472
                               $ 13,016                           $ 12,705
                               $ 13,261                           $ 12,873
                               $ 13,183                           $ 12,769
                               $ 12,977                           $ 12,428
                               $ 12,990                           $ 12,334
                               $ 12,798                           $ 12,241
                               $ 12,729                           $ 12,133
                               $ 13,100                           $ 12,463
6/30/1997                      $ 13,266                           $ 12,611
                               $ 13,211                           $ 12,513
                               $ 13,169                           $ 12,505
                               $ 13,431                           $ 12,772
                               $ 13,610                           $ 13,037
                               $ 13,431                           $ 12,838
                               $ 13,398                           $ 12,799
                               $ 13,513                           $ 12,924
                               $ 13,599                           $ 13,028
                               $ 13,456                           $ 12,899
                               $ 13,628                           $ 13,106
                               $ 13,628                           $ 13,136
6/30/1998                      $ 13,623                           $ 13,156
                               $ 13,623                           $ 13,173
                               $ 13,782                           $ 13,531
                               $ 14,448                           $ 14,251
                               $ 14,767                           $ 14,673
                               $ 14,665                           $ 14,466
                               $ 15,004                           $ 14,756
                               $ 15,004                           $ 14,621
                               $ 14,519                           $ 14,151
                               $ 14,504                           $ 14,187
                               $ 14,534                           $ 14,181
                               $ 14,277                           $ 13,943
6/30/1999                      $ 14,049                           $ 13,699
                               $ 14,309                           $ 14,034
                               $ 14,248                           $ 14,099
                               $ 14,386                           $ 14,319
                               $ 14,309                           $ 14,312
                               $ 14,095                           $ 14,162
                               $ 14,063                           $ 14,128
                               $ 13,705                           $ 13,827
                               $ 13,628                           $ 13,727
                               $ 13,923                           $ 14,153
                               $ 13,426                           $ 13,690
                               $ 13,503                           $ 13,797
6/30/2000                      $ 14,001                           $ 14,132
                               $ 13,705                           $ 13,893
                               $ 13,550                           $ 13,789
                               $ 13,472                           $ 13,761
                               $ 13,177                           $ 13,586
                               $ 13,534                           $ 13,856
                               $ 14,254                           $ 14,353
                               $ 14,254                           $ 14,335
                               $ 14,191                           $ 14,329
                               $ 13,720                           $ 13,915
                               $ 13,705                           $ 13,866
                               $ 13,532                           $ 13,824
6/30/2001                      $ 13,438                           $ 13,698
                               $ 13,846                           $ 14,043
                               $ 14,410                           $ 14,571
                               $ 14,410                           $ 14,678
                               $ 14,567                           $ 14,794
                               $ 14,452                           $ 14,586
                               $ 14,064                           $ 14,210
                               $ 13,833                           $ 13,948
                               $ 13,926                           $ 14,020
                               $ 13,899                           $ 13,981
                               $ 14,446                           $ 14,482
                               $ 14,944                           $ 14,891
6/30/2002                      $ 15,665                           $ 15,610
                               $ 15,683                           $ 15,763
                               $ 15,941                           $ 16,039
                               $ 16,073                           $ 16,214
                               $ 16,045                           $ 16,147
                               $ 16,127                           $ 16,168
                               $ 16,953                           $ 16,981
                               $ 17,212                           $ 17,214
                               $ 17,513                           $ 17,455
                               $ 17,549                           $ 17,509
                               $ 17,782                           $ 17,719
                               $ 18,516                           $ 18,488
6/30/2003                      $ 18,284                           $ 18,189

7/31/93 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

COUNTRY EXPOSURE, TOP FIVE

AS OF JUNE 30, 2003

                                                          PERCENTAGE OF
                                                            NET ASSETS
-----------------------------------------------------------------------
European Union                                                49.6%
U.S.                                                          19.1
Japan                                                         17.9
Canada                                                         6.3
Australia                                                      5.0
-----------------------------------------------------------------------
Total                                                         97.9%

CURRENCY EXPOSURE, TOP FIVE

AS OF JUNE 30, 2003

                                                          PERCENTAGE OF
                                                            NET ASSETS
-----------------------------------------------------------------------
Euro                                                          50.8%
U.S. Dollar                                                   19.1
Japanese Yen                                                  17.9
Canadian Dollar                                                6.3
British Pound                                                  4.8
-----------------------------------------------------------------------
Total                                                         98.9%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2003

U.S. CORPORATE BONDS
   Aerospace & Military                                        0.02%
   Airlines                                                    0.06
   Autos/Durables                                              0.18
   Banks                                                       0.24
   Beverages & Tobacco                                         0.10
   Chemicals                                                   0.02
   Computer Systems                                            0.06
   Construction                                                0.07
   Consumer                                                    0.05
   Electric Components                                         0.08
   Energy                                                      0.17
   Financial Services                                          1.64
   Food & House Products                                       0.27
   Forest Products                                             0.01
   Health: Drugs                                               0.26
   Hotel & Lodging                                             0.02
   Housing/Paper                                               0.02
   Insurance                                                   0.01
   Leisure & Tourism                                           0.04
   Metals Non-Ferrous                                          0.02
   Multi-Industry                                              0.10
   Publishing                                                  0.01
   Real Estate                                                 0.02%
   Retail/Apparel                                              0.04
   Services/Miscellaneous                                      0.08
   Telecommunications                                          0.17
   Telecommunications - Wireless                               0.01
   Transportation                                              0.29
   Utilities                                                   0.10
                                                            -------
         Total U.S. Corporate Bonds                            4.16
Asset-Backed Securities                                        0.67
International Dollar Bonds                                     0.34
Mortgage-Backed Securities                                     7.89
U.S. Government Obligations                                    4.74
                                                            -------
         Total U.S. Bonds                                     17.80
International Bonds                                           89.28
                                                            -------
         Total Bonds                                         107.08
SHORT-TERM INVESTMENTS                                         1.26
                                                            -------
   TOTAL INVESTMENTS                                         108.34
LIABILITIES, LESS CASH AND
   OTHER ASSETS                                               (8.34)
                                                            -------
NET ASSETS                                                   100.00%
                                                            =======

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2003

                                                          PERCENTAGE OF
                                                            NET ASSETS
-----------------------------------------------------------------------
International Bank for
Reconstruction & Development
4.750%, due 12/20/04                                           5.0%
Government of Spain
3.100%, due 09/20/06                                           4.7
Government of Japan
0.100%, due 03/22/04                                           4.2
European Investment Bank
2.125%, due 09/20/07                                           3.6
Government of Netherlands
5.000%, due 07/15/11                                           3.6
Queensland Treasury Corp.
6.500%, due 06/14/05                                           3.5
Government of Japan
1.750%, due 06/21/10                                           3.2
Deutsche Bundesrepublik
6.000%, due 01/05/06                                           3.1
Deutsche Bundesrepublik
5.000%, due 07/04/12                                           2.8
Bundesrepublik Deutschland
6.000%, due 01/04/07                                           2.4
-----------------------------------------------------------------------
Total                                                         36.1%

                 UBS GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
BONDS -- 107.08%
U.S. BONDS -- 17.80%
U.S. CORPORATE BONDS -- 4.16%
Abbott Laboratories, Inc.
  5.625%, due 07/01/06                                         $         5,000   $         5,536
Alcoa, Inc.
  6.000%, due 01/15/12                                                  10,000            11,264
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                                                   5,000             6,281
Anheuser Busch Cos., Inc.
  9.000%, due 12/01/09                                                  20,000            26,680
AOL Time Warner, Inc.
  7.625%, due 04/15/31                                                  25,000            28,853
Apache Corp.
  6.250%, due 04/15/12                                                  25,000            29,110
AT&T Corp.
  8.500%, due 11/15/31                                                   5,000             5,669
AT&T Wireless Services, Inc.
  7.875%, due 03/01/11                                                  10,000            11,810
Avalonbay Communities, Inc.
  7.500%, due 08/01/09                                                   5,000             5,929
Avon Products, Inc.
  7.150%, due 11/15/09                                                  20,000            24,216
Bank of America Corp.
  7.400%, due 01/15/11                                                  30,000            36,858
Bank One Corp.
  7.875%, due 08/01/10                                                  25,000            31,172
Baxter International, Inc.
  5.750%, due 03/06/06                                                 100,000           122,561
Boeing Capital Corp.
  7.375%, due 09/27/10                                                  25,000            29,624
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                                   5,000             5,564
Burlington Northern Santa Fe Corp.
  6.875%, due 12/01/27                                                   5,000             5,733
  7.082%, due 05/13/29                                                  10,000            11,751
Cendant Corp.
  6.875%, due 08/15/06                                                  20,000            22,371
Centex Corp.
  9.750%, due 06/15/05                                                  25,000            28,544
Cingular Wireless LLC
  6.500%, due 12/15/11                                                   5,000             5,761
Citigroup, Inc.
  7.250%, due 10/01/10                                                  35,000            42,407
Citizens Communications Co.
  9.250%, due 05/15/11                                                  10,000            12,939
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                                  20,000            22,957
Commonwealth Edison Co.,
  6.150%, due 03/15/12                                                   5,000             5,733
Computer Sciences Corp.
  3.500%, due 04/15/08                                                  25,000            25,530
Conagra Foods, Inc.
  6.750%, due 09/15/11                                                  10,000            11,707
ConocoPhillips
  8.750%, due 05/25/10                                                   5,000             6,508
Consolidated Edison, Inc., Series B
  7.500%, due 09/01/10                                         $        30,000   $        36,797
Coors Brewing Co.,
  6.375%, due 05/15/12                                                  10,000            11,476
Credit Suisse First Boston USA, Inc.
  5.750%, due 04/15/07                                                  15,000            16,665
  6.500%, due 01/15/12                                                  10,000            11,476
DaimlerChrysler N.A Holding Corp.
  8.500%, due 01/18/31                                                   5,000             5,889
DaimlerChrysler NA Holding Corp.
  5.625%, due 01/16/07                                                  50,000            60,831
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                                  10,000            11,730
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                                  15,000            16,684
Duke Energy Field Services, LLC
  6.875%, due 02/01/11                                                  10,000            11,421
EOP Operating LP
  7.000%, due 07/15/11                                                   5,000             5,803
  7.875%, due 07/15/31                                                   5,000             6,045
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                                  15,000            17,871
First Data Corp.
  5.625%, due 11/01/11                                                  10,000            11,066
First Union National Bank
  7.800%, due 08/18/10                                                  25,000            31,019
FleetBoston Financial Corp.
  7.375%, due 12/01/09                                                  10,000            12,000
Ford Motor Co.
  7.450%, due 07/16/31                                                  15,000            13,741
Ford Motor Credit Co.
  5.800%, due 01/12/09                                                  15,000            14,908
  6.250%, due 06/18/07                                                  50,000            59,131
  6.875%, due 02/01/06                                                   5,000             5,303
  7.375%, due 02/01/11                                                  10,000            10,339
General Electric Capital Corp.
  4.375%, due 01/20/10                                                 300,000           356,525
  6.000%, due 06/15/12                                                  70,000            79,014
General Motors Acceptance Corp.
  6.125%, due 03/15/07                                                  50,000            58,729
  6.875%, due 09/15/11                                                  30,000            30,100
  8.000%, due 11/01/31                                                  30,000            29,435
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                                  15,000            17,699
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                                  10,000            11,848
Household Finance Corp.
  6.750%, due 05/15/11                                                  25,000            29,034
International Business Machines Corp.
  5.875%, due 11/29/32                                                   5,000             5,363
International Paper Co.
  6.750%, due 09/01/11                                                  10,000            11,566
John Deere Capital Corp.
  7.000%, due 03/15/12                                                  10,000            11,872
Kohl's Corp.
  7.250%, due 06/01/29                                                   5,000             6,249

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Kraft Foods, Inc.
  5.625%, due 11/01/11                                         $        25,000   $        27,242
Kroger Co.
  7.500%, due 04/01/31                                                   5,000             5,930
  8.050%, due 02/01/10                                                  35,000            42,186
Lehman Brothers Holdings, Inc.
  6.625%, due 01/18/12                                                  10,000            11,724
Lincoln National Corp.
  6.200%, due 12/15/11                                                  10,000            11,226
Marsh & McClennan Cos., Inc.
  6.250%, due 03/15/12                                                   5,000             5,699
Mirant Americas Generation, Inc.
  7.625%, due 05/01/06                                                  15,000            11,550
Morgan Stanley
  6.750%, due 04/15/11                                                  30,000            35,090
News America Holdings, Inc.
  7.125%, due 04/08/28                                                   5,000             5,567
Occidental Petroleum Corp.
  8.450%, due 02/15/29                                                  10,000            13,991
Pemex Project Funding Master Trust
  8.000%, due 11/15/11                                                  25,000            28,625
Pepsi Bottling Group, Inc., 144A
  5.625%, due 02/17/09                                                  10,000            11,215
Praxair, Inc.
  6.375%, due 04/01/12                                                   5,000             5,823
Progress Energy, Inc.
  7.000%, due 10/30/31                                                  10,000            11,036
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                                  30,000            25,050
Rohm & Haas Co.
  7.850%, due 07/15/29                                                   5,000             6,474
Safeway, Inc.
  3.800%, due 08/15/05                                                  25,000            25,665
SBC Communications, Inc.
  5.875%, due 02/01/12                                                  10,000            11,226
SLM Corp.
  5.625%, due 04/10/07                                                  20,000            22,197
Southern Power Co., Series B,
  6.250%, due 07/15/12                                                   5,000             5,659
Southwestern Electric Power, Series B
  4.500%, due 07/01/05                                                   5,000             5,192
Sprint Capital Corp.
  8.375%, due 03/15/12                                                  25,000            29,933
Target Corp.
  7.000%, due 07/15/31                                                  10,000            11,968
U.S. Bank N.A., Minnesota
  6.375%, due 08/01/11                                                  15,000            17,510
Unilever Capital Corp.
  7.125%, due 11/01/10                                                  15,000            18,174
Union Pacific Corp.
  6.700%, due 12/01/06                                                  15,000            16,870
United Technologies Corp.
  6.100%, due 05/15/12                                                  10,000            11,529
UST, Inc.
  6.625%, due 07/15/12                                                  10,000            11,579
Valero Energy Corp.
  7.500%, due 04/15/32                                                  10,000            11,336
Verizon New England, Inc.
  6.500%, due 09/15/11                                         $         5,000   $         5,802
Verizon New York, Inc., Series B
  7.380%, due 04/01/32                                                  10,000            12,408
Viacom, Inc.
  6.625%, due 05/15/11                                                  10,000            11,796
Walt Disney Co. (The)
  6.375%, due 03/01/12                                                  10,000            11,399
Washington Mutual, Inc.
  5.625%, due 01/15/07                                                  25,000            27,555
Wells Fargo Bank, N.A
  6.450%, due 02/01/11                                                  30,000            35,371
Weyerhaeuser Co.
  7.375%, due 03/15/32                                                   5,000             5,748
                                                                                 ---------------
                                                                                       2,168,042
                                                                                 ---------------
ASSET-BACKED SECURITIES -- 0.67%
Americredit Automobile Receivables
  Trust, 03-AM, Class A2B FRN
  1.584%, due 10/06/06                                                  30,000            29,999
Capital One Multi-Asset Execution
  Trust, 03-A1, Class A1 FRN
  1.570%, due 01/15/09                                                  75,000            75,002
Comed Transitional Funding
  Trust, 98-1, Class A7
  5.740%, due 12/25/10                                                  45,000            50,997
Conseco Finance, 00-B, Class AF4
  7.870%, due 02/15/31                                                  20,000            20,811
Peco Energy Transition Trust,
  99-A, Class A7
  6.130%, due 03/01/09                                                  55,000            63,092
Sears Credit Account Master
  Trust, 01-1, Class A FRN
  1.360%, due 02/15/10                                                  75,000            74,688
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.356%, due 01/25/31                                                  29,531            29,252
United Airlines, Inc. E.E.T.C. (c)(d)
  7.811%, due 10/01/09                                                  29,456             7,615
                                                                                 ---------------
                                                                                         351,456
                                                                                 ---------------
INTERNATIONAL DOLLAR BONDS -- 0.34%
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                                   5,000             5,868
Canadian National Railway Co.
  6.900%, due 07/15/28                                                   5,000             5,932
Deutsche Telekom International Finance BV
  8.250%, due 06/15/30                                                   5,000             6,370
European Investment Bank
  4.875%, due 09/06/06                                                  25,000            27,089
France Telecom S.A.
  8.500%, due 03/01/31                                                   5,000             6,919
HSBC Holdings PLC
  5.250%, due 12/12/12                                                   5,000             5,333
Inter-American Development Bank
  5.750%, due 02/26/08                                                  25,000            28,585

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
International Bank for
  Reconstruction & Development
  4.375%, due 09/28/06                                         $        35,000   $        37,832
Mexico Government International Bond
  8.125%, due 12/30/19                                                  15,000            17,100
Rio Tinto Finance USA Ltd.
  2.625%, due 09/30/08                                                  25,000            24,542
Telus Corp.
  8.000%, due 06/01/11                                                  10,000            11,550
                                                                                 ---------------
                                                                                         177,120
                                                                                 ---------------
MORTGAGE-BACKED SECURITIES -- 7.89%
CS First Boston Mortgage
  Securities Corp., 02-10, Class 2A1
  7.500%, due 05/25/32                                                  42,051            44,171
CS First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                                  37,854            38,967
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B
  7.180%, due 08/10/10                                                 140,000           165,306
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1B
  6.460%, due 03/10/32                                                  20,000            23,196
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B
  7.340%, due 10/10/32                                                 165,000           198,888
Fannie Mae
  4.625%, due 05/01/13                                                  25,000            25,710
  7.125%, due 01/15/30                                                 135,000           175,225
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 01/01/18                                                  57,278            59,408
  7.000%, due 10/15/13                                                  55,686            60,039
  8.000%, due 01/01/30                                                 193,010           206,636
Federal National Mortgage Association
  5.500%, due 01/01/18                                               1,165,189         1,210,389
  5.500%, due 11/01/23                                                  85,914            88,951
  6.000%, due 03/01/29                                                  55,772            57,981
  6.000%, due 11/01/32                                                 223,030           231,864
  6.500%, due 08/01/32                                                  90,039            93,894
  7.000%, due 11/01/32                                                  46,035            48,481
  7.000%, due 05/01/33                                                  99,919           105,227
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                                  65,449            73,037
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2
  7.500%, due 12/25/41                                                 110,247           123,029
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A FRN
  5.210%, due 08/25/42                                                  43,302            45,643
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                                   2,347             2,581
Freddie Mac
  5.875%, due 03/21/11                                                  35,000            39,370
GMAC Commercial Mortgage
  Securities, Inc., 97-C2, Class A2
  6.550%, due 04/15/29                                         $        25,000   $        27,017
Government National Mortgage Association
  6.000%, due 11/20/28                                                  42,636            44,448
  6.000%, due 12/20/28                                                  67,060            69,996
  6.000%, due 05/20/29                                                  83,598            87,151
  6.500%, due 08/15/27                                                   2,874             3,018
  6.500%, due 12/15/29                                                  74,246            78,077
  7.000%, due 07/15/25                                                  16,274            17,306
  7.000%, due 07/15/31                                                 199,533           210,757
Greenwich Capital Commercial
  Funding Corp., 03-FL1 A FRN
  1.639%, due 07/05/18                                                  34,993            34,993
Impac Secured Assets Common
  Owner, 01-3, Class A2 (b)
  6.703%, due 04/25/31                                                  46,878            48,428
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                                  50,000            60,204
Merrill Lynch Mortgage Investors, Inc.,
  96-C2, Class A3
  6.960%, due 11/21/28                                                  50,000            55,181
Merrill Lynch Mortgage Investors, Inc.,
  97-C2, Class A2
  6.540%, due 12/10/29                                                  20,000            22,763
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33                                                  33,966            38,333
Nomura Asset Securities Corp.,
  95-MD3, Class A1B
  8.150%, due 04/04/27                                                  19,035            20,755
PNC Mortgage Securities Corp.,
  94-3, Class A8
  7.500%, due 07/25/24                                                 121,567           122,692
Prudential Home Mortgage Securities,
  96-7, Class A4
  6.750%, due 06/25/11                                                  28,510            28,562
Residential Funding Mortgage Securitization I,
  98-56, Class A6
  6.750%, due 03/25/28                                                  21,620            21,598
                                                                                 ---------------
                                                                                       4,109,272
                                                                                 ---------------
U.S. GOVERNMENT OBLIGATIONS -- 4.74%
U.S. Treasury Bonds
  6.250%, due 05/15/30                                                 320,000           398,375
  8.000%, due 11/15/21                                                   5,000             7,244
U.S. Treasury Notes
  1.625%, due 03/31/05                                                 315,000           317,166
  1.625%, due 04/30/05                                                 165,000           166,083
  2.000%, due 11/30/04                                                 220,000           222,612
  3.000%, due 02/15/08                                                 675,000           694,590
  3.625%, due 08/31/03                                                 110,000           110,486
  4.375%, due 08/15/12                                                  60,000            64,334
  5.750%, due 08/15/10                                                 235,000           275,069
  6.375%, due 08/01/11                                                 210,000           210,984
                                                                                 ---------------
                                                                                       2,466,943
                                                                                 ---------------
Total U.S. Bonds                                                                       9,272,833
                                                                                 ---------------

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
INTERNATIONAL BONDS -- 89.28%
AUSTRALIA -- 5.02%
Australia & New Zealand Banking Group Ltd.
  5.500%, due 02/23/05                                         EUR     100,000   $       120,701
Government of Australia
  6.500%, due 05/15/13                                         AUD     660,000           492,491
Queensland Treasury Corp.
  6.500%, due 06/14/05                                         AUD   2,600,000         1,805,710
Telstra Corp., Ltd.
  6.375%, due 06/29/11                                         EUR     150,000           197,622
                                                                                 ---------------
                                                                                       2,616,524
                                                                                 ---------------
AUSTRIA  -- 0.23%
Bank Austria Creditanstalt AG
  5.375%, due 01/26/05                                         EUR     100,000           120,326
                                                                                 ---------------
CANADA -- 6.26%
Government of Canada
  5.000%, due 12/01/03                                         CAD     770,000           571,101
  5.750%, due 06/01/29                                                 346,000           278,582
  6.000%, due 09/01/05                                                 460,000           358,981
  6.000%, due 06/01/11                                                 570,000           465,577
  8.000%, due 06/01/23                                                 510,000           513,037
Province of Ontario
  5.200%, due 03/08/07                                                 390,000           302,683
  7.500%, due 01/19/06                                                 950,000           770,908
                                                                                 ---------------
                                                                                       3,260,869
                                                                                 ---------------
CAYMAN ISLANDS -- 0.25%
Santander Central Hispano Issuances Ltd.
  6.375%, due 07/05/10                                         EUR     100,000           130,668
                                                                                 ---------------
DENMARK -- 2.30%
Kingdom of Denmark
  5.000%, due 11/15/13                                         DKK   1,400,000           234,426
  6.000%, due 11/15/09                                               2,650,000           468,849
  7.000%, due 12/15/04                                               2,260,000           372,950
TDC A/S
  5.875%, due 04/24/06                                         EUR     100,000           122,656
                                                                                 ---------------
                                                                                       1,198,881
                                                                                 ---------------
FINLAND -- 3.00%
Government of Finland
  5.000%, due 04/25/09                                         EUR     925,000         1,163,994
  5.375%, due 07/04/13                                                 260,000           335,625
UPM-Kymmene Oyj
  6.125%, due 01/23/12                                                  50,000            63,006
                                                                                 ---------------
                                                                                       1,562,625
                                                                                 ---------------
FRANCE -- 6.65%
Aventis S.A.
  5.000%, due 04/18/06                                         EUR     100,000           121,893
Carrefour S.A.
  4.500%, due 03/18/09                                                 100,000           120,568
Casino Guichard Perrachon S.A.
  5.875%, due 11/23/07                                                  50,000            61,954
France Telecom S.A
  7.000%, due 12/23/09                                                  50,000            66,059
GIE PSA Tresorerie
  5.875%, due 09/27/11                                                 100,000           127,018
GIE Suez Alliance
  5.500%, due 02/20/09                                         EUR     100,000   $       122,119
Government of France
  3.500%, due 07/12/04                                                 590,000           688,186
  5.000%, due 10/25/16                                                 140,000           173,829
  5.500%, due 10/25/07                                                 420,000           532,981
  5.500%, due 04/25/10                                                 405,000           525,456
  5.500%, due 04/25/29                                                 340,000           436,226
  8.500%, due 10/25/19                                                 140,000           238,984
LVMH Moet Hennessy Louis Vuitton S.A.
  5.750%, due 02/28/05                                                  50,000            60,074
Renault S.A.
  6.125%, due 06/26/09                                                  50,000            63,105
Veolia Environnement
  5.875%, due 06/27/08                                                 100,000           125,589
                                                                                 ---------------
                                                                                       3,464,041
                                                                                 ---------------
GERMANY -- 15.81%
Bundesschatzanweisungen
  2.500%, due 03/18/05                                         EUR     990,000         1,144,055
Commerzbank AG
  4.250%, due 10/25/09                                                 100,000           116,958
Deutsche Bank AG
  5.000%, due 05/19/05                                                 200,000           240,075
Deutsche Bundesrepublik
  5.000%, due 07/04/12                                               1,140,000         1,433,104
  6.000%, due 01/05/06                                               1,290,000         1,609,508
  6.000%, due 01/04/07                                                 980,000         1,248,080
  6.500%, due 07/04/27                                                 740,000         1,074,274
Kredit Fuer Wiederaufbau
  5.000%, due 01/04/09                                                 300,000           376,245
Landwirt Rentenbk
  1.375%, due 04/25/13                                         JPY  45,000,000           393,909
Treuhandanstalt
  6.750%, due 05/13/04                                         EUR     400,000           477,913
VW Financial Services AG
  5.375%, due 01/25/12                                                 100,000           120,644
                                                                                 ---------------
                                                                                       8,234,765
                                                                                 ---------------
GREECE -- 0.11%
Public Power Corp.
  4.500%, due 03/12/09                                         EUR      50,000            59,048
                                                                                 ---------------
IRELAND -- 0.25%
Bank of Ireland
  6.450%, due 02/10/10                                         EUR     100,000           132,337
                                                                                 ---------------
ITALY -- 5.32%
Buoni Poliennali Del Tesoro
  3.250%, due 04/15/04                                         EUR     610,000           707,291
  5.000%, due 05/01/08                                                 240,000           300,359
  5.250%, due 11/01/29                                                 360,000           441,649
  5.500%, due 11/01/10                                                 300,000           388,504
  8.750%, due 07/01/06                                                 500,000           676,716
Unicredito Italiano SpA
  6.000%, due 03/16/11                                                 200,000           259,409
                                                                                 ---------------
                                                                                       2,773,928
                                                                                 ---------------
JAPAN -- 17.90%
Development Bank of Japan
  1.750%, due 06/21/10                                         JPY 185,000,000         1,660,806

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
European Investment Bank
  2.125%, due 09/20/07                                         JPY 210,000,000   $     1,882,564
Government of Japan
  0.100%, due 03/22/04                                             260,000,000         2,167,024
International Bank for
  Reconstruction & Development
  2.000%, due 02/18/08                                             115,000,000         1,030,963
  4.750%, due 12/20/04                                             290,000,000         2,581,037
                                                                                 ---------------
                                                                                       9,322,394
                                                                                 ---------------
LUXEMBOURG -- 0.37%
Michelin Finance Luxembourg S.A.
  6.125%, due 04/16/09                                         EUR      50,000            63,511
Sogerim S.A.
  7.000%, due 04/20/11                                                  50,000            65,944
Syngenta Luxembourg Finance S.A.
  5.500%, due 07/10/06                                                  50,000            61,587
                                                                                 ---------------
                                                                                         191,042
                                                                                 ---------------
NETHERLANDS -- 8.03%
ABN Amro Bank NV
  6.250%, due 06/28/10                                         EUR     100,000           130,100
Akzo Nobel NV
  5.625%, due 05/07/09                                                 100,000           123,931
Bank Nederlandse Gemeenten
  5.250%, due 07/04/11                                                 200,000           253,751
BMW Finance NV
  5.250%, due 09/01/06                                                 100,000           123,109
Deutsche Telekom International Finance BV
  8.125%, due 05/29/12                                                  50,000            70,653
E.ON International Finance BV
  5.750%, due 05/29/09                                                 100,000           127,562
Enbw International Finance BV
  5.125%, due 02/28/07                                                 100,000           122,839
Fortis Finance NV
  4.625%, due 04/07/09                                                 100,000           120,876
Generali Finance BV
  4.750%, due 05/12/14                                                 100,000           118,586
Government of Netherlands
  5.000%, due 07/15/11                                               1,490,000         1,875,991
ING Bank NV
  5.500%, due 01/04/12                                                 200,000           250,198
Koninklijke Philips Electronics NV
  5.750%, due 05/16/08                                                 150,000           186,550
Linde Finance BV
  6.375%, due 06/14/07                                                  50,000            63,440
Olivetti Finance NV
  6.125%, due 07/30/09                                                  50,000            63,504
Portugal Telecom International Finance BV
  5.750%, due 02/21/06                                                 100,000           122,655
Royal KPN NV
  8.000%, due 04/12/06                                                  50,000            63,705
RWE Finance BV
  5.500%, due 10/26/07                                                 100,000           124,804
Telefonica Europe BV
  5.125%, due 10/30/06                                                 100,000           122,219
Unilever NV
  4.250%, due 09/26/07                                                 100,000           119,941
                                                                                 ---------------
                                                                                       4,184,414
                                                                                 ---------------
SINGAPORE -- 0.24%
Singapore Telecommunications Ltd.
  6.000%, due 11/21/11                                         EUR     100,000   $       126,673
                                                                                 ---------------
SPAIN -- 9.81%
Government of Spain
  3.250%, due 01/31/05                                         EUR     700,000           818,692
  4.250%, due 10/31/07                                                 425,000           516,078
  4.750%, due 07/30/14                                                 350,000           429,372
  5.150%, due 07/30/09                                                 545,000           689,424
  6.000%, due 01/31/29                                                 145,000           198,351
Government of Spain International Bond
  3.100%, due 09/20/06                                         JPY 270,000,000         2,456,653
                                                                                 ---------------
                                                                                       5,108,570
                                                                                 ---------------
SWEDEN -- 2.95%
Fortum Power & Heat AB
  6.375%, due 11/03/06                                         SEK      50,000            63,169
Government of Sweden
  5.000%, due 01/15/04                                               2,250,000           284,214
  6.750%, due 05/05/14                                               2,000,000           299,215
  8.000%, due 08/15/07                                               5,200,000           761,264
Scania CV AB
  6.000%, due 12/17/08                                                 100,000           126,659
                                                                                 ---------------
                                                                                       1,534,521
                                                                                 ---------------
UNITED KINGDOM -- 4.78%
Abbey National PLC
  4.625%, due 02/11/11                                         GBP     100,000           118,853
Allied Domecq Financial Services PLC
  5.875%, due 06/12/09                                                  50,000            62,332
Barclays Bank, PLC
  4.875%, due 06/26/06                                                 100,000           122,145
British Telecommunications PLC
  6.125%, due 02/15/06                                                  50,000            62,097
Gallaher Group PLC
  5.875%, due 08/06/08                                                  50,000            62,236
HBOS Treasury Services PLC
  4.750%, due 02/06/07                                                 100,000           122,324
HSBC Holdings PLC
  5.375%, due 12/20/12                                                 100,000           123,487
Imperial Tobacco Finance PLC
  6.250%, due 06/06/07                                                  50,000            62,772
Kelda Group PLC
  5.250%, due 07/26/06                                                 100,000           122,164
Lloyds TSB Bank PLC
  4.750%, due 03/18/11                                                 100,000           120,750
National Westminster Bank PLC
  6.000%, due 01/21/10                                                 200,000           258,953
OTE PLC
  6.125%, due 02/07/07                                                 100,000           123,980
Rio Tinto Finance PLC
  5.125%, due 05/10/07                                                 100,000           123,125
Tesco PLC
  5.250%, due 05/07/08                                                  50,000            62,169
U.K. Treasury
  5.000%, due 03/07/12                                                 160,000           280,127
  5.750%, due 12/07/09                                                  70,000           127,084
  6.000%, due 12/07/28                                                 112,000           225,908
  8.500%, due 12/07/05                                                 100,000           184,223

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Vodafone Group PLC
  5.750%, due 10/27/06                                         GBP     100,000   $       124,711
                                                                                 ---------------
                                                                                       2,489,440
                                                                                 ---------------
Total International Bonds                                                             46,511,066
                                                                                 ---------------
Total Bonds (Cost $52,833,873)                                                        55,783,899
                                                                                 ---------------

                                                                   SHARES
                                                               ---------------
SHORT-TERM INVESTMENTS -- 1.26%
OTHER -- 1.26%
UBS Supplementary Trust,
  U.S. Cash Management Prime Fund
  (Cost $655,174)                                                      655,174           655,174
                                                                                 ---------------
Total Investments
  (Cost $53,489,047) -- 108.34% (a)                                                   56,439,073
Liabilities, less cash and
  other assets -- (8.34)%                                                             (4,342,697)
                                                                                 ---------------
Net Assets -- 100%                                                               $    52,096,376
                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $53,497,377; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                        $     3,178,010
            Gross unrealized depreciation                                               (236,314)
                                                                                 ---------------
                     Net unrealized appreciation                                 $     2,941,696
                                                                                 ===============

(b) Variable rate note - The rate disclosed is that in effect at June 30, 2003.
(c) Security is in default.
(d) Security is illiquid. These securities amounted to $7,615 or 0.01% of net assets.

%   Represents a percentage of net assets.
E.E.T.C.: Enhanced equipment trust certificate
FRN:      Floating Rate Note - The rate disclosed is that in effect at June 30,
          2003.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the value of these securities amounted to $58,338 or 0.11% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Bond Fund had the following open forward foreign currency contracts as of June 30, 2003:

                                                                SETTLEMENT         LOCAL          CURRENT        UNREALIZED
                                                                   DATE           CURRENCY         VALUE        GAIN/(LOSS)
                                                               -------------   -------------   -------------   -------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS:
Japanese Yen (JPY)                                                12/03/03       445,000,000   $   3,724,646   $     (44,725)
Swiss Franc (CHF)                                                 12/03/03           500,000         370,421         (15,357)

FORWARD FOREIGN CURRENCY SALE CONTRACTS:
Australian Dollar (AUD)                                           12/03/03         1,290,000         852,333         (34,614)
Canadian Dollar (CAD)                                             12/03/03         2,670,000       1,947,777         (39,395)
British Pounds (GBP)                                              12/03/03           260,000         424,643          (2,458)
Danish Krone (DKK)                                                12/03/03         3,000,000         461,650          10,553
Euro (EUR)                                                        12/03/03           410,000         468,819          10,553
Swedish Krona (SEK)                                               12/03/03         6,350,000         787,348          19,298
                                                                                                               -------------
     Total net unrealized loss on Forward Foreign
       Currency Contracts                                                                                      $     (96,145)
                                                                                                               =============

                 See accompanying notes to financial statements

UBS U.S. BALANCED FUND

Over the fiscal year ended June 30, 2003, Class Y shares of UBS U.S. Balanced Fund returned 5.70%, outperforming the 4.96% return for the Fund's benchmark, the U.S. Balanced Mutual Fund Index.* (Returns for all share classes over various time periods are shown on page 37. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

12-MONTH MARKET REVIEW
The US equity markets were extremely volatile during the 12-month period, alternately falling and rising over the four quarters that made up the Fund's reporting period. Early in the period, a weak economy, anemic corporate profits, accounting issues and unrest in the Middle East led investors to shun stocks in favor of the perceived security of the bond market. However, after falling to a five-year low in early October 2002, stocks staged a surprising rally when, in the aftermath of the market's sharp decline, investors found themselves drawn to certain downtrodden sectors that were viewed as having compelling valuations.

Geopolitical issues came to the fore as the year 2003 began, as anticipation of the war in Iraq, saber rattling in North Korea and renewed concerns about terrorism preoccupied the country. Investor aversion to risk resurfaced, and the majority of the sectors covered in the Index fell during the first quarter. Nonetheless, the 12-month period ended on a positive note, as the end to major fighting in Iraq eliminated one of the issues weighing most heavily on the market. Investors grew increasingly optimistic about the potential for an economic revival and subsequent upturn in corporate profits. At the same time, their appetite for risk increased as the yields available from many fixed income securities shrank. As a result, equity investors drove stocks to steep gains over the final quarter of the period. The gains were broad-based, and many of the best-performing sectors were the prior years' weakest-performing areas: the utility, information technology, telecommunication services and industrial sectors.

EQUITIES: CAREFUL ASSET ALLOCATION AND SECTOR STRATEGIES BOOSTED PERFORMANCE Through the periods of extreme volatility in the financial markets during the fiscal year, we employed our disciplined investment approach. Our focus remained on intrinsic value, whereby we carefully analyze the expected cash flows that we believe an investment will provide to determine whether its market price reflects its intrinsic value.

On an asset allocation level, our analysis prompted us to decrease the Fund's overall bond allocation, and overweight US stocks in order to take advantage of attractive valuations. This position, though not beneficial during the first quarter of the period, served to enhance results as the equity markets rallied in October and November of 2002. In the months that followed, our overall asset allocation strategy remained fairly constant.

On a sector level, our focus on intrinsic value within equities led to overweight positions in utilities, health care and pharmaceuticals, banks and transportation. In the banking sector, extensive research helped us to identify several banks that were providing respectable growth, very attractive returns on equity and compelling valuations. In health care and pharmaceuticals, our positioning emphasized companies with strong, established drug pipelines. The Fund's utility overweight was primarily in electric utilities that had little or no exposure to trading operations (an area that suffered extensively in the wake of Enron and the California electricity crisis).

Consistent with our philosophy, if we determine that the risk of holding specific securities outweighs the potential rewards, we will minimize our exposure. Such was the case with retailing and computer hardware stocks during the period. Furthermore, as the period came to an end, we felt the price of many technology and higher-beta stocks had moved too far, too fast, and were not supported by appropriate fundamentals. As such, we chose to move to underweight these areas as well.

* AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 65% WILSHIRE 5000 EQUITY INDEX AND 35% LEHMAN US AGGREGATE BOND INDEX.

FIXED INCOME: OUR ANALYSIS IDENTIFIED OPPORTUNITY IN TIPS
Performance in fixed income investments benefited from the Fund's exposure to Treasury inflation-protected securities (TIPS). In the latter part of 2002, our analysis indicated that there was significant value in the TIPS sector, which led us to build an overweight in the portfolio versus the benchmark. Early in 2003, concerns about inflation arose on the back of higher oil prices as war with Iraq loomed. As a result, TIPS performed well compared to nominal Treasurys, so we proactively reduced our exposure to lock in gains. We sold out of this position in February 2003, and have no allocation to TIPS as of period end.

While the threat of deflation needs to be taken seriously, a general and persistent fall in prices carries a low probability. The current economic environment does make a strong case for short rates remaining accommodative. However, these low interest rates, combined with stimulative fiscal policies, rising budget deficits, geopolitical resolution and strengthening equity and credit pricing reinforce our view that we will see a concurrent pickup in economic activity and long-term interest rates from current levels. In response to this view, we reduced our duration strategy at period end. To do so, we increased our underweight to credits, and decreased our overweight to commercial mortgage-backed securities (CMBS) and mortgage-backed securities (MBS). We made a modest reduction to our agency overweight, and slightly increased the Fund's exposure to asset-backed securities (ABS). At period end, CMBS was our largest sector overweight, although the sector is less attractive as spreads have moved tighter. We also had an overweight to MBS, a neutral weighting to ABS, and an underweight to Treasuries, agencies and credit.

LOOKING AHEAD
Many of the concerns weighing down the market early in 2003 were not, in fact, tied to fundamentals. During periods of extreme optimism or pessimism, many investors have difficulty adhering to a disciplined valuation process, which can result in an improperly positioned portfolio. Through the application of high-quality research that follows a disciplined and consistent valuation process, we endeavor to avoid such missteps. We expect to continue to manage the portfolio using our proven process, in an attempt to generate superior risk-adjusted returns over the long-term versus the benchmark.

TOTAL RETURN

                                                  6 MONTHS         1 YEAR         3 YEARS         5 YEARS        INCEPTION*
                                                   ENDED           ENDED           ENDED           ENDED             TO
                                                  6/30/03         6/30/03         6/30/03         6/30/03         6/30/03
----------------------------------------------------------------------------------------------------------------------------
UBS U.S. Balanced Fund Class A                      9.65%           5.43%           6.08%           3.30%           4.73%
----------------------------------------------------------------------------------------------------------------------------
UBS U.S. Balanced Fund Class B                      9.22            4.67             N/A             N/A            2.07
----------------------------------------------------------------------------------------------------------------------------
UBS U.S. Balanced Fund Class C                      9.34            4.70             N/A             N/A            2.35
----------------------------------------------------------------------------------------------------------------------------
UBS U.S. Balanced Fund Class Y                      9.71            5.70            6.34            3.64            8.52
----------------------------------------------------------------------------------------------------------------------------
UBS U.S. Balanced Fund Class A**                    3.67           -0.41            4.09            2.15            3.74
----------------------------------------------------------------------------------------------------------------------------
UBS U.S. Balanced Fund Class B**                    4.22           -0.33             N/A             N/A           -0.31
----------------------------------------------------------------------------------------------------------------------------
UBS U.S. Balanced Fund Class C**                    7.20            2.67             N/A             N/A            1.76
----------------------------------------------------------------------------------------------------------------------------
U.S. Balanced Mutual Fund Index***                  9.79            4.96           -3.32            2.21           10.20
----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index           3.93           10.40           10.08            7.54            8.58
----------------------------------------------------------------------------------------------------------------------------
Wilshire 5000 Equity Index                         12.91            1.27          -10.59           -1.31           10.56
----------------------------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS U.S. BALANCED FUND CLASS A IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C ARE 11/07/01 AND 11/06/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND, FOR ILLUSTRATION PURPOSES, THE INDICES, IS 12/30/94.

**   RETURNS INCLUDE SALES CHARGES.

*** AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 65% WILSHIRE 5000 EQUITY INDEX AND 35% LEHMAN U.S. AGGREGATE BOND INDEX.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL  TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS U.S. Balanced Fund Class Y shares, the U.S. Balanced Mutual Fund Index, the Lehman Brothers U.S. Aggregate Bond Index and the Wilshire 5000 Equity Index if you had invested $10,000 on December 30, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 2003. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. BALANCED FUND CLASS Y VS. U.S. BALANCED MUTUAL FUND INDEX, LEHMAN BROTHERS U.S. AGGREGRATE BOND INDEX AND WILSHIRE 5000 EQUITY INDEX

Wealth Value With Dividends

                                                                                                                LEHMAN BROTHERS
                   UBS U.S. BALANCED FUND      U.S. BALANCED MUTUAL FUND                                       U.S. AGGREGATE BOND
                           CLASS Y                        INDEX              WILSHIRE 5000 EQUITY INDEX              INDEX
                           $ 10,000                      $ 10,000                     $ 10,000                      $ 10,000
                           $ 10,190                      $ 10,204                     $ 10,216                      $ 10,198
                           $ 10,500                      $ 10,542                     $ 10,623                      $ 10,441
                           $ 10,640                      $ 10,743                     $ 10,903                      $ 10,504
                           $ 10,800                      $ 10,964                     $ 11,174                      $ 10,651
                           $ 11,200                      $ 11,338                     $ 11,552                      $ 11,064
6/30/1995                  $ 11,391                      $ 11,600                     $ 11,921                      $ 11,144
                           $ 11,543                      $ 11,902                     $ 12,412                      $ 11,120
                           $ 11,705                      $ 12,025                     $ 12,533                      $ 11,254
                           $ 11,928                      $ 12,363                     $ 13,011                      $ 11,364
                           $ 11,999                      $ 12,340                     $ 12,880                      $ 11,511
                           $ 12,365                      $ 12,747                     $ 13,426                      $ 11,684
                           $ 12,548                      $ 12,944                     $ 13,645                      $ 11,848
                           $ 12,788                      $ 13,201                     $ 14,011                      $ 11,926
                           $ 12,733                      $ 13,273                     $ 14,256                      $ 11,718
                           $ 12,766                      $ 13,334                     $ 14,412                      $ 11,636
                           $ 12,799                      $ 13,513                     $ 14,768                      $ 11,571
                           $ 12,842                      $ 13,751                     $ 15,172                      $ 11,548
6/30/1996                  $ 12,931                      $ 13,740                     $ 15,047                      $ 11,703
                           $ 12,732                      $ 13,271                     $ 14,235                      $ 11,734
                           $ 12,876                      $ 13,540                     $ 14,690                      $ 11,714
                           $ 13,240                      $ 14,091                     $ 15,472                      $ 11,918
                           $ 13,550                      $ 14,330                     $ 15,689                      $ 12,183
                           $ 14,058                      $ 15,030                     $ 16,728                      $ 12,391
                           $ 13,969                      $ 14,873                     $ 16,540                      $ 12,276
                           $ 14,146                      $ 15,410                     $ 17,425                      $ 12,314
                           $ 14,194                      $ 15,412                     $ 17,417                      $ 12,345
                           $ 13,945                      $ 14,914                     $ 16,647                      $ 12,208
                           $ 14,182                      $ 15,412                     $ 17,372                      $ 12,391
                           $ 14,596                      $ 16,172                     $ 18,603                      $ 12,509
6/30/1997                  $ 14,935                      $ 16,722                     $ 19,458                      $ 12,657
                           $ 15,555                      $ 17,717                     $ 20,954                      $ 12,999
                           $ 15,305                      $ 17,230                     $ 20,166                      $ 12,889
                           $ 15,639                      $ 17,980                     $ 21,356                      $ 13,079
                           $ 15,484                      $ 17,681                     $ 20,645                      $ 13,269
                           $ 15,591                      $ 18,086                     $ 21,321                      $ 13,330
                           $ 15,815                      $ 18,368                     $ 21,715                      $ 13,465
                           $ 15,974                      $ 18,516                     $ 21,833                      $ 13,637
                           $ 16,386                      $ 19,387                     $ 23,422                      $ 13,626
                           $ 16,705                      $ 20,044                     $ 24,594                      $ 13,672
                           $ 16,665                      $ 20,236                     $ 24,886                      $ 13,744
                           $ 16,705                      $ 19,953                     $ 24,224                      $ 13,874
6/30/1998                  $ 16,756                      $ 20,465                     $ 25,073                      $ 13,992
                           $ 16,619                      $ 20,189                     $ 24,524                      $ 14,021
                           $ 16,140                      $ 18,254                     $ 20,705                      $ 14,250
                           $ 16,729                      $ 19,179                     $ 22,057                      $ 14,583
                           $ 17,057                      $ 20,077                     $ 23,698                      $ 14,506
                           $ 17,263                      $ 20,937                     $ 25,191                      $ 14,589
                           $ 17,383                      $ 21,831                     $ 26,803                      $ 14,633
                           $ 17,346                      $ 22,409                     $ 27,788                      $ 14,736
                           $ 16,939                      $ 21,743                     $ 26,781                      $ 14,479
                           $ 17,124                      $ 22,332                     $ 27,814                      $ 14,558
                           $ 17,624                      $ 23,054                     $ 29,147                      $ 14,605
                           $ 17,531                      $ 22,652                     $ 28,509                      $ 14,476
6/30/1999                  $ 17,550                      $ 23,387                     $ 29,985                      $ 14,430
                           $ 17,288                      $ 22,867                     $ 29,024                      $ 14,369
                           $ 17,026                      $ 22,723                     $ 28,753                      $ 14,362
                           $ 16,652                      $ 22,432                     $ 28,002                      $ 14,529
                           $ 16,465                      $ 23,383                     $ 29,783                      $ 14,583
                           $ 16,465                      $ 23,891                     $ 30,780                      $ 14,581
                           $ 16,175                      $ 25,032                     $ 33,117                      $ 14,511
                           $ 15,829                      $ 24,332                     $ 31,743                      $ 14,463
                           $ 15,328                      $ 24,785                     $ 32,454                      $ 14,638
                           $ 16,021                      $ 25,855                     $ 34,381                      $ 14,831
                           $ 16,561                      $ 24,952                     $ 32,590                      $ 14,788
                           $ 16,753                      $ 24,378                     $ 31,452                      $ 14,781
6/30/2000                  $ 16,660                      $ 25,255                     $ 32,839                      $ 15,088
                           $ 16,854                      $ 25,001                     $ 32,169                      $ 15,226
                           $ 17,242                      $ 26,306                     $ 34,504                      $ 15,447
                           $ 17,203                      $ 25,571                     $ 32,894                      $ 15,544
                           $ 17,611                      $ 25,274                     $ 32,195                      $ 15,646
                           $ 17,727                      $ 23,783                     $ 28,993                      $ 15,903
                           $ 18,196                      $ 24,216                     $ 29,510                      $ 16,199
                           $ 18,720                      $ 24,959                     $ 30,640                      $ 16,463
                           $ 18,639                      $ 23,498                     $ 27,734                      $ 16,606
                           $ 18,377                      $ 22,513                     $ 25,867                      $ 16,689
                           $ 18,820                      $ 23,680                     $ 27,995                      $ 16,619
                           $ 19,163                      $ 23,887                     $ 28,274                      $ 16,719
6/30/2001                  $ 19,024                      $ 23,655                     $ 27,800                      $ 16,782
                           $ 19,206                      $ 23,592                     $ 27,341                      $ 17,158
                           $ 18,943                      $ 22,755                     $ 25,687                      $ 17,356
                           $ 18,073                      $ 21,525                     $ 23,379                      $ 17,557
                           $ 18,458                      $ 22,033                     $ 23,974                      $ 17,924
                           $ 19,347                      $ 23,022                     $ 25,807                      $ 17,676
                           $ 19,601                      $ 23,243                     $ 26,271                      $ 17,563
                           $ 19,642                      $ 23,120                     $ 25,945                      $ 17,706
                           $ 19,622                      $ 22,888                     $ 25,412                      $ 17,877
                           $ 19,997                      $ 23,407                     $ 26,524                      $ 17,581
                           $ 19,830                      $ 22,823                     $ 25,229                      $ 17,922
                           $ 19,747                      $ 22,716                     $ 24,932                      $ 18,074
6/30/2002                  $ 18,954                      $ 21,747                     $ 23,180                      $ 18,231
                           $ 18,266                      $ 20,697                     $ 21,309                      $ 18,452
                           $ 18,496                      $ 20,897                     $ 21,435                      $ 18,764
                           $ 17,098                      $ 19,652                     $ 19,285                      $ 19,068
                           $ 17,912                      $ 20,599                     $ 20,760                      $ 18,980
                           $ 18,725                      $ 21,405                     $ 22,012                      $ 18,974
                           $ 18,262                      $ 20,788                     $ 20,792                      $ 19,367
                           $ 17,920                      $ 20,453                     $ 20,268                      $ 19,384
                           $ 17,771                      $ 20,327                     $ 19,926                      $ 19,652
                           $ 17,963                      $ 20,471                     $ 20,151                      $ 19,636
                           $ 19,052                      $ 21,621                     $ 21,803                      $ 19,799
                           $ 19,843                      $ 22,620                     $ 23,136                      $ 20,167
6/30/2003                  $ 20,035                      $ 22,822                     $ 23,478                      $ 20,127

12/30/94 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2003

                                       PERCENTAGE OF
                                         NET ASSETS
----------------------------------------------------
Nextel Communications, Inc., Class A        2.8%

Citigroup, Inc.                             2.5

Wells Fargo & Co.                           2.1

Johnson & Johnson                           2.1

UnitedHealth Group, Inc.                    1.9

Microsoft Corp.                             1.9

Burlington Northern Santa Fe Corp.          1.9

Allergan, Inc.                              1.7

GreenPoint Financial Corp.                  1.7

J.P. Morgan Chase & Co.                     1.7
----------------------------------------------------
Total                                      20.3%

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2003

                                                          PERCENTAGE OF
                                                            NET ASSETS
------------------------------------------------------------------------
U.S. Treasury Note
3.000%, due 02/15/08                                           4.0%

Federal National Mortgage Association
6.000%, due 11/01/32                                           1.5

U.S. Treasury Note
3.625%, due 08/31/03                                           1.3

U.S. Treasury Bond
6.250%, due 05/15/30                                           1.2

U.S. Treasury Note
5.750%, due 08/15/10                                           1.1

U.S. Treasury Note
2.750%, due 09/30/03                                           1.1

Federal National Mortgage Association
5.500%, due 01/01/18                                           1.0

Morgan Stanley Dean Witter Capital I
6.660%, due 02/15/33                                           0.9

U.S. Treasury Note
1.625%, due 03/31/05                                           0.7

U.S. Treasury Note
4.375%, due 08/15/12                                           0.6
------------------------------------------------------------------------
Total                                                         13.4%

UBS U.S. BALANCED FUND

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2003

U.S. EQUITIES
   Aerospace & Military                                        1.23%
   Airlines                                                    0.62
   Autos/Durables                                              0.50
   Banks                                                       5.26
   Biomedical                                                  0.34
   Broadcasting & Publishing                                   0.48
   Business & Public Service                                   0.36
   Capital Goods                                               2.10
   Chemicals                                                   1.23
   Computer Software                                           1.92
   Computer Systems                                            1.18
   Construction                                                0.78
   Consumer                                                    0.94
   Electric Components                                         1.01
   Energy                                                      5.72
   Financial Services                                          9.96
   Health: Drugs                                               5.83
   Health: Non-Drugs                                           4.78
   Housing/Paper                                               1.17
   Industrial Components                                       1.07
   Media and Entertainment                                     1.15
   Metals Non-Ferrous                                          1.47
   Recreation                                                  0.79
   Retail/Apparel                                              2.81
   Services/Miscellaneous                                      3.27
   Telecommunications- Services                                4.06
   Transportation                                              1.84
   Utilities                                                   2.04
                                                            -------
         Total Equities                                       63.91

U.S. CORPORATE BONDS
   Aerospace & Military                                        0.14
   Airlines                                                    0.10
   Autos/Durables                                              0.13
   Banks                                                       0.48
   Beverages & Tobacco                                         0.22
   Chemicals                                                   0.04%
   Computer Systems                                            0.10
   Construction                                                0.13
   Consumer                                                    0.11
   Electric Components                                         0.12
   Energy                                                      0.44
   Financial Services                                          2.05
   Food & House Products                                       0.51
   Forest Products                                             0.04
   Health: Drugs                                               0.04
   Housing/Paper                                               0.04
   Insurance                                                   0.02
   Leisure & Tourism                                           0.11
   Media and Entertainment                                     0.04
   Metals Non-Ferrous                                          0.04
   Multi-Industry                                              0.17
   Publishing                                                  0.02
   Real Estate                                                 0.10
   Retail/Apparel                                              0.06
   Services/Miscellaneous                                      0.17
   Telecommunications                                          0.31
   Telecommunications - Wireless                               0.02
   Transportation                                              0.13
   Utilities                                                   0.11
                                                            -------
         Total U.S. Corporate Bonds                            5.99
Asset-Backed Securities                                        1.26
International Dollar Bonds                                     0.63
Mortgage-Backed Securities                                    15.98
U.S. Government Obligations                                   10.25
                                                            -------
         Total Bonds                                          34.11

SHORT-TERM INVESTMENTS                                         2.41
                                                            -------
   TOTAL INVESTMENTS                                         100.43
LIABILITIES, LESS CASH AND
   OTHER ASSETS                                               (0.43)
                                                            -------
NET ASSETS                                                   100.00%
                                                            =======

                UBS U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003

                                                                    SHARES              VALUE
                                                                 -------------      -------------
U.S. EQUITIES -- 63.91%
AEROSPACE & MILITARY -- 1.23%
United Technologies Corp.                                                5,400      $     382,482
                                                                                    -------------
AIRLINES -- 0.62%
Continental Airlines, Inc., Class B (b)                                  4,600             68,862
Delta Air Lines, Inc.                                                    8,400            123,312
                                                                                    -------------
                                                                                          192,174
                                                                                    -------------
AUTOS/DURABLES -- 0.49%
Johnson Controls, Inc.                                                   1,800            154,080
                                                                                    -------------
BANKS -- 5.26%
FleetBoston Financial Corp.                                              8,105            240,800
GreenPoint Financial Corp.                                              10,500            534,870
PNC Financial Services Group                                             4,100            200,121
Wells Fargo & Co.                                                       13,100            660,240
                                                                                    -------------
                                                                                        1,636,031
                                                                                    -------------
BIOMEDICAL -- 0.34%
Genzyme Corp. (b)                                                        2,500            104,500
                                                                                    -------------
BROADCASTING & PUBLISHING -- 0.48%
McGraw-Hill Cos., Inc. (The)                                             2,400            148,800
                                                                                    -------------
BUSINESS & PUBLIC SERVICE -- 0.36%
Interpublic Group of Cos., Inc.                                          8,300            111,054
                                                                                    -------------
CAPITAL GOODS -- 2.10%
Illinois Tool Works, Inc.                                                6,700            441,195
Pentair, Inc.                                                            5,400            210,924
                                                                                    -------------
                                                                                          652,119
                                                                                    -------------
CHEMICALS -- 1.23%
Dow Chemical Co. (The)                                                   6,500            201,240
Eastman Chemical Co.                                                     3,400            107,678
IMC Global, Inc.                                                        10,800             72,468
                                                                                    -------------
                                                                                          381,386
                                                                                    -------------
COMPUTER SOFTWARE -- 1.92%
Microsoft Corp.                                                         23,300            596,713
                                                                                    -------------
COMPUTER SYSTEMS -- 1.18%
Computer Sciences Corp. (b)                                              2,200             83,864
Hewlett-Packard Co.                                                     13,285            282,971
                                                                                    -------------
                                                                                          366,835
                                                                                    -------------
CONSTRUCTION -- 0.78%
Martin Marietta Materials, Inc.                                          7,236            243,202
                                                                                    -------------
CONSUMER -- 0.94%
Kimberly-Clark Corp.                                                     5,600            291,984
                                                                                    -------------
ELECTRIC COMPONENTS -- 1.01%
Linear Technology Corp.                                                  6,000            193,260
Texas Instruments, Inc.                                                  6,900            121,440
                                                                                    -------------
                                                                                          314,700
                                                                                    -------------
ENERGY -- 5.72%
ConocoPhillips                                                           5,360            293,728
Exelon Corp.                                                             6,900            412,689
ExxonMobil Corp.                                                         6,900            247,779
FirstEnergy Corp.                                                        9,591            368,774
Kerr-McGee Corp.                                                         1,850      $      82,880
Progress Energy, Inc.                                                    4,100            179,990
Sempra Energy                                                            6,800            194,004
                                                                                    -------------
                                                                                        1,779,844
                                                                                    -------------
FINANCIAL SERVICES -- 9.96%
American International Group, Inc.                                       5,400            297,972
Anthem, Inc. (b)                                                         4,300            331,745
Citigroup, Inc.                                                         18,086            774,081
Freddie Mac                                                              8,100            411,237
Hartford Financial Services Group,
  Inc. (The)                                                             3,800            191,368
J.P. Morgan Chase & Co.                                                 15,200            519,536
Mellon Financial Corp.                                                   7,900            219,225
Morgan Stanley                                                           8,250            352,687
                                                                                    -------------
                                                                                        3,097,851
                                                                                    -------------
HEALTH: DRUGS -- 5.83%
Allergan, Inc.                                                           7,000            539,700
Bristol-Myers Squibb Co.                                                13,400            363,810
Cephalon, Inc. (b)                                                       4,500            185,220
SICOR, Inc. (b)                                                         16,400            333,576
Wyeth                                                                    8,600            391,730
                                                                                    -------------
                                                                                        1,814,036
                                                                                    -------------
HEALTH: NON-DRUGS -- 4.78%
Baxter International, Inc.                                               5,200            135,200
Biomet, Inc.                                                             3,100             88,846
Johnson & Johnson                                                       12,764            659,899
UnitedHealth Group, Inc.                                                12,000            603,000
                                                                                    -------------
                                                                                        1,486,945
                                                                                    -------------
HOUSING/PAPER -- 1.16%
American Standard Companies, Inc. (b)                                    4,900            362,257
                                                                                    -------------
INDUSTRIAL COMPONENTS -- 1.06%
Ingersoll-Rand Co., Class A                                              7,000            331,240
                                                                                    -------------
MEDIA AND ENTERTAINMENT -- 1.15%
Viacom, Inc., Class B (b)                                                8,200            358,012
                                                                                    -------------
METALS NON-FERROUS -- 1.46%
Masco Corp.                                                             19,100            455,535
                                                                                    -------------
RECREATION -- 0.79%
Royal Caribbean Cruises Ltd.                                            10,600            245,496
                                                                                    -------------
RETAIL/APPAREL -- 2.81%
Costco Wholesale Corp. (b)                                               7,800            285,480
Newell Rubbermaid, Inc.                                                 10,300            288,400
RadioShack Corp.                                                         6,000            157,860
TJX Companies, Inc.                                                      7,500            141,300
                                                                                    -------------
                                                                                          873,040
                                                                                    -------------
SERVICES/MISCELLANEOUS -- 3.27%
First Data Corp.                                                         6,116            253,447
MeadWestvaco Corp.                                                       5,150            127,205
Omnicom Group                                                            7,200            516,240
Viad Corp.                                                               5,400            120,906
                                                                                    -------------
                                                                                        1,017,798
                                                                                    -------------

                                                                    SHARES              VALUE
                                                                 -------------      -------------
TELECOMMUNICATIONS- SERVICES -- 4.06%
Motorola, Inc.                                                          19,615      $     184,969
Nextel Communications, Inc., Class A (b)                                47,700            862,416
SBC Communications, Inc.                                                 8,400            214,620
                                                                                    -------------
                                                                                        1,262,005
                                                                                    -------------
TRANSPORTATION -- 1.88%
Burlington Northern Santa Fe Corp.                                      20,600            585,864
                                                                                    -------------
UTILITIES -- 2.04%
CMS Energy Corp.                                                         9,100             73,710
Consolidated Edison, Inc.                                                4,400            190,432
Dominion Resources, Inc.                                                 2,400            154,248
Entergy Corp.                                                            4,100            216,398
                                                                                    -------------
                                                                                          634,788
                                                                                    -------------
Total U.S. Equities (Cost $18,392,735)                                                 19,880,771
                                                                                    -------------

                                                                     FACE
                                                                    AMOUNT
                                                                 -------------
BONDS -- 34.11%
U.S. CORPORATE BONDS -- 5.99%
Abbott Laboratories, Inc.
  5.625%, due 07/01/06                                           $       5,000              5,536
Alcoa, Inc.
  6.000%, due 01/15/12                                                  10,000             11,264
American Express Co.
  3.750%, due 11/20/07                                                  25,000             26,051
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                                                   5,000              6,281
Anheuser Busch Cos., Inc.
  9.000%, due 12/01/09                                                  25,000             33,351
AOL Time Warner, Inc.
  7.625%, due 04/15/31                                                  30,000             34,623
Apache Corp.
  6.250%, due 04/15/12                                                  25,000             29,110
AT&T Corp.
  8.500%, due 11/15/31                                                   5,000              5,669
AT&T Wireless Services, Inc.
  7.875%, due 03/01/11                                                  15,000             17,715
Avalonbay Communities, Inc.
  7.500%, due 08/01/09                                                  10,000             11,859
Avon Products, Inc.
  7.150%, due 11/15/09                                                  15,000             18,162
Bank of America Corp.
  7.400%, due 01/15/11                                                  35,000             43,001
Bank One Corp.
  7.875%, due 08/01/10                                                  30,000             37,407
Boeing Capital Corp.
  7.375%, due 09/27/10                                                  25,000             29,624
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                                  15,000             15,338
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                                   5,000              5,564
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29                                                  15,000             17,626
Caterpillar, Inc.
  6.550%, due 05/01/11                                                  10,000             11,822
Cendant Corp.
  6.875%, due 08/15/06                                                  15,000             16,778

                                                                     FACE
                                                                    AMOUNT              VALUE
                                                                 -------------      -------------
Centex Corp.
  9.750%, due 06/15/05                                           $      25,000      $      28,544
Cingular Wireless LLC
  6.500%, due 12/15/11                                                   5,000              5,761
Citigroup, Inc.
  7.250%, due 10/01/10                                                  50,000             60,581
Citizens Communications Co.
  9.250%, due 05/15/11                                                  15,000             19,409
Coca-Cola Co. (The)
  4.000%, due 06/01/05                                                  10,000             10,465
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                                  25,000             28,697
Commonwealth Edison Co.,
  6.150%, due 03/15/12                                                   5,000              5,733
Computer Sciences Corp.
  3.500%, due 04/15/08                                                  25,000             25,530
Conagra Foods, Inc.
  6.750%, due 09/15/11                                                  10,000             11,707
ConocoPhillips
  8.500%, due 05/25/05                                                  20,000             22,529
  8.750%, due 05/25/10                                                  10,000             13,015
Consolidated Edison, Inc., Series B
  7.500%, due 09/01/10                                                  25,000             30,664
Coors Brewing Co.,
  6.375%, due 05/15/12                                                  10,000             11,476
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                                  25,000             25,121
Credit Suisse First Boston USA, Inc.
  5.750%, due 04/15/07                                                  10,000             11,110
  6.500%, due 01/15/12                                                  15,000             17,213
DaimlerChrysler N.A Holding Corp.
  8.500%, due 01/18/31                                                  10,000             11,779
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                                  10,000             11,730
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                                  20,000             22,245
DTE Energy Co.
  7.050%, due 06/01/11                                                   5,000              5,848
Duke Energy Field Services, LLC
  6.875%, due 02/01/11                                                   5,000              5,710
  7.875%, due 08/16/10                                                   5,000              6,018
EOP Operating LP
  7.000%, due 07/15/11                                                  15,000             17,409
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                                  20,000             23,828
First Data Corp.
  5.625%, due 11/01/11                                                  10,000             11,066
First Union National Bank
  7.800%, due 08/18/10                                                  30,000             37,223
FleetBoston Financial Corp.
  7.375%, due 12/01/09                                                   5,000              6,000
Ford Motor Co.
  7.450%, due 07/16/31                                                  20,000             18,321
Ford Motor Credit Co.
  5.800%, due 01/12/09                                                  10,000              9,939
  7.375%, due 02/01/11                                                  15,000             15,508
General Dynamics Corp.
  3.000%, due 05/15/08                                                  25,000             25,157

                                                                     FACE
                                                                    AMOUNT              VALUE
                                                                 -------------      -------------
General Electric Capital Corp.
  6.000%, due 06/15/12                                           $      90,000      $     101,589
General Motors Acceptance Corp.
  6.875%, due 09/15/11                                                  40,000             40,134
  8.000%, due 11/01/31                                                  25,000             24,529
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                                  20,000             23,599
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                                  15,000             17,773
Household Finance Corp.
  6.750%, due 05/15/11                                                  25,000             29,034
International Business Machines Corp.
  5.875%, due 11/29/32                                                   5,000              5,363
International Paper Co.
  6.750%, due 09/01/11                                                  10,000             11,566
John Deere Capital Corp.
  7.000%, due 03/15/12                                                  10,000             11,872
Kerr-McGee Corp.
  7.875%, due 09/15/31                                                   5,000              6,116
Kimberly-Clark Corp., 144A
  4.500%, due 07/30/05                                                  15,000             15,854
Kohl's Corp.
  6.300%, due 03/01/11                                                   5,000              5,793
Kraft Foods, Inc.
  5.625%, due 11/01/11                                                  25,000             27,242
Kroger Co.
  7.500%, due 04/01/31                                                   5,000              5,930
  8.050%, due 02/01/10                                                  40,000             48,212
Lehman Brothers Holdings, Inc.
  6.625%, due 01/18/12                                                  10,000             11,724
Lincoln National Corp.
  6.200%, due 12/15/11                                                   5,000              5,613
Marsh & McClennan Cos., Inc.
  6.250%, due 03/15/12                                                   5,000              5,699
MidAmerican Energy Co.
  5.125%, due 01/15/13                                                  10,000             10,615
Mirant Americas Generation, Inc.
  7.625%, due 05/01/06                                                  15,000             11,550
Morgan Stanley
  6.750%, due 04/15/11                                                  35,000             40,939
News America Holdings, Inc.
  7.125%, due 04/08/28                                                   5,000              5,567
Occidental Petroleum Corp.
  8.450%, due 02/15/29                                                   5,000              6,996
Pemex Project Funding Master Trust
  8.000%, due 11/15/11                                                  25,000             28,625
Pepsi Bottling Group, Inc., 144A
  5.625%, due 02/17/09                                                  15,000             16,823
Praxair, Inc.
  6.375%, due 04/01/12                                                   5,000              5,823
Progress Energy, Inc.
  7.000%, due 10/30/31                                                  10,000             11,036
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                                  30,000             25,050
Rohm & Haas Co.
  7.850%, due 07/15/29                                                   5,000              6,474
Safeway, Inc.
  3.800%, due 08/15/05                                                  30,000             30,798
SBC Communications, Inc.
  5.875%, due 02/01/12                                           $      10,000      $      11,226
SLM Corp.
  5.625%, due 04/10/07                                                  20,000             22,198
Southern Power Co., Series B
  6.250%, due 07/15/12                                                   5,000              5,659
Southwestern Electric Power, Series B
  4.500%, due 07/01/05                                                   5,000              5,192
Sprint Capital Corp.
  8.375%, due 03/15/12                                                  25,000             29,933
Suntrust Banks, Inc.
  5.050%, due 07/01/07                                                   5,000              5,460
Target Corp.
  7.000%, due 07/15/31                                                  10,000             11,968
U.S. Bank N.A., Minnesota
  6.375%, due 08/01/11                                                  20,000             23,347
Unilever Capital Corp.
  7.125%, due 11/01/10                                                  15,000             18,174
Union Pacific Corp.
  6.700%, due 12/01/06                                                  20,000             22,493
United Technologies Corp.
  6.100%, due 05/15/12                                                  15,000             17,293
UST, Inc.
  6.625%, due 07/15/12                                                  10,000             11,579
Valero Energy Corp.
  7.500%, due 04/15/32                                                  10,000             11,336
Verizon New England, Inc.
  6.500%, due 09/15/11                                                   5,000              5,802
Verizon New York, Inc., Series B
  7.380%, due 04/01/32                                                   5,000              6,204
Viacom, Inc.
  6.625%, due 05/15/11                                                  10,000             11,796
Walt Disney Co. (The)
  6.375%, due 03/01/12                                                  15,000             17,098
Washington Mutual, Inc.
  5.625%, due 01/15/07                                                  35,000             38,577
Wells Fargo Bank, N.A
  6.450%, due 02/01/11                                                  40,000             47,161
Weyerhaeuser Co.
  7.375%, due 03/15/32                                                  10,000             11,495
                                                                                    -------------
                                                                                        1,864,046
                                                                                    -------------
ASSET-BACKED SECURITIES -- 1.26%
Americredit Automobile Receivables Trust,
  03-AM, Class A2B FRN
  1.584%, due 10/06/06                                                  30,000             29,999
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1 FRN
  1.570%, due 01/15/09                                                  80,000             80,002
Conseco Finance, 00-B, Class AF4
  7.870%, due 02/15/31                                                  25,000             26,014
Peco Energy Transition Trust,
  99-A, Class A7
  6.130%, due 03/01/09                                                  55,000             63,092
Sears Credit Account Master Trust,
  01-1, Class A FRN
  1.360%, due 02/15/10                                                  80,000             79,667
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.356%, due 01/25/31                                                  29,531             29,252

                                                                     FACE
                                                                    AMOUNT              VALUE
                                                                 -------------      -------------
United Airlines, Inc. E.E.T.C. (d)(e)
  7.811%, due 10/01/09                                           $      29,456      $       7,615
Vanderbilt Mortgage Finance, 00-B, Class 1A3
  8.255%, due 05/07/17                                                  70,000             75,691
                                                                                    -------------
                                                                                          391,332
                                                                                    -------------
INTERNATIONAL DOLLAR BONDS -- 0.63%
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                                   5,000              5,868
Canadian National Railway Co.
  6.900%, due 07/15/28                                                   5,000              5,932
Deutsche Telekom International Finance BV
  8.250%, due 06/15/30                                                   5,000              6,370
European Investment Bank
  4.875%, due 09/06/06                                                  25,000             27,089
France Telecom S.A.
  8.500%, due 03/01/31                                                   5,000              6,919
HSBC Holdings PLC
  5.250%, due 12/12/12                                                   5,000              5,333
Inter-American Development Bank
  5.750%, due 02/26/08                                                  30,000             34,302
International Bank for
  Reconstruction & Development
  4.375%, due 09/28/06                                                  35,000             37,832
Mexico Government International Bond
  8.125%, due 12/30/19                                                  20,000             22,800
Rio Tinto Finance USA Ltd.
  2.625%, due 09/30/08                                                  25,000             24,542
Royal Bank of Scotland
  9.118%, due 03/31/10                                                   5,000              6,447
Telus Corp.
  8.000%, due 06/01/11                                                  10,000             11,550
                                                                                    -------------
                                                                                          194,984
                                                                                    -------------
MORTGAGE-BACKED SECURITIES -- 15.98%
Bear Stearns Commercial Mortgage Securities,
  00-WF1, Class A2
  7.780%, due 02/15/32                                                 140,000            171,911
CS First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                                 104,098            107,158
DLJ Commercial Mortgage Corp.,
  99-CG2, Class A1B
  7.300%, due 06/10/32                                                  25,000             30,021
Fannie Mae
  4.625%, due 05/01/13                                                  35,000             35,995
  5.500%, due 03/15/11                                                 140,000            158,835
  7.125%, due 01/15/30                                                 135,000            175,225
Federal Home Loan Mortgage Corp., 1595 D
  6.500%, due 11/01/32                                                 149,802            155,888
Federal Home Loan Mortgage Corp., 2532 PD
  5.5000%, due 06/15/26                                                 90,000             93,277
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 09/01/17                                                  46,590             48,322
  5.500%, due 01/01/18                                                  81,144             84,161
  5.500%, due 04/01/18                                                  76,857             79,718
  6.000%, due 10/01/29                                                  25,241             26,206
  6.000%, due 03/01/32                                                  18,340             19,016
  6.500%, due 02/01/29                                                 102,084            106,231
  6.500%, due 04/01/29                                                  99,068            103,093
Federal National Mortgage Association
  4.500%, due 05/01/33 FRN                                       $     148,385      $     153,207
  4.503%, due 06/01/33 FRN                                             149,862            153,214
  5.500%, due 12/01/17                                                  51,546             53,546
  5.500%, due 01/01/18                                                 311,052            323,118
  5.500%, due 02/01/18                                                 117,959            122,535
  6.000%, due 06/01/23                                                   9,837             10,257
  6.000%, due 03/01/29                                                  55,772             57,981
  6.000%, due 11/01/32                                                 450,520            468,365
  6.000%, due 06/01/33                                                  34,960             36,345
  6.500%, due 11/01/31                                                  55,783             58,171
  6.500%, due 08/01/32                                                 110,817            115,561
  7.000%, due 11/01/32                                                 115,089            121,203
  7.000%, due 05/01/33                                                 160,000            168,500
  7.500%, due 05/01/31                                                  40,110             42,617
  7.500%, due 02/01/33                                                 140,713            149,569
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                                  87,265             97,382
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2
  7.500%, due 12/25/41                                                   6,176              6,892
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/30                                                 106,711            119,083
Federal National Mortgage Association
  Whole Loan, 01-W3, Class A
  7.000%, due 09/25/41                                                  68,607             74,803
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A FRN
  5.210%, due 08/25/42                                                  48,113             50,714
Federal National Mortgage Association,
  93-73, Class ZA
  7.500%, due 10/25/22                                                  18,687             18,887
Freddie Mac
  5.875%, due 03/21/11                                                  45,000             50,619
GMAC Commercial Mortgage Securities, Inc.,
  97-C2, Class A2
  6.550%, due 04/16/29                                                  35,000             37,824
Government National Mortgage Association
  6.000%, due 11/20/28                                                  27,714             28,892
  6.000%, due 02/20/29                                                  59,888             62,433
  6.500%, due 10/15/28                                                  69,857             73,350
  7.000%, due 04/15/26                                                  45,920             48,503
Greenwich Capital Commercial Funding Corp.,
  03-FL1 A FRN
  1.639%, due 07/05/18                                                  34,993             34,993
GS Mortgage Securities Corp. II, 96-PL, Class A2
  7.410%, due 02/15/27                                                  18,074             18,832
GS Mortgage Securities Corp.,
  01-2, Class A, 144A
  7.500%, due 06/19/32                                                  92,090             98,719
Impac Secured Assets Common Owner,
  01-3, Class A2 (c)
  6.703%, due 04/25/31                                                  13,890             14,349
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1
  6.410%, due 06/15/31                                                  84,169             91,139

                                                                     FACE
                                                                    AMOUNT              VALUE
                                                                 -------------      -------------
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                           $      40,000      $      48,163
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33                                                  25,474             28,749
Morgan Stanley Dean Witter Capital I,
  00-LIFE, Class A2
  7.570%, due 12/15/09                                                 135,000            164,762
Morgan Stanley Dean Witter Capital I,
  01-TOP1, Class A4
  6.660%, due 02/15/33                                                 235,000            276,499
Nomura Asset Securities Corp.,
  95-MD3, Class A1B
  8.150%, due 04/04/27                                                  66,624             72,644
Structured Asset Securities Corp.,
  98-ALS1, Class 1A
  6.900%, due 01/25/29                                                  23,610             23,877
                                                                                    -------------
                                                                                        4,971,354
                                                                                    -------------
U.S. GOVERNMENT OBLIGATIONS -- 10.25%
U.S. Treasury Bonds
  6.250%, due 05/15/30                                                 310,000            385,926
  8.000%, due 11/15/21                                                  40,000             57,948
U.S. Treasury Notes
  1.625%, due 03/31/05                                                 225,000            226,547
  3.000%, due 02/15/08                                               1,200,000          1,234,828
  3.625%, due 08/31/03                                                 405,000            406,788
  4.375%, due 08/15/12                                                 175,000            187,640
  5.750%, due 08/15/10                                                 300,000            351,152
  2.750%, due 09/30/03                                                 335,000            336,570
                                                                                    -------------
                                                                                        3,187,399
                                                                                    -------------
Total U.S. Bonds (Cost $10,312,818)                                                    10,609,115
                                                                                    -------------

                                                                    SHARES
                                                                 -------------
SHORT-TERM INVESTMENTS -- 2.41%
OTHER -- 2.41%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $749,445)                                                      749,445            749,445
                                                                                    -------------
Total Investments
  (Cost $29,454,998) -- 100.43% (a)                                                    31,239,331

Liabilities, less cash and
  other assets -- (0.43)%                                                                (134,147)
                                                                                    -------------
Net Assets -- 100%                                                                  $  31,105,184
                                                                                    =============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $29,956,159; and net unrealized appreciation consisted of:

          Gross unrealized appreciation                 $  2,280,678
          Gross unrealized depreciation                     (997,506)
                                                        ------------
                  Net unrealized appreciation           $  1,283,172
                                                        ============

(b)  Non-income producing security.
(c)  Variable rate note - The rate disclosed is that in effect at June 30, 2003.
(d)  Security is in default.
(e) Security is illiquid. These securities amounted to $7,615 or 0.02% of net assets.

%    Represents a percentage of net assets.
E.E.T.C.: Enhanced Equipment Trust Certificate.
FRN: Floating rate note - The rate disclosed is that in effect at June 30, 2003.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2003, the value of these securities amounted to $199,814 or 0.64% of net assets.

                 See accompanying notes to financial statements

UBS U.S. EQUITY FUND

Over the fiscal year ended June 30, 2003, Class Y shares of UBS U.S. Equity Fund returned 1.69%, slightly outperforming the 1.27% return of the Fund's benchmark, the Wilshire 5000 Equity Index. Since the Fund's inception on February 22, 1994, through June 30, 2003, its Class Y shares provided an average annual return of 10.00%. This compares to the 9.92% return of the Fund's benchmark. (Returns for all share classes over various time periods are shown on page 48. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's slight outperformance of the Index over the period is attributable to sector selection. In particular, a large underweight to the consumer sector was a primary contributor to performance.

12-MONTH MARKET REVIEW
The US equity markets were extremely volatile during the 12-month period, alternately falling and rising over the four quarters that made up the Fund's reporting period. Early in the period, a weak economy, anemic corporate profits, accounting issues and unrest in the Middle East led investors to shun stocks in favor of the perceived security of the bond market. However, after falling to a five-year low in early October 2002, stocks staged a surprising rally when, in the aftermath of the market's sharp decline, investors found themselves drawn to certain downtrodden sectors that were viewed as having compelling valuations.

Geopolitical issues came to the fore as the year 2003 began, as anticipation of the war in Iraq, saber rattling in North Korea and renewed concerns about terrorism preoccupied the country. Investor aversion to risk resurfaced, and the majority of the sectors covered in the Index fell during the first quarter. Nonetheless, the 12-month period ended on a positive note, as the end to major fighting in Iraq eliminated one of the issues weighing most heavily on the market. Investors grew increasingly optimistic about the potential for an economic revival and subsequent upturn in corporate profits. At the same time, their appetite for risk increased as the yields available from many fixed income securities shrank. As a result, equity investors drove stocks to steep gains over the final quarter of the period. The gains were broad-based, and many of the best-performing sectors were the prior years' weakest-performing areas: the utility, information technology, telecommunication services and industrial sectors.

OUR IN-DEPTH RESEARCH IDENTIFIED COMPANIES WITH COMPELLING INTRINSIC VALUES
Our disciplined investment approach focuses on intrinsic value, which is determined by the fundamentals that drive a security's future cash flow. Discrepancies between market price and intrinsic value arise from market behavior and provide us with opportunities to outperform the Fund's benchmark. Throughout the period, our intrinsic value investment discipline led us to make a number of sector decisions that helped drive the Fund's performance to surpass that of its benchmark.

In particular, a large underweight to the consumer sector, specifically in specialty retail and department stores, helped performance. Also, although our semiconductor exposure was small, it made a significant positive contribution to return due to the strong performance of these stocks through the last nine months of the review period.

In the pharmaceuticals area, a number of drug failures from a small handful of producers were dragging down the entire sector. However, the in-depth analysis conducted by our analysts uncovered a number of solid companies selling at very attractive valuations. In particular, we focused on firms with compelling and established drug pipelines. These holdings subsequently rose in value when investors realized their true value.

The Fund's selective holdings in the bank sector also aided returns. In this area, our research directed us to companies that were enjoying the benefits of earlier consolidations, and that were introducing superior new products.

On the other end of the spectrum, we were penalized for holding an underweight to media throughout the period (although the names that we did hold in this space did very well for us over the period). An underweight to computer hardware, which was consistent with our belief that the space is overvalued, also created a drag on performance, as did an overweight in railroads, which detracted at the sector level, while the names we held added to performance.

The Fund's overweight position in utilities also hurt relative performance. While our overweight in this sector was primarily in electric utilities with little or no exposure to trading operations (which suffered extensively in the wake of Enron and the California electricity crisis), these holdings did not meet our expectations.

As the period drew to a close, the large difference between growth and value stocks became less pronounced, as did the divergence in performance between the very largest stocks in the Index and the rest of the market. As a result, the importance of our extensive "bottom-up" determination of cash flows and intrinsic value became increasingly important. In this environment, we continued to find a number of compelling opportunities in banks, pharmaceutical companies and utilities. Conversely, we felt the prices of many higher beta stocks--such as the majority of those in the technology and telecommunications space--had moved too far, too fast, and were not supported by appropriate fundamentals. As a result, we maintained an underweight position in these sectors.

LOOKING AHEAD
Many of the concerns weighing down the market early in 2003 were not, in fact, tied to fundamentals. During periods of extreme optimism or pessimism, many investors have difficulty adhering to a disciplined valuation process, which can result in an improperly positioned portfolio. Through the application of high quality research that follows a disciplined and consistent valuation process, we endeavor to avoid such missteps. We intend to continue managing the portfolio using our proven process, whereby we employ a fundamental, disciplined investment approach in an attempt to generate superior risk-adjusted returns versus the benchmark over the long-term.

UBS U.S. EQUITY FUND

TOTAL RETURN

                                          6 MONTHS     1 YEAR      3 YEARS     5 YEARS  INCEPTION*
                                            ENDED       ENDED       ENDED       ENDED       TO
                                           6/30/03     6/30/03     6/30/03     6/30/03   6/30/03
---------------------------------------------------------------------------------------------------
UBS U.S. Equity Fund Class A                12.65%       1.37%       0.89%      -0.50%     2.81%
---------------------------------------------------------------------------------------------------
UBS U.S. Equity Fund Class B                12.18        0.63         N/A         N/A     -0.47
---------------------------------------------------------------------------------------------------
UBS U.S. Equity Fund Class C                12.19        0.68         N/A         N/A     -2.19
---------------------------------------------------------------------------------------------------
UBS U.S. Equity Fund Class Y                12.73        1.69        1.17       -0.20     10.00
---------------------------------------------------------------------------------------------------
UBS U.S. Equity Fund Class A**               6.48       -4.20       -0.99       -1.62      1.85
---------------------------------------------------------------------------------------------------
UBS U.S. Equity Fund Class B**               7.18       -4.22         N/A         N/A     -2.70
---------------------------------------------------------------------------------------------------
UBS U.S. Equity Fund Class C**              10.08       -1.29         N/A         N/A     -2.77
---------------------------------------------------------------------------------------------------
Wilshire 5000 Equity Index                  12.91        1.27      -10.59       -1.31      9.92
---------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS U.S. EQUITY FUND CLASS A IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C ARE 11/05/01 AND 11/13/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND, FOR ILLUSTRATION PURPOSES, THE INDEX, IS 2/22/94.

**   RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS U.S. Equity Fund Class Y shares and the Wilshire 5000 Equity Index if you had invested $10,000 on February 22, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 2003. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. EQUITY FUND CLASS Y VS. WILSHIRE 5000 EQUITY INDEX

Wealth Value With Dividends

                   UBS U.S. EQUITY FUND CLASS Y         WILSHIRE 5000 EQUITY INDEX
                              $ 10,000                            $ 10,000
                              $  9,420                            $  9,547
                              $  9,640                            $  9,639
                              $  9,840                            $  9,733
6/30/1994                     $  9,690                            $  9,473
                              $  9,911                            $  9,754
                              $ 10,544                            $ 10,185
                              $ 10,182                            $  9,988
                              $ 10,132                            $ 10,151
                              $  9,781                            $  9,779
                              $  9,827                            $  9,911
                              $ 10,030                            $ 10,125
                              $ 10,487                            $ 10,528
                              $ 10,752                            $ 10,806
                              $ 10,985                            $ 11,074
                              $ 11,392                            $ 11,449
6/30/1995                     $ 11,768                            $ 11,815
                              $ 12,187                            $ 12,301
                              $ 12,411                            $ 12,421
                              $ 12,881                            $ 12,895
                              $ 12,840                            $ 12,765
                              $ 13,575                            $ 13,306
                              $ 13,815                            $ 13,523
                              $ 14,381                            $ 13,886
                              $ 14,612                            $ 14,129
                              $ 14,885                            $ 14,283
                              $ 15,168                            $ 14,636
                              $ 15,409                            $ 15,036
6/30/1996                     $ 15,367                            $ 14,913
                              $ 14,629                            $ 14,108
                              $ 15,188                            $ 14,559
                              $ 15,872                            $ 15,334
                              $ 16,209                            $ 15,549
                              $ 17,336                            $ 16,579
                              $ 17,359                            $ 16,392
                              $ 17,989                            $ 17,270
                              $ 18,092                            $ 17,262
                              $ 17,496                            $ 16,498
                              $ 18,035                            $ 17,218
                              $ 19,354                            $ 18,438
6/30/1997                     $ 20,265                            $ 19,285
                              $ 21,815                            $ 20,767
                              $ 20,965                            $ 19,986
                              $ 21,907                            $ 21,166
                              $ 20,747                            $ 20,461
                              $ 21,161                            $ 21,131
                              $ 21,657                            $ 21,521
                              $ 21,805                            $ 21,638
                              $ 23,702                            $ 23,213
                              $ 25,070                            $ 24,375
                              $ 24,823                            $ 24,665
                              $ 24,466                            $ 24,008
6/30/1998                     $ 24,617                            $ 24,850
                              $ 23,999                            $ 24,305
                              $ 20,574                            $ 20,520
                              $ 22,070                            $ 21,861
                              $ 23,752                            $ 23,487
                              $ 24,741                            $ 24,966
                              $ 25,680                            $ 26,564
                              $ 25,509                            $ 27,540
                              $ 24,575                            $ 26,542
                              $ 25,377                            $ 27,566
                              $ 27,665                            $ 28,887
                              $ 27,323                            $ 28,255
6/30/1999                     $ 28,363                            $ 29,718
                              $ 27,175                            $ 28,765
                              $ 26,224                            $ 28,497
                              $ 24,323                            $ 27,752
                              $ 24,336                            $ 29,517
                              $ 24,481                            $ 30,506
                              $ 24,640                            $ 32,822
                              $ 22,985                            $ 31,460
                              $ 21,109                            $ 32,164
                              $ 23,204                            $ 34,075
                              $ 24,127                            $ 32,300
                              $ 24,332                            $ 31,171
6/30/2000                     $ 23,541                            $ 32,546
                              $ 23,629                            $ 31,882
                              $ 25,138                            $ 34,197
                              $ 24,274                            $ 32,601
                              $ 25,094                            $ 31,908
                              $ 24,464                            $ 28,734
                              $ 25,437                            $ 29,246
                              $ 26,621                            $ 30,367
                              $ 25,615                            $ 27,487
                              $ 24,464                            $ 25,636
                              $ 25,810                            $ 27,746
                              $ 26,524                            $ 28,022
6/30/2001                     $ 26,103                            $ 27,553
                              $ 25,924                            $ 27,098
                              $ 24,966                            $ 25,458
                              $ 22,773                            $ 23,171
                              $ 23,244                            $ 23,760
                              $ 25,290                            $ 25,577
                              $ 25,913                            $ 26,037
                              $ 25,896                            $ 25,714
                              $ 25,709                            $ 25,185
                              $ 26,799                            $ 26,287
                              $ 26,050                            $ 25,004
                              $ 25,743                            $ 24,710
6/30/2002                     $ 23,971                            $ 22,973
                              $ 22,284                            $ 21,119
                              $ 22,557                            $ 21,244
                              $ 19,848                            $ 19,113
                              $ 21,313                            $ 20,575
                              $ 22,744                            $ 21,816
                              $ 21,624                            $ 20,607
                              $ 21,020                            $ 20,088
                              $ 20,576                            $ 19,748
                              $ 20,789                            $ 19,971
                              $ 22,725                            $ 21,609
                              $ 23,950                            $ 22,929
6/30/2003                     $ 24,376                            $ 23,269

2/22/94 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

UBS U.S. EQUITY FUND

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2003

                                     PERCENTAGE OF
                                       NET ASSETS
--------------------------------------------------
Nextel Communications, Inc., Class A      4.0%
Citigroup, Inc.                           3.6
Johnson & Johnson                         3.1
Wells Fargo & Co.                         3.1
UnitedHealth Group, Inc.                  2.8
Microsoft Corp.                           2.8
Burlington Northern Santa Fe Corp.        2.7
Allergan, Inc.                            2.5
GreenPoint Financial Corp.                2.5
J.P. Morgan Chase & Co.                   2.4
--------------------------------------------------
Total                                    29.5%

                 UBS U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003

                                                                    SHARES              VALUE
                                                                 -------------      -------------
U.S. EQUITIES -- 93.37%
AEROSPACE & MILITARY -- 1.80%
United Technologies Corp.                                               26,800      $   1,898,244
                                                                                    -------------
AIRLINES -- 0.90%
Continental Airlines, Inc., Class B (b)                                 22,800            341,316
Delta Air Lines, Inc.                                                   41,800            613,624
                                                                                    -------------
                                                                                          954,940
                                                                                    -------------
AUTOS/DURABLES -- 0.75%
Johnson Controls, Inc.                                                   9,200            787,520
                                                                                    -------------
BANKS -- 7.69%
FleetBoston Financial Corp.                                             40,155          1,193,005
GreenPoint Financial Corp.                                              52,200          2,659,068
PNC Financial Services Group                                            20,600          1,005,486
Wells Fargo & Co.                                                       64,900          3,270,960
                                                                                    -------------
                                                                                        8,128,519
                                                                                    -------------
BIOMEDICAL -- 0.48%
Genzyme Corp. (b)                                                       12,200            509,960
                                                                                    -------------
BROADCASTING & PUBLISHING -- 0.69%
McGraw-Hill Cos., Inc. (The)                                            11,800            731,600
                                                                                    -------------
BUSINESS & PUBLIC SERVICE -- 0.52%
Interpublic Group of Cos., Inc.                                         41,200            551,256
                                                                                    -------------
CAPITAL GOODS -- 3.05%
Illinois Tool Works, Inc.                                               33,100          2,179,635
Pentair, Inc.                                                           26,800          1,046,808
                                                                                    -------------
                                                                                        3,226,443
                                                                                    -------------
CHEMICALS -- 1.78%
Dow Chemical Co. (The)                                                  32,100            993,816
Eastman Chemical Co.                                                    16,750            530,473
IMC Global, Inc.                                                        53,900            361,669
                                                                                    -------------
                                                                                        1,885,958
                                                                                    -------------
COMPUTER SOFTWARE -- 2.80%
Microsoft Corp.                                                        115,700          2,963,077
                                                                                    -------------
COMPUTER SYSTEMS -- 1.73%
Computer Sciences Corp. (b)                                             11,100            423,132
Hewlett-Packard Co.                                                     66,088          1,407,674
                                                                                    -------------
                                                                                        1,830,806
                                                                                    -------------
CONSTRUCTION -- 1.15%
Martin Marietta Materials, Inc.                                         36,007          1,210,195
                                                                                    -------------
CONSUMER -- 1.38%
Kimberly-Clark Corp.                                                    28,050          1,462,527
                                                                                    -------------
ELECTRIC COMPONENTS -- 1.48%
Linear Technology Corp.                                                 30,000            966,300
Texas Instruments, Inc.                                                 34,100            600,160
                                                                                    -------------
                                                                                        1,566,460
                                                                                    -------------
ENERGY -- 8.36%
ConocoPhillips                                                          26,782          1,467,654
Exelon Corp.                                                            34,100          2,039,521
Exxon Mobil Corp.                                                       34,500          1,238,895
FirstEnergy Corp.                                                       47,645      $   1,831,950
Kerr-McGee Corp.                                                         9,400            421,120
Progress Energy, Inc.                                                   20,100            882,390
Sempra Energy                                                           33,600            958,608
                                                                                    -------------
                                                                                        8,840,138
                                                                                    -------------
FINANCIAL SERVICES -- 14.59%
American International Group, Inc.                                      26,959          1,487,597
Anthem, Inc.(b)                                                         21,600          1,666,440
Citigroup, Inc.                                                         89,861          3,846,051
Freddie Mac                                                             40,300          2,046,031
Hartford Financial Services Group,
  Inc. (The)                                                            19,100            961,876
J.P. Morgan Chase & Co.                                                 75,800          2,590,844
Mellon Financial Corp.                                                  39,200          1,087,800
Morgan Stanley                                                          40,800          1,744,200
                                                                                    -------------
                                                                                       15,430,839
                                                                                    -------------
HEALTH: DRUGS -- 8.50%
Allergan, Inc.                                                          34,600          2,667,660
Bristol-Myers Squibb Co.                                                66,800          1,813,620
Cephalon, Inc. (b)                                                      22,200            913,752
SICOR, Inc. (b)                                                         81,300          1,653,642
Wyeth                                                                   42,600          1,940,430
                                                                                    -------------
                                                                                        8,989,104
                                                                                    -------------
HEALTH: NON-DRUGS -- 6.98%
Baxter International, Inc.                                              25,600            665,600
Biomet, Inc.                                                            15,400            441,364
Johnson & Johnson                                                       63,644          3,290,395
UnitedHealth Group, Inc.                                                59,400          2,984,850
                                                                                    -------------
                                                                                        7,382,209
                                                                                    -------------
HOUSING/PAPER -- 1.70%
American Standard Companies, Inc. (b)                                   24,300          1,796,499
                                                                                    -------------
INDUSTRIAL COMPONENTS -- 1.54%
Ingersoll-Rand Co., Class A                                             34,500          1,632,540
                                                                                    -------------
MEDIA AND ENTERTAINMENT -- 1.68%
Viacom, Inc., Class B (b)                                               40,600          1,772,596
                                                                                    -------------
METALS NON-FERROUS -- 2.14%
Masco Corp.                                                             95,000          2,265,750
                                                                                    -------------
RECREATION -- 1.15%
Royal Caribbean Cruises Ltd.                                            52,600          1,218,216
                                                                                    -------------
RETAIL/APPAREL -- 4.10%
Costco Wholesale Corp. (b)                                              38,700          1,416,420
Newell Rubbermaid, Inc.                                                 51,400          1,439,200
RadioShack Corp.                                                        29,700            781,407
TJX Companies, Inc.                                                     37,200            700,848
                                                                                    -------------
                                                                                        4,337,875
                                                                                    -------------
SERVICES/MISCELLANEOUS -- 4.77%
First Data Corp.                                                        30,560          1,266,406
MeadWestvaco Corp.                                                      25,600            632,320
Omnicom Group                                                           35,500          2,545,350
Viad Corp.                                                              26,650            596,694
                                                                                    -------------
                                                                                        5,040,770
                                                                                    -------------

                                                                    SHARES              VALUE
                                                                 -------------      -------------
TELECOMMUNICATIONS- SERVICES -- 5.93%
Motorola, Inc.                                                          97,623      $     920,585
Nextel Communications, Inc., Class A (b)                               236,700          4,279,536
SBC Communications, Inc.                                                41,700          1,065,435
                                                                                    -------------
                                                                                        6,265,556
                                                                                    -------------
TRANSPORTATION -- 2.75%
Burlington Northern Santa Fe Corp.                                     102,200          2,906,568
                                                                                    -------------
UTILITIES -- 2.98%
CMS Energy Corp.                                                        45,350            367,335
Consolidated Edison, Inc.                                               21,700            939,176
Dominion Resources, Inc.                                                11,800            758,386
Entergy Corp.                                                           20,600          1,087,268
                                                                                    -------------
                                                                                        3,152,165
                                                                                    -------------
Total U.S. Equities (Cost $80,907,898)                                                 98,738,330
                                                                                    -------------
SHORT-TERM INVESTMENTS -- 6.53%
OTHER -- 6.20%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund                                    6,558,296          6,558,296
                                                                                    -------------

                                                                     FACE
                                                                    AMOUNT
                                                                 -------------
U.S. GOVERNMENT OBLIGATIONS -- 0.33%
U.S. Treasury Bill, due 08/07/03 (c)                             $     350,000            349,629
                                                                                    -------------
Total Short-Term Investments
  (Cost $6,907,925)                                                                     6,907,925
                                                                                    -------------
Total Investments
(Cost $87,815,823) -- 99.90% (a)                                                      105,646,255

Cash and other assets,
  less liabilities -- 0.10%                                                               109,784
                                                                                    -------------
Net Assets -- 100%                                                                  $ 105,756,039
                                                                                    =============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $90,953,604; and net unrealized appreciation consisted of:

          Gross unrealized appreciation                 $ 19,488,882
          Gross unrealized depreciation                   (4,796,231)
                                                        ------------
                  Net unrealized appreciation           $ 14,692,651
                                                        ============

(b)  Non-income producing security.
(c) All or portion of these securities was pledged to cover margin requirements for futures contracts.

%    Represents a percentage of net assets.

FUTURES CONTRACTS
UBS U.S. Equity Fund had the following open futures contracts as of June 30, 2003:

                                           EXPIRATION                   CURRENT     UNREALIZED
                                              DATE          COST         VALUE         LOSS
                                         --------------  -----------  -----------  -----------
INDEX FUTURES BUY CONTRACTS:
Standard & Poor's 500, 24 contracts      September 2003  $ 5,992,968  $ 5,839,800  $  (153,168)
                                                                                   ===========

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2003 was $349,629.

                 See accompanying notes to financial statements

UBS U.S. LARGE CAP GROWTH FUND

Over the fiscal year ended June 30, 2003, Class Y shares of UBS U.S. Large Cap Growth Fund returned 0.31%, compared to the 2.94% return of the Russell 1000 Growth Index. (Returns for all share classes over various time periods are shown on page 55. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Over the review period, the Fund's performance was strong enough to place it within the top half of other large cap growth funds within its peer group. Nonetheless, performance did lag the benchmark. The primary reason behind this relates to the strong performance over the period of the stocks that we would classify as being relatively lower quality. These are depressed companies that, among other things, may have at one time teetered on the edge of financial disruption, and include many technology companies. Our stock selection process focuses on stocks that we believe have strong, long-term investment potential over time. As a result, we did not hold many of the stocks that performed best over this recovery period.

12-MONTH MARKET REVIEW
Over the 12-month period, growth and value stocks alternated between over- and underperformance on a quarterly basis. Investors switched between favoring one asset class over the other, based on their perception of the economy. When investors were optimistic about economic recovery, and favored cyclical stocks, value did well; when uncertainty about the economy prevailed, investors favored growth. Ultimately, when the period was over, growth stocks held a slight lead, returning 13.09% compared to the 11.57% return of value stocks, as measured by the Russell 1000 Growth and Russell 1000 Value Indexes, respectively.

Large-cap growth stocks took their lead from the overall US equity market during the fiscal year. Over the third quarter of 2002, large-cap growth stocks, as measured by the Russell 1000 Growth Index, declined 15.05% as the weak economy, anemic corporate profits, accounting irregularities and conflict in the Middle East caused investors to flee stocks in favor of the security offered by bonds. However, after falling to a five-year low in early October 2002, stocks staged a surprising rally. In the aftermath of the market's sharp decline, investors found themselves drawn to certain downtrodden sectors that were viewed as having compelling valuations. As a result, large-cap growth stocks rose 7.15% during the fourth quarter, as measured by the Index.

The year 2003 began on a weak note, as geopolitical issues came to the fore at the start of the year. Anticipation of the war in Iraq, saber rattling in North Korea and renewed concerns about terrorism preoccupied the country. Investor aversion to risk resurfaced, and large cap stocks fell 1.07% over the first quarter. However, the majority of sectors covered in the Index rebounded sharply during the second quarter of 2003, in a reversal that was attributed primarily to investor relief following the short duration of major conflict in Iraq. With this uncertainty lifted, investors grew increasingly optimistic about the potential for an economic revival and subsequent upturn in corporate profits. At the same time, their appetite for risk increased as the yields available from many fixed income securities shrank. Some of the poorest performing sectors during the lengthy bear market did well during the second half of the reporting period, including stocks in the information technology, telecommunication services, utility and industrial areas.

OUR RIGOROUS INVESTMENT PROCESS IDENTIFIED OPPORTUNITIES
Throughout the reporting period, our rigorous fundamental analysis and disciplined screening process played important roles in the structure and performance of the Fund's portfolio. In the first half of the period, our focus on risk management research led us to reduce our weightings in technology. We also moved to lower our exposure to pharmaceuticals, since increasing pricing pressure from the government was adversely affecting the sector. Conversely, we saw valuable opportunities in the financial and consumer sectors and the rest of health care (that is, outside of pharmaceuticals), particularly biotechnology.

These decisions were ultimately positive contributors to overall portfolio performance.

As we moved into 2003, it became evident to us that companies that offered quality growth prospects were a commodity that was in very short supply. Even those companies whose earnings normally would be fairly assured were facing difficult pricing and distribution issues that could make their earnings trends less attractive or, worse, suspect. Therefore, our analysis began to focus on identifying individual companies that appeared to have the potential to escape the overall economic and psychological pressures of their environment, and still perform well. To this end, we found several Internet service providers that met our criteria. Fundamentals within this sector are developing even more rapidly than we would have predicted a year ago. This is particularly true with regard to the growth in broadband PC connections, which is stimulating more Internet usage and making the Web a much better advertising medium. We also identified select holdings in smaller pharmaceutical and biotechnology companies, from which we expect to see superior growth for some time to come. In fact, this focus benefited during the market's strong rally in the second quarter of 2003.

LOOKING AHEAD
Given the lack of rebound in the economy, companies that possess consistent, above-average earnings prospects are still in very short supply. However, we believe that many of these firms are now priced more favorably, on a relative basis, than they were at the end of the first quarter of 2003. With the nature and magnitude of an economic turn still in question, we will seek to position our portfolio in companies that have the potential to grow at above-average rates in almost any economic environment.

As always, we will seek to invest in companies that we believe possess a dominant market position and franchise, a major technical edge, or a unique competitive advantage that will enable them to generate above average sales and profit growth. To identify these opportunities, we will conduct rigorous research and adhere to our risk management processes.

TOTAL RETURN

                                              6 MONTHS      1 YEAR      3 YEARS     5 YEARS   INCEPTION*
                                                ENDED        ENDED       ENDED       ENDED        TO
                                               6/30/03      6/30/03     6/30/03     6/30/03    6/30/03
--------------------------------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Class A               12.11%        0.16%     -20.94%        N/A      -8.26%
--------------------------------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Class B               11.66        -0.63         N/A         N/A     -12.11
--------------------------------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Class C               11.66        -0.47         N/A         N/A     -14.48
--------------------------------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Class Y               12.09         0.31      -20.70       -5.35%     -2.70
--------------------------------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Class A**              5.97        -5.33      -22.41         N/A      -9.41
--------------------------------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Class B**              6.66        -5.60         N/A         N/A     -14.25
--------------------------------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Class C**              9.50        -2.39         N/A         N/A     -15.00
--------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                       13.09         2.94      -21.54       -5.03      -1.44
--------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS U.S. LARGE CAP GROWTH FUND CLASS A IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND, FOR ILLUSTRATION PURPOSES, THE INDEX, IS 10/14/97.

** RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS U.S. Large Cap Growth Fund Class Y shares and the Russell 1000 Growth Index if you had invested $10,000 on October 14, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2003. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. LARGE CAP GROWTH FUND CLASS Y VS. RUSSELL 1000 GROWTH INDEX

Wealth Value With Dividends

                        UBS U.S. LARGE CAP GROWTH FUND CLASS Y        RUSSELL 1000 GROWTH INDEX
                                       $  10,000                               $  10,000
                                       $   9,750                               $   9,787
                                       $   9,943                               $   9,897
                                       $   9,872                               $  10,193
                                       $  10,444                               $  10,959
                                       $  10,855                               $  11,396
                                       $  11,075                               $  11,554
                                       $  10,825                               $  11,226
6/30/1998                              $  11,256                               $  11,914
                                       $  11,205                               $  11,835
                                       $   9,321                               $  10,059
                                       $   9,822                               $  10,831
                                       $  10,805                               $  11,702
                                       $  11,587                               $  12,592
                                       $  12,421                               $  13,727
                                       $  13,208                               $  14,533
                                       $  12,631                               $  13,869
                                       $  13,250                               $  14,600
                                       $  13,743                               $  14,619
                                       $  13,575                               $  14,169
6/30/1999                              $  14,592                               $  15,162
                                       $  13,994                               $  14,680
                                       $  13,984                               $  14,920
                                       $  13,512                               $  14,606
                                       $  14,257                               $  15,709
                                       $  14,980                               $  16,557
                                       $  16,486                               $  18,279
                                       $  15,847                               $  17,422
                                       $  16,576                               $  18,274
                                       $  17,665                               $  19,582
                                       $  17,182                               $  18,650
                                       $  16,509                               $  17,711
6/30/2000                              $  17,148                               $  19,053
                                       $  16,733                               $  18,259
                                       $  17,698                               $  19,912
                                       $  16,105                               $  18,028
                                       $  15,790                               $  17,175
                                       $  14,062                               $  14,644
                                       $  13,833                               $  14,180
                                       $  14,592                               $  15,160
                                       $  12,457                               $  12,586
                                       $  11,147                               $  11,216
                                       $  12,339                               $  12,635
                                       $  12,195                               $  12,449
6/30/2001                              $  11,776                               $  12,161
                                       $  11,449                               $  11,857
                                       $  10,479                               $  10,888
                                       $   9,418                               $   9,800
                                       $   9,877                               $  10,314
                                       $  10,807                               $  11,305
                                       $  10,685                               $  11,284
                                       $  10,461                               $  11,085
                                       $   9,987                               $  10,625
                                       $  10,330                               $  10,992
                                       $   9,526                               $  10,095
                                       $   9,328                               $   9,851
6/30/2002                              $   8,525                               $   8,940
                                       $   7,945                               $   8,448
                                       $   7,998                               $   8,473
                                       $   7,141                               $   7,595
                                       $   7,800                               $   8,291
                                       $   8,156                               $   8,741
                                       $   7,629                               $   8,137
                                       $   7,497                               $   7,939
                                       $   7,471                               $   7,903
                                       $   7,589                               $   8,050
                                       $   8,064                               $   8,646
                                       $   8,459                               $   9,077
6/30/2003                              $   8,551                               $   9,202

10/14/97 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2003

                                        PERCENTAGE OF
                                         NET ASSETS
------------------------------------------------------
Pfizer, Inc.                                 4.9%
iShares Russell 1000 Growth Index Fund       4.8
Microsoft Corp.                              3.8
General Electric Co.                         3.6
Johnson & Johnson                            3.5
Citigroup, Inc.                              2.8
Intel Corp.                                  2.7
Amgen, Inc.                                  2.7
Cisco Systems, Inc.                          2.3
Amazon.Com, Inc.                             2.2
------------------------------------------------------
Total                                       33.3%

            UBS U.S. LARGE CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003

                                                                    SHARES              VALUE
                                                                 -------------      -------------
U.S. EQUITIES -- 97.99%
AEROSPACE & MILITARY -- 1.53%
United Technologies Corp.                                                  800      $      56,664
                                                                                    -------------
AUTOS/DURABLES -- 1.85%
Autozone, Inc. (b)                                                         900             68,373
                                                                                    -------------
BANKS -- 1.50%
Wells Fargo & Co.                                                        1,100             55,440
                                                                                    -------------
BIOMEDICAL -- 3.08%
Amgen, Inc. (b)                                                          1,516            100,723
Chiron Corp. (b)                                                           300             13,116
                                                                                    -------------
                                                                                          113,839
                                                                                    -------------
COMPUTER SOFTWARE -- 5.03%
Microsoft Corp.                                                          5,500            140,855
Oracle Corp. (b)                                                         3,750             45,075
                                                                                    -------------
                                                                                          185,930
                                                                                    -------------
COMPUTER SYSTEMS -- 8.62%
Cisco Systems, Inc. (b)                                                  5,200             86,788
Dell Computer Corp. (b)                                                  2,500             79,900
EMC Corp. (b)                                                            4,300             45,021
Hewlett-Packard Co.                                                      1,908             40,640
International Business Machines Corp.                                      800             66,000
                                                                                    -------------
                                                                                          318,349
                                                                                    -------------
CONSUMER -- 1.52%
H & R Block, Inc.                                                        1,300             56,225
                                                                                    -------------
ELECTRIC COMPONENTS -- 3.89%
Intel Corp.                                                              4,850            100,802
Novellus Systems, Inc. (b)                                                 550             20,142
Texas Instruments, Inc.                                                  1,300             22,880
                                                                                    -------------
                                                                                          143,824
                                                                                    -------------
ELECTRONICS -- 0.96%
Lexmark International, Inc. (b)                                            500             35,385
                                                                                    -------------
ENERGY -- 2.35%
Anadarko Petroleum Corp.                                                   700             31,129
Devon Energy Corp.                                                         600             32,040
Schlumberger Ltd.                                                          500             23,785
                                                                                    -------------
                                                                                           86,954
                                                                                    -------------
FINANCIAL SERVICES -- 7.17%
Citigroup, Inc.                                                          2,383            101,992
Freddie Mac                                                                950             48,232
Moody's Corp.                                                            1,000             52,710
Morgan Stanley                                                           1,450             61,987
                                                                                    -------------
                                                                                          264,921
                                                                                    -------------
HEALTH: DRUGS -- 9.55%
Allergan, Inc.                                                             950             73,245
Barr Laboratories, Inc. (b)                                                600             39,300
Cephalon, Inc. (b)                                                         600             24,696
Forest Laboratories, Inc. (b)                                              600             32,850
Pfizer, Inc.                                                             5,350            182,703
                                                                                    -------------
                                                                                          352,794
                                                                                    -------------
HEALTH: NON-DRUGS -- 11.70%
Guidant Corp.                                                            1,200             53,268
Johnson & Johnson                                                        2,522      $     130,387
Laboratory Corp. of America Holdings (b)                                 1,900             57,285
Medtronic, Inc.                                                          1,300             62,361
UnitedHealth Group, Inc.                                                 1,000             50,250
WellPoint Health Networks (b)                                              400             33,720
Zimmer Holdings, Inc. (b)                                                1,000             45,050
                                                                                    -------------
                                                                                          432,321
                                                                                    -------------
INSURANCE -- 0.97%
Allstate Corp. (The)                                                     1,000             35,650
                                                                                    -------------
INTERNET SERVICES -- 3.18%
InterActiveCorp (b)                                                      1,000             39,570
Symantec Corp. (b)                                                         800             35,088
Yahoo!, Inc. (b)                                                         1,300             42,588
                                                                                    -------------
                                                                                          117,246
                                                                                    -------------
INVESTMENT COMPANIES -- 4.78%
iShares Russell 1000 Growth Index Fund                                   4,300            176,515
                                                                                    -------------
MEDIA AND ENTERTAINMENT -- 1.24%
Viacom, Inc., Class B (b)                                                1,046             45,668
                                                                                    -------------
MEDICAL PRODUCTS -- 1.32%
AmerisourceBergen Corp.                                                    700             48,545
                                                                                    -------------
MULTI-INDUSTRY -- 6.56%
Black & Decker Corp.                                                     1,100             47,795
General Electric Co.                                                     4,600            131,928
Proctor & Gamble Co.                                                       700             62,426
                                                                                    -------------
                                                                                          242,149
                                                                                    -------------
NON-DURABLES -- 1.45%
PepsiCo, Inc.                                                            1,200             53,400
                                                                                    -------------
RESEARCH & DEVELOPMENT -- 0.78%
Genentech, Inc. (b)                                                        400             28,848
                                                                                    -------------
RETAIL/APPAREL -- 4.00%
Gap, Inc. (The)                                                          1,800             33,768
Ross Stores, Inc.                                                        1,100             47,014
Wal-Mart Stores, Inc.                                                    1,250             67,088
                                                                                    -------------
                                                                                          147,870
                                                                                    -------------
SERVICES/MISCELLANEOUS -- 7.76%
Amazon.com, Inc. (b)                                                     2,200             80,278
AOL Time Warner, Inc. (b)                                                3,650             58,729
eBay, Inc. (b)                                                             700             72,926
First Data Corp.                                                         1,800             74,592
                                                                                    -------------
                                                                                          286,525
                                                                                    -------------
TECHNOLOGY -- 1.41%
Analog Devices, Inc. (b)                                                 1,500             52,230
                                                                                    -------------
TELECOMMUNICATIONS EQUIPMENT -- 1.84%
QUALCOMM, Inc.                                                           1,900             67,925
                                                                                    -------------
TELECOMMUNICATIONS- SERVICES -- 3.05%
Echostar Communications Corp., Class A (b)                               1,950             67,509
Nextel Communications, Inc., Class A (b)                                 2,500             45,200
                                                                                    -------------
                                                                                          112,709
                                                                                    -------------
THERAPEUTICS -- 0.90%
Gilead Sciences, Inc. (b)                                                  600             33,348
                                                                                    -------------
Total U.S. Equities (Cost $3,640,220)                                                   3,619,647
                                                                                    -------------

                                                                    SHARES              VALUE
                                                                 -------------      -------------
SHORT-TERM INVESTMENTS -- 3.93%
OTHER -- 3.93%
UBS Supplementary Trust
U.S. Cash Management Prime Fund
  (Cost $145,024)                                                      145,024      $     145,024
                                                                                    -------------
Total Investments
  (Cost $3,785,244)-- 101.92% (a)                                                       3,764,671
Liabilities, less cash and
  other assets -- (1.92)%                                                                 (70,825)
                                                                                    -------------
Net Assets -- 100%                                                                  $   3,693,846
                                                                                    =============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $4,165,598; and net unrealized depreciation consisted of:

            Gross unrealized appreciation                                                             $  143,398
            Gross unrealized depreciation                                                               (544,325)
                                                                                                      ----------
                     Net unrealized depreciation                                                      $ (400,927)
                                                                                                      ==========

(b) Non-income producing security.

% Represents a percentage of net assets.

                 See accompanying notes to financial statements

UBS U.S. SMALL CAP GROWTH FUND

For the fiscal year ended June 30, 2003, Class Y shares of UBS U.S. Small Cap Growth Fund returned 2.32%, outperforming the 0.69% return of the Russell 2000 Growth Index. Since the Fund's inception on September 30, 1997, through June 30, 2003, its Class Y shares provided an average annual return of 4.60%--a far better performance than the decline of 4.25% generated by the Index. (Returns for all share classes over various time periods are shown on page 61. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Fiscal year results were primarily helped by good stock selection, especially in the consumer and healthcare sectors. Sector selection had a slightly negative impact on return over the fiscal year, due to an overweight in the poorly performing consumer staples sector. However, an overweight in the strongly performing financial sector helped returns.

12-MONTH MARKET REVIEW
The U.S equity markets were extremely volatile during the 12-month period, alternately falling and rising over the four quarters that made up the Fund's reporting period. Early in the period, a weak economy, anemic corporate profits, accounting issues and unrest in the Middle East led investors to shun stocks in favor of the perceived security of the bond market. However, after falling to a five-year low in early October 2002, stocks staged a surprising rally. In the aftermath of the market's sharp decline, investors found themselves drawn to certain downtrodden sectors that were viewed as having compelling valuations. Small-cap stocks performed in line with the broader equity market, posting a return of 7.5% (as measured by the Index) over the last three months of 2002.

Geopolitical issues came to the fore as the year 2003 began, as anticipation of the war in Iraq, saber rattling in North Korea and renewed concerns about terrorism preoccupied the country. Investor aversion to risk resurfaced, and the majority of the sectors covered in the Index fell during the first quarter. Nonetheless, the 12-month period ended on a positive note, as the end to major fighting in Iraq eliminated one of the issues weighing most heavily on the market. Investors grew increasingly optimistic about the potential for an economic revival and subsequent upturn in corporate profits. At the same time, their appetite for risk increased as the yields available from many fixed income securities shrank. As a result, equity investors drove stocks to steep gains over the final quarter of the period. The gains were broad-based, and many of the best-performing sectors were the prior years' weakest-performing areas: the utility, information technology, telecommunication services and industrial sectors.

A PRUDENT STRATEGY LIMITED LOSSES AND ENABLED PARTICIPATION IN MARKET RALLIES Similar to the market's performance, the Fund's performance fluctuated widely during the fiscal year. However, our disciplined investment strategy, through which we focus on relatively higher quality stocks with strong business franchises and attractive competitive positions that are generating strong gains in both the top and bottom lines, helped us to outperform the Index on a relative basis. Furthermore, our diversified approach to investing at the sector level helped to reduce the Fund's relative risk profile.

Our investment approach tends to favor larger, more liquid stocks with stable income streams and strong balance sheets. Typically, the Fund is underweight high volatility stocks, especially those with substantial earnings variability. For example, early in the fiscal year, the Fund benefited from an underweight position in the information technology sector. However, by leveraging the fundamental research conducted by our analysts through our integrated global investment research platform, we were able to identify increasing signs of stability in this sector. As a result, we increased our exposure to the sector, and benefited when the sector rallied late in 2002.

In the latter portion of the period, the Fund generated very strong absolute results, but underperformed the Index on a relative basis. Although our investment approach seeks to fare well over the course of a market cycle, it tends to lag somewhat during short upward spurts that favor more speculative stocks, especially low-priced equities that are losing money. This was exactly the market environment that existed during the second quarter of 2003.

LOOKING AHEAD
Over the course of a market cycle, stock price movements tend to be governed by earnings growth and relative valuations. On both of these measures, small-cap stocks continue to stack up well relative to their larger counterparts. In terms of earnings, small caps have been growing earnings faster than large caps for most of the last three years. While small-cap relative valuations are no longer at their record lows of the late 1990s, they are still below their long-term historical averages.

Assuming the economy gradually picks up steam, we believe that small-cap stocks will continue to have a favorable environment in which to potentially maintain an outperformance cycle that dates back to the spring of 1999.

We intend to continue to remain focused on identifying high-quality small-cap growth companies that have strong competitive positions and a demonstrated ability to generate above-average earnings growth over time. Over a full market cycle, this strategy is designed to provide patient investors with the opportunity for attractive, risk-adjusted long-term results.

TOTAL RETURN

                                              6 MONTHS      1 YEAR      3 YEARS     5 YEARS   INCEPTION*
                                                ENDED        ENDED       ENDED       ENDED        TO
                                               6/30/03      6/30/03     6/30/03     6/30/03    6/30/03
-------------------------------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Class A               15.61%        2.14%      -7.61%        N/A       8.64%
-------------------------------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Class B               15.27         1.44         N/A         N/A       0.74
-------------------------------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Class C               15.29         1.44         N/A         N/A      -0.46
-------------------------------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Class Y               15.74         2.32       -7.34        5.93%      4.60
-------------------------------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Class A**              9.29        -3.48       -9.33         N/A       7.29
-------------------------------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Class B**             10.27        -3.56         N/A         N/A      -1.63
-------------------------------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Class C**             13.10        -0.58         N/A         N/A      -1.05
-------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index                       19.33         0.69      -16.66       -4.25      -4.25
-------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS U.S. SMALL CAP GROWTH FUND CLASS A IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND, FOR ILLUSTRATION PURPOSES, THE INDEX, IS 9/30/97.

** RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.
THE FUND MAY INVEST IN IPOs, WHICH MAY HAVE A MAGNIFIED IMPACT ON PERFORMANCE.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS U.S. Small Cap Growth Fund Class Y shares and the Russell 2000 Growth Index if you had invested $10,000 on September 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2003. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. SMALL CAP GROWTH FUND CLASS Y VS. RUSSELL 2000 GROWTH INDEX

Wealth Value With Dividends

                         UBS U.S. SMALL CAP GROWTH FUND CLASS Y         RUSSELL 2000 GROWTH INDEX
                                        $  10,000                                $  10,000
                                        $   9,540                                $   9,399
                                        $   9,370                                $   9,175
                                        $   9,440                                $   9,180
                                        $   9,330                                $   9,058
                                        $  10,080                                $   9,858
                                        $  10,500                                $  10,271
                                        $  10,470                                $  10,334
                                        $   9,910                                $   9,583
6/30/1998                               $   9,710                                $   9,681
                                        $   8,880                                $   8,873
                                        $   7,000                                $   6,825
                                        $   7,395                                $   7,517
                                        $   7,885                                $   7,909
                                        $   8,075                                $   8,522
                                        $   8,806                                $   9,293
                                        $   8,816                                $   9,711
                                        $   8,075                                $   8,823
                                        $   8,255                                $   9,137
                                        $   8,235                                $   9,944
                                        $   8,595                                $   9,960
6/30/1999                               $   9,186                                $  10,484
                                        $   9,266                                $  10,160
                                        $   9,066                                $   9,780
                                        $   9,386                                $   9,969
                                        $   9,746                                $  10,224
                                        $  11,277                                $  11,305
                                        $  12,478                                $  13,298
                                        $  12,128                                $  13,174
                                        $  14,059                                $  16,239
                                        $  15,270                                $  14,532
                                        $  14,729                                $  13,065
                                        $  13,779                                $  11,921
6/30/2000                               $  16,280                                $  13,461
                                        $  15,440                                $  12,307
                                        $  17,571                                $  13,602
                                        $  17,251                                $  12,926
                                        $  16,711                                $  11,877
                                        $  13,799                                $   9,721
                                        $  15,279                                $  10,315
                                        $  15,634                                $  11,150
                                        $  13,784                                $   9,622
                                        $  12,497                                $   8,747
                                        $  14,164                                $   9,818
                                        $  14,213                                $  10,045
6/30/2001                               $  14,531                                $  10,319
                                        $  13,784                                $   9,439
                                        $  13,110                                $   8,849
                                        $  11,517                                $   7,422
                                        $  12,191                                $   8,136
                                        $  13,036                                $   8,815
                                        $  13,716                                $   9,363
                                        $  13,461                                $   9,030
                                        $  13,078                                $   8,446
                                        $  14,125                                $   9,180
                                        $  13,933                                $   8,981
                                        $  13,334                                $   8,456
6/30/2002                               $  12,657                                $   7,739
                                        $  11,496                                $   6,550
                                        $  11,496                                $   6,546
                                        $  10,807                                $   6,074
                                        $  11,509                                $   6,381
                                        $  11,968                                $   7,013
                                        $  11,190                                $   6,529
                                        $  10,858                                $   6,352
                                        $  10,680                                $   6,182
                                        $  10,718                                $   6,276
                                        $  11,598                                $   6,869
                                        $  12,542                                $   7,643
6/30/2003                               $  12,951                                $   7,791

9/30/97 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2003

                                        PERCENTAGE OF
                                         NET ASSETS
-----------------------------------------------------
Career Education Corp.                       3.0%
UCBH Holdings, Inc.                          2.9
New York Community Bancorp, Inc.             2.6
Patterson Dental Co.                         2.3
Cognizant Technology Solutions Corp.         2.2
Fair Isaac Corp.                             2.2
Chico's FAS, Inc.                            2.1
Odyssey HealthCare, Inc.                     1.9
CACI International, Inc.                     1.9
Pediatrix Medical Group, Inc.                1.9
-----------------------------------------------------
Total                                       23.0%

            UBS U.S. SMALL CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003

                                                                    SHARES              VALUE
                                                                 -------------      -------------
U.S. EQUITIES -- 98.20%
AEROSPACE & DEFENSE -- 0.77%
Engineered Support Systems, Inc.                                         9,450      $     395,482
                                                                                    -------------
AUTO PARTS & EQUIPMENT -- 1.12%
American Axle & Manufacturing Holdings, Inc. (b)                        24,100            575,990
                                                                                    -------------
BANKS -- 8.02%
BankUnited Financial Corp., Class A (b)                                 36,400            733,460
New York Community Bancorp, Inc.                                        46,595          1,355,448
Sterling Bancshares, Inc.                                               40,400            528,432
UCBH Holdings, Inc.                                                     52,800          1,514,304
                                                                                    -------------
                                                                                        4,131,644
                                                                                    -------------
BEVERAGES -- 1.12%
Cott Corp. (b)                                                          28,000            579,320
                                                                                    -------------
BROADCASTING & CABLE TV -- 1.83%
Cumulus Media, Inc., Class A (b)                                        38,700            732,591
Salem Communications Corp., Class A (b)                                 10,600            212,117
                                                                                    -------------
                                                                                          944,708
                                                                                    -------------
CAPITAL GOODS -- 1.39%
Cognex Corp. (b)                                                        32,100            717,435
                                                                                    -------------
CHEMICALS -- 1.08%
Albemarle Corp.                                                         19,800            553,806
                                                                                    -------------
COMPUTER SOFTWARE -- 6.66%
Borland Software Corp. (b)                                              43,600            425,972
Fair, Isaac Corp.                                                       22,200          1,142,190
Magma Design Automation, Inc. (b)                                       37,500            643,125
Mercury Interactive Corp. (b)                                            9,200            355,212
THQ, Inc. (b)                                                           22,550            405,900
Verisity Ltd. (b)                                                       38,600            460,884
                                                                                    -------------
                                                                                        3,433,283
                                                                                    -------------
CONSTRUCTION -- 1.94%
Hovnanian Enterprises, Inc. (b)                                          8,600            506,970
NVR, Inc. (b)                                                            1,200            493,200
                                                                                    -------------
                                                                                        1,000,170
                                                                                    -------------
CONSTRUCTION & ENGINEERING -- 1.27%
EMCOR Group, Inc. (b)                                                   13,300            656,488
                                                                                    -------------
CONSUMER -- 1.03%
Leapfrog Enterprises, Inc. (b)                                          16,600            528,046
                                                                                    -------------
DISTILLER & VINTNERS -- 1.77%
Constellation Brands, Inc., Class A (b)                                 29,100            913,740
                                                                                    -------------
ELECTRIC COMPONENTS -- 3.64%
Artisan Components, Inc. (b)                                            19,900            449,939
Cree, Inc. (b)                                                          14,900            242,572
Foundry Networks, Inc. (b)                                              37,900            545,760
Smith, A.O., Corp.                                                      22,700            639,005
                                                                                    -------------
                                                                                        1,877,276
                                                                                    -------------
ELECTRONICS -- 1.49%
Benchmark Electronics, Inc. (b)                                         25,000            769,000
                                                                                    -------------
ENERGY -- 5.06%
Patina Oil & Gas Corp.                                                  20,700            665,505
Patterson-UTI Energy, Inc. (b)                                          16,800            544,320
Quicksilver Resources, Inc. (b)                                         23,500            562,825
Tetra Technologies, Inc. (b)                                            28,100      $     833,165
                                                                                    -------------
                                                                                        2,605,815
                                                                                    -------------
FINANCIAL SERVICES -- 2.81%
First Niagara Financial Group, Inc.                                     14,500            202,420
Harbor Florida Bancshares, Inc.                                         14,400            345,024
Investors Financial Services Corp.                                      31,100            902,211
                                                                                    -------------
                                                                                        1,449,655
                                                                                    -------------
FOOD DISTRIBUTORS -- 1.30%
Performance Food Group Co. (b)                                          18,100            669,700
                                                                                    -------------
GENE -- 1.07%
Affymetrix, Inc. (b)                                                     9,900            195,129
InterMune, Inc. (b)                                                      6,400            103,104
Telik, Inc. (b)                                                         15,800            253,906
                                                                                    -------------
                                                                                          552,139
                                                                                    -------------
HEALTH: DRUGS -- 1.95%
Amylin Pharmaceuticals, Inc. (b)                                        13,200            288,948
Taro Pharmaceutical Industries (b)                                      13,000            713,440
                                                                                    -------------
                                                                                        1,002,388
                                                                                    -------------
HEALTH: NON-DRUGS -- 11.71%
Advanced Neuromdulation Systems, Inc. (b)                               17,200            890,444
Fisher Scientific International, Inc. (b)                               13,000            453,700
Inamed Corp. (b)                                                        14,700            789,243
Patterson Dental Co. (b)                                                26,000          1,179,880
Pediatrix Medical Group, Inc. (b)                                       27,200            969,680
ResMed, Inc. (b)                                                         6,400            250,880
Select Medical Corp. (b)                                                32,000            794,560
VCA Antech, Inc. (b)                                                    36,100            706,477
                                                                                    -------------
                                                                                        6,034,864
                                                                                    -------------
HEALTHCARE FACILITY -- 1.93%
Odyssey HealthCare, Inc. (b)                                            26,850            993,450
                                                                                    -------------
INSURANCE -- 2.06%
Hilb, Rogal & Hamilton Co.                                               9,400            319,976
Hub International Ltd.                                                  21,900            374,490
RLI Corp.                                                               11,100            365,190
                                                                                    -------------
                                                                                        1,059,656
                                                                                    -------------
INTERNET SERVICES -- 0.82%
Avocent Corp. (b)                                                       14,100            422,013
                                                                                    -------------
INTERNET SOFTWARE & SERVICES -- 0.75%
Overture Services, Inc. (b)                                             21,200            384,356
                                                                                    -------------
IT CONSULTING & SERVICES -- 4.17%
CACI International, Inc., Class A (b)                                   28,900            991,270
Cognizant Technology Solutions Corp. (b)                                47,400          1,154,664
                                                                                    -------------
                                                                                        2,145,934
                                                                                    -------------
LEISURE PRODUCTS -- 0.60%
Action Performance Companies, Inc.                                      16,200            307,800
                                                                                    -------------
MACHINERY INDUSTRIAL -- 2.24%
ESCO Technologies, Inc. (b)                                             15,800            695,200
Flowserve Corp. (b)                                                     23,200            456,344
                                                                                    -------------
                                                                                        1,151,544
                                                                                    -------------
NON-DURABLES -- 1.57%
Moore Wallace, Inc. (b)                                                 55,000            807,400
                                                                                    -------------

                                                                    SHARES              VALUE
                                                                 -------------      -------------
PHARMACEUTICALS -- 4.28%
Isis Pharmaceuticals, Inc. (b)                                          36,500      $     193,450
Neurocrine Biosciences, Inc. (b)                                        13,400            669,196
NPS Pharmaceuticals, Inc. (b)                                           18,000            438,120
Penwest Pharmaceuticals Co. (b)                                         27,000            657,990
Sangstat Medical Corp. (b)                                              18,900            247,401
                                                                                    -------------
                                                                                        2,206,157
                                                                                    -------------
REAL ESTATE -- 3.81%
American Financial Realty TR (REIT)                                     29,300            436,863
Jones Lang LaSalle, Inc. (b)                                            24,500            387,100
Mills Corp. (The) (REIT)                                                16,800            563,640
Ventas, Inc. (REIT)                                                     38,100            577,215
                                                                                    -------------
                                                                                        1,964,818
                                                                                    -------------
RESEARCH & DEVELOPMENT -- 1.29%
Pharmaceutical Product Development, Inc. (b)                            23,200            666,536
                                                                                    -------------
RESTAURANTS -- 2.95%
Panera Bread Co., Class A (b)                                           17,100            684,000
Ruby Tuesday, Inc.                                                      33,700            833,401
                                                                                    -------------
                                                                                        1,517,401
                                                                                    -------------
RETAIL-COMPUTERS/ELECTRONICS -- 1.00%
Electronics Boutique Holdings Corp. (b)                                 22,400            517,664
                                                                                    -------------
RETAIL/APPAREL -- 4.23%
Chico's FAS, Inc. (b)                                                   50,700          1,067,235
Gart Sports Co. (b)                                                     15,700            445,252
Petco Animal Supplies, Inc. (b)                                         30,600            665,244
                                                                                    -------------
                                                                                        2,177,731
                                                                                    -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.64%
Rudolph Technologies, Inc. (b)                                          20,500      $     327,180
                                                                                    -------------

SEMICONDUCTORS -- 3.92%
Exar Corp. (b)                                                          32,700            517,641
Formfactor, Inc. (b)                                                     1,500             26,550
Intersil Corp. (b)                                                      23,852            634,702
Pericom Semiconductor Corp. (b)                                         23,900            222,270
Power Integrations, Inc. (b)                                            25,500            620,160
                                                                                    -------------
                                                                                        2,021,323
                                                                                    -------------
SERVICES-DATA PROCESSING -- 1.01%
Factset Research Systems, Inc.                                          11,800            519,790
                                                                                    -------------
SERVICES-DIVERSIFIED COMMERCIAL -- 3.03%
Career Education Corp. (b)                                              22,800          1,559,976
                                                                                    -------------
TRANSPORTATION -- 0.87%
UTI Worldwide, Inc.                                                     14,300            446,017
                                                                                    -------------
Total U.S. Equities (Cost $45,168,201)                                                 50,587,695
                                                                                    -------------
SHORT-TERM INVESTMENTS -- 13.66%
OTHER -- 13.66%
UBS Supplementary Trust
U.S. Cash Management Prime Fund
  (Cost $7,037,939)                                                  7,037,939          7,037,939
                                                                                    -------------
Total Investments
  (Cost $52,206,140) -- 111.86% (a)                                                    57,625,634
Liabilities, less cash and
  other assets -- (11.86)%                                                             (6,110,156)
                                                                                    -------------
Net Assets -- 100%                                                                  $  51,515,478
                                                                                    =============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $53,095,316; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                           $  7,459,427
            Gross unrealized depreciation                                             (2,929,109)
                                                                                    ------------
                     Net unrealized appreciation                                    $  4,530,318
                                                                                    ============

(b) Non-income producing.

% Represents a percentage of net assets.

                 See accompanying notes to financial statements

UBS U.S. BOND FUND

For the fiscal year ended June 30, 2003, Class Y shares of UBS U.S. Bond Fund returned 9.42%, underperforming the Fund's benchmark index, the Lehman Brothers U.S. Aggregate Bond Index, which returned 10.40%. Since the Fund's inception on August 31, 1995, through June 30, 2003, its Class Y shares produced an average annual return of 7.40%, compared to 7.70% for the Index. (Returns for all share classes over various time periods are shown on page 67. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance versus the Index over the reporting period was primarily due to an overweight to Treasurys. In addition, an underweight to the credit sector detracted from performance, as the sector performed well when spreads tightened considerably.

12-MONTH MARKET REVIEW
Despite periods of volatility, the US bond market performed well during the Fund's fiscal year. The first half of the period was characterized by tepid economic growth, lackluster stock returns and geopolitical unrest that caused investors to flock to the relative safety offered by fixed income securities. A number of sectors excelled in this environment, including home mortgage and commercial mortgage securities, as well as US government bonds. In contrast, lower quality corporate bonds underperformed early in the period, as accounting scandals, higher default rates and investors' general aversion to risk took their toll. By mid-period, however, better-than-expected third quarter earnings reports and a stronger stock market helped drive a rally in higher yielding bonds.

Economic growth remained weak as the year progressed. Anticipation of a war with Iraq, saber rattling in North Korea and heightened concerns about terrorism preoccupied the country and helped to undermine the economy. This was good news for the bond market, as investors shunned stocks in favor of the relative safety offered by fixed income securities.

With the end to major fighting in Iraq, one of the larger geopolitical issues affecting the stock market was eliminated. Investors became increasingly optimistic about the potential for an economic revival and subsequent upturn in corporate profits. At the same time, their appetite for risk increased as the yields available from many fixed income securities shrank.

However, ahead of the release of second quarter 2003 gross domestic product figures, it was widely believed that an expected up-tick in economic growth was not going to materialize. In addition, in an endnote to the period, the Federal Reserve Board (the "Fed"), at its June 25, 2003 Federal Open Market Committee meeting, moved to lower the federal funds rate by a quarter of a percentage point, to 1.0%. The move--the first since November 2002--brought the rate to its lowest level since 1958. In explaining the move, the Fed cited the fact that the economy had yet to exhibit sustainable growth, and that "a slightly more expansive monetary policy would add further support for an economy which it expects to improve over time." Thus, while investor appetite for risk increased during the last three months of the period and the stock market rallied sharply, the bond market in general continued to perform well given the uncertainty surrounding the economy.

WE ADJUSTED THE PORTFOLIO TO CAPTURE OPPORTUNITIES
Throughout the reporting period, we proactively adjusted the Fund's portfolio to maximize the opportunities we identified in the marketplace.

For example, in the first half of the fiscal year, the Fund's overweight in mortgage-backed and commercial mortgage-backed securities (MBS and CMBS, respectively) performed well. Not only did our sector weightings boost returns, but our security selection within these areas also enhanced results. As the reporting period wound down to a close, we lowered our overweights to these sectors. Although CMBS continues to be our largest sector overweight, we believe it has become somewhat less attractive as yield spreads over Treasurys have moved tighter.

We identified another opportunity in Treasury inflation-protected securities
(TIPS). In the latter
part of 2002, our analysis indicated that there was significant value in the TIPS sector, which led us to build an overweight in the portfolio versus the benchmark. Early in 2003, concerns about inflation arose on the back of higher oil prices as war with Iraq loomed. As a result, TIPS performed well compared to nominal Treasurys, so we proactively reduced our exposure to lock in gains. We sold out of this position in February 2003, and have no allocation to TIPS as of period end.

Over the period, duration management made a slightly negative contribution to performance. In the first half of the period, duration strategy hurt performance slightly due to the Fund's shorter-than-benchmark duration for part of the period and the fact that, during this time, the bond market rallied. As the period progressed, our analysis led us to further shorten the Fund's duration versus its benchmark. Low interest rates combined with accommodative fiscal policies, rising budget deficits, geopolitical resolution (the war in Iraq) and strengthening equity and credit pricing reinforced our belief that there will be a concurrent pickup in economic activity and long-term interest rates. As a result, early in the second quarter of 2003, our duration strategy was reduced from 90% to 85% of the benchmark. We also felt this move was prudent because market movements--particularly in the long-end of the curve--had driven yields below our fair value estimates. Toward the end of the quarter, we reversed our duration shortening strategy, bringing the portfolio back to 90% of the benchmark. Yields on 30-year Treasurys rose approximately 30 basis points in the period after we shortened duration, while shorter-term rates remained unchanged.

LOOKING AHEAD
There is a consistent theme throughout the fixed income markets. Investors have been rewarded recently for taking on risk in the form of either longer duration or lower quality. The Fed indicates that it will keep short-term rates low for "a considerable amount of time," and investors have used the Fed's mention of a remote deflation risk as an excuse to drive long-term interest rates to near-record lows as of the end of June. So, the market has reinforcement, self-fulfillment and promise for the foreseeable future. The extent to which fixed income market participants are taking on inappropriate risk and becoming complacent will really only be apparent when the tide turns. However, the current pricing indicates that the scales are tipped too heavily toward risk tolerance. We view current yields and credit spreads as being too low. Therefore, we anticipate maintaining a more defensive approach with regard to the management of the Fund's portfolio.

TOTAL RETURN

                                              6 MONTHS      1 YEAR      3 YEARS     5 YEARS   INCEPTION*
                                                ENDED        ENDED       ENDED       ENDED        TO
                                               6/30/03      6/30/03     6/30/03     6/30/03    6/30/03
--------------------------------------------------------------------------------------------------------
UBS U.S. Bond Class A                            3.56%        9.17%       9.38%       6.82%      7.39%
--------------------------------------------------------------------------------------------------------
UBS U.S. Bond Class B                            3.18         8.30         N/A         N/A       5.41
--------------------------------------------------------------------------------------------------------
UBS U.S. Bond Class C                            3.32         8.65         N/A         N/A       5.64
--------------------------------------------------------------------------------------------------------
UBS U.S. Bond Class Y                            3.68         9.42        9.63        7.07       7.40
--------------------------------------------------------------------------------------------------------
UBS U.S. Bond Class A**                         -1.10         4.21        7.71        5.83       6.57
--------------------------------------------------------------------------------------------------------
UBS U.S. Bond Class B**                         -1.82         3.30         N/A         N/A       3.05
--------------------------------------------------------------------------------------------------------
UBS U.S. Bond Class C**                          1.54         6.78         N/A         N/A       4.99
--------------------------------------------------------------------------------------------------------
Lehman Brothers  U.S. Aggregate Bond Index       3.93        10.40       10.08        7.54       7.70
--------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS U.S. BOND FUND CLASS A IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C ARE 11/06/01 AND 11/08/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND, FOR ILLUSTRATION PURPOSES, THE INDEX, IS 8/31/95.

** RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS U.S. Bond Fund Class Y shares and the Lehman Brothers U.S. Aggregate Bond Index if you had invested $10,000 on August 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 2003. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. BOND FUND CLASS Y VS. LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

Wealth Value With Dividends

                    UBS U.S. BOND FUND CLASS Y                         LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
                             $ 10,000                                                    $ 10,000
                             $ 10,090                                                    $ 10,097
                             $ 10,240                                                    $ 10,228
                             $ 10,400                                                    $ 10,382
                             $ 10,549                                                    $ 10,527
                             $ 10,611                                                    $ 10,597
                             $ 10,386                                                    $ 10,412
                             $ 10,314                                                    $ 10,339
                             $ 10,232                                                    $ 10,281
                             $ 10,201                                                    $ 10,261
6/30/1996                    $ 10,360                                                    $ 10,398
                             $ 10,391                                                    $ 10,426
                             $ 10,329                                                    $ 10,409
                             $ 10,548                                                    $ 10,590
                             $ 10,819                                                    $ 10,825
                             $ 11,090                                                    $ 11,010
                             $ 10,922                                                    $ 10,908
                             $ 10,943                                                    $ 10,941
                             $ 10,965                                                    $ 10,969
                             $ 10,813                                                    $ 10,847
                             $ 10,987                                                    $ 11,010
                             $ 11,095                                                    $ 11,114
6/30/1997                    $ 11,236                                                    $ 11,247
                             $ 11,587                                                    $ 11,550
                             $ 11,488                                                    $ 11,452
                             $ 11,642                                                    $ 11,621
                             $ 11,806                                                    $ 11,790
                             $ 11,839                                                    $ 11,844
                             $ 11,975                                                    $ 11,964
                             $ 12,113                                                    $ 12,117
                             $ 12,113                                                    $ 12,107
                             $ 12,148                                                    $ 12,148
                             $ 12,206                                                    $ 12,212
                             $ 12,322                                                    $ 12,328
6/30/1998                    $ 12,426                                                    $ 12,432
                             $ 12,438                                                    $ 12,459
                             $ 12,649                                                    $ 12,662
                             $ 12,872                                                    $ 12,958
                             $ 12,825                                                    $ 12,889
                             $ 12,919                                                    $ 12,963
                             $ 12,977                                                    $ 13,002
                             $ 13,087                                                    $ 13,094
                             $ 12,867                                                    $ 12,865
                             $ 12,952                                                    $ 12,935
                             $ 12,989                                                    $ 12,977
                             $ 12,855                                                    $ 12,863
6/30/1999                    $ 12,795                                                    $ 12,822
                             $ 12,733                                                    $ 12,768
                             $ 12,696                                                    $ 12,761
                             $ 12,858                                                    $ 12,909
                             $ 12,870                                                    $ 12,957
                             $ 12,895                                                    $ 12,956
                             $ 12,842                                                    $ 12,894
                             $ 12,789                                                    $ 12,851
                             $ 12,934                                                    $ 13,007
                             $ 13,092                                                    $ 13,178
                             $ 13,013                                                    $ 13,140
                             $ 12,960                                                    $ 13,133
6/30/2000                    $ 13,273                                                    $ 13,407
                             $ 13,380                                                    $ 13,529
                             $ 13,565                                                    $ 13,725
                             $ 13,658                                                    $ 13,811
                             $ 13,711                                                    $ 13,902
                             $ 13,977                                                    $ 14,130
                             $ 14,231                                                    $ 14,393
                             $ 14,456                                                    $ 14,628
                             $ 14,597                                                    $ 14,755
                             $ 14,682                                                    $ 14,829
                             $ 14,569                                                    $ 14,767
                             $ 14,654                                                    $ 14,855
6/30/2001                    $ 14,715                                                    $ 14,912
                             $ 15,099                                                    $ 15,246
                             $ 15,256                                                    $ 15,421
                             $ 15,455                                                    $ 15,600
                             $ 15,765                                                    $ 15,926
                             $ 15,524                                                    $ 15,706
                             $ 15,429                                                    $ 15,606
                             $ 15,558                                                    $ 15,732
                             $ 15,711                                                    $ 15,885
                             $ 15,420                                                    $ 15,621
                             $ 15,750                                                    $ 15,924
                             $ 15,882                                                    $ 16,059
6/30/2002                    $ 15,981                                                    $ 16,199
                             $ 16,111                                                    $ 16,395
                             $ 16,391                                                    $ 16,672
                             $ 16,601                                                    $ 16,942
                             $ 16,531                                                    $ 16,864
                             $ 16,547                                                    $ 16,859
                             $ 16,866                                                    $ 17,208
                             $ 16,880                                                    $ 17,224
                             $ 17,084                                                    $ 17,461
                             $ 17,081                                                    $ 17,447
                             $ 17,237                                                    $ 17,592
                             $ 17,521                                                    $ 17,919
6/30/2003                    $ 17,487                                                    $ 17,884

8/31/95 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN US BOND HOLDINGS

AS OF JUNE 30, 2003

                                                          PERCENTAGE OF
                                                            NET ASSETS
------------------------------------------------------------------------
U.S. Treasury Bond
6.250%, due 05/15/30                                           6.1%
U.S. Treasury Note
2.75%, due 09/30/03                                            5.5
U.S. Treasury Note
3.000%, due 02/15/08                                           4.6
U.S. Treasury Note
3.625%, due 08/31/03                                           4.2
Federal National Mortgage Association
5.500%, due 01/01/18                                           3.9
U.S. Treasury Note
1.625%, due 03/31/05                                           3.3
Federal National Mortgage Association
6.000%, due 11/01/32                                           2.9
Pool# 681599 Federal National
Mortgage Association 5.500%, due 03/15/11                      2.7
Benchmark Note CS First Boston Mortgage
Securities Corp., 03-8, Class 5A1
6.500%, due 04/25/33                                           1.5
Government National Mortgage Association
6.000%, due 05/20/29                                           1.4
------------------------------------------------------------------------
Total                                                         36.1%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2003

U.S. CORPORATE BONDS
  Aerospace & Military                         0.32%
  Airlines                                     0.13
  Autos/Durables                               0.60
  Banks                                        1.50
  Beverages & Tobacco                          0.78
  Chemicals                                    0.11
  Computer Systems                             0.21
  Construction                                 0.42
  Consumer                                     0.16
  Electric Components                          0.38
  Energy                                       1.83
  Financial Services                           6.48
  Food & House Products                        1.14
  Forest Products                              0.09
  Health: Drugs                                0.19
  Household Durables                           0.10
  Housing/Paper                                0.13
  Insurance                                    0.09
  Leisure & Tourism                            0.30
  Media and Entertainment                      0.12
  Metals Non-Ferrous                           0.10
  Multi-Industry                               0.33%
  Publishing                                   0.06
  Real Estate                                  0.08
  Retail/Apparel                               0.14
  Services/Miscellaneous                       0.67
  Telecommunications                           0.82
  Telecommunications - Wireless                0.07
  Transportation                               0.43
  Utilities                                    0.59
                                            -------
           Total U.S. Corporate Bonds         18.37

Asset-Backed Securities                        4.59
International Corporate Bonds                  0.76
Sovereign\Supranational Bonds                  1.56
Commercial Mortgage-Backed Securities          9.55
Mortgage-Backed Securities                    34.86
U.S. Government Agency                         4.16
U.S. Government Obligations                   26.35
SHORT-TERM INVESTMENTS                         1.95
                                            -------
  TOTAL INVESTMENTS                          102.15
LIABILITIES, LESS CASH AND
  OTHER ASSETS                                (2.15)
                                            -------
NET ASSETS                                   100.00%
                                            =======

                  UBS U.S. BOND FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003

                                                                     FACE
                                                                    AMOUNT             VALUE
                                                                 -------------      -------------
BONDS -- 100.20%
U.S. CORPORATE BONDS -- 18.37%
Abbott Laboratories, Inc.
  5.625%, due 07/01/06                                           $      85,000      $      94,115
Alcoa, Inc.
  6.000%, due 01/15/12                                                 105,000            118,275
Altria Group, Inc.
  7.750%, due 01/15/27                                                 110,000            117,900
American Express Co.
  3.750%, due 11/20/07                                                 110,000            114,626
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                                                  55,000             69,090
Anheuser Busch Cos., Inc.
  9.000%, due 12/01/09                                                 280,000            373,526
AOL Time Warner, Inc.
  7.625%, due 04/15/31                                                 335,000            386,625
Apache Corp.
  6.250%, due 04/15/12                                                 100,000            116,439
AT&T Corp.
  8.500%, due 11/15/31                                                  85,000             96,381
AT&T Wireless Services, Inc.
  7.875%, due 03/01/11                                                 160,000            188,964
Avon Products, Inc.
  7.150%, due 11/15/09                                                 150,000            181,617
Bank of America Corp.
  7.400%, due 01/15/11                                                 440,000            540,589
Bank One Corp.
  7.875%, due 08/01/10                                                 345,000            430,180
Bear Stearns Co., Inc.
  4.000%, due 01/31/08                                                 140,000            146,445
Boeing Capital Corp.
  7.375%, due 09/27/10                                                  80,000             94,796
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                                 175,000            178,938
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                                 110,000            122,418
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29                                                 200,000            235,011
Caterpillar, Inc.
  6.550%, due 05/01/11                                                  55,000             65,019
Cendant Corp.
  6.250%, due 01/15/08                                                 180,000            199,190
Centex Corp.
  9.750%, due 06/15/05                                                 320,000            365,363
Cingular Wireless LLC
  6.500%, due 12/15/11                                                  70,000             80,652
Citigroup, Inc.
  7.250%, due 10/01/10                                                 570,000            690,621
Citizens Communications Co.
  9.250%, due 05/15/11                                                 180,000            232,911
Coca-Cola Co. (The)
  4.000%, due 06/01/05                                                 105,000            109,884
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                                 300,000            344,361
Commonwealth Edison Co.,
  6.150%, due 03/15/12                                                  65,000             74,525
Computer Sciences Corp.
  3.500%, due 04/15/08                                                 165,000            168,496
Conagra Foods, Inc.
  6.750%, due 09/15/11                                           $     100,000      $     117,073
Conoco, Inc.
  5.900%, due 04/15/04                                                 320,000            331,004
ConocoPhillips
  8.500%, due 05/25/05                                                 190,000            214,025
  8.750%, due 05/25/10                                                  75,000             97,616
Consolidated Edison, Inc., Series B
  7.500%, due 09/01/10                                                 300,000            367,971
Coors Brewing Co.,
  6.375%, due 05/15/12                                                 135,000            154,926
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                                 205,000            205,990
Credit Suisse First Boston USA, Inc.
  5.750%, due 04/15/07                                                 130,000            144,427
  6.500%, due 01/15/12                                                 180,000            206,560
DaimlerChrysler N.A Holding Corp.
  8.500%, due 01/18/31                                                 105,000            123,676
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                                 105,000            123,169
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                                 235,000            261,378
DTE Energy Co.
  7.050%, due 06/01/11                                                  45,000             52,630
Duke Energy Field Services, LLC
  6.875%, due 02/01/11                                                  85,000             97,075
  7.875%, due 08/16/10                                                  65,000             78,232
EOP Operating LP
  7.000%, due 07/15/11                                                  85,000             98,648
  7.875%, due 07/15/31                                                  55,000             66,499
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                                 200,000            238,280
First Data Corp.
  5.625%, due 11/01/11                                                  85,000             94,056
First Union National Bank
  7.800%, due 08/18/10                                                 345,000            428,063
FirstEnergy Corp., Series B
  6.450%, due 11/15/11                                                 105,000            115,223
FleetBoston Financial Corp.
  7.375%, due 12/01/09                                                 110,000            131,996
Ford Motor Co.
  7.450%, due 07/16/31                                                 220,000            201,534
Ford Motor Credit Co.
  5.800%, due 01/12/09                                                 225,000            223,618
  7.375%, due 02/01/11                                                 170,000            175,758
General Dynamics Corp.
  4.250%, due 05/15/13                                                 160,000            160,762
General Electric Capital Corp.
  6.000%, due 06/15/12                                                 835,000            942,521
  6.750%, due 03/15/32                                                 140,000            163,739
General Motors Acceptance Corp.
  6.875%, due 09/15/11                                                 275,000            275,918
  8.000%, due 11/01/31                                                 290,000            284,538
General Motors Corp.
  8.375%, due 07/15/33                                                 155,000            152,239
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                                 250,000            294,987
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                                 155,000            183,649

                                                                     FACE
                                                                    AMOUNT             VALUE
                                                                 -------------      -------------
Household Finance Corp.
  6.750%, due 05/15/11                                           $     295,000      $     342,604
International Business Machines Corp.
  5.875%, due 11/29/32                                                  70,000             75,084
International Lease Finance Corp.
  6.375%, due 03/15/09                                                 180,000            201,592
International Paper Co.
  6.750%, due 09/01/11                                                 130,000            150,361
John Deere Capital Corp.
  7.000%, due 03/15/12                                                 145,000            172,144
Kerr-McGee Corp.
  5.375%, due 04/15/05                                                 250,000            263,010
Kraft Foods, Inc.
  5.625%, due 11/01/11                                                 320,000            348,694
Kroger Co.
  7.500%, due 04/01/31                                                 245,000            290,579
Lehman Brothers Holdings, Inc.
  6.625%, due 01/18/12                                                 145,000            169,995
Lincoln National Corp.
  6.200%, due 12/15/11                                                  80,000             89,806
Marsh & McClennan Cos., Inc.
  6.250%, due 03/15/12                                                  90,000            102,590
MBNA Capital, Series B FRN
  2.713%, due 02/01/27                                                 205,000            150,689
MidAmerican Energy Co.
  5.125%, due 01/15/13                                                  45,000             47,769
Mirant Americas Generation, Inc.
  7.625%, due 05/01/06                                                 210,000            161,700
Morgan Stanley
  6.750%, due 04/15/11                                                 450,000            526,356
Newell Rubbermaid, Inc.
  4.000%, due 05/01/10                                                 120,000            122,276
News America Holdings, Inc.
  7.125%, due 04/08/28                                                  65,000             72,374
Occidental Petroleum Corp.
  8.450%, due 02/15/29                                                  95,000            132,917
Pemex Project Funding Master Trust
  8.000%, due 11/15/11                                                 310,000            354,950
Pepsi Bottling Group, Inc., 144A
  5.625%, due 02/17/09                                                 145,000            162,623
Praxair, Inc.
  6.375%, due 04/01/12                                                  55,000             64,057
Progress Energy, Inc.
  7.000%, due 10/30/31                                                 145,000            160,020
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                                 360,000            300,600
Rohm & Haas Co.
  7.850%, due 07/15/29                                                  50,000             64,738
Safeway, Inc.
  6.500%, due 03/01/11                                                 155,000            173,019
SBC Communications, Inc.
  5.875%, due 02/01/12                                                 145,000            162,781
Sempra Energy
  7.950%, due 03/01/10                                                 100,000            120,569
U.S.A. Education Corp.
  5.625%, due 04/10/07                                                 250,000            277,469
Southern Power Co., Series B,
  6.250%, due 07/15/12                                                  55,000             62,253
Southwestern Electric Power, Series B
  4.500%, due 07/01/05                                           $      45,000      $      46,730
Sprint Capital Corp.
  8.375%, due 03/15/12                                                  95,000            113,745
Target Corp.
  7.000%, due 07/15/31                                                 135,000            161,570
Transocean Sedco Forex, Inc.
  6.625%, due 04/15/11                                                 100,000            115,844
U.S. Bank N.A., Minnesota
  6.375%, due 08/01/11                                                 240,000            280,167
Unilever Capital Corp.
  7.125%, due 11/01/10                                                 200,000            242,314
Union Pacific Corp.
  6.700%, due 12/01/06                                                 235,000            264,292
United Airlines, Inc. E.E.T.C. (c) (d)
  7.811%, due 10/01/09                                                 220,922             57,115
United Technologies Corp.
  6.100%, due 05/15/12                                                 185,000            213,285
UST, Inc.
  6.625%, due 07/15/12                                                 135,000            156,316
Valero Energy Corp.
  7.500%, due 04/15/32                                                 150,000            170,038
Verizon New England, Inc.
  6.500%, due 09/15/11                                                  65,000             75,422
Verizon New York, Inc., Series B
  7.375%, due 04/01/32                                                  70,000             86,856
Viacom, Inc.
  6.625%, due 05/15/11                                                 120,000            141,555
Walt Disney Co. (The)
  6.375%, due 03/01/12                                                 150,000            170,980
Washington Mutual, Inc.
  5.625%, due 01/15/07                                                 410,000            451,898
Wells Fargo Bank, N.A
  6.450%, due 02/01/11                                                 480,000            565,933
Weyerhaeuser Co.
  7.375%, due 03/15/32                                                  90,000            103,457
                                                                                    -------------
                                                                                       21,485,873
                                                                                    -------------
ASSET-BACKED SECURITIES -- 4.59%
Americredit Automobile Receivables
  Trust, 03-AM, Class A2B FRN
  1.584%, due 10/06/06                                                 390,000            389,981
Capital One Multi-Asset Execution
  Trust, 03-A1, Class A1 FRN
  1.570%, due 01/15/09                                                 970,000            970,024
Comed Transitional Funding
  Trust, 98-1, Class A7
  5.740%, due 12/25/10                                                 500,000            566,625
Conseco Finance, 00-B, Class AF4
  7.870%, due 02/15/31                                                 230,000            239,330
Greentree Financial Corp.,
  94-5, Class A5
  8.300%, due 11/15/19                                                 289,938            311,617
Greentree Financial Corp.,
  99-3, Class A5
  6.160%, due 02/01/31                                               1,000,000            990,275
Norwest Asset Securities Corp.,
  99-14, Class A5
  6.500%, due 06/25/29                                                 570,000            578,715

                                                                     FACE
                                                                    AMOUNT             VALUE
                                                                 -------------      -------------
Sears Credit Account Master Trust,
  01-1, Class A FRN
  1.360%, due 02/15/10                                           $     970,000      $     965,963
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.357%, due 01/25/31                                                 364,215            360,776
                                                                                    -------------
                                                                                        5,373,306
                                                                                    -------------
INTERNATIONAL CORPORATE BONDS -- 0.76%
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                                  65,000             76,281
Canadian National Railway Co.
  6.900%, due 07/15/28                                                  65,000             77,120
Deutsche Telekom International Finance BV
  8.250%, due 06/15/30                                                  75,000             95,557
France Telecom S.A.
  8.500%, due 03/01/31                                                  70,000             96,861
HSBC Holdings PLC
  5.250%, due 12/12/12                                                  65,000             69,324
Rio Tinto Finance USA Ltd.
  2.625%, due 09/30/08                                                 240,000            235,602
Royal Bank of Scotland
  9.118%, due 12/31/10                                                  70,000             90,261
Telus Corp.
  8.000%, due 06/01/11                                                 125,000            144,375
                                                                                    -------------
                                                                                          885,381
                                                                                    -------------
SOVEREIGN\SUPRANATIONAL BONDS -- 1.56%
European Investment Bank
  4.875%, due 09/06/06                                                 315,000            341,320
Inter-American Development Bank
  5.750%, due 02/26/08                                                 325,000            371,606
International Bank for
  Reconstruction & Development
  4.375%, due 09/28/06                                                 425,000            459,391
Mexico Government International Bond
  8.125%, due 12/30/19                                                 260,000            296,400
State of Qatar, 144A
  9.750%, due 06/15/30                                                 155,000            215,450
Westdeutsche Landesbank
  6.750%, due 06/15/05                                                 130,000            141,577
                                                                                    -------------
                                                                                        1,825,744
                                                                                    -------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 9.55%
Bear Stearns Commercial Mortgage
  Securities, 00-WF1, Class A2
  7.780%, due 02/15/32                                               1,215,000          1,491,940
DLJ Commercial Mortgage Corp., 00-CKP1,
  Class A1B
  7.180%, due 08/10/10                                                 850,000          1,003,646
DLJ Commercial Mortgage Corp., 99-CG1,
  Class A1B
  6.460%, due 03/10/32                                                 220,000            255,152
DLJ Commercial Mortgage Corp., 99-CG2,
  Class A1B
  7.300%, due 06/10/32                                               1,012,000          1,215,252
DLJ Commercial Mortgage Corp., 99-CG3,
  Class A1B
  7.340%, due 10/10/32                                                 400,000            482,152
GMAC Commercial Mortgage
  Securities, Inc., 97-C2, Class A2
  6.550%, due 04/16/29                                           $     330,000      $     356,622
Greenwich Capital Commercial
  Funding Corp., 03-FL1 A FRN
  1.639%, due 07/05/18                                                 444,910            444,910
Heller Financial Commercial Mortgage
  Assets, 99-PH1, Class A1
  6.500%, due 05/15/31                                                 860,701            947,709
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                                 365,942            404,686
LB Commercial Conduit Mortgage
  Trust, 99-C1, Class A1
  6.410%, due 06/15/31                                                 561,998            608,537
LB Commercial Conduit Mortgage
  Trust, 99-C2, Class A2
  7.325%, due 10/15/32                                                 325,000            391,325
Merrill Lynch Mortgage
  Investors, Inc., 96-C2, Class A3
  6.960%, due 11/21/28                                                 535,000            590,436
Merrill Lynch Mortgage
  Investors, Inc., 97-C2, Class A2
  6.540%, due 12/10/29                                                 265,000            301,611
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33                                                 318,427            359,362
Nomura Asset Securities Corp.,
  95-MD3, Class A1B
  8.150%, due 04/04/27                                                 328,360            358,029
Prudential Mortgage Capital
  Funding, LLC, 00-ROCK, Class A2
  6.605%, due 05/10/34                                                 115,000            134,836
Salomon Brothers Mortgage
  Securities VII, 00-C1, Class A2
  7.520%, due 12/18/09                                               1,250,000          1,516,800
Strategic Hotel Capital, Inc.,
  03-1, Class D, 144A FRN
  2.330%, due 02/15/13                                                 310,000            310,000
                                                                                    -------------
                                                                                       11,173,005
                                                                                    -------------
MORTGAGE-BACKED SECURITIES -- 34.86%
Bank One Mortgage-Backed
  Pass-Through, 2000-2, Class 8A (b)
  6.780%, due 03/15/30                                                 237,928            240,908
Bank One Mortgage-Backed
  Pass-Through, 2000-2, Class A6 (b)
  6.580%, due 03/15/30                                                  16,844             17,035
Citicorp Mortgage Securities, Inc.,
  94-9, Class A8
  5.750%, due 06/25/09                                                 250,530            253,759
CS First Boston Mortgage
  Securities Corp., 02-10, Class 2A1
  7.500%, due 05/25/32                                               1,201,464          1,262,033
CS First Boston Mortgage
  Securities Corp., 03-8, Class 5A1
  6.500%, due 04/25/33                                               1,750,739          1,802,199
Federal Home Loan Mortgage Corp., 1595 D
  6.500%, due 11/01/32                                                 166,446            173,208

                                                                     FACE
                                                                    AMOUNT             VALUE
                                                                 -------------      -------------
Federal Home Loan Mortgage Corp., 2532 PD
  5.500%, due 06/15/26                                           $     700,000      $     725,486
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 09/01/17                                                 526,298            545,869
  5.500%, due 01/01/18                                                 954,632            990,131
  5.500%, due 04/01/18                                                 912,673            946,651
  6.000%, due 10/01/29                                                 766,695            796,010
  6.500%, due 09/01/29                                                 549,647            571,976
  6.500%, due 03/01/32                                                 135,874            141,394
  7.000%, due 10/15/13                                                 401,737            433,144
Federal National Mortgage Association
  4.503%, due 06/01/33 FRN                                             384,647            393,250
  5.500%, due 09/01/24                                               1,136,791          1,176,979
  5.500%, due 03/01/33                                               1,091,679          1,130,272
  5.500%, due 12/01/17                                                 591,173            614,106
  5.500%, due 01/01/18                                               5,767,810          5,991,574
  5.500%, due 03/01/33                                                 985,768          1,020,617
  6.000%, due 06/01/23                                                 521,350            543,601
  6.000%, due 03/01/28                                                 229,629            239,064
  6.000%, due 03/01/29                                                 272,167            282,947
  6.000%, due 05/01/29                                                 278,114            289,130
  6.000%, due 06/01/31                                                 206,362            214,536
  6.000%, due 11/01/32                                               3,305,302          3,436,222
  6.000%, due 06/01/33                                                 194,776            202,491
  6.500%, due 08/01/32                                               1,128,945          1,177,277
  6.500%, due 09/01/32                                                 725,293            756,344
  7.000%, due 03/01/31                                                  99,281            104,891
  7.000%, due 11/01/31                                                 592,257            623,721
  7.000%, due 04/01/32                                                 763,649            804,218
  7.000%, due 08/01/32                                                 859,482            905,142
  7.000%, due 11/01/32                                               1,587,175          1,671,494
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                               1,497,145          1,670,721
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2
  7.500%, due 12/25/41                                                 163,672            182,648
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/30                                                 213,422            238,166
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A FRN
  5.210%, due 08/25/42                                                 562,924            593,357
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                                  30,515             33,562
Government National Mortgage Association
  6.000%, due 12/20/28                                                 335,302            349,982
  6.000%, due 05/20/29                                               1,621,796          1,690,722
  6.000%, due 08/20/29                                               1,183,992          1,234,312
  6.500%, due 10/15/24                                               1,078,846          1,139,879
  6.500%, due 08/15/27                                                   5,748              6,035
  7.000%, due 07/15/25                                                  27,762             29,523
  7.000%, due 07/15/31                                                 329,532            348,068
  8.500%, due 12/15/17                                                 501,328            551,445
  9.000%, due 11/15/04                                                   2,021              2,286
GS Mortgage Securities Corp. II,
  96-PL, Class A2
  7.410%, due 02/15/27                                                 171,706            178,911
GS Mortgage Securities Corp.,
  01-2, Class A, 144A
  7.500%, due 06/19/32                                           $     429,752      $     460,685
Impac Secured Assets Common Owner,
  01-3, Class A2 (b)
  6.703%, due 04/25/31                                                 326,406            337,199
PNC Mortgage Securities Corp.,
  94-3, Class A8
  7.500%, due 07/25/24                                                 239,934            242,153
Residential Funding Mortgage
  Securitization I, 95-S16, Class A7
  7.500%, due 11/25/25                                                 264,350            264,088
Structured Asset Securities Corp.,
  98-ALS1, Class 1A
  6.900%, due 01/25/29                                                 472,208            477,557
Washington Mutual, 99-WM2, Class 2A
  7.000%, due 11/19/14                                                 244,720            250,308
                                                                                    -------------
                                                                                       40,759,286
                                                                                    -------------
U.S. GOVERNMENT AGENCY -- 4.16%
Fannie Mae
  4.625%, due 05/01/13                                                 455,000            467,931
  5.500%, due 03/15/11                                               2,770,000          3,142,662
  7.125%, due 01/15/30                                                 510,000            661,960
Freddie Mac
  5.875%, due 03/21/11                                                 525,000            590,556
                                                                                    -------------
                                                                                        4,863,109
                                                                                    -------------
U.S. GOVERNMENT OBLIGATIONS -- 26.35%
U.S. Treasury Bonds
  6.250%, due 05/15/30                                               5,740,000          7,145,852
  6.625%, due 02/15/27                                               1,105,000          1,422,126
  8.000%, due 11/15/21                                                 260,000            376,665
U.S. Treasury Notes
  1.625%, due 03/31/05                                               3,880,000          3,906,675
  1.625%, due 04/30/05                                                  70,000             70,459
  2.000%, due 11/30/04                                                  65,000             65,772
  2.750%, due 09/30/03                                               6,425,000          6,455,120
  3.000%, due 02/15/08                                               5,240,000          5,392,081
  3.625%, due 08/31/03                                               4,905,000          4,926,651
  4.375%, due 08/15/12                                                 405,000            434,252
  5.750%, due 08/15/10                                                 535,000            626,222
                                                                                    -------------
                                                                                       30,821,875
                                                                                    -------------
Total Bonds (Cost $113,622,871)                                                       117,187,579
                                                                                    -------------
                                                                    SHARES
                                                                 -------------
SHORT-TERM INVESTMENTS -- 1.95%
OTHER -- 1.95%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $2,285,654)                                                  2,285,654          2,285,654
                                                                                    -------------

Total Investments
  (Cost $115,908,525) -- 102.15% (a)                                                  119,473,233
Liabilities, less cash and
  other assets -- (2.15)%                                                              (2,519,566)
                                                                                    -------------
Net Assets -- 100%                                                                  $ 116,953,667
                                                                                    =============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $115,908,676; and net unrealized appreciation consisted of:

              Gross unrealized appreciation                                         $   4,076,978
              Gross unrealized depreciation                                              (512,421)
                                                                                    -------------
              Net unrealized appreciation                                           $   3,564,557
                                                                                    =============

(b) Variable rate note -- The rate disclosed is that in effect at June 30, 2003.
(c) Security is in default.
(d) Security is illiquid. These securities amounted to $57,115 or 0.05% of net assets.

% Represents a percentage of net assets.
E.E.T.C.:   Enhanced Equipment Trust Certificate.
FRN:        Floating rate note -- The rate disclosed is that in effect at
            June 30, 2003.
144A:       Security exempt from registration under Rule 144A of the Securities
            Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2003, the value of these securities amounted to $1,926,752 or 1.65% of net assets.

                 See accompanying notes to financial statements

UBS HIGH YIELD FUND

For the fiscal year ended June 30, 2003, Class Y shares of UBS High Yield Fund returned 18.08%, underperforming the Fund's benchmark, the Merrill Lynch High Yield Cash Pay Index, which returned 21.11%. Since its inception on September 30, 1997, the Fund's Class Y shares have returned an average of 4.34% per year, in line with the 4.37% return of the Index. (Returns for all share classes over various time periods are shown on page 75. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

12-MONTH MARKET REVIEW
As the review period began, the high yield market was one of the few sectors of the fixed income market that was generating disappointing results. Despite low interest rates and mounting hopes for an economic recovery, investors shunned high yield bonds during the first three months of the reporting period. Continued accounting scandals, a weak stock market, poor corporate profits, disappointing second-quarter economic results and the growing threat of a war with Iraq all took their toll on the market. In this environment, while all securities declined in value, those with relatively higher credit ratings outperformed their lower-rated counterparts.

High yield market performance then changed course and generated strong returns during the remaining nine months of the period. The mitigating factors behind this reversal were better-than-expected third-quarter 2002 earnings reports, gains in the stock market and a large inflow of cash to high yield mutual funds. During the fourth quarter of 2002 and over the first six months of 2003, the riskiest segment of the high yield market posted the best returns, as the CCC-rated sector outpaced both the B-rated and the BB-rated sectors.

Even in the wake of mixed economic news, high yield bonds continued to rise, buoyed by fundamental and technical improvements. On a fundamental level, a declining default rate, a falling distress ratio, improvement in the ratio of downgrades to upgrades, and companies reporting operating results in line with or better than expectations positively influenced the market. In fact, the number of downgrades to every upgrade fell to a level not seen in several years. From a technical perspective, cash flows into the sector were unusually large. New issuance was met with very strong customer demand, which boded well for high yield issuers who may have needed to refinance debt.

WE ADJUSTED SECTOR WEIGHTS TO MAXIMIZE OPPORTUNITIES
Throughout the reporting period, our globally integrated investment platform--which allows our investment specialists from around the world to share ideas and information--helped us to avoid the fallout from certain high profile bankruptcies that occurred in the high yield market. For example, our telecom analyst in the equity group provided useful insight in determining our investment thesis regarding WorldCom. Ultimately, the collective effort of several analysts within the firm led us to completely avoid the company.

During the fiscal year, we also utilized the expertise of our analysts to proactively adjust the Fund's portfolio in order to take advantage of areas that we believed held the most promise for the Fund. As a result, during the first half of the reporting period, our overweights to the broadcasting, gaming, and printing and publishing sectors added to the Fund's performance. In the first quarter of 2003, however, many securities in the Fund were called or tendered. Given that a number of these holdings were in broadcasting, we took the opportunity to reduce our overweight to this area. At the same time, our analysis led us to add to the Fund's position in printing and publishing and chemicals.

As the period drew to a close, we reduced our overweight to gaming as a result of analysis that pointed to less attractive valuations and increased competitive activity within the industry. We further increased our holdings in printing, and reduced our weighting to yellow page publishers at this time.

LOOKING AHEAD
At current levels, we believe the US high yield market holds value for long-term investors. This view is based on our outlook for moderate economic improvement and expected lower default rates, coupled with generally improving credit fundamentals.

TOTAL RETURN

                                              6 MONTHS      1 YEAR      3 YEARS     5 YEARS   INCEPTION*
                                                ENDED        ENDED       ENDED       ENDED        TO
                                               6/30/03      6/30/03     6/30/03     6/30/03    6/30/03
--------------------------------------------------------------------------------------------------------
UBS High Yield Fund Class A                     12.78%       17.70%       3.71%        N/A       3.04%
--------------------------------------------------------------------------------------------------------
UBS High Yield Fund Class B                     12.19        16.83         N/A         N/A       8.10
--------------------------------------------------------------------------------------------------------
UBS High Yield Fund Class C                     12.50        17.29         N/A         N/A       8.47
--------------------------------------------------------------------------------------------------------
UBS High Yield Fund Class Y                     12.67        18.08        3.99        3.36%      4.34
--------------------------------------------------------------------------------------------------------
UBS High Yield Fund Class A**                    7.67        12.40        2.14         N/A       1.99
--------------------------------------------------------------------------------------------------------
UBS High Yield Fund Class B**                    7.19        11.83         N/A         N/A       5.84
--------------------------------------------------------------------------------------------------------
UBS High Yield Fund Class C**                   10.69        15.45         N/A         N/A       7.82
--------------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Cash Pay Index         17.24        21.11        6.22        3.59       4.37
--------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS HIGH YIELD FUND CLASS A IS 12/31/98. INCEPTION DATE OF CLASS B AND CLASS C IS 11/07/01. INCEPTION DATE OF CLASS Y AND, FOR ILLUSTRATION PURPOSES, THE INDEX, IS 9/30/97.

** RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS High Yield Fund Class Y shares and the Merrill Lynch High Yield Cash Pay Index if you had invested $10,000 on September 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2003. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS HIGH YIELD FUND CLASS Y VS. MERRILL LYNCH HIGH YIELD CASH PAY INDEX

Wealth Value With Dividends

                          UBS HIGH YIELD FUND CLASS Y              MERRILL LYNCH HIGH YIELD CASH PAY INDEX
                                     $ 10,000                                        $ 10,000
                                     $  9,952                                        $ 10,066
                                     $ 10,052                                        $ 10,162
                                     $ 10,239                                        $ 10,258
                                     $ 10,470                                        $ 10,411
                                     $ 10,542                                        $ 10,454
                                     $ 10,673                                        $ 10,544
                                     $ 10,680                                        $ 10,594
                                     $ 10,710                                        $ 10,668
6/30/1998                            $ 10,822                                        $ 10,721
                                     $ 10,979                                        $ 10,782
                                     $ 10,424                                        $ 10,317
                                     $ 10,571                                        $ 10,337
                                     $ 10,504                                        $ 10,167
                                     $ 11,101                                        $ 10,630
                                     $ 11,028                                        $ 10,634
                                     $ 11,293                                        $ 10,739
                                     $ 11,349                                        $ 10,657
                                     $ 11,470                                        $ 10,749
                                     $ 11,636                                        $ 10,917
                                     $ 11,404                                        $ 10,841
6/30/1999                            $ 11,349                                        $ 10,821
                                     $ 11,337                                        $ 10,837
                                     $ 11,280                                        $ 10,727
                                     $ 11,246                                        $ 10,686
                                     $ 11,246                                        $ 10,623
                                     $ 11,474                                        $ 10,745
                                     $ 11,564                                        $ 10,801
                                     $ 11,419                                        $ 10,748
                                     $ 11,383                                        $ 10,757
                                     $ 11,118                                        $ 10,606
                                     $ 11,191                                        $ 10,610
                                     $ 11,154                                        $ 10,493
6/30/2000                            $ 11,351                                        $ 10,673
                                     $ 11,474                                        $ 10,750
                                     $ 11,610                                        $ 10,881
                                     $ 11,462                                        $ 10,818
                                     $ 11,104                                        $ 10,500
                                     $ 10,597                                        $ 10,171
                                     $ 10,965                                        $ 10,392
                                     $ 11,535                                        $ 11,011
                                     $ 11,657                                        $ 11,185
                                     $ 11,454                                        $ 11,037
                                     $ 11,440                                        $ 10,917
                                     $ 11,535                                        $ 11,127
6/30/2001                            $ 11,144                                        $ 10,897
                                     $ 11,270                                        $ 11,067
                                     $ 11,369                                        $ 11,174
                                     $ 10,636                                        $ 10,457
                                     $ 10,976                                        $ 10,765
                                     $ 11,471                                        $ 11,115
                                     $ 11,419                                        $ 11,036
                                     $ 11,414                                        $ 11,098
                                     $ 11,161                                        $ 10,991
                                     $ 11,389                                        $ 11,253
                                     $ 11,503                                        $ 11,431
                                     $ 11,371                                        $ 11,370
6/30/2002                            $ 10,811                                        $ 10,561
                                     $ 10,625                                        $ 10,141
                                     $ 10,889                                        $ 10,395
                                     $ 10,731                                        $ 10,228
                                     $ 10,745                                        $ 10,142
                                     $ 11,250                                        $ 10,750
                                     $ 11,331                                        $ 10,911
                                     $ 11,502                                        $ 11,225
                                     $ 11,612                                        $ 11,370
                                     $ 11,969                                        $ 11,665
                                     $ 12,479                                        $ 12,320
                                     $ 12,497                                        $ 12,453
6/30/2003                            $ 12,766                                        $ 12,793

9/30/97 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2003

                                                          PERCENTAGE OF
                                                            NET ASSETS
------------------------------------------------------------------------
NUCO, Inc.
12.000%, due 10/31/04                                          2.5%
Mediacom LLC
9.500%, due 01/15/13                                           1.4
AES Corp.
9.375%, due 09/15/10                                           1.4
Tommy Hilfiger USA, Inc.
6.850%, due 06/01/08                                           1.1
Sequa Corp.
9.000%, due 08/01/09                                           0.9
Insight Communications Co., Inc.
0.000%, due 02/15/11                                           0.9
Luigino's, Inc.
10.000%, due 02/01/06                                          0.9
HMH Properties, Inc.
8.450%, due 12/01/08                                           0.9
Grey Wolf, Inc.
8.875%, due 07/01/07                                           0.9
Levi Strauss & Co.
12.250%, due 12/15/12                                          0.9
-----------------------------------------------------------------------
Total                                                         11.8%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2003

U.S. CORPORATE BONDS
  Aerospace & Defense                         0.31%
  Aerospace & Military                        2.15
  Appliances & Household Durables             0.70
  Autos/Durables                              1.71
  Building Materials                          2.92
  CableTV/Pay Services                        4.06
  Chemicals                                   4.71
  Computer Systems                            1.22
  Construction                                0.78
  Consumer                                    0.51
  Consumer Durables                           0.76
  Electric Components                         2.02
  Energy                                      6.96
  Environmental                               0.59
  Financial Services                          2.77
  Food & Household Products                   5.00
  Food and Beverage                           0.51
  Gaming                                      3.64
  Health: Drugs                               0.89
  Health: Non-Drugs                           3.11
  Healthcare                                  0.62
  Housing/Paper                               1.92
  Industrial Components                       1.55
  Leisure & Tourism                           4.64
  Machinery & Engineering                     0.88
  Metals Steel                                0.60
  Multi-Industry                              0.42
  Non-Durables                                1.97
  Packaging & Containers                      0.45%
  Publishing                                  5.56
  Radio Broadcasting                          1.17
  Real Estate                                 0.71
  Recreation                                  0.64
  Restaurants                                 0.24
  Retail/Apparel                              4.65
  Services/Miscellaneous                      8.32
  Technology                                  0.12
  Telecommunications                          5.56
  Telecommunications - Wireless               3.49
  Telecommunications - Services               0.51
  Television Broadcasting                     4.36
  Transportation                              0.89
  Utilities                                   2.95
                                           -------
           Total U.S. Corporate Bonds        97.54
U.S. EQUITIES

Retail/Apparel                                0.01
Services/Miscellaneous                        0.31
                                           -------
  Total U.S. Equities                         0.32
Convertible Preferred                         0.17
International Dollar Bonds                    0.29
Warrants                                      0.17
                                           -------
  TOTAL INVESTMENTS                          98.49
CASH AND OTHER ASSETS,
  LESS LIABILITIES                            1.51
                                           -------
NET ASSETS                                  100.00%
                                           =======

                 UBS HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003

                                                                     FACE
                                                                    AMOUNT             VALUE
                                                                 -------------      -------------
U.S. BONDS -- 97.83%
U.S. CORPORATE BONDS -- 97.54%
Acetex Corp.
  10.875%, due 08/01/09                                          $     300,000      $     333,375
Adelphia Communications Corp., Series B (e)
  8.375%, due 02/01/08                                               1,650,000          1,023,000
Advanced Medical Optics, Inc.
  9.250%, due 07/15/10                                                 325,000            352,625
AES Corp.
  9.375%, due 09/15/10                                               2,521,000          2,533,605
Ainsworth Lumber Co., Ltd.
  12.500%, due 07/15/07                                              1,250,000          1,412,500
AK Steel Corp.
  7.750%, due 06/15/12                                               1,300,000          1,079,000
Alamosa Delaware, Inc.
  12.500%, due 02/01/11                                              1,750,000          1,435,000
Alamosa Holdings, Inc. (c)
  12.875%, due 02/15/10                                                350,000            203,000
Alderwoods Group, Inc.
  12.250%, due 01/02/09                                              1,000,000          1,045,000
Allbritton Communications Co., 144A
  7.750%, due 12/15/12                                                 550,000            567,875
Alliance Gaming Corp., Series B
  10.000%, due 08/01/07                                                250,000            259,375
Allied Waste North America
  7.875%, due 04/15/13                                                 325,000            340,031
  8.500%, due 12/01/08 Series B                                        250,000            268,750
  10.000%, due 08/01/09 Series B                                     1,000,000          1,062,500
American Color Graphics, Inc., 144A
  10.000%, due 06/15/10                                                850,000            845,750
American Eco Corp., Series B (e) (f)
  9.625%, due 05/15/08                                               5,500,000                550
American Restaurant Group, Inc., Series D
  11.500%, due 11/01/06                                                523,000            360,870
Ameristar Casino, Inc.
  10.750%, due 02/15/09                                              1,000,000          1,133,750
AMI Semiconductor, Inc., 144A
  10.750%, due 02/01/13                                                825,000            932,250
Amkor Technology, Inc.
  7.750%, due 05/15/13 144A                                            750,000            712,500
  9.250%, due 02/15/08                                                 500,000            520,000
Anchor Glass Container Corp., 144A
  11.000%, due 02/15/13                                                700,000            764,750
Argo-Tech Corp.
  8.625%, due 10/01/07                                                 600,000            558,000
Atrium Cos., Inc., Series B
  10.500%, due 05/01/09                                              1,175,000          1,257,250
B&G Foods, Inc., Series D
  9.625%, due 08/01/07                                                 975,000          1,004,250
Bally Total Fitness Holding Corp.,
  9.875%, due 10/15/07 Series D                                        450,000            410,625
  10.500%, due 07/15/11 144A                                           600,000            600,000
BE Aerospace, Inc., Series B
  8.875%, due 05/01/11                                               1,500,000          1,177,500
Bear Island Paper Co., LLC, Series B
  10.000%, due 12/01/07                                                525,000            435,750
Belden & Blake Corp., Series B
  9.875%, due 06/15/07                                               1,250,000          1,181,250
Berry Plastics Corp.
  10.750%, due 07/15/12                                          $   1,050,000      $   1,155,000
Better Minerals & Aggreg
  13.000%, due 09/15/09                                                825,000            548,625
Block Communications, Inc.
  9.250%, due 04/15/09                                                 500,000            545,000
Brickman Group Ltd., (The) 144A
  11.750%, due 12/15/09                                                750,000            838,125
Buckeye Technologies, Inc.
  8.500%, due 12/15/05                                               1,475,000          1,467,625
Buffets, Inc.
  11.250%, due 07/15/10                                              1,250,000          1,237,500
Building Materials Corp. of America, Series B
  7.750%, due 07/15/05                                                 750,000            735,000
Cadmus Communications Corp.
  9.750%, due 06/01/09                                                 995,000          1,060,919
Calpine Corp.
  8.500%, due 02/15/11                                               1,050,000            787,500
Centennial Cellular Corp.
  10.750%, due 12/15/08                                                850,000            782,000
Centennial Cellular Operating Co., 144A
  10.125%, due 06/15/13                                                500,000            495,000
Charter Communications Holdings
  8.250%, due 04/01/07                                               1,500,000          1,155,000
  10.000%, due 04/01/09                                              2,000,000          1,530,000
Chesapeake Energy Corp.
  8.125%, due 04/01/11                                                 875,000            942,812
Chippac International Co., Ltd., Series B
  12.750%, due 08/01/09                                                575,000            646,875
Coaxial Communications of Central Ohio, Inc.
  10.000%, due 08/15/06                                                825,000            850,781
Collins & Aikman Products
  10.750%, due 12/31/11                                              1,575,000          1,386,000
Cooperative Computing, Inc., 144A
  10.500%, due 06/15/11                                                600,000            615,000
Crown Castle International Corp.
  9.375%, due 08/01/11                                               1,000,000          1,040,000
  10.750%, due 08/01/11                                                850,000            926,500
Crown Cork & Seal Co., Inc.
  8.000%, due 04/15/23                                                 500,000            402,500
Crown European Holdings S.A., 144A
  9.500%, due 03/01/11                                                 875,000            945,000
  10.875%, due 03/01/13                                              1,000,000          1,090,000
CSC Holdings, Inc.
  7.625%, due 04/01/11                                                 135,000            136,350
  7.875%, due 12/15/07                                                 750,000            766,875
  8.125%, due 08/15/09 Series B                                      1,050,000          1,086,750
Dayton Superior Corp.,
  10.750%, due 09/15/08 144A                                         1,000,000            990,000
  13.000%, due 06/15/09 (f)                                            675,000            573,750
Delhaize America, Inc.
  8.125%, due 04/15/11                                               1,275,000          1,396,125
Desa International, Inc.
  9.875%, due 12/15/07 (e)                                           3,000,000             30,000
Dex Media East LLC
  12.125%, due 11/15/12                                                425,000            502,563
DirecTV Holdings LLC, 144A
  8.375%, due 03/15/13                                                 500,000            557,500

                                                                     FACE
                                                                    AMOUNT             VALUE
                                                                 -------------      -------------
Doane Pet Care Co.
  10.750%, due 03/01/10                                          $     700,000      $     763,000
Doane Products
  9.750%, due 05/15/07                                                 300,000            283,500
Dobson Communications Corp.
  10.875%, due 07/01/10                                              1,150,000          1,242,000
Dobson Sygnet Communications Co.
  12.250%, due 12/15/08                                                250,000            267,500
Dura Operating Corp., Series D
  9.000%, due 05/01/09                                               1,000,000            920,000
Dynegy Holdings, Inc.
  6.875%, due 04/01/11                                               1,750,000          1,470,000
  8.125%, due 03/15/05                                                 450,000            437,625
Equistar Chemicals LP
  6.500%, due 02/15/06                                               1,300,000          1,241,500
Esterline Technologies Corp., 144A
  7.750%, due 06/15/13                                               1,000,000          1,025,000
Extendicare Health Services, Inc.
  9.350%, due 12/15/07                                               1,250,000          1,190,625
  9.500%, due 07/01/10                                                 365,000            383,250
Fedders North America
  9.375%, due 08/15/07                                                 120,000             99,600
Felcor Lodging LP
  8.500%, due 06/01/11                                                 175,000            176,313
  9.500%, due 09/15/08                                                 450,000            464,625
Fisher Scientific International, Inc.
  8.125%, due 05/01/12                                                 300,000            321,000
  8.125%, due 05/01/12 144A                                            200,000            214,000
Fort James Corp.
  6.875%, due 09/15/07                                                 350,000            356,125
Four M Corp., Series B
  12.000%, due 06/01/06                                                850,000            854,250
Frontier Corp., 144A
  8.000%, due 04/15/13                                                 400,000            418,000
Frontier Oil Corp.
  11.750%, due 11/15/09                                                400,000            440,000
FrontierVision Holdings L.P., Series B (e)
  11.875%, due 09/15/07                                                275,000            220,000
GEO Specialty Chemicals
  10.125%, due 08/01/08                                                800,000            480,000
Georgia-Pacific Corp.,
  9.375%, due 02/01/13 144A                                            750,000            826,875
  9.500%, due 12/01/11                                                 500,000            550,625
Giant Industries
  9.000%, due 09/01/07                                               1,225,000          1,157,625
Granite Broadcasting Corp.
  8.875%, due 05/15/08                                                 500,000            488,750
  10.375%, due 05/15/05                                                300,000            299,250
Gray Television, Inc.
  9.250%, due 12/15/11                                                 680,000            751,400
Grey Wolf, Inc., Series C
  8.875%, due 07/01/07                                               1,500,000          1,541,250
Hanger Orthopedic Group, Inc.
  11.250%, due 06/15/09                                                775,000            837,000
HMH Properties, Inc., Series C
  8.450%, due 12/01/08                                               1,495,000          1,543,587
Hollinger International Publishing Corp.
  9.000%, due 12/15/10                                                 750,000            802,500
Hollinger, Inc., 144A
  11.875%, due 03/01/11                                          $     425,000      $     471,750
Hornbeck-Leevac Marine Services
  10.625%, due 08/01/08                                                750,000            826,875
Host Marriott LP, Series E
  8.375%, due 02/15/06                                                 900,000            931,500
Houghton Mifflin Co., 144A
  9.875%, due 02/01/13                                                 775,000            840,875
Huntsman ICI Chemicals, LLC
  10.125%, due 07/01/09                                                700,000            672,000
Hyperion Telecommunications (e)
  12.000%, due 11/01/07                                              2,000,000             20,000
IASIS Healthcare Corp., 144A
  8.500%, due 10/15/09                                                 500,000            505,000
IMC Global, Inc., 144A
  11.250%, due 06/01/11                                              1,000,000          1,040,000
Ingles Markets, Inc.
  8.875%, due 12/01/11                                               1,000,000          1,006,250
Insight Communications Co., Inc. (c)
  0.000%, due 02/15/11                                               2,000,000          1,660,000
Insight Midwest, LP
  10.500%, due 11/01/10                                                695,000            762,762
InterAct Operating Co., Inc. (e) (f) (g)
  14.000%, due 08/01/03                                             13,545,110                  0
Interface, Inc.
  10.375%, due 02/01/10                                              1,000,000            960,000
IPC Acquisition Corp.,
  11.500%, due 12/15/09                                                825,000            874,500
Iron Mountain, Inc.
  7.750%, due 01/15/15                                                 475,000            502,313
Jafra Cosmetics International, Inc., 144A
  10.750%, due 05/15/11                                                500,000            522,500
John Q. Hammons Hotels, Inc., Series B
  8.875%, due 05/15/12                                               1,400,000          1,470,000
Kansas City Southern
  7.500%, due 06/15/09                                                 750,000            777,187
Le-Natures, Inc., 144A
  9.000%, due 06/15/13                                                 900,000            927,000
Levi Strauss & Co
  12.250%, due 12/15/12                                              1,850,000          1,540,125
Lodgenet Entertaiment Corp.
  9.500%, due 06/15/13                                                 700,000            717,500
Luigino's, Inc.
  10.000%, due 02/01/06                                              1,550,000          1,612,000
Lyondell Chemical Co., Series A
  9.625%, due 05/01/07                                                 500,000            490,000
Mail-Well Corp.,
  8.750%, due 12/15/08 Series B                                        250,000            236,250
  9.625%, due 03/15/12                                               1,000,000          1,052,500
Majestic Investment Holdings LLC,
  11.653%, due 11/30/07                                              1,000,000          1,003,750
Majestic Star Casino LLC, Series B
  10.875%, due 07/01/06                                              1,000,000          1,046,250
Massey Energy Co.
  6.950%, due 03/01/07                                               1,075,000          1,032,000
Mediacom LLC
  9.500%, due 01/15/13                                               2,440,000          2,580,300
Merisant Co., 144A
  9.500%, due 07/15/13                                                 600,000            621,000

                                                                     FACE
                                                                    AMOUNT             VALUE
                                                                 -------------      -------------
Meristar Hospitality Corp.
  9.000%, due 01/15/08                                           $     625,000      $     617,188
  9.125%, due 01/15/11                                                 200,000            196,000
Millennium America, Inc.
  7.000%, due 11/15/06                                                 500,000            505,000
  9.250%, due 06/15/08                                                 900,000            967,500
Mirant Americas Generation, Inc.
  7.625%, due 05/01/06                                               1,450,000          1,116,500
Mortons Restaurant Group, Inc., 144A
  7.500%, due 07/01/10                                                 500,000            427,500
Mothers Work, Inc.
  11.250%, due 08/01/10                                                700,000            756,000
MTR Gaming Group, Inc., 144A
  9.750%, due 04/01/10                                               1,350,000          1,390,500
Nexstar Finance Holdings, Inc., LLC, 144A (c)
  0.000%, due 04/01/13                                                 975,000            649,594
Nexstar Finance, Inc., LLC
  12.000%, due 04/01/08                                                760,000            847,400
Nextel Partners, Inc.,
  8.125%, due 07/01/11 144A                                            675,000            673,313
  12.500%, due 11/15/09                                                525,000            590,625
Nextmedia Operating, Inc.
  10.750%, due 07/01/11                                                250,000            280,000
Nortek Holdings, Inc., Series B
  9.125%, due 09/01/07                                                 600,000            627,000
  9.250%, due 03/15/07                                                 625,000            643,750
  9.875%, due 06/15/11                                                 200,000            210,500
NUCO, Inc. (g) (f)
  12.000%, due 10/31/04                                              5,000,000          4,500,000
Orion Refining Corp. (e) (f) (g)
  10.000%, due 11/15/04                                              3,829,177                 38
Owens-Brockway Glass Corp.
  8.875%, due 02/15/09                                                 850,000            922,250
Owens-Illinois, Inc.
  7.350%, due 05/15/08                                                 400,000            400,000
Pacifica Papers, Inc.
  10.000%, due 03/15/09                                                595,000            633,675
Parker Drilling Corp.
  5.500%, due 08/01/04                                                 450,000            449,438
  10.125%, due 11/15/09 Series B                                     1,000,000          1,080,000
Pathmark Stores, Inc.
  8.750%, due 02/01/12                                               1,000,000          1,035,000
Paxson Communications Corp. (c)
  0.000%, due 01/15/09                                               1,100,000            918,500
Penn National Gaming, Inc.
  8.875%, due 03/15/10                                                 975,000          1,033,500
  11.125%, due 03/01/08 Series B                                       220,000            243,650
Per-Se Technologies, Inc., Series B
  9.500%, due 02/15/05                                               1,000,000          1,020,000
Perry Ellis International, Inc., Series B
  9.500%, due 03/15/09                                               1,000,000          1,037,500
Petco Animal Supplies, Inc.,
  10.750%, due 11/01/11                                              1,190,000          1,356,600
Phillips-Van Heusen Corp.
  9.500%, due 05/01/08                                                 500,000            517,500
Plains Exploration & Production Co., Series B
  8.750%, due 07/01/12                                                 950,000          1,016,500
Pliant Corp., 144A
  11.125%, due 09/01/09                                                700,000            743,750
PolyOne Corp., 144A
  10.625%, due 05/15/10                                          $     750,000      $     731,250
Premier Graphics, Inc. (e) (f)
  11.500%, due 12/01/05                                              4,250,000                  0
Premier Parks, Inc.
  9.750%, due 06/15/07                                                 325,000            321,750
Prime Hospitality Corp., Series B
  8.375%, due 05/01/12                                                 575,000            552,000
Prime Medical Services, Inc.
  8.750%, due 04/01/08                                               1,400,000          1,316,000
PRIMEDIA, Inc.
  8.875%, due 05/15/11                                               1,000,000          1,052,500
Qwest Capital Funding, Inc.
  5.875%, due 08/03/04                                                 750,000            718,125
  7.000%, due 08/03/09                                               1,250,000          1,028,125
Qwest Corp., 144A
  8.875%, due 03/15/12                                                 550,000            614,625
Qwest Services Corp., 144A
  13.500%, due 12/15/10                                              1,143,000          1,291,590
R.H. Donnelly, Inc.
  9.125%, due 06/01/08                                               1,100,000          1,122,000
Reliant Resources, Inc., 144A
  9.250%, due 07/15/10                                                 350,000            351,750
  9.500%, due 07/15/13                                                 500,000            503,750
Rhodia S.A., 144A
  8.875%, due 06/01/11                                                 750,000            776,250
Rite Aid Corp., 144A
  8.125%, due 05/01/10                                                 550,000            569,250
Riverwood International Corp.
  10.875%, due 04/01/08                                                525,000            538,125
Roundy's, Inc., Series B
  8.875%, due 06/15/12                                                 600,000            627,000
Samina Corp., 144A
  10.375%, due 01/15/10                                                750,000            836,250
Samsonite Corp.
  10.750%, due 06/15/08                                              1,200,000          1,227,000
SBA Communications Corp.
  10.250%, due 02/01/09                                                575,000            529,000
Sbarro, Inc.
  11.000%, due 09/15/09                                                930,000            795,150
Seagate Technology Hdd Holdings
  8.000%, due 05/15/09                                                 750,000            811,875
Semco Energy, Inc., 144A
  7.125%, due 05/15/08                                                 450,000            470,250
Sequa Corp.
  9.000%, due 08/01/09                                               1,575,000          1,669,500
Silgan Corp.
  9.000%, due 06/01/09                                                 550,000            569,250
Sinclair Broadcast Group, Inc.
  8.000%, due 03/15/12                                                 725,000            773,937
  8.750%, due 12/15/11                                                 750,000            823,125
Six Flags, Inc.
  8.875%, due 02/01/10                                               1,000,000            960,000
  9.500%, due 02/01/09                                                 100,000             98,500
  9.750%, due 04/15/13 144A                                            250,000            247,500
Southern Energy, 144A
  7.400%, due 07/15/04                                                 525,000            391,125
Spanish Broadcasting System
  9.625%, due 11/01/09                                               1,250,000          1,328,125

                                                                     FACE
                                                                    AMOUNT             VALUE
                                                                 -------------      -------------
SPX Corp.
  7.500%, due 01/01/13                                           $     500,000      $     541,250
Starwood Hotels & Resorts Worldwide, Inc.
  7.190%, due 05/01/12                                               1,000,000          1,095,000
Stone Container Corp.
  8.375%, due 07/01/12                                                 500,000            536,250
Superior National Capital Trust I (c) (e) (f)
  10.750%, due 12/01/17                                                900,000                  0
Sybron Dental Specialties, Inc.
  8.125%, due 06/15/12                                                 750,000            791,250
Team Health, Inc., Series B
  12.000%, due 03/15/09                                              1,100,000          1,127,500
Tembec Industries, Inc.
  7.750%, due 03/15/12                                               1,000,000            970,000
  8.500%, due 02/01/11                                                 250,000            247,500
Tenneco Automotive, Inc., 144A
  10.250%, due 07/15/13                                                750,000            759,375
Terra Capital, Inc.
  12.875%, due 10/15/08                                                750,000            798,750
Terra Capital, Inc., 144A
  11.500%, due 06/01/10                                                500,000            460,000
Tesoro Petroleum Corp., Series B
  9.000%, due 07/01/08                                               1,250,000          1,131,250
Tommy Hilfiger USA, Inc.
  6.850%, due 06/01/08                                               2,050,000          2,039,750
Town Sports Int'l, Inc., 144A
  9.625%, due 04/15/11                                                 300,000            313,500
Triad Hospitals, Inc., Series B
  8.750%, due 05/01/09                                                 450,000            478,688
Trico Marine Services, Inc.
  8.875%, due 05/15/12                                               1,000,000            860,000
Triton PCS, Inc.,
  8.500%, due 06/01/13 144A                                            500,000            537,500
  9.375%, due 02/01/11                                               1,425,000          1,457,062
Tropical Sportswear Int'l Corp., Series A
  11.000%, due 06/15/08                                                275,000            283,250
United Components, Inc., 144A
  9.374%, due 06/15/13                                                 750,000            778,125
Unisys Corp.
  6.875%, due 03/15/10                                                 750,000            780,000
Vertis, Inc.,
  9.750%, due 04/01/09 144A                                            450,000            468,000
  10.875%, due 06/15/09 Series B                                       650,000            650,000
Von Hoffmann Press, Inc.
  10.250%, due 03/15/09                                                725,000            775,750
  10.375%, due 05/15/07 (d)                                            750,000            752,812
Wheeling Island Gaming, Inc.
  10.125%, due 12/15/09                                              1,275,000          1,282,969
William Carter Co., Series B
  10.875%, due 08/15/11                                                775,000            875,750
Winsloew Furniture, Inc., Series B
  12.750%, due 08/15/07                                                250,000            148,125
WRC Media, Inc.
  12.750%, due 11/15/09                                              1,000,000          1,041,250
Wynn Las Vegas LLC
  12.000%, due 11/01/10                                                500,000            552,500
XM Satellite Radio, Inc., 144A
  12.000%, due 06/15/10                                                800,000            784,000
Young Broadcasting, Inc.
  8.500%, due 12/15/08                                           $   1,375,000      $   1,471,250
  10.000%, due 03/01/11                                                136,000            147,220
                                                                                    -------------
                                                                                      175,788,892
                                                                                    -------------
INTERNATIONAL DOLLAR BONDS -- 0.29%
Methanex Corp.
  7.750%, due 08/15/05                                                 500,000            525,000
                                                                                    -------------
Total U.S. Bonds (Cost $208,474,164)                                                  176,313,892
                                                                                    -------------

                                                                    SHARES
                                                                 -------------
EQUITIES -- 0.66%
COMMON STOCKS -- 0.32%
AIRLINES -- 0.00%
Sabreliner Corp. (f) (g)                                                 8,400                  0
                                                                                    -------------
ELECTRONICS -- 0.00%
Communications & Power Industries
  Holding Corp. (b)                                                      1,400                 14
                                                                                    -------------
FOOD & HOUSEHOLD PRODUCTS -- 0.00%
Aurora Foods, Inc. (b)                                                     174                 61
                                                                                    -------------
RETAIL/APPAREL -- 0.01%
Samuels Jewelers, Inc.(b) (f) (g)                                      605,400             27,243
                                                                                    -------------
SERVICES/MISCELLANEOUS -- 0.31%
Metal Management, Inc. (b) (f)                                          16,785            298,270
Packaged Ice, Inc. (b)                                                  74,223            253,100
Song Networks Holding AB, ADR (f) (g)                                   61,644                  0
Waste Systems International, Inc. (f) (g)                              664,249                  0
                                                                                    -------------
                                                                                          551,370
                                                                                    -------------
TELECOMMUNICATIONS- SERVICES -- 0.00%
PNV, Inc.(b)                                                            79,417                 24
RCN Corp. (b)                                                              466                922
                                                                                    -------------
                                                                                              946
                                                                                    -------------
                                                                                          579,634
                                                                                    -------------
CONVERTIBLE PREFERRED -- 0.17%
METALS - STEEL -- 0.00%
Weirton Steel Corp., Series C
  Convertible (Zero Coupon)                                              1,800                 18
                                                                                    -------------
PUBLISHING -- 0.17%
CSC Holdings, Inc. (b)
  Series M, 11.125%                                                      3,000            307,500
                                                                                    -------------
SERVICES/MISCELLANEOUS -- 0.00%
American Restaurant Group, Inc., (f) (g)
  Series B, PIK 12.000%                                                     78                  0
DigitalGlobe, Inc.,
  Series C PIK 8.500%                                                  401,431              4,014
ICG Holdings, Inc., (e) (f) (g)
  PIK 14.000% Preferred                                                  2,218                  0
Waste Systems International, Inc., (e) (f) (g)
  Series E, PIK 8.000%                                                   5,428                  0
                                                                                    -------------
                                                                                            4,014
                                                                                    -------------
TELECOMMUNICATION SERVICES -- 0.00%
InterAct Electronic Marketing, Inc. (f) (g)
  14.000%                                                               19,500                  0
                                                                                    -------------
                                                                                          311,532
                                                                                    -------------

                                                                   NUMBER OF
                                                                    WARRANTS            VALUE
                                                                 -------------      -------------
WARRANTS (b) -- 0.17%
Arcadia Financial Ltd.,
  expires 04/15/08 (f) (g)                                               6,000      $           0
Dayton Superior Corp., 144A,
  expires 06/15/09 (f) (g)                                                 225                  2
Electronic Retailing Systems International, Inc., 144A
  expires 02/01/04 (f) (g)                                              13,700                  0
InterAct Electronic Marketing, Inc., 144A
  expires 08/01/03 (f) (g)                                              19,500                  0
InterAct Electronic Marketing, Inc.,
  expires 12/31/09 (f) (g)                                              19,500                  0
Knology, Inc., expires 10/15/07 (b) (f) (g), 144A                       16,995                  0
Leap Wireless International, Inc., 144A,
  expires 04/15/10 (f) (g)                                                 200                  0
Nuco2 Inc (f) (g)                                                      109,290            301,641
Pathnet, Inc.,
  expires 03/15/07 (f) (g)                                               6,275                  0
Pliant Corp., 144A,
  expires 06/01/10 (f)                                                     160                160
Samuels Jewelers, Inc.,
  expires 09/29/03 (f) (g)                                              13,146      $          13
UIH Australia Pacific, Inc., 144A
  expires 05/15/06 (b) (f) (g)                                          10,000                  0
Wam!Net, Inc.,
  expires 03/01/05 (f) (g)                                              26,250                  0
Winsloew Furniture, Inc., 144A,
  expires 08/15/07 (f)                                                     250                  3
                                                                                    -------------
                                                                                          301,819
                                                                                    -------------
Total Equities (Cost $25,022,256)                                                       1,192,985
                                                                                    -------------
Total Investments
  (Cost $233,496,420) -- 98.49% (a)                                                   177,506,877

Cash and other assets,
  less liabilities -- 1.51%                                                             2,719,768
                                                                                    -------------
Net Assets -- 100%                                                                  $ 180,226,645
                                                                                    =============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $233,789,078; and net unrealized depreciation consisted of:

            Gross unrealized appreciation                                           $   8,915,369
            Gross unrealized depreciation                                             (65,197,570)
                                                                                    -------------
                     Net unrealized depreciation                                    $ (56,282,201)
                                                                                    =============

(b) Non-income producing security.
(c) Step bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2003. Maturity date disclosed is the ultimate maturity date.
(d) Variable rate note -- The rate disclosed is that in effect at June 30, 2003.
(e) Security is in default.
(f) Security is illiquid. These securities amounted to $5,701,512 or 3.16% of net assets.
(g) Security is being fair valued by a management committee under the direction of the Board of Trustees. At June 30, 2003, the value of these securities amounted to $4,828,937 or 2.68% of net assets.

%     Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2003, the value of these securities amounted to $32,134,662 or 17.83% of net assets.
ADR:  America Depositary Receipt.
PIK:  Payment In Kind.

                 See accompanying notes to financial statements

UBS INTERNATIONAL EQUITY FUND

For the fiscal year ended June 30, 2003, Class Y shares of UBS International Equity Fund declined 9.21%, underperforming the 5.53% decline of the MSCI World Ex USA (Free) Index. However, since its inception on August 31, 1993 through June 30, 2003, the Fund has slightly outperformed the Index, generating an annual return of 2.39%, compared to a 2.25% return for the Index. (Returns for all share classes over various time periods are shown on page 84. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Recent underperformance has been driven primarily by stock selection within industries. Positive contributions from holdings within banks, insurance and retailing have been overshadowed by negative impacts from selection within consumer durables, tech hardware and utilities. Our currency strategy proved to be a positive contributor to the Fund's performance over the period, as the euro moved to historic highs.

12-MONTH MARKET REVIEW
The international equity markets took their lead from the US markets over the period, alternating between rising and falling over the four quarters that comprised the fiscal year.

As the period began, many of the issues troubling US investors were also adversely affecting the international markets. The sputtering economy, weak capital spending, geopolitical unrest and heightened concerns over additional terrorist attacks caused investors to shun equities in favor of the relative security offered by the bond market. As a result, stock prices fell, while the fixed income markets posted strong results.

There was a reversal of fortune in the fourth quarter of 2002, as equities outperformed their bond counterparts. Some signs of economic improvement and better-than-expected earnings reports supported global stocks.

This type of volatility continued into the second half of the period. During the first quarter of 2003, most global equity markets fell over concerns relating to the impending war in Iraq. However, positive investor reaction to the short duration of major conflict in Iraq fueled an equity rally. Many of the sectors that performed the poorest during the lengthy bear market did well during this time, including the information technology, telecommunication services, utility and industrial sectors.

SECTOR SELECTION AND RISK MANAGEMENT PLAYED A CRITICAL ROLE
We used the insight provided by our team of analysts via our integrated global investment platform and our proprietary risk management system to strike a prudent balance between sectors sensitive to an economic recovery and those that were relatively immune to economic weakness.

Based on this strategy, the Fund held an overweight position to healthcare. Within the sector, we focused on pharmaceutical companies that offered attractive valuations and the potential to deliver long-term sustainable growth. As the period continued, we added to our overweight in pharmaceuticals, and healthcare stocks became the largest overweight position in the Fund by period end. Notable holdings included Aventis (2.1%), Sanofi (1.31%) and Takeda (1.5%).* The Fund also held an overweight to the consumer discretionary sector, with a meaningful overweight to media, throughout the period. However, this position detracted from overall Fund performance.

Underweighted sectors during the period included financials, and at period end it was our largest underweighted position. Within the sector, we underweighted insurance and diversified financial stocks, and alternated between underweighting and overweighting banks, ending the period with an overweight. Holdings at period end included Royal Bank of

----------
* WEIGHTINGS REPRESENT A PERCENTAGE OF NET ASSETS AS OF 6/30/03. THE FUND'S COMPOSITION WILL DIFFER OVER TIME.

Scotland (2.1%), Barclays (2.0%) and Toronto Dominion (0.89%).*

On a stock level, as we've already mentioned, more recent stock selection decisions within industries led to the Fund's relative underperformance during the period. Positive contributions from holdings within banks, insurance and retailing were overshadowed by the negative impact of stock selection within consumer durables, tech hardware and utilities.

On a currency management level, we leveraged the expertise of the team of currency analysts to implement currency allocation decisions for the Fund. Ultimately, these decisions made a significant contribution to the Fund's overall performance during the period. Specifically, against a backdrop whereby the euro moved to historic highs, we overweighted the euro. An overweight to the undervalued Australian dollar contributed positively to performance, as well. As the currency moved to our fair value estimate over the year, we pared back this overweight in stages. An underweight to the Japanese yen, at a time when it appears that little effort at economic reform is being made in that country, also had a positive impact on performance.

LOOKING AHEAD
Economic data continues to show that the UK is on a moderately improving path. The consumer picture has been very solid, with mortgage refinancing helping the trend continue. In continental Europe, the picture is different. The strengthening of the euro versus the US dollar has bolstered equity returns, but is hurting the competitive position of the European export sector. While companies in Europe have diversified their manufacturing base over the past decade and can shift production to help offset the unfavorable currency position, they cannot completely insulate themselves from the effect of a stronger euro. The Japanese market has bounced off its bottom, but we still see no evidence of economic or corporate reform. Reinforcing the speculative nature of its recent market rise, the lowest-quality, financially distressed companies have been the best performers.

On an industry level, we continue to find attractive valuations in the pharmaceutical sector. This sector has been battered by investor nervousness over regulatory issues, company-specific problems, and some scandals that have resulted in significant fines and penalties. Ultimately, however, we believe that the demographics are positive and that companies with proprietary products and healthy research and development will continue to enjoy high returns of capital that are not currently appreciated by the markets.

----------
* WEIGHTINGS REPRESENT A PERCENTAGE OF NET ASSETS AS OF 6/30/03. THE FUND'S COMPOSITION WILL DIFFER OVER TIME.

TOTAL RETURN

                                              6 MONTHS      1 YEAR      3 YEARS     5 YEARS    INCEPTION*
                                                ENDED        ENDED       ENDED       ENDED         TO
                                               6/30/03      6/30/03     6/30/03     6/30/03      6/30/03
---------------------------------------------------------------------------------------------------------
UBS International Equity Class A                 6.39%       -9.24%     -10.61%      -3.83%       -2.49%
---------------------------------------------------------------------------------------------------------
UBS International Equity Class B                 5.97        -9.94         N/A         N/A        -4.73
---------------------------------------------------------------------------------------------------------
UBS International Equity Class C                 5.83       -10.29         N/A         N/A        -4.82
---------------------------------------------------------------------------------------------------------
UBS International Equity Class Y                 6.37        -9.21      -10.48       -3.64         2.39
---------------------------------------------------------------------------------------------------------
UBS International Equity Class A**               0.58       -14.23      -12.29       -4.92        -3.40
---------------------------------------------------------------------------------------------------------
UBS International Equity Class B**               0.97       -14.24         N/A         N/A        -7.38
---------------------------------------------------------------------------------------------------------
UBS International Equity Class C**               3.71       -12.02         N/A         N/A        -5.51
---------------------------------------------------------------------------------------------------------
MSCI World Ex USA (Free) Index                  10.34        -5.53      -13.29       -3.66         2.25
---------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS INTERNATIONAL EQUITY FUND CLASS A IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C ARE 2/12/02 AND 1/25/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND, FOR ILLUSTRATION PURPOSES, THE INDEX, IS 8/31/93.

** RETURNS INCLUDE SALES CHARGES.

PERFORMANCE IS NET OF WITHHOLDING TAXES ON DIVIDENDS PAID ON INVESTMENTS.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS International Equity Fund Class Y shares and the MSCI World Ex USA (Free) Index if you had invested $10,000 on August 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 2003. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS INTERNATIONAL EQUITY FUND CLASS Y VS. MSCI WORLD EX USA (FREE) INDEX

Wealth Value With Dividends

                               UBS INTERNATIONAL EQUITY FUND CLASS Y       MSCI WORLD EX USA (FREE) INDEX
                                               $ 10,000                                $ 10,000
                                               $  9,720                                $  9,768
                                               $  9,970                                $ 10,096
                                               $  9,290                                $  9,232
                                               $  9,655                                $  9,888
                                               $ 10,336                                $ 10,709
                                               $ 10,026                                $ 10,657
                                               $  9,575                                $ 10,198
                                               $  9,845                                $ 10,619
                                               $  9,855                                $ 10,569
6/30/1994                                      $  9,755                                $ 10,688
                                               $  9,906                                $ 10,807
                                               $ 10,198                                $ 11,078
                                               $  9,906                                $ 10,752
                                               $ 10,078                                $ 11,095
                                               $  9,745                                $ 10,560
                                               $  9,745                                $ 10,628
                                               $  9,403                                $ 10,213
                                               $  9,363                                $ 10,210
                                               $  9,524                                $ 10,840
                                               $  9,836                                $ 11,241
                                               $  9,846                                $ 11,136
6/30/1995                                      $  9,745                                $ 10,955
                                               $ 10,329                                $ 11,618
                                               $ 10,490                                $ 11,191
                                               $ 10,662                                $ 11,406
                                               $ 10,561                                $ 11,111
                                               $ 10,823                                $ 11,427
                                               $ 11,261                                $ 11,875
                                               $ 11,486                                $ 11,956
                                               $ 11,443                                $ 11,991
                                               $ 11,593                                $ 12,243
                                               $ 12,022                                $ 12,604
                                               $ 11,968                                $ 12,388
6/30/1996                                      $ 12,049                                $ 12,447
                                               $ 11,715                                $ 12,081
                                               $ 11,768                                $ 12,133
                                               $ 12,124                                $ 12,463
                                               $ 12,092                                $ 12,378
                                               $ 12,707                                $ 12,895
                                               $ 12,696                                $ 12,719
                                               $ 12,628                                $ 12,330
                                               $ 12,834                                $ 12,513
                                               $ 12,914                                $ 12,519
                                               $ 13,005                                $ 12,599
                                               $ 13,853                                $ 13,432
6/30/1997                                      $ 14,491                                $ 14,144
                                               $ 14,756                                $ 14,407
                                               $ 13,720                                $ 13,324
                                               $ 14,491                                $ 14,072
                                               $ 13,582                                $ 13,013
                                               $ 13,352                                $ 12,860
                                               $ 13,425                                $ 12,982
                                               $ 13,873                                $ 13,539
                                               $ 14,606                                $ 14,420
                                               $ 15,165                                $ 14,887
                                               $ 15,290                                $ 15,002
                                               $ 15,290                                $ 14,935
6/30/1998                                      $ 15,184                                $ 14,998
                                               $ 15,333                                $ 15,097
                                               $ 13,434                                $ 13,169
                                               $ 13,109                                $ 12,793
                                               $ 14,121                                $ 14,128
                                               $ 14,846                                $ 14,846
                                               $ 15,357                                $ 15,405
                                               $ 15,319                                $ 15,403
                                               $ 14,825                                $ 15,016
                                               $ 15,256                                $ 15,636
                                               $ 15,965                                $ 16,312
                                               $ 15,129                                $ 15,477
6/30/1999                                      $ 15,737                                $ 16,074
                                               $ 16,196                                $ 16,539
                                               $ 16,107                                $ 16,584
                                               $ 16,031                                $ 16,769
                                               $ 16,413                                $ 17,417
                                               $ 16,809                                $ 18,024
                                               $ 18,300                                $ 19,683
                                               $ 16,914                                $ 18,488
                                               $ 16,965                                $ 19,006
                                               $ 17,523                                $ 19,787
                                               $ 16,836                                $ 18,758
                                               $ 16,667                                $ 18,304
6/30/2000                                      $ 17,588                                $ 19,094
                                               $ 16,914                                $ 18,364
                                               $ 16,978                                $ 18,603
                                               $ 16,253                                $ 17,639
                                               $ 15,825                                $ 17,159
                                               $ 15,747                                $ 16,466
                                               $ 16,636                                $ 17,032
                                               $ 16,471                                $ 17,064
                                               $ 15,518                                $ 15,713
                                               $ 14,593                                $ 14,647
                                               $ 15,463                                $ 15,671
                                               $ 15,035                                $ 15,160
6/30/2001                                      $ 14,748                                $ 14,541
                                               $ 14,526                                $ 14,286
                                               $ 14,401                                $ 13,905
                                               $ 13,195                                $ 12,500
                                               $ 13,361                                $ 12,806
                                               $ 13,639                                $ 13,309
                                               $ 13,810                                $ 13,393
                                               $ 13,211                                $ 12,712
                                               $ 13,314                                $ 12,788
                                               $ 13,913                                $ 13,468
                                               $ 14,084                                $ 13,551
                                               $ 14,375                                $ 13,732
6/30/2002                                      $ 13,895                                $ 13,175
                                               $ 12,458                                $ 11,864
                                               $ 12,407                                $ 11,844
                                               $ 10,935                                $ 10,588
                                               $ 11,671                                $ 11,144
                                               $ 12,236                                $ 11,657
                                               $ 11,860                                $ 11,280
                                               $ 11,230                                $ 10,850
                                               $ 10,942                                $ 10,636
                                               $ 10,762                                $ 10,431
                                               $ 11,770                                $ 11,437
                                               $ 12,436                                $ 12,149
6/30/2003                                      $ 12,616                                $ 12,447

8/31/93 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF JUNE 30, 2003

                                      PERCENTAGE OF
                                       NET ASSETS
-----------------------------------------------------
Total S.A., Class B                          3.0%
BP PLC                                       2.9
Nestle S.A.                                  2.9
Shell Transport & Trading Co. PLC            2.2
Vodafone Group PLC                           2.2
Royal Bank of Scotland Group PLC             2.1
Aventis S.A.                                 2.1
Barclays PLC                                 2.0
GlaxoSmithKline PLC                          1.9
Nokia Oyj                                    1.8
-----------------------------------------------------
Total                                       23.1%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2003

INTERNATIONAL EQUITIES

Aerospace & Defense                            0.52%
Appliances & Household Durables                0.38
Autos/Durables                                 2.91
Banks                                         14.48
Beverages & Tobacco                            2.91
Broadcasting & Publishing                      5.04
Chemicals                                      4.28
Computer Software                              0.63
Construction                                   1.16
Data Processing                                0.68
Electric Components                            3.75
Electronics                                    0.33
Energy                                         4.56
Financial Services                             4.64
Food & House Products                          4.77
Forest Products                                0.93
Health: Drugs                                  9.57
Health: Non-Drugs                              1.70
Housing/Paper                                  1.07
Insurance                                      2.55
Machinery & Engineering                        1.02
Merchandising                                  1.42%
Metals Non-Ferrous                             1.12
Multi-Industry                                 0.97
Oil                                            2.22
Real Estate                                    1.13
Recreation                                     2.37
Retail/Apparel                                 1.70
Services/Miscellaneous                         2.08
Telecommunications                             9.39
Transportation                                 1.83
Utilities                                      2.69
Wholesale & International Trade                0.50
                                             ------
  Total International Equities                95.30
International Dollar Bonds                     0.37
INVESTMENTS COMPANIES                          3.76
SHORT-TERM INVESTMENTS                         2.71
INVESTMENTS OF CASH COLLATERAL                10.16
                                             ------
  TOTAL INVESTMENTS                          112.30
LIABILITIES, LESS CASH AND
  OTHER ASSETS                               (12.30)
                                             ------
NET ASSETS                                   100.00%
                                             ======

            UBS INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003

                                                                    SHARES              VALUE
                                                                 -------------      -------------
EQUITIES -- 99.06%
INTERNATIONAL EQUITIES -- 95.30%
AUSTRALIA -- 2.91%
Lion Nathan Ltd.                                                        68,493      $     246,211
Mayne Group Ltd.                                                       115,596            212,417
News Corp., Ltd., Preferred                                             57,155            352,262
QBE Insurance Group Ltd. (c)                                           100,592            628,746
Rio Tinto Ltd.                                                          14,477            283,600
Westpac Banking Corp.                                                   93,485          1,018,806
                                                                                    -------------
                                                                                        2,742,042
                                                                                    -------------
BELGIUM -- 0.77%
Fortis                                                                  42,019            729,582
                                                                                    -------------
CANADA -- 3.30%
Alcan, Inc.                                                             12,240            378,438
Bank of Nova Scotia (c)                                                 16,200            716,556
BCE, Inc.                                                               28,800            658,346
Canadian National Railway Co.                                           10,900            522,077
Toronto Dominion Bank                                                   30,700            844,123
                                                                                    -------------
                                                                                        3,119,540
                                                                                    -------------
FINLAND -- 3.04%
Nokia Oyj                                                              105,442          1,736,358
Sampo Oyj, Class A                                                      34,960            256,536
UPM-Kymmene Oyj (c)                                                     59,878            873,956
                                                                                    -------------
                                                                                        2,866,850
                                                                                    -------------
FRANCE -- 10.94%
Aventis S.A. (c)                                                        36,018          1,981,629
AXA (c)                                                                 16,855            261,493
BNP Paribas (b) (c)                                                     26,797          1,361,683
Cap Gemini S.A. (b) (c)                                                 16,636            590,697
Compagnie de Saint-Gobain                                               10,063            396,021
France Telecom S.A. (b)                                                 24,523            601,522
Sanofi-Synthelabo S.A.                                                  21,045          1,232,525
Suez S.A.                                                               33,341            530,663
Total S.A.                                                              19,002          2,871,652
Unibail (c)                                                              6,769            501,373
                                                                                    -------------
                                                                                       10,329,258
                                                                                    -------------
GERMANY -- 1.16%
Allianz AG (c)                                                           2,981            247,775
E.on AG (c)                                                              4,976            255,826
Linde AG (c)                                                            16,003            592,479
                                                                                    -------------
                                                                                        1,096,080
                                                                                    -------------
HONG KONG -- 0.87%
Cheung Kong Holdings Ltd.                                               72,000            433,026
Sun Hung Kai Properties Ltd.                                            76,000            383,988
                                                                                    -------------
                                                                                          817,014
                                                                                    -------------
IRELAND -- 2.06%
Bank of Ireland                                                         86,435          1,043,203
CRH PLC                                                                 57,204            896,676
                                                                                    -------------
                                                                                        1,939,879
                                                                                    -------------
ITALY -- 2.08%
Assicurazioni Generali Spa (c)                                          22,521            521,898
ENI Spa (c)                                                             95,000          1,436,766
                                                                                    -------------
                                                                                        1,958,664
                                                                                    -------------
JAPAN -- 15.81%
AIFUL Corp.                                                             14,500      $     618,280
Canon, Inc.                                                             14,000            642,432
Daikin Industries Ltd.                                                  12,000            220,362
Fuji Photo Film Co., Ltd.                                               38,000          1,098,147
Honda Motor Co., Ltd.                                                   26,900          1,019,321
Kao Corp.                                                               30,000            558,401
Keyence Corp.                                                            1,000            183,219
Mitsubishi Corp.                                                        70,000            485,613
Mitsubishi Tokyo Financial Group, Inc.                                      62            280,375
Mitsui Fudosan Co., Ltd.                                                21,000            134,141
Murata Manufacturing Co., Ltd.                                          17,000            668,249
Nintendo Co., Ltd.                                                      15,700          1,141,462
Nippon Telegraph & Telephone Corp.                                         262          1,027,708
NTT DoCoMo, Inc.                                                           274            593,296
Rohm Co., Ltd.                                                           7,000            763,106
Sekisui House Ltd.                                                      26,000            197,044
Sompo Japan Insurance, Inc. (c)                                        135,000            736,415
Sony Corp. (c)                                                          12,800            360,308
Sumitomo Chemical Co., Ltd.                                            141,000            442,698
Taiheiyo Cement Corp.                                                      600              1,029
Takeda Chemical Industries Ltd.                                         37,900          1,398,268
Takefuji Corp.                                                           4,980            258,383
Toyota Motor Corp.                                                      66,800          1,730,152
West Japan Railway Co.                                                      97            367,562
                                                                                    -------------
                                                                                       14,925,971
                                                                                    -------------
NETHERLANDS -- 6.84%
ABN AMRO Holding NV                                                     21,721            415,308
Akzo Nobel NV                                                           15,809            419,003
Koninklijke Philips Electronics NV                                      38,867            739,125
Reed Elsevier NV                                                       134,277          1,583,612
TPG NV                                                                  48,352            839,543
VNU NV                                                                  51,886          1,598,628
Wolters Kluwer NV                                                       71,760            865,263
                                                                                    -------------
                                                                                        6,460,482
                                                                                    -------------
NORWAY -- 0.41%
Telenor ASA                                                             94,100            391,084
                                                                                    -------------
PORTUGAL -- 0.76%
Electricidade de Portugal S.A.                                         182,625            390,076
Portugal Telecom, SGPS, S.A.                                            46,234            331,301
                                                                                    -------------
                                                                                          721,377
                                                                                    -------------
SINGAPORE -- 0.82%
DBS Group Holdings Ltd.                                                133,000            777,910
                                                                                    -------------
SPAIN -- 2.48%
Banco Bilbao Vizcaya Argentaria S.A.                                   105,819          1,111,889
Banco Santander Central Hispano S.A.                                    63,494            556,332
Telefonica S.A.                                                         58,323            677,123
                                                                                    -------------
                                                                                        2,345,344
                                                                                    -------------
SWEDEN -- 3.09%
Nordea AB (c)                                                          150,500            725,713
Svenska Cellulosa AB                                                    29,590          1,010,983
Svenska Handelsbanken AB                                                34,850            570,316
Swedish Match AB                                                        80,640            609,463
                                                                                    -------------
                                                                                        2,916,475
                                                                                    -------------

                                                                    SHARES              VALUE
                                                                 -------------      -------------
SWITZERLAND -- 7.45%
Adecco S.A.                                                             19,647      $     809,348
Compagnie Financiere Richemont AG                                       35,392            572,208
Givaudan S.A.                                                            1,070            450,260
Nestle S.A. (c)                                                         13,059          2,694,615
Novartis AG                                                             28,935          1,144,968
Roche Holding AG                                                        13,052          1,023,790
Swiss Reinsurance Co.                                                    6,174            342,076
                                                                                    -------------
                                                                                        7,037,265
                                                                                    -------------
UNITED KINGDOM -- 30.51%
Abbey National PLC                                                      55,147            428,156
Allied Domecq PLC                                                       55,761            307,324
Amersham PLC                                                            47,887            359,344
ARM Holdings PLC (b)                                                   204,180            225,740
AstraZeneca PLC                                                         25,734          1,031,891
Barclays PLC                                                           260,572          1,934,909
BOC Group PLC                                                           29,665            380,597
BP PLC                                                                 399,583          2,770,990
BT Group PLC                                                           234,907            789,794
Carlton Communications PLC                                             141,967            354,912
Centrica PLC                                                           169,383            491,230
Compass Group PLC                                                       90,380            487,313
Diageo PLC                                                              71,127            759,380
Dixons Group PLC                                                       141,410            308,017
Electrocomponents PLC                                                   87,764            469,950
Gallaher Group PLC                                                     161,512          1,585,776
GlaxoSmithKline PLC                                                     90,881          1,834,086
HSBC Holdings PLC                                                       60,513            714,960
Invensys PLC                                                           440,363            148,965
Kingfisher PLC (b)                                                     226,046          1,034,162
Lloyds TSB Group PLC                                                    75,847            538,492
National Grid Transco PLC                                              134,115            909,577
Prudential PLC                                                          68,061            412,178
Rentokil Initial PLC                                                   368,577          1,151,024
Rio Tinto PLC                                                           21,001            395,062
Rolls-Royce Group PLC                                                  232,788            492,650
Royal Bank of Scotland Group PLC                                        71,461          2,004,648
Scottish & Southern Energy PLC                                          95,177            980,024
Shell Transport & Trading Co. PLC                                      317,546          2,095,979
Tesco PLC                                                              370,779          1,341,451
Vodafone Group PLC                                                   1,055,103          2,063,162
                                                                                    -------------
                                                                                       28,801,743
                                                                                    -------------
Total International Equities
  (Cost $76,740,399)                                                                   89,976,560
                                                                                    -------------
INVESTMENT COMPANIES -- 3.76%
JAPAN -- 0.80%
iShares MSCI Japan Index Fund                                          104,000            756,080
                                                                                    -------------
UNITED KINGDOM -- 1.45%
iShares MSCI United Kingdom Index Fund                                 104,500          1,372,085
                                                                                    -------------
OTHER -- 1.51%
iShares MSCI EMU Index Fund                                             29,000          1,421,000
                                                                                    -------------
Total Investment Companies
  (Cost $3,569,425)                                                                     3,549,165
                                                                                    -------------

                                                                     FACE
                                                                    AMOUNT              VALUE
                                                                --------------      -------------
INTERNATIONAL BONDS -- 0.37%
CAYMAN ISLANDS -- 0.37%
SMFG Finance Ltd., 144A,
  2.25%, due 07/11/05
  (Cost $379,971)                                               JPY 45,000,000      $     348,938
                                                                                    -------------

                                                                    SHARES
                                                                --------------
SHORT-TERM INVESTMENT -- 2.71%
OTHER -- 2.71%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $2,559,264)                                                  2,559,264          2,559,264
                                                                                    -------------
INVESTMENTS OF CASH COLLATERAL FOR
  SECURITIES LOANED -- 10.16%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $9,586,388)                                                  9,586,388          9,586,388
                                                                                    -------------

Total Investments
  (Cost $92,835,447) -- 112.30% (a)                                                   106,020,315

Liabilities, less cash and
  other assets -- (12.30)%                                                            (11,608,839)
                                                                                    -------------
Net Assets -- 100%                                                                  $  94,411,476
                                                                                    =============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $94,944,380; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                           $  15,267,829
            Gross unrealized depreciation                                              (4,191,894)
                                                                                    -------------
                     Net unrealized appreciation                                    $  11,075,935
                                                                                    =============

(b) Non-income producing security.
(c) Security, or portion thereof, was on loan at June 30, 2003.

%   Represents a percentage of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS
UBS International Equity Fund had the following open forward foreign currency contracts as of June 30, 2003:

                                                                   SETTLEMENT        LOCAL         CURRENT       UNREALIZED
                                                                      DATE         CURRENCY         VALUE        GAIN/(LOSS)
                                                                  ------------   ------------    ------------   -------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS:
Australian Dollar (AUD)                                             12/03/03       5,400,000     $ 3,567,904     $   144,898
Canadian Dollar (CAD)                                               12/03/03       3,250,000       2,370,890          37,441
Danish Krone (DKK)                                                  12/03/03       4,500,000         692,475         (15,830)
Euro (EUR)                                                          12/03/03       1,270,000       1,452,195         (30,609)
Hong Kong Dollar (HKD)                                              12/03/03       3,600,000         461,536             178
Japanese Yen (JPY)                                                  12/03/03     252,800,000       2,115,933         (25,351)
Swiss Franc (CHF)                                                   12/03/03       1,150,000         851,969         (35,322)

FORWARD FOREIGN CURRENCY SALE CONTRACTS:
British Pound (GBP)                                                 12/03/03       5,750,000       9,391,144         (47,193)
Swedish Krona (SEK)                                                 12/03/03       9,200,000       1,140,725          27,960
Swiss Franc (CHF)                                                   12/03/03       1,800,000       1,333,517          40,758
                                                                                                                 -----------
      Total net unrealized gain on Forward
        Foreign Currency Contracts                                                                               $    96,930
                                                                                                                 ===========

                 See accompanying notes to financial statements.

UBS U.S. VALUE EQUITY FUND

Over the 12 months ended June 30, 2003, Class Y shares of UBS U.S. Value Equity Fund returned 0.89%, outperforming the 1.02% decline of the Russell 1000 Value Index over the same period. Since the Fund's inception on June 29, 2001 through June 30, 2003, its Class Y shares produced a decline of 2.72% on an annualized basis. This compares to the 5.07% decline in the Fund's benchmark. (Returns for all share classes over various time periods are shown on page 91. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

During the review period, an overweight to healthcare--specifically to drugs and medical products--and an underweight to defense and aerospace, helped drive the Fund's relative outperformance over the Index.

12-MONTH MARKET REVIEW
Value stocks took their lead from the overall US equity market during the fiscal year, alternately rising and falling over the four quarters that comprised the 12-month period.

The period began on a negative note for value stocks (and the broader equity market as a whole) as the weak economy, anemic corporate profits, accounting irregularities and conflict in the Middle East caused investors to flee stocks in favor of the relative security offered by bonds. However, after falling to a five-year low in early October 2002, stocks staged a rally as compelling valuations in certain downtrodden sectors attracted investors. When all was said and done, investors drove value stocks to a 9.22% gain over the fourth quarter.

The tide turned again in the first quarter of 2003, when geopolitical issues came to the fore at the start of the year. Anticipation of the war in Iraq, saber rattling in North Korea and renewed concerns about terrorism preoccupied the country. Investor aversion to risk resurfaced, and value stocks fell 4.86%. However, the majority of sectors covered in the Index rebounded sharply during the second quarter of 2003, in a reversal that was attributed in large part to investor relief following the short duration of major conflict in Iraq. With this uncertainty lifted, investors grew increasingly optimistic about the potential for an economic revival and subsequent upturn in corporate profits. At the same time, their appetite for risk increased as the yields available from many fixed income securities shrank.

The breadth of the market's rebound in the second quarter of 2003 took many by surprise. Some of the poorest performing sectors during the lengthy bear market were the ones that performed strongly during the second half of the reporting period, including stocks in the information technology, telecommunication services, utility and industrial areas.

SEARCH FOR INTRINSIC VALUE HELPED RELATIVE PERFORMANCE
Our focus on finding stocks with compelling intrinsic values served the Fund well amid the volatility that characterized the reporting period. Using our extensive network of analysts and investment specialists, we thoroughly review a company's underlying fundamentals and employ forward-looking projections to determine what we believe is the true value of a company's underlying stock.

During the reporting period, our valuation analysis directed us to attractive opportunities in banks, pharmaceuticals and utilities, which resulted in overweights to these sectors. In pharmaceuticals, a number of drug failures from a small handful of producers were dragging down the entire sector. However, the in-depth analysis conducted by our global equity analysts uncovered a number of solid companies selling at very attractive valuations. In particular, we focused on firms with compelling and established drug pipelines. These holdings subsequently rose in value when investors realized their true value.

The Fund's selective holdings in the bank sector also aided returns. In this area, our research directed us to companies that were enjoying the benefits of earlier consolidations, and that were introducing superior new products.

While we enjoyed strong performance from our positions in the two aforementioned sectors, our strategy to overweight utilities detracted from performance.

Despite the fact that utilities are most often among the strongest relative performers during periods of economic weakness, companies in the utility industry did not perform well over the period. However, we maintained our exposure to this sector, since our research team determined that the fundamentals in this industry were appealing, especially in light of the proposal to lower the tax rates on corporate dividend payments. The exception was those companies that had exposure to trading operations, which suffered extensively in the wake of Enron and the California electricity crisis.

Sectors that for the most part did not meet our intrinsic value criteria over the period included retailing, food and beverage, and computer hardware, so we reduced our positions in those areas. In general, we were also cautious about the technology sector, as the sharp gains it posted during the period did not seem warranted from a market fundamental perspective. These positions all ultimately benefited performance on a relative basis.

LOOKING AHEAD
During the reporting period, it was clear that market fundamentals were often not the driving forces behind stock prices. We have found that during periods of extreme optimism or pessimism, many investors lose sight of the critical factors that should dictate the fair value of a stock's price. It is during those times that our disciplined investment process and globally integrated investment platform can be especially valuable in helping us to identify compelling intrinsic values in the marketplace. As we move into the second half of 2003, we expect to continue emphasizing our "bottom-up" investment process, which focuses on a company's cash flow to identify intrinsic value that aims to lead to superior risk-adjusted returns over an entire market cycle.

TOTAL RETURN

                                              6 MONTHS      1 YEAR      INCEPTION*
                                                ENDED        ENDED          TO
                                               6/30/03      6/30/03       6/30/03
--------------------------------------------------------------------------------------
UBS U.S. Value Equity Fund Class A              12.17%        0.61%        -3.46%
--------------------------------------------------------------------------------------
UBS U.S. Value Equity Fund Class B              11.77        -0.17         -2.02
--------------------------------------------------------------------------------------
UBS U.S. Value Equity Fund Class C              11.76        -0.13         -2.76
--------------------------------------------------------------------------------------
UBS U.S. Value Equity Fund Class Y              12.41         0.89         -2.72
--------------------------------------------------------------------------------------
UBS U.S. Value Equity Fund Class A**             6.04        -4.97         -6.90
--------------------------------------------------------------------------------------
UBS U.S. Value Equity Fund Class B**             6.77        -5.11         -4.40
--------------------------------------------------------------------------------------
UBS U.S. Value Equity Fund Class C**             9.69        -2.07         -3.40
--------------------------------------------------------------------------------------
Russell 1000 Value Index                        11.57        -1.02         -5.07
--------------------------------------------------------------------------------------

* INCEPTION DATES OF UBS U.S. VALUE EQUITY FUND CLASS A IS 12/07/01. INCEPTION DATES OF CLASS B AND CLASS C ARE 11/08/01 AND 12/12/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND, FOR ILLUSTRATION PURPOSES, THE INDEX, IS 6/29/01.

** RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS U.S. Value Equity Fund Class Y shares and the Russell 1000 Value Index if you had invested $10,000 on June 29, 2001, and had reinvested all your income dividends and capital gain distributions through June 30, 2003. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. VALUE EQUITY FUND CLASS Y VS. RUSSELL 1000 VALUE INDEX

Wealth Value With Dividends

                       UBS U.S. VALUE EQUITY FUND CLASS Y       RUSSELL 1000 VALUE INDEX
                                     $ 10,000                           $ 10,000
                                     $ 10,110                           $  9,979
                                     $  9,730                           $  9,579
                                     $  9,180                           $  8,905
                                     $  9,170                           $  8,828
                                     $  9,800                           $  9,341
12/31/2001                           $  9,970                           $  9,561
                                     $  9,870                           $  9,488
                                     $  9,900                           $  9,503
                                     $ 10,330                           $  9,953
                                     $ 10,020                           $  9,611
                                     $  9,990                           $  9,659
 6/30/2002                           $  9,380                           $  9,105
                                     $  8,640                           $  8,258
                                     $  8,810                           $  8,321
                                     $  7,670                           $  7,396
                                     $  8,260                           $  7,944
                                     $  8,750                           $  8,444
12/31/2002                           $  8,419                           $  8,077
                                     $  8,246                           $  7,882
                                     $  8,043                           $  7,672
                                     $  8,084                           $  7,685
                                     $  8,865                           $  8,361
                                     $  9,352                           $  8,901
 6/30/2003                           $  9,463                           $  9,033

6/29/01 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2003

                                      PERCENTAGE OF
                                       NET ASSETS
----------------------------------------------------
Citigroup, Inc.                            5.8%
Nextel Communications, Inc., Class A       4.9
J.P. Morgan Chase & Co.                    4.4
Wells Fargo & Co.                          4.1
GreenPoint Financial Corp.                 3.4
UnitedHealth Group, Inc.                   3.1
ExxonMobil Corp.                           2.9
ConocoPhillips                             2.8
Morgan Stanley                             2.8
SPDR Trust, Series 1                       2.6
----------------------------------------------------
Total                                     36.8%

              UBS U.S. VALUE EQUITY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003

                                                                     SHARES             VALUE
                                                                  ------------      -------------
U.S. EQUITIES -- 98.47%
AEROSPACE & MILITARY -- 2.33%
United Technologies Corp.                                                2,500      $     177,075
                                                                                    -------------
AUTOS/DURABLES -- 1.01%
Johnson Controls, Inc.                                                     900             77,040
                                                                                    -------------
BANKS -- 12.18%
Bank of America Corp.                                                      900             71,127
FleetBoston Financial Corp.                                              4,485            133,249
GreenPoint Financial Corp.                                               5,100            259,794
PNC Financial Services Group                                             3,000            146,430
Wells Fargo & Co.                                                        6,250            315,000
                                                                                    -------------
                                                                                          925,600
                                                                                    -------------
CAPITAL GOODS -- 3.76%
Illinois Tool Works, Inc.                                                2,850            187,673
Pentair, Inc.                                                            2,500             97,650
                                                                                    -------------
                                                                                          285,323
                                                                                    -------------
CHEMICALS -- 2.24%
Dow Chemical Co. (The)                                                   5,500            170,280
                                                                                    -------------
COMPUTER SYSTEMS -- 1.99%
Hewlett-Packard Co.                                                      7,100            151,230
                                                                                    -------------
CONSTRUCTION -- 1.68%
Martin Marietta Materials, Inc.                                          3,800            127,718
                                                                                    -------------
CONSUMER -- 1.17%
Kimberly-Clark Corp.                                                     1,700             88,638
                                                                                    -------------
ENERGY -- 15.38%
ConocoPhillips                                                           3,949            216,405
DTE Energy Co.                                                           2,550             98,532
Exelon Corp.                                                             3,150            188,402
ExxonMobil Corp.                                                         6,150            220,846
FirstEnergy Corp.                                                        4,700            180,715
Progress Energy, Inc.                                                    3,400            149,260
Sempra Energy                                                            4,000            114,120
                                                                                    -------------
                                                                                        1,168,280
                                                                                    -------------
FINANCIAL SERVICES -- 20.84%
American International Group, Inc.                                       2,476            136,626
Anthem, Inc.(b)                                                          1,000             77,150
Citigroup, Inc.                                                         10,296            440,669
Freddie Mac                                                              3,350            170,079
Hartford Financial Services Group, Inc. (The)                            2,250            113,310
J.P. Morgan Chase & Co.                                                  9,700            331,546
Mellon Financial Corp.                                                   3,600             99,900
Morgan Stanley                                                           5,000            213,750
                                                                                    -------------
                                                                                        1,583,030
                                                                                    -------------
HEALTH: DRUGS -- 6.15%
Bristol-Myers Squibb Co.                                                 5,600            152,040
Cephalon, Inc. (b)                                                       2,000             82,320
SICOR, Inc. (b)                                                          3,400             69,156
Wyeth                                                                    3,600            163,980
                                                                                    -------------
                                                                                          467,496
                                                                                    -------------
HEALTH: NON-DRUGS -- 5.61%
Baxter International, Inc.                                               1,750      $      45,500
Johnson & Johnson                                                        2,800            144,760
UnitedHealth Group, Inc.                                                 4,700            236,175
                                                                                    -------------
                                                                                          426,435
                                                                                    -------------
LEISURE & TOURISM -- 0.94%
Walt Disney Co. (The)                                                    3,600             71,100
                                                                                    -------------
MEDIA AND ENTERTAINMENT -- 1.49%
Viacom, Inc., Class B (b)                                                2,600            113,516
                                                                                    -------------
METALS NON-FERROUS -- 2.03%
Masco Corp.                                                              6,450            153,833
                                                                                    -------------
RETAIL/APPAREL -- 1.36%
Newell Rubbermaid, Inc.                                                  3,700            103,600
                                                                                    -------------
SERVICES/MISCELLANEOUS -- 4.21%
First Data Corp.                                                         3,000            124,320
SPDR Trust, Series 1                                                     2,000            195,260
                                                                                    -------------
                                                                                          319,580
                                                                                    -------------
TELECOMMUNICATIONS- SERVICES -- 9.88%
BellSouth Corp.                                                          4,400            117,172
Motorola, Inc.                                                           7,800             73,554
Nextel Communications, Inc., Class A (b)                                20,600            372,448
SBC Communications, Inc.                                                 7,350            187,792
                                                                                    -------------
                                                                                          750,966
                                                                                    -------------
TRANSPORTATION -- 3.68%
Burlington Northern Santa Fe Corp.                                       4,700            133,668
Norfolk Southern Corp.                                                   7,600            145,920
                                                                                    -------------
                                                                                          279,588
                                                                                    -------------
UTILITIES -- 0.54%
CMS Energy Corp.                                                         5,050             40,905
                                                                                    -------------
Total U.S. Equities (Cost $7,034,620)                                                   7,481,233
                                                                                    -------------
SHORT-TERM INVESTMENTS -- 2.57%
OTHER -- 2.57%
UBS Supplementary Trust
U.S. Cash Management Prime Fund
  (Cost $195,394)                                                      195,394            195,394
                                                                                    -------------
Total Investments
  (Cost $7,230,014) -- 101.04% (a)                                                      7,676,627

Liabilities, less cash and
  other assets -- (1.04)%                                                                 (79,283)
                                                                                    -------------
Net Assets -- 100%                                                                  $   7,597,344
                                                                                    =============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $7,413,018; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                           $     693,541
            Gross unrealized depreciation                                                (429,932)
                                                                                    -------------
                     Net unrealized appreciation                                    $     263,609
                                                                                    =============

(b) Non-income producing.

%   Represents a percentage of net assets.

                 See accompanying notes to financial statements

                       This page intentionally left blank.

                     THE UBS FUNDS -- FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003

                                                                               UBS
                                                                              GLOBAL              UBS                UBS
                                                                            ALLOCATION       GLOBAL EQUITY       GLOBAL BOND
                                                                               FUND              FUND               FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers                                               $   427,675,778    $   370,351,725    $    52,833,873
      Affiliated issuers                                                      99,351,136          3,192,158            655,174
   Investments of cash collateral received for securities
      loaned, at cost                                                         32,953,029                 --                 --
   Foreign currency, at cost                                                   1,199,706          5,646,946            317,259
                                                                         ---------------    ---------------    ---------------
                                                                         $   561,179,649    $   379,190,829    $    53,806,306
                                                                         ===============    ===============    ===============
   Investments, at value:
      Unaffiliated issuers                                               $   449,153,986    $   416,117,169    $    55,783,899
      Affiliated issuers                                                     108,765,147          3,192,158            655,174
   Investments of cash collateral received for securities
      loaned, at value                                                        32,953,029                 --                 --
   Foreign currency, at value                                                  1,196,049          5,620,882            317,048
   Cash                                                                          183,189             27,112                 --
   Receivables:
      Investment securities sold                                               3,081,376          2,271,154            794,630
      Due from Advisor                                                                --                 --                 --
      Dividends                                                                  489,854          1,024,362                499
      Interest                                                                 1,005,776              6,102            977,868
      Fund shares sold                                                        30,555,485            424,053            868,438
      Variation margin                                                            20,984                 --                 --
   Other assets                                                                    2,201                688                430
   Net unrealized appreciation on forward foreign
      currency contracts                                                         472,875            867,025             40,404
                                                                         ---------------    ---------------    ---------------
      TOTAL ASSETS                                                           627,879,951        429,550,705         59,438,390
                                                                         ---------------    ---------------    ---------------
LIABILITIES:
   Payables:
      Cash collateral from securities loaned                                  32,953,029                 --                 --
      Investment securities purchased                                         31,616,579          2,197,571            338,990
      Investment advisory fees                                                   386,126            229,944             15,472
      Fund shares redeemed                                                     5,651,207          1,627,796          1,472,494
      Distribution and service fee                                               172,796            229,107              5,452
      Trustees' fees                                                                 625              1,985              1,215
      Due to custodian bank                                                           --                 --                 --
      Loan payable                                                                    --                 --          5,259,310
      Accrued expenses                                                           536,695            477,471            112,532
   Net unrealized depreciation on forward foreign
      currency contracts                                                         738,474            321,072            136,549
                                                                         ---------------    ---------------    ---------------
      TOTAL LIABILITIES                                                       72,055,531          5,084,946          7,342,014
                                                                         ---------------    ---------------    ---------------
NET ASSETS                                                               $   555,824,420    $   424,465,759    $    52,096,376
                                                                         ===============    ===============    ===============
NET ASSETS CONSIST OF:
   Paid in Capital                                                       $   533,753,109    $ 1,293,729,530    $    48,201,581
   Accumulated/undistributed net investment
      income (loss)                                                            7,743,158          4,343,999          2,541,437
   Accumulated/undistributed net realized gain (loss)                        (16,310,483)      (919,917,665)        (1,520,660)
   Net unrealized appreciation (depreciation)                                 30,638,636         46,309,895          2,874,018
                                                                         ---------------    ---------------    ---------------
      NET ASSETS                                                         $   555,824,420    $   424,465,759    $    52,096,376
                                                                         ===============    ===============    ===============

                 See accompanying notes to financial statements

                                                                               UBS                UBS                UBS
                                                                          U.S. BALANCED       U.S. EQUITY       U.S LARGE CAP
                                                                              FUND               FUND            GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers                                               $    28,705,553    $    81,257,527    $     3,640,220
      Affiliated issuers                                                         749,445          6,558,296            145,024
   Investments of cash collateral received for securities
      loaned, at cost                                                                 --                 --                 --
   Foreign currency, at cost                                                          --                 --                 --
                                                                         ---------------    ---------------    ---------------
                                                                         $    29,454,998    $    87,815,823    $     3,785,244
                                                                         ===============    ===============    ===============
   Investments, at value:
      Unaffiliated issuers                                               $    30,489,886    $    99,087,959    $     3,619,647
      Affiliated issuers                                                         749,445          6,558,296            145,024
   Investments of cash collateral received for securities
      loaned, at value                                                                --                 --                 --
   Foreign currency, at value                                                         --                 --                 --
   Cash                                                                           52,821                 --                 --
   Receivables:
      Investment securities sold                                                 405,028            364,403             28,124
      Due from Advisor                                                                --                 --              7,652
      Dividends                                                                   20,480             98,680              1,796
      Interest                                                                    97,750              6,306                144
      Fund shares sold                                                            99,199            420,262              2,759
      Variation margin                                                                --             10,135                 --
   Other assets                                                                      285              1,149                 48
   Net unrealized appreciation on forward foreign
      currency contracts                                                              --                 --                 --
                                                                         ---------------    ---------------    ---------------
      TOTAL ASSETS                                                            31,914,894        106,547,190          3,805,194
                                                                         ---------------    ---------------    ---------------
LIABILITIES:
   Payables:
      Cash collateral from securities loaned                                          --                 --                 --
      Investment securities purchased                                            602,380                 --             41,445
      Investment advisory fees                                                     7,506             54,455                 --
      Fund shares redeemed                                                       116,892            539,604             25,795
      Distribution and service fee                                                 5,766              2,253              1,979
      Trustees' fees                                                               2,971              2,844                496
      Due to custodian bank                                                           --                 --                 --
      Loan payable                                                                    --                 --                 --
      Accrued expenses                                                            74,195            191,995             41,633
   Net unrealized depreciation on forward foreign
      currency contracts                                                              --                 --                 --
                                                                         ---------------    ---------------    ---------------
      TOTAL LIABILITIES                                                          809,710            791,151            111,348
                                                                         ---------------    ---------------    ---------------
NET ASSETS                                                               $    31,105,184    $   105,756,039    $     3,693,846
                                                                         ===============    ===============    ===============
NET ASSETS CONSIST OF:
   Paid in Capital                                                       $    31,718,277    $    97,315,051    $     7,765,338
   Accumulated/undistributed net investment
      income (loss)                                                              251,753          1,010,080              1,979
   Accumulated/undistributed net realized gain (loss)                         (2,649,179)       (10,246,356)        (4,052,898)
   Net unrealized appreciation (depreciation)                                  1,784,333         17,677,264            (20,573)
                                                                         ---------------    ---------------    ---------------
      NET ASSETS                                                         $    31,105,184    $   105,756,039    $     3,693,846
                                                                         ===============    ===============    ===============

                                                                               UBS                UBS                UBS
                                                                          U.S. SMALL CAP       U.S. BOND          HIGH YIELD
                                                                           GROWTH FUND           FUND                FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers                                               $    45,168,201    $   113,622,871    $   233,496,420
      Affiliated issuers                                                       7,037,939          2,285,654                 --
   Investments of cash collateral received for securities
      loaned, at cost                                                                 --                 --                 --
   Foreign currency, at cost                                                          --                 --                 --
                                                                         ---------------    ---------------    ---------------
                                                                         $    52,206,140    $   115,908,525    $   233,496,420
                                                                         ===============    ===============    ===============
   Investments, at value:
      Unaffiliated issuers                                               $    50,587,695    $   117,187,579    $   177,506,877
      Affiliated issuers                                                       7,037,939          2,285,654                 --
   Investments of cash collateral received for securities
      loaned, at value                                                                --                 --                 --
   Foreign currency, at value                                                         --                 --                 --
   Cash                                                                            3,837            922,352                 --
   Receivables:
      Investment securities sold                                               1,067,536          1,144,745          7,023,272
      Due from Advisor                                                                --                 --                 --
      Dividends                                                                    5,734                 --             60,755
      Interest                                                                     2,292            996,179          3,758,246
      Fund shares sold                                                           200,614            532,979            784,699
      Variation margin                                                                --                 --                 --
   Other assets                                                                      471              1,027              1,998
   Net unrealized appreciation on forward foreign
      currency contracts                                                              --                 --                 --
                                                                         ---------------    ---------------    ---------------
      TOTAL ASSETS                                                            58,906,118        123,070,515        189,135,847
                                                                         ---------------    ---------------    ---------------
LIABILITIES:
   Payables:
      Cash collateral from securities loaned                                          --                 --                 --
      Investment securities purchased                                          6,264,380          4,124,337          4,949,328
      Investment advisory fees                                                    40,968             34,284             31,489
      Fund shares redeemed                                                     1,001,317          1,822,821          3,019,175
      Distribution and service fee                                                 4,232             11,503             83,721
      Trustees' fees                                                               1,285              1,266              1,299
      Due to custodian bank                                                           --                 --            563,057
      Loan payable                                                                    --                 --                 --
      Accrued expenses                                                            78,458            122,637            261,133
   Net unrealized depreciation on forward foreign
      currency contracts                                                              --                 --                 --
                                                                         ---------------    ---------------    ---------------
      TOTAL LIABILITIES                                                        7,390,640          6,116,848          8,909,202
                                                                         ---------------    ---------------    ---------------
NET ASSETS                                                               $    51,515,478    $   116,953,667    $   180,226,645
                                                                         ===============    ===============    ===============
NET ASSETS CONSIST OF:
   Paid in Capital                                                       $    49,050,132    $   113,702,481    $   463,506,138
   Accumulated/undistributed net investment
      income (loss)                                                                   --             90,878             29,500
   Accumulated/undistributed net realized gain (loss)                         (2,954,148)          (404,400)      (227,319,450)
   Net unrealized appreciation (depreciation)                                  5,419,494          3,564,708        (55,989,543)
                                                                         ---------------    ---------------    ---------------
      NET ASSETS                                                         $    51,515,478    $   116,953,667    $   180,226,645
                                                                         ===============    ===============    ===============

                                                                               UBS                UBS
                                                                          INTERNATIONAL        U.S. VALUE
                                                                           EQUITY FUND        EQUITY FUND
-----------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers                                               $    80,689,795    $     7,034,620
      Affiliated issuers                                                       2,559,264            195,394
   Investments of cash collateral received for securities
      loaned, at cost                                                          9,586,388                 --
   Foreign currency, at cost                                                     675,799                 --
                                                                         ---------------    ---------------
                                                                         $    93,511,246    $     7,230,014
                                                                         ===============    ===============
   Investments, at value:
      Unaffiliated issuers                                               $    93,874,663    $     7,481,233
      Affiliated issuers                                                       2,559,264            195,394
   Investments of cash collateral received for securities
      loaned, at value                                                         9,586,388                 --
   Foreign currency, at value                                                    678,307                 --
   Cash                                                                               --                 --
   Receivables:
      Investment securities sold                                                 765,691                 --
      Due from Advisor                                                                --             24,083
      Dividends                                                                  369,274              9,791
      Interest                                                                    11,581                170
      Fund shares sold                                                         1,555,842             33,685
      Variation margin                                                                --                 --
   Other assets                                                                    1,078                 89
   Net unrealized appreciation on forward foreign
      currency contracts                                                         251,235                 --
                                                                         ---------------    ---------------
      TOTAL ASSETS                                                           109,653,323          7,744,445
                                                                         ---------------    ---------------

LIABILITIES:
   Payables:
      Cash collateral from securities loaned                                   9,586,388                 --
      Investment securities purchased                                          4,071,328                 --
      Investment advisory fees                                                   154,693              1,642
      Fund shares redeemed                                                     1,049,140             78,894
      Distribution and service fee                                                 1,533              2,772
      Trustees' fees                                                               4,815                 --
      Due to custodian bank                                                           21                525
      Loan payable                                                                    --                 --
      Accrued expenses                                                           219,624             63,268
   Net unrealized depreciation on forward foreign
      currency contracts                                                         154,305                 --
                                                                         ---------------    ---------------
      TOTAL LIABILITIES                                                       15,241,847            147,101
                                                                         ---------------    ---------------
NET ASSETS                                                               $    94,411,476    $     7,597,344
                                                                         ===============    ===============
NET ASSETS CONSIST OF:
   Paid in Capital                                                       $    98,171,359    $     9,061,485
   Accumulated/undistributed net investment
      income (loss)                                                            2,126,527             83,688
   Accumulated/undistributed net realized gain (loss)                        (19,198,697)        (1,994,442)
   Net unrealized appreciation (depreciation)                                 13,312,287            446,613
                                                                         ---------------    ---------------
      NET ASSETS                                                         $    94,411,476    $     7,597,344
                                                                         ===============    ===============

                      THE UBS FUNDS -- FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
JUNE 30, 2003

                                                                               UBS
                                                                              GLOBAL              UBS                UBS
                                                                            ALLOCATION       GLOBAL EQUITY       GLOBAL BOND
                                                                               FUND              FUND               FUND
------------------------------------------------------------------------------------------------------------------------------
CLASS A:
   Net assets                                                            $   175,415,453    $   123,755,651    $    11,659,483
   Shares outstanding                                                         16,415,820         13,916,183          1,138,243
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $         10.69    $          8.89    $         10.24
   Offering price per share (NAV per share / maximum
      sales charge)(a)                                                   $         11.31    $          9.41    $         10.72
   Redemption proceeds per share                                         $         10.69    $          8.89    $         10.24
------------------------------------------------------------------------------------------------------------------------------
CLASS B:
   Net assets                                                            $    49,573,308    $   144,231,911    $     1,755,009
   Shares outstanding                                                          4,699,644         16,352,726            171,211
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $         10.55    $          8.82    $         10.25
   Offering price per share                                              $         10.55    $          8.82    $         10.25
Redemption proceeds per share
      (after maximum redemption charge)(a)                               $         10.02    $          8.38    $          9.74
------------------------------------------------------------------------------------------------------------------------------
CLASS C:
   Net assets                                                            $   137,077,671    $    93,604,705    $     3,197,982
   Shares outstanding                                                         12,980,335         10,646,430            312,551
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $         10.56    $          8.79    $         10.23
   Offering price per share (NAV per share / maximum
      sales charge)(a)                                                   $         10.67    $          8.88    $         10.33
   Redemption proceeds per share
      (after maximum redemption charge)(a)                               $         10.45    $          8.70    $         10.13
------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
   Net assets                                                            $   193,757,988    $    62,873,492    $    35,483,902
   Shares outstanding                                                         17,952,632          6,992,842          3,179,678
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $         10.79    $          8.99    $         11.16
   Offering price per share                                              $         10.79    $          8.99    $         11.16
   Redemption proceeds per share                                         $         10.79    $          8.99    $         11.16
------------------------------------------------------------------------------------------------------------------------------

(a) For Class A, the maximum sales charge is 5.50% of offering price, except for the UBS Global Bond Fund, UBS U.S. Bond Fund, and the UBS High Yield Fund which is 4.50% of offering price, Class C maximum sales charge is 1.00%. Classes B and Y have no sales charges. For Class B, the maximum redemption charge is 5.00%, Class C maximum redemption charge is 1.00%, except for UBS Global Bond Fund, UBS U.S. Bond and UBS High Yield Fund which is 0.75%. Classes A and Y have no redemption charges.

                 See accompanying notes to financial statements

                                                                              UBS                 UBS                UBS
                                                                          U.S. BALANCED       U.S. EQUITY       U.S LARGE CAP
                                                                              FUND               FUND            GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
CLASS A:
   Net assets                                                            $     4,163,671    $     4,702,494    $     1,163,221
   Shares outstanding                                                            446,629            345,087            181,982
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $          9.32    $         13.63    $          6.39
   Offering price per share (NAV per share / maximum
      sales charge)(a)                                                   $          9.86    $         14.42    $          6.76
   Redemption proceeds per share                                         $          9.32    $         13.63    $          6.39
------------------------------------------------------------------------------------------------------------------------------
CLASS B:
   Net assets                                                            $     2,732,975    $       634,883    $       320,656
   Shares outstanding                                                            295,839             47,197             50,714
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $          9.24    $         13.45    $          6.32
   Offering price per share                                              $          9.24    $         13.45    $          6.32
Redemption proceeds per share
      (after maximum redemption charge)(a)                               $          8.78    $         12.78    $          6.00
------------------------------------------------------------------------------------------------------------------------------
CLASS C:
   Net assets                                                            $     1,880,955    $     1,020,380    $       266,717
   Shares outstanding                                                            203,421             75,945             42,208
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $          9.25    $         13.44    $          6.32
   Offering price per share (NAV per share / maximum
      sales charge)(a)                                                   $          9.34    $         13.58    $          6.38
   Redemption proceeds per share
      (after maximum redemption charge)(a)                               $          9.16    $         13.31    $          6.26
------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
   Net assets                                                            $    22,327,583    $    99,398,282    $     1,943,252
   Shares outstanding                                                          2,379,105          7,240,655            299,194
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $          9.38    $         13.73    $          6.49
   Offering price per share                                              $          9.38    $         13.73    $          6.49
   Redemption proceeds per share                                         $          9.38    $         13.73    $          6.49
------------------------------------------------------------------------------------------------------------------------------

                                                                               UBS                UBS               UBS
                                                                          U.S. SMALL CAP       U.S. BOND         HIGH YIELD
                                                                           GROWTH FUND           FUND               FUND
------------------------------------------------------------------------------------------------------------------------------
CLASS A:
   Net assets                                                            $     9,841,092    $    31,336,691    $    76,308,943
   Shares outstanding                                                            983,944          2,851,296         11,163,330
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $         10.00    $         10.99    $          6.84
   Offering price per share (NAV per share / maximum
      sales charge)(a)                                                   $         10.58    $         11.51    $          7.16
   Redemption proceeds per share                                         $         10.00    $         10.99    $          6.84
------------------------------------------------------------------------------------------------------------------------------
CLASS B:
   Net assets                                                            $     1,131,982    $     3,646,308    $    13,130,371
   Shares outstanding                                                            114,500            332,374          1,921,266
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $          9.89    $         10.97    $          6.83
   Offering price per share                                              $          9.89    $         10.97    $          6.83
Redemption proceeds per share
      (after maximum redemption charge)(a)                               $          9.40    $         10.42    $          6.49
------------------------------------------------------------------------------------------------------------------------------
CLASS C:
   Net assets                                                            $       757,125    $     3,163,865    $    18,968,737
   Shares outstanding                                                             76,668            288,252          2,775,183
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $          9.88    $         10.98    $          6.84
   Offering price per share (NAV per share / maximum
      sales charge)(a)                                                   $          9.98    $         11.09    $          6.89
   Redemption proceeds per share
      (after maximum redemption charge)(a)                               $          9.78    $         10.90    $          6.79
------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
   Net assets                                                            $    39,785,279    $    78,806,803    $    71,818,594
   Shares outstanding                                                          3,918,764          7,159,580         10,447,692
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $         10.15    $         11.01    $          6.87
   Offering price per share                                              $         10.15    $         11.01    $          6.87
   Redemption proceeds per share                                         $         10.15    $         11.01    $          6.87
------------------------------------------------------------------------------------------------------------------------------

                                                                               UBS                UBS
                                                                          INTERNATIONAL        U.S. VALUE
                                                                           EQUITY FUND        EQUITY FUND
-----------------------------------------------------------------------------------------------------------
CLASS A:
   Net assets                                                            $     3,146,452    $     1,072,523
   Shares outstanding                                                            450,167            115,199
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $          6.99    $          9.31
   Offering price per share (NAV per share / maximum
      sales charge)(a)                                                   $          7.40    $          9.85
   Redemption proceeds per share                                         $          6.99    $          9.31
-----------------------------------------------------------------------------------------------------------
CLASS B:
   Net assets                                                            $       352,033    $       709,121
   Shares outstanding                                                             50,897             76,980
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $          6.92    $          9.21
   Offering price per share                                              $          6.92    $          9.21
Redemption proceeds per share
      (after maximum redemption charge)(a)                               $          6.57    $          8.75
-----------------------------------------------------------------------------------------------------------
CLASS C:
   Net assets                                                            $       399,110    $     1,025,446
   Shares outstanding                                                             57,819            111,184
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $          6.90    $          9.22
   Offering price per share (NAV per share / maximum
      sales charge)(a)                                                   $          6.97    $          9.31
   Redemption proceeds per share
      (after maximum redemption charge)(a)                               $          6.83    $          9.13
-----------------------------------------------------------------------------------------------------------
CLASS Y:
   Net assets                                                            $    90,513,881    $     4,790,254
   Shares outstanding                                                         12,904,913            513,457
   Net asset value per share (NAV per share / shares
      outstanding)                                                       $          7.01    $          9.33
   Offering price per share                                              $          7.01    $          9.33
   Redemption proceeds per share                                         $          7.01    $          9.33
-----------------------------------------------------------------------------------------------------------

                      THE UBS FUNDS -- FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
JUNE 30, 2003

                                                                              UBS
                                                                             GLOBAL               UBS                UBS
                                                                           ALLOCATION        GLOBAL EQUITY       GLOBAL BOND
                                                                              FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends                                                          $     4,047,357    $     5,194,552    $            --
      Interest                                                                 1,641,435                255          1,535,338
      Securities lending-net                                                      42,830                 --                 --
      Foreign tax withheld                                                      (180,560)          (370,723)                --
                                                                         ---------------    ---------------    ---------------
         TOTAL INCOME                                                          5,551,062          4,824,084          1,535,338
                                                                         ---------------    ---------------    ---------------
EXPENSES:
      Advisory and administration                                              2,049,875          1,311,700            345,469
      Professional services                                                       61,382             50,031             63,813
      Shareholder reports                                                        143,022             31,855             30,989
      Distribution and service fees:
         Class A                                                                 115,575            106,214             11,430
         Class B                                                                 120,405            384,267             11,178
         Class C                                                                 282,199            254,957              5,578
      Custodian                                                                  193,099            122,722             34,710
      Federal and state registration                                              66,956             57,484             59,992
      Transfer agent                                                              92,287            238,582             17,551
      Trustees                                                                     7,665              5,110              4,745
      Other                                                                        9,169              4,245              2,406
                                                                         ---------------    ---------------    ---------------
         TOTAL OPERATING EXPENSES                                              3,141,634          2,567,167            587,861
                                                                         ---------------    ---------------    ---------------
         Expenses waived by Advisor                                              (10,303)          (292,512)          (174,472)
                                                                         ---------------    ---------------    ---------------
         NET OPERATING EXPENSES                                                3,131,331          2,274,655            413,389
         Interest Expense                                                            403                 --              1,902
                                                                         ---------------    ---------------    ---------------
         NET INVESTMENT INCOME (LOSS)                                          2,419,328          2,549,429          1,120,047
                                                                         ---------------    ---------------    ---------------
   Net realized gain (loss) on:
      Investments                                                             (8,037,560)       (21,133,330)         1,164,046
      Futures contracts                                                        3,173,845                 --                 --
      Foreign currency transactions                                            8,743,259          2,695,345          3,853,253
                                                                         ---------------    ---------------    ---------------
         Net realized gain (loss)                                              3,879,544        (18,437,985)         5,017,299
                                                                         ---------------    ---------------    ---------------
   Change in net unrealized appreciation (depreciation) on:
      Investments and foreign currency                                        29,437,108         45,251,240            550,783
      Futures contracts                                                         (637,031)                --                 --
      Forward contracts                                                       (3,793,240)          (354,640)          (525,459)
      Translation of other assets and liabilities
         denominated in foreign currency                                         (23,883)            (7,142)           (20,829)
                                                                         ---------------    ---------------    ---------------
         Change in net unrealized appreciation (depreciation)                 24,982,954         44,889,458              4,495
                                                                         ---------------    ---------------    ---------------
   Net realized and unrealized gain (loss)                                    28,862,498         26,451,473          5,021,794
                                                                         ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting
      from operations                                                    $    31,281,826    $    29,000,902    $     6,141,841
                                                                         ===============    ===============    ===============

                 See accompanying notes to financial statements

                                                                               UBS                UBS                UBS
                                                                          U.S. BALANCED       U.S. EQUITY       U.S LARGE CAP
                                                                              FUND               FUND            GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends                                                          $       320,048    $     1,716,953    $        37,101
      Interest                                                                   423,463             53,518              1,183
      Securities lending-net                                                          --                 --                 --
      Foreign tax withheld                                                            --                 --                 --
                                                                         ---------------    ---------------    ---------------
         TOTAL INCOME                                                            743,511          1,770,471             38,284
                                                                         ---------------    ---------------    ---------------
EXPENSES:
      Advisory and administration                                                193,080            688,970             26,425
      Professional services                                                       43,385             39,643             28,899
      Shareholder reports                                                         13,418             55,080              2,263
      Distribution and service fees:
         Class A                                                                   7,547             20,611              2,588
         Class B                                                                  18,866              3,609              1,725
         Class C                                                                  11,165              3,656              3,933
      Custodian                                                                   13,383             47,808              1,836
      Federal and state registration                                              59,347             60,517             58,198
      Transfer agent                                                               9,821             47,631              7,418
      Trustees                                                                     4,380              7,300              3,650
      Other                                                                        2,141              6,259                677
                                                                         ---------------    ---------------    ---------------
         TOTAL OPERATING EXPENSES                                                376,533            981,084            137,612
                                                                         ---------------    ---------------    ---------------
         Expenses waived by Advisor                                             (134,454)          (222,632)          (101,307)
                                                                         ---------------    ---------------    ---------------
         NET OPERATING EXPENSES                                                  242,079            758,452             36,305
         Interest Expense                                                             --                995                 --
                                                                         ---------------    ---------------    ---------------
         NET INVESTMENT INCOME (LOSS)                                            501,432          1,011,024              1,979
                                                                         ---------------    ---------------    ---------------
   Net realized gain (loss) on:
      Investments                                                             (1,175,751)        (6,823,240)        (1,284,113)
      Futures contracts                                                          (68,295)            76,396                 --
      Foreign currency transactions                                                   --                 --                 --
                                                                         ---------------    ---------------    ---------------
         Net realized gain (loss)                                             (1,244,046)        (6,746,844)        (1,284,113)
                                                                         ---------------    ---------------    ---------------
   Change in net unrealized appreciation (depreciation) on:
      Investments and foreign currency                                         2,363,714          7,887,299          1,210,064
      Futures contracts                                                            2,799            (81,631)                --
      Forward contracts                                                               --                 --                 --
      Translation of other assets and liabilities
         denominated in foreign currency                                              --                 --                 --
                                                                         ---------------    ---------------    ---------------
         Change in net unrealized appreciation (depreciation)                  2,366,513          7,805,668          1,210,064
                                                                         ---------------    ---------------    ---------------
   Net realized and unrealized gain (loss)                                     1,122,467          1,058,824            (74,049)
                                                                         ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting
      from operations                                                    $     1,623,899    $     2,069,848    $       (72,070)
                                                                         ===============    ===============    ===============

                                                                              UBS                 UBS               UBS
                                                                         U.S. SMALL CAP        U.S. BOND         HIGH YIELD
                                                                           GROWTH FUND           FUND               FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends                                                          $       159,019    $            --    $        33,655
      Interest                                                                    25,273          4,687,702         15,541,851
      Securities lending-net                                                          --                 --                 --
      Foreign tax withheld                                                            --                 --                 --
                                                                         ---------------    ---------------    ---------------
         TOTAL INCOME                                                            184,292          4,687,702         15,575,506
                                                                         ---------------    ---------------    ---------------
EXPENSES:
      Advisory and administration                                                392,582            551,552          1,061,286
      Professional services                                                       24,657             25,354             67,478
      Shareholder reports                                                         24,634             57,234            160,639
      Distribution and service fees:
         Class A                                                                  10,054             61,615            172,899
         Class B                                                                   7,239             33,420            139,896
         Class C                                                                   5,403             14,270            134,876
      Custodian                                                                   19,480             51,807             84,611
      Federal and state registration                                              64,168             48,336             61,388
      Transfer agent                                                              21,907             28,311            230,204
      Trustees                                                                     4,745              5,475              5,110
      Other                                                                        1,593             10,791              9,288
                                                                         ---------------    ---------------    ---------------
         TOTAL OPERATING EXPENSES                                                576,462            888,165          2,127,675
                                                                         ---------------    ---------------    ---------------
         Expenses waived by Advisor                                             (125,873)          (185,453)          (554,866)
                                                                         ---------------    ---------------    ---------------
         NET OPERATING EXPENSES                                                  450,589            702,712          1,572,809
         Interest Expense                                                             --                 --                 --
                                                                         ---------------    ---------------    ---------------
         NET INVESTMENT INCOME (LOSS)                                           (266,297)         3,984,990         14,002,697
                                                                         ---------------    ---------------    ---------------
   Net realized gain (loss) on:
      Investments                                                             (1,381,955)         1,963,615        (17,579,211)
      Futures contracts                                                               --                 --                 --
      Foreign currency transactions                                                   --                 --                 --
                                                                         ---------------    ---------------    ---------------
         Net realized gain (loss)                                             (1,381,955)         1,963,615        (17,579,211)
                                                                         ---------------    ---------------    ---------------
   Change in net unrealized appreciation (depreciation) on:
      Investments and foreign currency                                         3,331,910          2,696,545         31,593,930
      Futures contracts                                                               --                 --                 --
      Forward contracts                                                               --                 --                 --
      Translation of other assets and liabilities
         denominated in foreign currency                                              --                 --                 --
                                                                         ---------------    ---------------    ---------------
         Change in net unrealized appreciation (depreciation)                  3,331,910          2,696,545         31,593,930
                                                                         ---------------    ---------------    ---------------
   Net realized and unrealized gain (loss)                                     1,949,955          4,660,160         14,014,719
                                                                         ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting
      from operations                                                    $     1,683,658    $     8,645,150    $    28,017,416
                                                                         ===============    ===============    ===============

                                                                               UBS                UBS
                                                                          INTERNATIONAL        U.S. VALUE
                                                                           EQUITY FUND        EQUITY FUND
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends                                                          $     2,485,046    $       149,796
      Interest                                                                    24,191              1,790
      Securities lending-net                                                      60,942                 --
      Foreign tax withheld                                                      (237,313)                --
                                                                         ---------------    ---------------
         TOTAL INCOME                                                          2,332,866            151,586
                                                                         ---------------    ---------------
EXPENSES:
      Advisory and administration                                                744,060             47,527
      Professional services                                                       46,246             28,371
      Shareholder reports                                                         52,082                936
      Distribution and service fees:
         Class A                                                                   6,476              2,736
         Class B                                                                   2,594              5,356
         Class C                                                                   3,003              6,728
      Custodian                                                                   95,708              3,267
      Federal and state registration                                              79,800             56,848
      Transfer agent                                                              24,893             10,204
      Trustees                                                                     8,030              3,650
      Other                                                                        5,328              7,332
                                                                         ---------------    ---------------
         TOTAL OPERATING EXPENSES                                              1,068,220            172,955
                                                                         ---------------    ---------------
         Expenses waived by Advisor                                             (183,386)          (105,155)
                                                                         ---------------    ---------------
         NET OPERATING EXPENSES                                                  884,834             67,800
         Interest Expense                                                             --                 --
                                                                         ---------------    ---------------
         NET INVESTMENT INCOME (LOSS)                                          1,448,032             83,786
                                                                         ---------------    ---------------
   Net realized gain (loss) on:
      Investments                                                             (7,081,574)          (837,648)
      Futures contracts                                                               --                 --
      Foreign currency transactions                                            1,436,849                 --
                                                                         ---------------    ---------------
         Net realized gain (loss)                                             (5,644,725)          (837,648)
                                                                         ---------------    ---------------
   Change in net unrealized appreciation (depreciation) on:
      Investments and foreign currency                                        (3,223,188)           795,473
      Futures contracts                                                               --                 --
      Forward contracts                                                         (634,274)                --
      Translation of other assets and liabilities
         denominated in foreign currency                                           2,526                 --
                                                                         ---------------    ---------------
         Change in net unrealized appreciation (depreciation)                 (3,854,936)           795,473
                                                                         ---------------    ---------------
   Net realized and unrealized gain (loss)                                    (9,499,661)           (42,175)
                                                                         ---------------    ---------------
   Net increase (decrease) in net assets resulting
      from operations                                                    $    (8,051,629)   $        41,611
                                                                         ===============    ===============

                      THE UBS FUNDS -- FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         UBS                                    UBS
                                                                GLOBAL ALLOCATION FUND                  GLOBAL EQUITY FUND
                                                           --------------------------------     ---------------------------------
                                                                  YEAR ENDED JUNE 30,                  YEAR ENDED JUNE 30,
                                                                2003              2002               2003              2002
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                            $    2,419,328    $    2,109,235     $    2,549,429     $      486,984
   Net realized gain (loss)                                     3,879,544        (1,202,175)       (18,437,985)        (4,019,795)
   Change in net unrealized appreciation (depreciation)        24,982,954         6,940,305         44,889,458           (760,540)
                                                           --------------    --------------     --------------     --------------
   Net increase (decrease) in net assets from operations       31,281,826         7,847,365         29,000,902         (4,293,351)
                                                           --------------    --------------     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
        net foreign currency gains                               (816,676)          (92,144)          (391,438)           (77,577)
      Distributions from net realized gain                             --          (388,420)                --           (419,643)
                                                           --------------    --------------     --------------     --------------
   Total Class A distributions                                   (816,676)         (480,564)          (391,438)          (497,220)
                                                           --------------    --------------     --------------     --------------
   Class B:
      Distributions from net investment income and
        net foreign currency gains                               (159,173)           (2,885)           (18,143)              (123)
      Distributions from net realized gain                             --            (6,162)                --               (668)
                                                           --------------    --------------     --------------     --------------
   Total Class B distributions                                   (159,173)           (9,047)           (18,143)              (791)
                                                           --------------    --------------     --------------     --------------
   Class C:
      Distributions from net investment income and
        net foreign currency gains                               (255,507)             (438)           (28,866)            (1,134)
      Distributions from net realized gain                             --            (1,867)                --             (6,132)
                                                           --------------    --------------     --------------     --------------
   Total Class C distributions                                   (255,507)           (2,305)           (28,866)            (7,266)
                                                           --------------    --------------     --------------     --------------
   Class Y:
      Distributions from net investment income and
        net foreign currency gains                             (6,269,057)       (2,763,739)        (1,343,765)          (244,638)
      Distributions from net realized gain                             --       (11,553,728)                --         (1,324,139)
                                                           --------------    --------------     --------------     --------------
   Total Class Y distributions                                 (6,269,057)      (14,317,467)        (1,343,765)        (1,568,777)
                                                           --------------    --------------     --------------     --------------
   Decrease in net assets from distributions                   (7,500,413)      (14,809,383)        (1,782,212)        (2,074,054)
                                                           --------------    --------------     --------------     --------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                             169,870,324         7,853,473        118,638,055**       30,870,623
      Shares issued on reinvestment of distributions              694,883           442,708            329,028            396,391
      Shares redeemed                                         (13,014,963)       (1,383,496)       (18,681,217)       (15,694,357)
                                                           --------------    --------------     --------------     --------------
   Total Class A transactions                                 157,550,244         6,912,685        100,285,866         15,572,657
                                                           --------------    --------------     --------------     --------------
   Class B:
      Shares sold                                              51,012,178         1,761,729        141,490,442**          432,203
      Shares issued on reinvestment of distributions              153,482             9,047             17,409                792
      Shares redeemed                                          (5,976,414)         (181,252)        (9,779,696)               (99)
                                                           --------------    --------------     --------------     --------------
   Total Class B transactions                                  45,189,246         1,589,524        131,728,155            432,896
                                                           --------------    --------------     --------------     --------------
   Class C:
      Shares sold                                             136,999,043         1,562,320         93,437,144**          428,669
      Shares issued on reinvestment of distributions              238,616             2,241             21,402              7,265
      Shares redeemed                                          (9,106,623)          (23,300)        (8,141,946)           (62,915)
                                                           --------------    --------------     --------------     --------------
   Total Class C transactions                                 128,131,036         1,541,261         85,316,600            373,019
                                                           --------------    --------------     --------------     --------------
   Class Y:
      Shares sold                                              74,326,144        87,020,622         58,747,356**      126,818,221
      Shares issued on reinvestment of distributions            4,205,702         9,091,252            972,071          1,024,427
      Shares redeemed                                         (52,998,670)      (79,981,613)       (36,459,204)      (132,070,159)
                                                           --------------    --------------     --------------     --------------
   Total Class Y transactions                                  25,533,176        16,130,261         23,260,223         (4,227,511)
                                                           --------------    --------------     --------------     --------------
   UBS Investment Funds Class+:
      Shares sold                                                      --           143,261                 --            142,132
      Shares issued on reinvestment of distributions                   --                --                 --                 --
      Shares redeemed                                                  --        (7,052,896)                --        (18,825,671)
                                                           --------------    --------------     --------------     --------------
   Total UBS Investment Funds Class transactions                       --        (6,909,635)                --        (18,683,539)
                                                           --------------    --------------     --------------     --------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                              356,403,702        19,264,096        340,590,844         (6,532,478)
                                                           --------------    --------------     --------------     --------------
   INCREASE (DECREASE) IN NET ASSETS                          380,185,115        12,302,078        367,809,534        (12,899,883)
   NET ASSETS, BEGINNING OF PERIOD                            175,639,305       163,337,227         56,656,225         69,556,108
                                                           --------------    --------------     --------------     --------------
   NET ASSETS, END OF PERIOD                               $  555,824,420    $  175,639,305     $  424,465,759     $   56,656,225
                                                           ==============    ==============     ==============     ==============
   Net assets include accumulated undistributed
      net investment income (loss)                         $    7,743,158    $    2,392,980     $    4,343,999     $      881,437
                                                           ==============    ==============     ==============     ==============

 * The amount represents a distribution from return of capital for the UBS Global Bond Fund.
** The following capital share transactions include amounts from a tax-free reorganization in which the UBS Global Equity Fund acquired the assets and liabilities of the UBS Strategy Fund on March 21, 2003. The amounts were $102,576,449 for Class A, $135,637,778 for Class B, $88,842,381 for Class
     C, and $2,358,930 for Class Y.
 +   UBS Investment Funds Class was liquidated effective November 9, 2001.

                 See accompanying notes to financial statements

                                                                          UBS                                  UBS
                                                                    GLOBAL BOND FUND                    U.S. BALANCED FUND
                                                           --------------------------------     ---------------------------------
                                                                  YEAR ENDED JUNE 30,                  YEAR ENDED JUNE 30,
                                                                2003              2002               2003               2002
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                            $    1,120,047    $    1,273,573     $      501,432     $      612,007
   Net realized gain (loss)                                     5,017,299        (1,972,049)        (1,244,046)           (12,971)
   Change in net unrealized appreciation (depreciation)             4,495         5,897,508          2,366,513         (1,272,222)
                                                           --------------    --------------     --------------     --------------
   Net increase (decrease) in net assets from operations        6,141,841         5,199,032          1,623,899           (673,186)
                                                           --------------    --------------     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
        net foreign currency gains                               (105,953)          (23,082)*          (64,035)           (35,339)
      Distributions from net realized gain                             --                --                 --                 --
                                                           --------------    --------------     --------------     --------------
   Total Class A distributions                                   (105,953)          (23,082)           (64,035)           (35,339)
                                                           --------------    --------------     --------------     --------------
   Class B:
      Distributions from net investment income and
        net foreign currency gains                                (17,619)           (1,816)*          (35,979)            (3,889)
      Distributions from net realized gain                             --                --                 --                 --
                                                           --------------    --------------     --------------     --------------
   Total Class B distributions                                    (17,619)           (1,816)           (35,979)            (3,889)
                                                           --------------    --------------     --------------     --------------
   Class C:
      Distributions from net investment income and
        net foreign currency gains                                (13,518)               --            (21,002)              (781)
      Distributions from net realized gain                             --                --                 --                 --
                                                           --------------    --------------     --------------     --------------
   Total Class C distributions                                    (13,518)               --            (21,002)              (781)
                                                           --------------    --------------     --------------     --------------
   Class Y:
      Distributions from net investment income and
        net foreign currency gains                               (853,243)         (700,361)*         (431,180)          (520,386)
      Distributions from net realized gain                             --                --                 --                 --
                                                           --------------    --------------     --------------     --------------
   Total Class Y distributions                                   (853,243)         (700,361)          (431,180)          (520,386)
                                                           --------------    --------------     --------------     --------------
   Decrease in net assets from distributions                     (990,333)         (725,259)*         (552,196)          (560,395)
                                                           --------------    --------------     --------------     --------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                              12,487,314         8,168,545          2,034,371          2,792,372
      Shares issued on reinvestment of distributions               89,825            16,968             60,100             34,527
      Shares redeemed                                          (3,273,617)       (6,346,130)          (694,275)          (175,467)
                                                           --------------    --------------     --------------     --------------
   Total Class A transactions                                   9,303,522         1,839,383          1,400,196          2,651,432
                                                           --------------    --------------     --------------     --------------
   Class B:
      Shares sold                                               1,854,490           378,073          2,317,056          1,128,265
      Shares issued on reinvestment of distributions               15,420             1,722             29,916              3,643
      Shares redeemed                                            (639,402)               --           (703,282)          (178,788)
                                                           --------------    --------------     --------------     --------------
   Total Class B transactions                                   1,230,508           379,795          1,643,690            953,120
                                                           --------------    --------------     --------------     --------------
   Class C:
      Shares sold                                               3,390,992                --          1,512,637            436,391
      Shares issued on reinvestment of distributions               10,557                --             18,542                781
      Shares redeemed                                            (267,872)               --           (173,434)           (20,000)
                                                           --------------    --------------     --------------     --------------
   Total Class C transactions                                   3,133,677                --          1,357,745            417,172
                                                           --------------    --------------     --------------     --------------
   Class Y:
      Shares sold                                              48,090,421        15,342,104          6,497,803         11,358,860
      Shares issued on reinvestment of distributions              662,981           450,050            418,301            493,900
      Shares redeemed                                         (52,213,738)      (23,493,711)        (6,953,197)       (14,710,999)
                                                           --------------    --------------     --------------     --------------
   Total Class Y transactions                                  (3,460,336)       (7,701,557)           (37,093)        (2,858,239)
                                                           --------------    --------------     --------------     --------------
   UBS Investment Funds Class+:
      Shares sold                                                      --             2,139                 --              5,273
      Shares issued on reinvestment of distributions                   --                --                 --                 --
      Shares redeemed                                                  --        (1,125,010)                --         (1,291,178)
                                                           --------------    --------------     --------------     --------------
   Total UBS Investment Funds Class transactions                       --        (1,122,871)                --         (1,285,905)
                                                           --------------    --------------     --------------     --------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                               10,207,371        (6,605,250)         4,364,538           (122,420)
                                                           --------------    --------------     --------------     --------------
   INCREASE (DECREASE) IN NET ASSETS                           15,358,879        (2,131,477)         5,436,241         (1,356,001)
   NET ASSETS, BEGINNING OF PERIOD                             36,737,497        38,868,974         25,668,943         27,024,944
                                                           --------------    --------------     --------------     --------------
   NET ASSETS, END OF PERIOD                               $   52,096,376    $   36,737,497     $   31,105,184     $   25,668,943
                                                           ==============    ==============     ==============     ==============
   Net assets include accumulated undistributed
      net investment income (loss)                         $    2,541,437    $   (1,457,616)    $      251,753     $      277,550
                                                           ==============    ==============     ==============     ==============

                                                                         UBS                                   UBS
                                                                   U.S. EQUITY FUND                 U.S. LARGE CAP GROWTH FUND
                                                           --------------------------------     ---------------------------------
                                                                  YEAR ENDED JUNE 30,                  YEAR ENDED JUNE 30,
                                                                2003               2002              2003               2002
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                            $    1,011,024    $      993,283     $        1,979     $      (17,572)
   Net realized gain (loss)                                    (6,746,844)        6,100,564         (1,284,113)        (2,195,537)
   Change in net unrealized appreciation (depreciation)         7,805,668       (16,018,358)         1,210,064            475,180
                                                           --------------    --------------     --------------     --------------
   Net increase (decrease) in net assets from operations        2,069,848        (8,924,511)           (72,070)        (1,737,929)
                                                           --------------    --------------     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
        net foreign currency gains                                (35,257)          (33,362)                --                 --
      Distributions from net realized gain                       (174,016)         (531,722)                --            (13,807)
                                                           --------------    --------------     --------------     --------------
   Total Class A distributions                                   (209,273)         (565,084)                --            (13,807)
                                                           --------------    --------------     --------------     --------------
   Class B:
      Distributions from net investment income and
        net foreign currency gains                                 (3,439)             (206)                --                 --
      Distributions from net realized gain                        (15,413)           (3,285)                --               (244)
                                                           --------------    --------------     --------------     --------------
   Total Class B distributions                                    (18,852)           (3,491)                --               (244)
                                                           --------------    --------------     --------------     --------------
   Class C:
      Distributions from net investment income and
        net foreign currency gains                                 (2,486)              (60)                --                 --
      Distributions from net realized gain                         (8,679)             (955)                --             (3,707)
                                                           --------------    --------------     --------------     --------------
   Total Class C distributions                                    (11,165)           (1,015)                --             (3,707)
                                                           --------------    --------------     --------------     --------------
   Class Y:
      Distributions from net investment income and
        net foreign currency gains                               (897,680)         (314,778)                --                 --
      Distributions from net realized gain                     (2,331,732)       (5,018,843)                --            (15,304)
                                                           --------------    --------------     --------------     --------------
   Total Class Y distributions                                 (3,229,412)       (5,333,621)                --            (15,304)
                                                           --------------    --------------     --------------     --------------
   Decrease in net assets from distributions                   (3,468,702)       (5,903,211)                --            (33,062)
                                                           --------------    --------------     --------------     --------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                               4,229,809        10,524,445            775,010          2,494,053
      Shares issued on reinvestment of distributions              135,067           163,489                 --             13,610
      Shares redeemed                                         (12,394,051)       (2,721,652)          (756,172)        (1,041,589)
                                                           --------------    --------------     --------------     --------------
   Total Class A transactions                                  (8,029,175)        7,966,282             18,838          1,466,074
                                                           --------------    --------------     --------------     --------------
   Class B:
      Shares sold                                                 593,667           349,959            440,475            210,860
      Shares issued on reinvestment of distributions               18,852             3,491                 --                244
      Shares redeemed                                            (205,380)         (103,306)          (239,759)           (67,097)
                                                           --------------    --------------     --------------     --------------
   Total Class B transactions                                     407,139           250,144            200,716            144,007
                                                           --------------    --------------     --------------     --------------
   Class C:
      Shares sold                                                 903,316            79,070            257,136            794,762
      Shares issued on reinvestment of distributions               10,921             1,015                 --              3,708
      Shares redeemed                                             (31,363)           (3,915)          (529,714)           (68,579)
                                                           --------------    --------------     --------------     --------------
   Total Class C transactions                                     882,874            76,170           (272,578)           729,891
                                                           --------------    --------------     --------------     --------------
   Class Y:
      Shares sold                                              28,395,966        36,606,235            435,368            674,289
      Shares issued on reinvestment of distributions            2,905,921         4,877,452                 --             13,460
      Shares redeemed                                         (19,108,822)      (66,693,377)          (749,106)          (814,297)
                                                           --------------    --------------     --------------     --------------
   Total Class Y transactions                                  12,193,065       (25,209,690)          (313,738)          (126,548)
                                                           --------------    --------------     --------------     --------------
   UBS Investment Funds Class+:
      Shares sold                                                      --           235,795                 --            203,529
      Shares issued on reinvestment of distributions                   --                --                 --                 --
      Shares redeemed                                                  --        (5,719,369)                --         (3,266,791)
                                                           --------------    --------------     --------------     --------------
   Total UBS Investment Funds Class transactions                       --        (5,483,574)                --         (3,063,262)
                                                           --------------    --------------     --------------     --------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                                5,453,903       (22,400,668)          (366,762)          (849,838)
                                                           --------------    --------------     --------------     --------------
   INCREASE (DECREASE) IN NET ASSETS                            4,055,049       (37,228,390)          (438,832)        (2,620,829)
   NET ASSETS, BEGINNING OF PERIOD                            101,700,990       138,929,380          4,132,678          6,753,507
                                                           --------------    --------------     --------------     --------------
   NET ASSETS, END OF PERIOD                               $  105,756,039    $  101,700,990     $    3,693,846     $    4,132,678
                                                           ==============    ==============     ==============     ==============
   Net assets include accumulated undistributed
      net investment income (loss)                         $    1,010,080    $      938,569     $        1,979     $           --
                                                           ==============    ==============     ==============     ==============

                      THE UBS FUNDS -- FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        UBS                                 UBS
                                                             U.S. SMALL CAP GROWTH FUND               U.S. BOND FUND
                                                          --------------------------------    -------------------------------
                                                                YEAR ENDED JUNE 30,                 YEAR ENDED JUNE 30,
                                                               2003             2002               2003             2002
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                           $     (266,297)   $     (324,060)   $    3,984,990   $    4,478,203
   Net realized gain (loss)                                   (1,381,955)         (431,999)        1,963,615        1,921,383
   Change in net unrealized appreciation (depreciation)        3,331,910        (4,904,899)        2,696,545          925,071
                                                          --------------    --------------    --------------   --------------
   Net increase (decrease) in net assets from operations       1,683,658        (5,660,958)        8,645,150        7,324,657
                                                          --------------    --------------    --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
        net foreign currency gains                                    --                --        (1,055,349)        (308,304)
      Distributions from net realized gain                            --           (61,112)               --               --
                                                          --------------    --------------    --------------   --------------
   Total Class A distributions                                        --           (61,112)       (1,055,349)        (308,304)
                                                          --------------    --------------    --------------   --------------
   Class B:
      Distributions from net investment income and
        net foreign currency gains                                    --                --          (120,485)         (15,882)
      Distributions from net realized gain                            --            (3,713)               --               --
                                                          --------------    --------------    --------------   --------------
   Total Class B distributions                                        --            (3,713)         (120,485)         (15,882)
                                                          --------------    --------------    --------------   --------------
   Class C:
      Distributions from net investment income and
        net foreign currency gains                                    --                --           (71,609)         (27,034)
      Distributions from net realized gain                            --              (767)               --               --
                                                          --------------    --------------    --------------   --------------
   Total Class C distributions                                        --              (767)          (71,609)         (27,034)
                                                          --------------    --------------    --------------   --------------
   Class Y:
      Distributions from net investment income and
        net foreign currency gains                                    --                --        (3,120,824)      (5,307,109)
      Distributions from net realized gain                            --        (1,477,411)               --               --
                                                          --------------    --------------    --------------   --------------
   Total Class Y distributions                                        --        (1,477,411)       (3,120,824)      (5,307,109)
                                                          --------------    --------------    --------------   --------------
   UBS Investment Funds Class+:
      Distributions from net investment income and
        net foreign currency gains                                    --                --                --          (38,696)
                                                          --------------    --------------    --------------   --------------
   Decrease in net assets from distributions                          --        (1,543,003)       (4,368,267)      (5,697,025)
                                                          --------------    --------------    --------------   --------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                             10,938,839         2,179,415        30,904,206       20,944,347
      Shares issued on reinvestment of distributions                  --            60,938           774,239          243,825
      Shares redeemed                                         (3,805,325)         (366,992)      (19,984,705)      (2,899,216)
                                                          --------------    --------------    --------------   --------------
   Total Class A transactions                                  7,133,514         1,873,361        11,693,740       18,288,956
                                                          --------------    --------------    --------------   --------------
   Class B:
      Shares sold                                                851,729           859,490         4,225,401        1,536,154
      Shares issued on reinvestment of distributions                  --             3,713            77,727            9,884
      Shares redeemed                                           (421,955)         (153,113)       (2,182,579)        (143,152)
                                                          --------------    --------------    --------------   --------------
   Total Class B transactions                                    429,774           710,090         2,120,549        1,402,886
                                                          --------------    --------------    --------------   --------------
   Class C:
      Shares sold                                                475,355           580,457         3,233,996        1,767,103
      Shares issued on reinvestment of distributions                  --               768            50,843           11,416
      Shares redeemed                                           (151,517)         (133,522)       (1,334,026)        (634,562)
                                                          --------------    --------------    --------------   --------------
   Total Class C transactions                                    323,838           447,703         1,950,813        1,143,957
                                                          --------------    --------------    --------------   --------------
   Class Y:
      Shares sold                                             22,370,201        24,755,474        40,216,437      273,440,239
      Shares issued on reinvestment of distributions                  --         1,389,547         3,009,977        4,731,214
      Shares redeemed                                        (19,597,886)      (27,169,494)      (27,160,470)    (282,313,285)
                                                          --------------    --------------    --------------   --------------
   Total Class Y transactions                                  2,772,315        (1,024,473)       16,065,944       (4,141,832)
                                                          --------------    --------------    --------------   --------------
   UBS Investment Funds Class+
      Shares sold                                                     --           268,873                --          207,611
      Shares issued on reinvestment of distributions                  --                --                --           29,558
      Shares redeemed                                                 --        (2,293,974)               --       (3,107,604)
                                                          --------------    --------------    --------------   --------------
   Total UBS Investment Funds Class transactions                      --        (2,025,101)               --       (2,870,435)
                                                          --------------    --------------    --------------   --------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                              10,659,441           (18,420)       31,831,046       13,823,532
                                                          --------------    --------------    --------------   --------------
   INCREASE (DECREASE) IN NET ASSETS                          12,343,099        (7,222,381)       36,107,929       15,451,164
   NET ASSETS, BEGINNING OF PERIOD                            39,172,379        46,394,760        80,845,738       65,394,574
                                                          --------------    --------------    --------------   --------------
   NET ASSETS, END OF PERIOD                              $   51,515,478    $   39,172,379    $  116,953,667   $   80,845,738
                                                          ==============    ==============    ==============   ==============
   Net assets include accumulated undistributed
      net investment income (loss)                        $           --    $           --    $       90,878   $      105,723
                                                          ==============    ==============    ==============   ==============

 * For the period June 29, 2001, commencement of investment operations, to June 30, 2002.
** The following capital share transactions include amounts from a tax-free reorganization in which the UBS U.S. Value Equity Fund acquired the assets and liabilities of the UBS U.S. Large Cap Equity Fund on October 4, 2002. The amounts were $524,863 for Class A, $149,087 for Class B, $549,128 for Class C, and $1,680,096 for Class Y.
 +   UBS Investment Funds Class was liquidated effective November 9, 2001.

                 See accompanying notes to financial statements

                                                                         UBS                                UBS
                                                                  HIGH YIELD  FUND               INTERNATIONAL EQUITY FUND
                                                          --------------------------------    -------------------------------
                                                                 YEAR ENDED JUNE 30,                 YEAR ENDED JUNE 30,
                                                               2003              2002              2003             2002
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                           $   14,002,697    $   11,343,538    $    1,448,032   $    1,457,063
   Net realized gain (loss)                                  (17,579,211)      (27,901,284)       (5,644,725)      (7,755,636)
   Change in net unrealized appreciation (depreciation)       31,593,930         7,837,661        (3,854,936)       1,110,495
                                                          --------------    --------------    --------------   --------------
   Net increase (decrease) in net assets from operations      28,017,416        (8,720,085)       (8,051,629)      (5,188,078)
                                                          --------------    --------------    --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
        net foreign currency gains                            (6,210,427)       (4,859,620)         (102,615)         (36,545)
      Distributions from net realized gain                            --                --            (3,166)        (218,141)
                                                          --------------    --------------    --------------   --------------
   Total Class A distributions                                (6,210,427)       (4,859,620)         (105,781)        (254,686)
                                                          --------------    --------------    --------------   --------------
   Class B:
      Distributions from net investment income and
        net foreign currency gains                            (1,155,342)       (1,062,540)          (12,207)              --
      Distributions from net realized gain                            --                --              (392)              --
                                                          --------------    --------------    --------------   --------------
   Total Class B distributions                                (1,155,342)       (1,062,540)          (12,599)              --
                                                          --------------    --------------    --------------   --------------
   Class C:
      Distributions from net investment income and
        net foreign currency gains                            (1,524,490)       (1,219,662)          (10,789)             (28)
      Distributions from net realized gain                            --                --              (354)            (166)
                                                          --------------    --------------    --------------   --------------
   Total Class C distributions                                (1,524,490)       (1,219,662)          (11,143)            (194)
                                                          --------------    --------------    --------------   --------------
   Class Y:
      Distributions from net investment income and
        net foreign currency gains                            (5,513,259)       (5,509,093)       (4,107,868)      (2,957,696)
      Distributions from net realized gain                            --                --          (119,936)     (17,649,540)
                                                          --------------    --------------    --------------   --------------
   Total Class Y distributions                                (5,513,259)       (5,509,093)       (4,227,804)     (20,607,236)
                                                          --------------    --------------    --------------   --------------
   UBS Investment Funds Class+:
      Distributions from net investment income and
        net foreign currency gains                                    --          (153,732)               --               --
                                                          --------------    --------------    --------------   --------------
   Decrease in net assets from distributions                 (14,403,518)      (12,804,647)       (4,357,327)     (20,862,116)
                                                          --------------    --------------    --------------   --------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                             34,591,438        85,975,437        12,910,694       10,837,418
      Shares issued on reinvestment of distributions           2,814,936         2,162,926           100,144          241,742
      Shares redeemed                                        (32,540,087)      (13,264,252)      (12,304,565)      (8,692,780)
                                                          --------------    --------------    --------------   --------------
   Total Class A transactions                                  4,866,287        74,874,111           706,273        2,386,380
                                                          --------------    --------------    --------------   --------------
   Class B:
      Shares sold                                              2,018,183        23,835,512           273,328          137,033
      Shares issued on reinvestment of distributions             471,694           410,680            12,357               --
      Shares redeemed                                         (5,977,148)       (6,409,813)          (40,559)         (15,060)
                                                          --------------    --------------    --------------   --------------
   Total Class B transactions                                 (3,487,271)       17,836,379           245,126          121,973
                                                          --------------    --------------    --------------   --------------
   Class C:
      Shares sold                                              2,115,099        23,894,164           775,367          708,527
      Shares issued on reinvestment of distributions             710,226           565,332            10,420                1
      Shares redeemed                                         (3,147,724)       (4,088,587)         (542,989)        (531,255)
                                                          --------------    --------------    --------------   --------------
   Total Class C transactions                                   (322,399)       20,370,909           242,798          177,273
                                                          --------------    --------------    --------------   --------------
   Class Y:
      Shares sold                                             82,297,200        93,174,128       139,188,726      776,370,655
      Shares issued on reinvestment of distributions           4,987,025         4,929,419         3,923,965       18,542,125
      Shares redeemed                                        (61,319,664)     (104,801,747)     (138,240,572)    (863,839,409)
                                                          --------------    --------------    --------------   --------------
   Total Class Y transactions                                 25,964,561        (6,698,200)        4,872,119      (68,926,629)
                                                          --------------    --------------    --------------   --------------
   UBS Investment Funds Class+
      Shares sold                                                     --            83,673                --          231,701
      Shares issued on reinvestment of distributions                  --           119,090                --               --
      Shares redeemed                                                 --        (1,958,227)               --       (4,025,287)
                                                          --------------    --------------    --------------   --------------
   Total UBS Investment Funds Class transactions                      --        (1,755,464)               --       (3,793,586)
                                                          --------------    --------------    --------------   --------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                              27,021,178       104,627,735         6,066,316      (70,034,589)
                                                          --------------    --------------    --------------   --------------
   INCREASE (DECREASE) IN NET ASSETS                          40,635,076        83,103,003        (6,342,640)     (96,084,783)
   NET ASSETS, BEGINNING OF PERIOD                           139,591,569        56,488,566       100,754,116      196,838,899
                                                          --------------    --------------    --------------   --------------
   NET ASSETS, END OF PERIOD                              $  180,226,645    $  139,591,569    $   94,411,476   $  100,754,116
                                                          ==============    ==============    ==============   ==============
   Net assets include accumulated undistributed
      net investment income (loss)                        $       29,500    $      430,319    $    2,126,527   $    3,475,868
                                                          ==============    ==============    ==============   ==============

                                                                         UBS
                                                               U.S. VALUE EQUITY FUND
                                                          --------------------------------
                                                                 YEAR ENDED JUNE 30,
                                                               2003              2002*
------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                           $       83,786    $       36,677
   Net realized gain (loss)                                     (837,648)           41,135
   Change in net unrealized appreciation (depreciation)          795,473          (348,860)
                                                          --------------    --------------
   Net increase (decrease) in net assets from operations          41,611          (271,048)
                                                          --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
        net foreign currency gains                                (6,980)               --
      Distributions from net realized gain                        (8,594)               --
                                                          --------------    --------------
   Total Class A distributions                                   (15,574)               --
                                                          --------------    --------------
   Class B:
      Distributions from net investment income and
        net foreign currency gains                                (2,449)               --
      Distributions from net realized gain                        (5,316)               --
                                                          --------------    --------------
   Total Class B distributions                                    (7,765)               --
                                                          --------------    --------------
   Class C:
      Distributions from net investment income and
        net foreign currency gains                                (2,890)               --
      Distributions from net realized gain                        (5,570)               --
                                                          --------------    --------------
   Total Class C distributions                                    (8,460)               --
                                                          --------------    --------------
   Class Y:
      Distributions from net investment income and
        net foreign currency gains                               (32,891)               --
      Distributions from net realized gain                       (30,988)               --
                                                          --------------    --------------
   Total Class Y distributions                                   (63,879)               --
                                                          --------------    --------------
   UBS Investment Funds Class+:
      Distributions from net investment income and
        net foreign currency gains                                    --                --
                                                          --------------    --------------
   Decrease in net assets from distributions                     (95,678)               --
                                                          --------------    --------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
      Shares sold                                              1,313,870**         944,284
      Shares issued on reinvestment of distributions              14,112                --
      Shares redeemed                                           (983,232)         (144,738)
                                                          --------------    --------------
   Total Class A transactions                                    344,750           799,546
                                                          --------------    --------------
   Class B:
      Shares sold                                                834,994**         353,289
      Shares issued on reinvestment of distributions               7,755                --
      Shares redeemed                                           (423,048)          (33,608)
                                                          --------------    --------------
   Total Class B transactions                                    419,701           319,681
                                                          --------------    --------------
   Class C:
      Shares sold                                                831,028**         256,183
      Shares issued on reinvestment of distributions               2,916                --
      Shares redeemed                                           (109,240)           (3,131)
                                                          --------------    --------------
   Total Class C transactions                                    724,704           253,052
                                                          --------------    --------------
   Class Y:
      Shares sold                                              2,862,951**           4,355
      Shares issued on reinvestment of distributions              48,665                --
      Shares redeemed                                           (854,907)              (49)
                                                          --------------    --------------
   Total Class Y transactions                                  2,056,709             4,306
                                                          --------------    --------------
   UBS Investment Funds Class+
      Shares sold                                                     --                --
      Shares issued on reinvestment of distributions                  --                --
      Shares redeemed                                                 --                --
                                                          --------------    --------------
   Total UBS Investment Funds Class transactions                      --                --
                                                          --------------    --------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                               3,545,864         1,376,585
                                                          --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS                           3,491,797         1,105,537
   NET ASSETS, BEGINNING OF PERIOD                             4,105,547         3,000,010
                                                          --------------    --------------
   NET ASSETS, END OF PERIOD                              $    7,597,344    $    4,105,547
                                                          ==============    ==============
   Net assets include accumulated undistributed
      net investment income (loss)                        $       83,688    $       37,360
                                                          ==============    ==============

               UBS GLOBAL ALLOCATION FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                        YEAR ENDED JUNE 30,
                                                                 -----------------------------------------------------------------
CLASS A                                                             2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $   10.60     $   11.10     $   11.20     $   11.99     $   12.75
                                                                 ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income                                              0.10**        0.10**        0.22          0.19**        0.27
   Net realized and unrealized gain (loss)                            0.41          0.40          0.31         (0.30)         0.25
                                                                 ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations               0.51          0.50          0.53         (0.11)         0.52
                                                                 ---------     ---------     ---------     ---------     ---------
Less distributions:
   Distributions from net investment income and
     net foreign currency gains                                      (0.42)        (0.19)           --         (0.16)        (0.44)
   Distributions from net realized gains                                --         (0.81)        (0.63)        (0.52)        (0.84)
                                                                 ---------     ---------     ---------     ---------     ---------
         Total distributions                                         (0.42)        (1.00)        (0.63)        (0.68)        (1.28)
                                                                 ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                   $   10.69     $   10.60     $   11.10     $   11.20     $   11.99
                                                                 =========     =========     =========     =========     =========
Total return+                                                         5.35%         4.84%         4.95%        (0.80)%        4.47%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                           $ 175,415     $   6,914     $     237     $     202     $   1,576
   Ratio of expenses to average net assets:
      Before expense reimbursement                                    1.35%         1.35%         1.30%         1.24%         1.21%
      After expense reimbursement                                     1.35%         1.35%         1.30%         1.24%         1.21%
   Ratio of net investment income to average net assets:
      Before expense reimbursement                                    0.98%         0.98%         1.52%         1.74%         1.98%
      After expense reimbursement                                     0.98%         0.98%         1.52%         1.74%         1.98%
   Portfolio turnover rate                                              66%          116%          115%           98%          105%

                                                                                          YEAR              FOR THE
                                                                                          ENDED           PERIOD ENDED
CLASS B                                                                              JUNE 30, 2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $        10.52      $        11.21
                                                                                     --------------      --------------
Income from investment operations:
   Net investment income                                                                       0.02**              0.12**
   Net realized and unrealized gain                                                            0.41                0.19
                                                                                     --------------      --------------
         Total income from investment operations                                               0.43                0.31
                                                                                     --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                    (0.40)              (0.19)
   Distributions from net realized gains                                                         --               (0.81)
                                                                                     --------------      --------------
         Total distributions                                                                  (0.40)              (1.00)
                                                                                     --------------      --------------
Net asset value, end of period                                                       $        10.55      $        10.52
                                                                                     ==============      ==============
Total return+                                                                                  4.60%               3.00%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $       49,573      $        1,570
   Ratio of expenses to average net assets:
      Before expense reimbursement                                                             2.10%               2.10%***
      After expense reimbursement                                                              2.10%               2.10%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement                                                             0.23%               2.17%***
      After expense reimbursement                                                              0.23%               2.17%***
   Portfolio turnover rate                                                                       66%                116%

  * For the period December 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                         YEAR               FOR THE
                                                                                         ENDED            PERIOD ENDED
CLASS C                                                                              JUNE 30, 2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $        10.54      $        11.10
                                                                                     --------------      --------------
Income from investment operations:
   Net investment income                                                                       0.02**              0.11**
   Net realized and unrealized gain                                                            0.41                0.33
                                                                                     --------------      --------------
         Total income from investment operations                                               0.43                0.44
                                                                                     --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                    (0.41)              (0.19)
   Distributions from net realized gains                                                         --               (0.81)
                                                                                     --------------      --------------
         Total distributions                                                                  (0.41)              (1.00)
                                                                                     --------------      --------------
Net asset value, end of period                                                       $        10.56      $        10.54
                                                                                     ==============      ==============
Total return+                                                                                  4.55%               4.23%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $      137,078      $        1,525
   Ratio of expenses to average net assets:
      Before expense reimbursement                                                             2.10%               2.10%***
      After expense reimbursement                                                              2.10%               2.10%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement                                                             0.23%               1.77%***
      After expense reimbursement                                                              0.23%               1.77%***
   Portfolio turnover rate                                                                       66%                116%

                                                                                       YEAR ENDED JUNE 30,
                                                                 -----------------------------------------------------------------
CLASS Y                                                             2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $   10.69     $   11.18     $   11.25     $   12.02     $   12.77
                                                                 ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income                                              0.12**        0.13**        0.25          0.23**        0.30
   Net realized and unrealized gain (loss)                            0.41          0.38          0.31         (0.30)         0.25
                                                                 ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations               0.53          0.51          0.56         (0.07)         0.55
                                                                 ---------     ---------     ---------     ---------     ---------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                     (0.43)        (0.19)           --         (0.18)        (0.46)
   Distributions from net realized gains                                --         (0.81)        (0.63)        (0.52)        (0.84)
                                                                 ---------     ---------     ---------     ---------     ---------
         Total distributions                                         (0.43)        (1.00)        (0.63)        (0.70)        (1.30)
                                                                 ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                   $   10.79     $   10.69     $   11.18     $   11.25     $   12.02
                                                                 =========     =========     =========     =========     =========
Total return++                                                        5.50%         4.91%         5.20%        (0.48)%        4.76%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                           $ 193,758     $ 165,630     $ 156,130     $ 284,229     $ 469,080
   Ratio of expenses to average net assets:
      Before expense reimbursement                                    1.10%         1.10%         1.05%         0.99%         0.96%
      After expense reimbursement                                     1.10%         1.10%         1.05%         0.99%         0.96%
   Ratio of net investment income to average net assets:
      Before expense reimbursement                                    1.23%         1.24%         1.77%         1.99%         2.23%
      After expense reimbursement                                     1.23%         1.24%         1.77%         1.99%         2.23%
   Portfolio turnover rate                                              66%          116%          115%           98%          105%

  * For the period November 22, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.

                 See accompanying notes to financial statements

                 UBS GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                        YEAR ENDED JUNE 30,
                                                                 -----------------------------------------------------------------
CLASS A                                                             2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    9.37     $   10.61     $   12.44     $   13.40     $   12.53
                                                                 ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income                                              0.16**        0.04**        0.07          0.04**        0.10**
   Net realized and unrealized gain (loss)                           (0.39)        (0.88)        (0.56)         0.27          1.09
                                                                 ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations              (0.23)        (0.84)        (0.49)         0.31          1.19
                                                                 ---------     ---------     ---------     ---------     ---------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                     (0.25)        (0.06)        (0.02)        (0.06)        (0.14)
   Distributions from net realized gains                                --         (0.34)        (1.32)        (1.21)        (0.18)
                                                                 ---------     ---------     ---------     ---------     ---------
         Total distributions                                         (0.25)        (0.40)        (1.34)        (1.27)        (0.32)
                                                                 ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                   $    8.89     $    9.37     $   10.61     $   12.44     $   13.40
                                                                 =========     =========     =========     =========     =========
Total return+                                                        (2.23)%       (8.05)%       (4.45)%        2.49%         9.80%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                           $ 123,756     $  15,173     $     302     $     224     $     220
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits               1.44%         1.47%         1.37%         1.33%         1.30%
      After expense reimbursement and earnings credits                1.25%         1.25%         1.25%         1.25%         1.25%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits               1.73%         0.17%         0.65%         0.23%         0.80%
      After expense reimbursement and earnings credits                1.92%         0.39%         0.77%         0.31%         0.85%
   Portfolio turnover rate                                             206%          117%           81%          111%           86%

                                                                                          YEAR              FOR THE
                                                                                         ENDED            PERIOD ENDED
CLASS B                                                                              JUNE 30, 2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         9.34      $        10.17
                                                                                     --------------      --------------
Income (loss) from investment operations:
   Net investment income                                                                       0.10**              0.05**
   Net realized and unrealized loss                                                           (0.39)              (0.48)
                                                                                     --------------      --------------
         Total loss from investment operations                                                (0.29)              (0.43)
                                                                                     --------------      --------------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                                              (0.23)              (0.06)
   Distributions from net realized gains                                                         --               (0.34)
                                                                                     --------------      --------------
         Total distributions                                                                  (0.23)              (0.40)
                                                                                     --------------      --------------
Net asset value, end of period                                                       $         8.82      $         9.34
                                                                                     ==============      ==============
Total return+                                                                                 (2.91)%             (4.38)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $      144,232      $          418
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        2.20%               2.25%***
      After expense reimbursement and earnings credits                                         2.00%               2.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                                        0.97%               0.72%***
      After expense reimbursement and earnings credits                                         1.17%               0.97%***
   Portfolio turnover rate                                                                      206%                117%

  * For the period December 11, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                          YEAR              FOR THE
                                                                                         ENDED            PERIOD ENDED
CLASS C                                                                              JUNE 30, 2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         9.33      $        10.18
                                                                                     --------------      --------------
Income (loss) from investment operations:
   Net investment income                                                                       0.10**              0.04**
   Net realized and unrealized loss                                                           (0.40)              (0.49)
                                                                                     --------------      --------------
         Total loss from investment operations                                                (0.30)              (0.45)
                                                                                     --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                    (0.24)              (0.06)
   Distributions from net realized gains                                                         --               (0.34)
                                                                                     --------------      --------------
         Total distributions                                                                  (0.24)              (0.40)
                                                                                     --------------      --------------
Net asset value, end of period                                                       $         8.79      $         9.33
                                                                                     ==============      ==============
Total return+                                                                                 (2.93)%             (4.57)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $       93,605      $          351
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        2.24%               2.23%***
      After expense reimbursement and earnings credits                                         2.00%               2.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                                        0.93%               0.55%***
      After expense reimbursement and earnings credits                                         1.17%               0.78%***
   Portfolio turnover rate                                                                      206%                117%

                                                                                        YEAR ENDED JUNE 30,
                                                                 -----------------------------------------------------------------
CLASS Y                                                             2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    9.47     $   10.68     $   12.47     $   13.42     $   12.54
                                                                 ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income                                              0.18**        0.06**        0.09          0.07**        0.14**
   Net realized and unrealized gain (loss)                           (0.39)        (0.87)        (0.54)         0.27          1.09
                                                                 ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations              (0.21)        (0.81)        (0.45)         0.34          1.23
                                                                 ---------     ---------     ---------     ---------     ---------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                     (0.27)        (0.06)        (0.02)        (0.08)        (0.17)
   Distributions from net realized gains                                --         (0.34)        (1.32)        (1.21)        (0.18)
                                                                 ---------     ---------     ---------     ---------     ---------
         Total distributions                                         (0.27)        (0.40)        (1.34)        (1.29)        (0.35)
                                                                 ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                   $    8.99     $    9.47     $   10.68     $   12.47     $   13.42
                                                                 =========     =========     =========     =========     =========
Total return++                                                       (1.93)%       (7.71)%       (4.07)%        2.69%        10.14%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                           $  62,873     $  40,714     $  49,306     $  40,538     $  42,106
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits               1.16%         1.19%         1.12%         1.08%         1.05%
      After expense reimbursement and earnings credits                1.00%         1.00%         1.00%         1.00%         1.00%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits               2.01%         0.45%         0.90%         0.48%         1.05%
      After expense reimbursement and earnings credits                2.17%         0.64%         1.02%         0.56%         1.10%
   Portfolio turnover rate                                             206%          117%           81%          111%           86%

  * For the period November 27, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.

                 See accompanying notes to financial statements

                  UBS GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                        YEAR ENDED JUNE 30,
                                                                 -----------------------------------------------------------------
CLASS A                                                             2003         2002*          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    9.01     $    8.58     $    9.09     $    9.16     $    9.40
                                                                 ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income                                              0.24**        0.17**        0.33**        0.37**        0.37**
   Net realized and unrealized gain (loss)                            1.21          0.43         (0.72)        (0.43)        (0.07)
                                                                 ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations               1.45          0.60         (0.39)        (0.06)         0.30
                                                                 ---------     ---------     ---------     ---------     ---------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                     (0.22)           --         (0.06)           --         (0.46)
   Distributions from net realized gains                                --            --            --         (0.01)        (0.08)
   Distributions from return of capital                                 --         (0.17)           --            --            --
                                                                 ---------     ---------     ---------     ---------     ---------
         Total distributions                                         (0.22)        (0.17)        (0.06)        (0.01)        (0.54)
                                                                 ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                   $   10.24     $    9.01     $    8.64     $    9.09     $    9.16
                                                                 =========     =========     =========     =========     =========
Total return+                                                        16.34%         7.18%++      (4.27)%       (0.66)%        2.89%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                           $  11,659     $   1,925     $       3     $       1     $   1,085
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits               1.53%         1.49%***      1.37%         1.30%         1.15%
      After expense reimbursement and earnings credits                1.15%         1.15%***      1.15%         1.19%++       1.15%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits               2.06%         2.72%***      3.60%         4.09%         3.80%
      After expense reimbursement and earnings credits                2.44%         3.06%***      3.82%         4.20%         3.80%
   Portfolio turnover rate                                             145%          157%          165%           87%          138%

                                                                                          YEAR              FOR THE
                                                                                         ENDED            PERIOD ENDED
CLASS B                                                                              JUNE 30, 2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         9.01      $         8.35
                                                                                     --------------      --------------
Income from investment operations:
   Net investment income                                                                       0.16**              0.11**
   Net realized and unrealized gain                                                            1.23                0.69
                                                                                     --------------      --------------
         Total income from investment operations                                               1.39                0.80
                                                                                     --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                    (0.15)                 --
   Distributions from return of capital                                                          --               (0.14)
                                                                                     --------------      --------------
         Total distributions                                                                  (0.15)              (0.14)
                                                                                     --------------      --------------
Net asset value, end of period                                                       $        10.25      $         9.01
                                                                                     ==============      ==============
Total return+                                                                                 15.61%               9.67%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $        1,755      $          392
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        2.30%               2.25%***
      After expense reimbursement and earnings credits                                         1.90%               1.90%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                                        1.29%               1.94%***
      After expense reimbursement and earnings credits                                         1.69%               2.29%***
   Portfolio turnover rate                                                                      145%                157%

  * On July 2, 2001 Class A was fully liquidated. For the period November 5, 2001 and November 26, 2001 (commencement of reissuance and issuance) for Class A and Class B, respectively, through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return is non-annualized.
  +  The returns do not include sales charges.
  ^ The ratio of net operating expenses to average net assets for Class A was 1.15%, interest expense was 0.04% of net assets.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                                                   FOR THE
                                                                                                                PERIOD ENDED
CLASS C                                                                                                        JUNE 30, 2003*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                              $   9.00
                                                                                                                  --------
Income from investment operations:
   Net investment income                                                                                              0.19**
   Net realized and unrealized gain                                                                                   1.22
                                                                                                                  --------
         Total income from investment operations                                                                      1.41
                                                                                                                  --------
Less distributions:
   Distributions from net investment income and net foreign currency gains                                           (0.18)
                                                                                                                  --------
Net asset value, end of period                                                                                    $  10.23
                                                                                                                  ========
Total return+                                                                                                        15.84%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                                                            $  3,198
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                                               2.01%***
      After expense reimbursement and earnings credits                                                                1.65%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                                                               1.58%***
      After expense reimbursement and earnings credits                                                                1.94%***
   Portfolio turnover rate                                                                                             145%

                                                                                      YEAR ENDED JUNE 30,
                                                               -----------------------------------------------------------------
CLASS Y                                                          2003          2002          2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $    9.79     $    8.57     $    9.01     $    9.18     $    9.41
                                                               ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income                                            0.28**        0.31**        0.36**        0.40**        0.39**
   Net realized and unrealized gain (loss)                          1.33          1.09         (0.72)        (0.43)        (0.07)
                                                               ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations             1.61          1.40         (0.36)        (0.03)         0.32
                                                               ---------     ---------     ---------     ---------     ---------
Less distributions:
   Distributions from net investment income and
     net foreign currency gains                                    (0.24)           --         (0.08)        (0.13)        (0.47)
   Distributions from net realized gains                              --            --            --         (0.01)        (0.08)
   Distributions from return of capital                               --         (0.18)           --            --            --
                                                               ---------     ---------     ---------     ---------     ---------
         Total distributions                                       (0.24)        (0.18)        (0.08)        (0.14)        (0.55)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                 $   11.16     $    9.79     $    8.57     $    9.01     $    9.18
                                                               =========     =========     =========     =========     =========
Total return++                                                     16.72%        16.57%        (4.02)%       (0.34)%        3.13%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $  35,484     $  34,421     $  37,822     $  43,467     $  92,832
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits             1.32%         1.17%         1.12%         1.05%         0.90%
      After expense reimbursement and earnings credits              0.90%         0.90%         0.90%         0.94%#        0.90%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits             2.27%         3.14%         3.85%         4.34%         4.05%
      After expense reimbursement and earnings credits              2.69%         3.41%         4.07%         4.45%         4.05%
   Portfolio turnover rate                                           145%          157%          165%           87%          138%

  * For period July 2, 2002 (commencement of issuance) through June 30, 2003. ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  # The ratio of net operating expenses to average net assets for Class Y was 0.90%, interest expense was 0.04% of net assets.

                 See accompanying notes to financial statements

                 UBS U.S. BALANCED FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                      YEAR ENDED JUNE 30,
                                                               -----------------------------------------------------------------
CLASS A                                                          2003          2002          2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $    9.04     $    9.38     $    8.57     $    9.38     $   12.27
                                                               ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income                                            0.16**        0.20**        0.28          0.23**        0.29**
   Net realized and unrealized gain (loss)                          0.31         (0.25)         0.89         (0.74)         0.18
                                                               ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations             0.47         (0.05)         1.17         (0.51)         0.47
                                                               ---------     ---------     ---------     ---------     ---------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                   (0.19)        (0.29)        (0.36)        (0.24)        (0.71)
   Distributions from net realized gains                              --            --            --         (0.06)        (2.65)
                                                               ---------     ---------     ---------     ---------     ---------
         Total distributions                                       (0.19)        (0.29)        (0.36)        (0.30)        (3.36)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                 $    9.32     $    9.04     $    9.38     $    8.57     $    9.38
                                                               =========     =========     =========     =========     =========
Total return+                                                       5.43%        (0.60)%       13.89%        (5.39)%        4.17%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $   4,164     $   2,583     $       1     $       1     $       1
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits             1.56%         1.57%         1.39%         1.26%         1.21%
      After expense reimbursement and earnings credits              1.05%         1.05%         1.05%         1.06%++       1.05%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits             1.35%         1.63%         2.81%         2.55%         2.75%
      After expense reimbursement and earnings credits              1.86%         2.15%         3.15%         2.75%         2.91%
   Portfolio turnover rate                                            96%          147%          159%           96%          113%

                                                                                        YEAR              FOR THE
                                                                                       ENDED            PERIOD ENDED
CLASS B                                                                            JUNE 30, 2003       JUNE 30,2002*
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $         9.00      $         9.39
                                                                                   --------------      --------------
Income (loss) from investment operations:
   Net investment income                                                                     0.10**              0.08**
   Net realized and unrealized gain (loss)                                                   0.31               (0.19)
                                                                                   --------------      --------------
         Total income (loss) from investment operations                                      0.41               (0.11)
                                                                                   --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                  (0.17)              (0.28)
                                                                                   --------------      --------------
Net asset value, end of period                                                     $         9.24      $         9.00
                                                                                   ==============      ==============
Total return+                                                                                4.67%              (1.18)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                             $        2,733      $          913
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                      2.27%               2.41%***
      After expense reimbursement and earnings credits                                       1.80%               1.80%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                                      0.64%               0.69%***
      After expense reimbursement and earnings credits                                       1.11%               1.30%***
   Portfolio turnover rate                                                                     96%                147%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 1.05%, interest expense was 0.01% of net assets.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                          YEAR              FOR THE
                                                                                         ENDED            PERIOD ENDED
CLASS C                                                                              JUNE 30, 2003       JUNE 30,2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         9.01      $         9.36
                                                                                     --------------      --------------
Income (loss) from investment operations:
   Net investment income                                                                       0.10**              0.08**
   Net realized and unrealized gain (loss)                                                     0.31               (0.15)
                                                                                     --------------      --------------
         Total income (loss) from investment operations                                        0.41               (0.07)
                                                                                     --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                    (0.17)              (0.28)
                                                                                     --------------      --------------
Net asset value, end of period                                                       $         9.25      $         9.01
                                                                                     ==============      ==============
Total return+                                                                                  4.70%              (0.76)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $        1,881      $          402
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        2.30%               2.37%***
      After expense reimbursement and earnings credits                                         1.80%               1.80%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                                        0.61%               0.75%***
      After expense reimbursement and earnings credits                                         1.11%               1.32%***
   Portfolio turnover rate                                                                       96%                147%

                                                                                      YEAR ENDED JUNE 30,
                                                               -----------------------------------------------------------------
CLASS Y                                                          2003           2002          2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $    9.09     $    9.41     $    8.59     $    9.38     $   12.24
                                                               ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income                                            0.18**        0.24**        0.31          0.26**        0.34**
   Net realized and unrealized gain (loss)                          0.32         (0.27)         0.89         (0.74)         0.18
                                                               ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations             0.50         (0.03)         1.20         (0.48)         0.52
                                                               ---------     ---------     ---------     ---------     ---------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                   (0.21)        (0.29)        (0.38)        (0.25)        (0.73)
   Distributions from net realized gains                              --            --            --         (0.06)        (2.65)
                                                               ---------     ---------     ---------     ---------     ---------
         Total distributions                                       (0.21)        (0.29)        (0.38)        (0.31)        (3.38)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                 $    9.38     $    9.09     $    9.41     $    8.59     $    9.38
                                                               =========     =========     =========     =========     =========
Total return++                                                      5.70%        (0.36)%       14.18%        (5.07)%        4.74%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $  22,328     $  21,771     $  25,719     $  11,136     $  37,603
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits             1.34%         1.24%         1.14%         1.01%         0.96%
      After expense reimbursement and earnings credits              0.80%         0.80%         0.80%         0.81%#        0.80%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits             1.57%         2.17%         3.06%         2.80%         3.00%
      After expense reimbursement and earnings credits              2.11%         2.61%         3.40%         3.00%         3.16%
   Portfolio turnover rate                                            96%          147%          159%           96%          113%

  * For the period November 6, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  # The ratio of net operating expenses to average net assets for Class Y was 0.80%, interest expense was 0.01% of net assets.

                 See accompanying notes to financial statements

                  UBS U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                      YEAR ENDED JUNE 30,
                                                               -----------------------------------------------------------------
CLASS A                                                          2003          2002          2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   13.94     $   15.97     $   15.97     $   21.39     $   19.88
                                                               ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income                                            0.11**        0.08**        0.08**        0.13**        0.08**
   Net realized and unrealized gain (loss)                          0.04         (1.38)         1.56         (3.75)         2.67
                                                               ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations             0.15         (1.30)         1.64         (3.62)         2.75
                                                               ---------     ---------     ---------     ---------     ---------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                   (0.08)        (0.04)        (0.29)        (0.03)        (0.12)
   Distributions from net realized gains                           (0.38)        (0.69)        (1.35)        (1.77)        (1.12)
                                                               ---------     ---------     ---------     ---------     ---------
         Total distributions                                       (0.46)        (0.73)        (1.64)        (1.80)        (1.24)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                 $   13.63     $   13.94     $   15.97     $   15.97     $   21.39
                                                               =========     =========     =========     =========     =========
Total return+                                                       1.37%        (8.41)%       10.63%       (17.24)%       14.75%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $   4,702     $  13,698     $   7,067     $   7,191     $   7,563
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits             1.30%         1.19%         1.17%         1.09%         1.05%
      After expense reimbursement and earnings credits              1.05%         1.05%         1.05%         1.05%         1.05%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits             0.64%         0.40%         0.37%         0.64%         0.57%
      After expense reimbursement and earnings credits              0.89%         0.54%         0.49%         0.68%         0.57%
   Portfolio turnover rate                                            33%           60%           54%           55%           48%

                                                                                        YEAR              FOR THE
                                                                                       ENDED            PERIOD ENDED
CLASS B                                                                            JUNE 30, 2003       JUNE 30,2002*
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $        13.87      $        14.76
                                                                                   --------------      --------------
Income (loss) from investment operations:
   Net investment income                                                                     0.02**              0.06**
   Net realized and unrealized gain (loss)                                                   0.02               (0.22)
                                                                                   --------------      --------------
         Total income (loss) from investment operations                                      0.04               (0.16)
                                                                                   --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                  (0.08)              (0.04)
   Distributions from net realized gains                                                    (0.38)              (0.69)
                                                                                   --------------      --------------
         Total distributions                                                                (0.46)              (0.73)
                                                                                   --------------      --------------
Net asset value, end of period                                                     $        13.45      $        13.87
                                                                                   ==============      ==============
Total return+                                                                                0.63%              (1.39)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                             $          635      $          223
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                      2.04%               1.99%***
      After expense reimbursement and earnings credits                                       1.80%               1.80%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                                     (0.10)%              0.46%***
      After expense reimbursement and earnings credits                                       0.14%               0.65%***
   Portfolio turnover rate                                                                     33%                 60%

  * For the period November 5, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                        YEAR              FOR THE
                                                                                       ENDED            PERIOD ENDED
CLASS C                                                                            JUNE 30, 2003       JUNE 30,2002*
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $        13.88      $        15.20
                                                                                   --------------      --------------
Income (loss) from investment operations:
   Net investment income                                                                     0.02**              0.07**
   Net realized and unrealized gain (loss)                                                   0.03               (0.66)
                                                                                   --------------      --------------
         Total income (loss) from investment operations                                      0.05               (0.59)
                                                                                   --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                  (0.11)              (0.04)
   Distributions from net realized gains                                                    (0.38)              (0.69)
                                                                                   --------------      --------------
         Total distributions                                                                (0.49)              (0.73)
                                                                                   --------------      --------------
Net asset value, end of period                                                     $        13.44      $        13.88
                                                                                   ==============      ==============
Total return+                                                                                0.68%              (4.18)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                             $        1,020      $           70
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                      2.04%               1.97%***
      After expense reimbursement and earnings credits                                       1.80%               1.80%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                                     (0.10)%              0.56%***
      After expense reimbursement and earnings credits                                       0.14%               0.73%***
   Portfolio turnover rate                                                                     33%                 60%

                                                                                      YEAR ENDED JUNE 30,
                                                               -----------------------------------------------------------------
CLASS Y                                                          2003          2002          2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   14.07     $   16.07     $   16.07     $   21.48     $   19.91
                                                               ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income                                            0.14**        0.12**        0.12**        0.16**        0.17**
   Net realized and unrealized gain (loss)                          0.04         (1.39)         1.57         (3.75)         2.67
                                                               ---------     ---------     ---------     --------      ---------
         Total income (loss) from investment operations             0.18         (1.27)         1.69         (3.59)         2.84
                                                               ---------     ---------     ---------     ---------     ---------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                   (0.14)        (0.04)        (0.34)        (0.05)        (0.15)
   Distributions from net realized gains                           (0.38)        (0.69)        (1.35)        (1.77)        (1.12)
                                                               ---------     ---------     ---------     ---------     ---------
         Total distributions                                       (0.52)        (0.73)        (1.69)        (1.82)        (1.27)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                 $   13.73     $   14.07     $   16.07     $   16.07     $   21.48
                                                               =========     =========     =========     =========     =========
Total return++                                                      1.69%        (8.17)%       10.88%       (17.00)%       15.22%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $  99,398     $  87,710     $ 125,997     $ 167,870     $ 713,321
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits             1.04%         0.93%         0.92%         0.84%         0.80%
      After expense reimbursement and earnings credits              0.80%         0.80%         0.80%         0.80%         0.80%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits             0.90%         0.66%         0.62%         0.89%         0.82%
      After expense reimbursement and earnings credits              1.14%         0.79%         0.74%         0.93%         0.82%
   Portfolio turnover rate                                            33%           60%           54%           55%           48%

  * For the period November 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.

                 See accompanying notes to financial statements

             UBS U.S. LARGE CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                             YEAR ENDED JUNE 30,                        FOR THE
                                                               -----------------------------------------------       PERIOD ENDED
CLASS A                                                          2003         2002         2001         2000       JUNE 30, 1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   6.38     $   8.90     $  15.20     $  13.88         $  11.84
                                                               --------     --------     --------     --------         --------
Income (loss) from investment operations:
   Net investment income (loss)                                    0.00#**     (0.02)**     (0.07)       (0.02)**         (0.01)
   Net realized and unrealized gain (loss)                         0.01        (2.45)       (4.32)        2.29             2.05
                                                               --------     --------     --------     --------         --------
         Total income (loss) from investment operations            0.01        (2.47)       (4.39)        2.27             2.04
                                                               --------     --------     --------     --------         --------
Less distributions:
   Distributions from net realized gains                             --        (0.05)       (1.91)       (0.95)              --
                                                               --------     --------     --------     --------         --------
Net asset value, end of period                                 $   6.39     $   6.38     $   8.90     $  15.20         $  13.88
                                                               ========     ========     ========     ========         ========
Total return+                                                      0.16%      (27.89)%     (31.59)%      17.18%           17.23%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $  1,163     $  1,155     $      1     $      1         $      1
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            3.91%        2.51%        1.59%        2.11%            2.63%***
      After expense reimbursement and earnings credits             1.05%        1.05%        1.05%        1.05%            1.05%***
   Ratio of net investment income (loss) to average
      net assets:
      Before expense reimbursement and earnings credits           (2.82)%      (1.71)%      (0.91)%      (1.22)%          (1.51)%***
      After expense reimbursement and earnings credits             0.04%       (0.25)%      (0.37)%      (0.16)%           0.07%***
   Portfolio turnover rate                                           86%          93%          56%          86%              51%

                                                                                          YEAR               FOR THE
                                                                                          ENDED           PERIOD ENDED
CLASS B                                                                               JUNE 30, 2003      JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         6.36      $         7.86
                                                                                     --------------      --------------
Income (loss) from investment operations:
   Net investment loss                                                                        (0.04)**            (0.05)**
   Net realized and unrealized loss                                                            0.00#              (1.40)
                                                                                     --------------      --------------
         Total loss from investment operations                                                (0.04)              (1.45)
                                                                                     --------------      --------------
Less distributions:
   Distributions from net realized gains                                                         --               (0.05)
                                                                                     --------------      --------------
Net asset value, end of period                                                       $         6.32      $         6.36
                                                                                     ==============      ==============
Total return+                                                                                 (0.63)%            (18.61)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $          321      $          115
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        4.54%               3.06%***
      After expense reimbursement and earnings credits                                         1.80%               1.80%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits                                       (3.45)%             (2.28)%***
      After expense reimbursement and earnings credits                                        (0.71)%             (1.02)%***
   Portfolio turnover rate                                                                       86%                 93%

(a) For the period December 31, 1998 (commencement of operations) through June 30, 1999.
  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
  #  Amount is less than $0.01 per share.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                           YEAR              FOR THE
                                                                                          ENDED           PERIOD ENDED
CLASS C                                                                               JUNE 30, 2003      JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         6.35      $         8.18
                                                                                     --------------      --------------
Income (loss) from investment operations:
   Net investment loss                                                                        (0.04)**            (0.05)**
   Net realized and unrealized gain (loss)                                                     0.01               (1.73)
                                                                                     --------------      --------------
         Total loss from investment operations                                                (0.03)              (1.78)
                                                                                     --------------      --------------
Less distributions:
   Distributions from net realized gains                                                         --               (0.05)
                                                                                     --------------      --------------
Net asset value, end of period                                                       $         6.32      $         6.35
                                                                                     ==============      ==============
Total return+                                                                                 (0.47)%            (21.91)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $          267      $          572
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        4.71%               3.22%***
      After expense reimbursement and earnings credits                                         1.80%               1.80%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits                                       (3.62)%             (2.44)%***
      After expense reimbursement and earnings credits                                        (0.71)%             (1.02)%***
   Portfolio turnover rate                                                                       86%                 93%

                                                                             YEAR ENDED JUNE 30,                     SIX MONTHS
                                                               -----------------------------------------------         ENDED
CLASS Y                                                          2003         2002         2001         2000      JUNE 30, 1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   6.47     $   8.99     $  15.28     $  13.91        $  11.84
                                                               --------     --------     --------     --------        --------
Income (loss) from investment operations:
   Net investment income (loss)                                    0.02**       0.00#       (0.01)        0.03**          0.02
   Net realized and unrealized gain (loss)                         0.00        (2.47)       (4.37)        2.29            2.05
                                                               --------     --------     --------     --------        --------
         Total income (loss) from investment operations            0.02        (2.47)       (4.38)        2.32            2.07
                                                               --------     --------     --------     --------        --------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                     --        (0.05)          --           --              --
   Distributions from net realized gains                             --           --        (1.91)       (0.95)             --
                                                               --------     --------     --------     --------        --------
         Total distributions                                         --        (0.05)       (1.91)       (0.95)             --
                                                               --------     --------     --------     --------        --------
Net asset value, end of period                                 $   6.49     $   6.47     $   8.99     $  15.28        $  13.91
                                                               ========     ========     ========     ========        ========
Total return++                                                     0.31%      (27.61)%     (31.33)%      17.52%          17.48%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $  1,943     $  2,291     $  3,299     $  5,885        $  2,947
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            3.72%        2.14%        1.34%        1.86%           2.38%***
      After expense reimbursement and earnings credits             0.80%        0.80%        0.80%        0.80%           0.80%***
   Ratio of net investment income (loss) to average
      net assets:
      Before expense reimbursement and earnings credits           (2.62)%      (1.39)%      (0.66)%      (0.97)%         (1.26)%***
      After expense reimbursement and earnings credits             0.29%       (0.05)%      (0.12)%       0.09%           0.32%***
   Portfolio turnover rate                                           86%          93%          56%          86%             51%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
(a) Reflects the Fund's change in fiscal year end from December 31 to June 30. # Amount is less than $0.01 per share.

                 See accompanying notes to financial statements

             UBS U.S. SMALL CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                             YEAR ENDED JUNE 30,                      FOR THE
                                                               -----------------------------------------------      PERIOD ENDED
CLASS A                                                          2003         2002         2001         2000       JUNE 30, 1999*
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   9.79     $  11.76     $  16.20     $   9.16        $   8.80
                                                               --------     --------     --------     --------        --------
Income (loss) from investment operations:
   Net investment loss                                            (0.08)**     (0.11)**     (0.09)       (0.08)**        (0.04)
   Net realized and unrealized gain (loss)                         0.29        (1.42)       (1.52)        7.12            0.40
                                                               --------     --------     --------     --------        --------
         Total income (loss) from investment operations            0.21        (1.53)       (1.61)        7.04            0.36
                                                               --------     --------     --------     --------        --------
Less distributions:
   Distributions from net realized gains                             --        (0.44)       (2.83)          --              --
                                                               --------     --------     --------     --------        --------
Net asset value, end of period                                 $  10.00     $   9.79     $  11.76     $  16.20        $   9.16
                                                               ========     ========     ========     ========        ========
Total return+                                                      2.14%      (13.18)%     (11.00)%      76.86%           4.09%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $  9,841     $  1,789     $      2     $      2        $      1
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.71%        1.69%        1.48%        1.56%           1.57%***
      After expense reimbursement and earnings credits             1.40%        1.40%        1.40%        1.40%           1.40%***
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and earnings credits           (1.21)%      (1.35)%      (0.87)%      (1.01)%         (0.87)%***
      After expense reimbursement and earnings credits            (0.90)%      (1.06)%      (0.79)%      (0.85)%         (0.70)%***
   Portfolio turnover rate                                           69%          71%          93%         104%             71%

                                                                                         YEAR               FOR THE
                                                                                         ENDED            PERIOD ENDED
CLASS B                                                                              JUNE 30, 2003      JUNE 30, 2002++
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         9.75      $        10.18
                                                                                     --------------      --------------
Income from investment operations:
   Net investment loss                                                                        (0.14)**            (0.11)**
   Net realized and unrealized gain                                                            0.28                0.12
                                                                                     --------------      --------------
         Total income from investment operations                                               0.14                0.01
                                                                                     --------------      --------------
Less distributions:
   Distributions from net realized gains                                                         --               (0.44)
                                                                                     --------------      --------------
Net asset value, end of period                                                       $         9.89      $         9.75
                                                                                     ==============      ==============
Total return+                                                                                  1.44%              (0.11)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $        1,132      $          656
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        2.47%               2.46%***
      After expense reimbursement and earnings credits                                         2.15%               2.15%***
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and earnings credits                                       (1.97)%             (1.93)%***
      After expense reimbursement and earnings credits                                        (1.65)%             (1.62)%***
   Portfolio turnover rate                                                                       69%                 71%

  * For the period December 31, 1998 (commencement of investment operations) through June 30, 1999.
 ++ For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                         YEAR                FOR THE
                                                                                         ENDED            PERIOD ENDED
CLASS C                                                                              JUNE 30, 2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         9.74      $        10.37
                                                                                     --------------      --------------
Income (loss) from investment operations:
   Net investment loss                                                                        (0.14)**            (0.10)**
   Net realized and unrealized gain (loss)                                                     0.28               (0.09)
                                                                                     --------------      --------------
         Total loss from investment operations                                                 0.14               (0.19)
                                                                                     --------------      --------------
Less distributions:
   Distributions from net realized gains                                                         --               (0.44)
                                                                                     --------------      --------------
Net asset value, end of period                                                       $         9.88      $         9.74
                                                                                     ==============      ==============
Total return+                                                                                  1.44%              (2.04)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $          757      $          410
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        2.47%               2.46%***
      After expense reimbursement and earnings credits                                         2.15%               2.15%***
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and earnings credits                                       (1.97)%             (1.90)%***
      After expense reimbursement and earnings credits                                        (1.65)%             (1.59)%***
   Portfolio turnover rate                                                                       69%                 71%

                                                                             YEAR ENDED JUNE 30,                      SIX MONTHS
                                                               -----------------------------------------------          ENDED
CLASS Y                                                          2003         2002         2001         2000       JUNE 30, 1999(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   9.92     $  11.86     $  16.27     $   9.18         $   8.80
                                                               --------     --------     --------     --------         --------
Income (loss) from investment operations:
   Net investment loss                                            (0.06)**     (0.09)**     (0.07)       (0.03)**         (0.02)
   Net realized and unrealized gain (loss)                         0.29        (1.41)       (1.51)        7.12             0.40
                                                               --------     --------     --------     --------         --------
         Total income (loss) from investment operations            0.23        (1.50)       (1.58)        7.09             0.38
                                                               --------     --------     --------     --------         --------
Less distributions:
   Distributions from net realized gains                             --        (0.44)       (2.83)          --               --
                                                               --------     --------     --------     --------         --------
Net asset value, end of period                                 $  10.15     $   9.92     $  11.86     $  16.27         $   9.18
                                                               ========     ========     ========     ========         ========
Total return++                                                     2.32%      (12.90)%     (10.74)%      77.23%            4.32%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $ 39,785     $ 36,318     $ 44,057     $ 50,975         $ 35,211
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.49%        1.41%        1.23%        1.31%            1.32%***
      After expense reimbursement and earnings credits             1.15%        1.15%        1.15%        1.15%            1.15%***
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and earnings credits           (1.00)%      (1.07)%      (0.62)%      (0.76)%          (0.62)%***
      After expense reimbursement and earnings credits            (0.66)%      (0.81)%      (0.54)%      (0.60)%          (0.45)%***
   Portfolio turnover rate                                           69%          71%          93%         104%              71%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
(a)  Reflects the Fund's change in fiscal year end from December 31 to June 30.

                 See accompanying notes to financial statements

                   UBS U.S. BOND FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                      YEAR ENDED JUNE 30,
                                                               -----------------------------------------------------------------
CLASS A                                                           2003          2002          2001         2000          1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   10.51     $   10.33     $    9.99     $ 10.30       $   10.58
                                                               ---------     ---------     ---------     -------       ---------
Income from investment operations:
   Net investment income                                            0.42**        0.53**        0.62**      0.58**          0.57**
   Net realized and unrealized gain (loss)                          0.52          0.32          0.41       (0.25)          (0.26)
                                                               ---------     ---------     ---------     -------       ---------
         Total income from investment operations                    0.94          0.85          1.03        0.33            0.31
                                                               ---------     ---------     ---------     -------       ---------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                   (0.46)        (0.67)        (0.69)      (0.64)          (0.44)
   Distributions from net realized gains                              --            --            --          --           (0.15)
                                                               ---------     ---------     ---------     -------       ---------
         Total distributions                                       (0.46)        (0.67)        (0.69)      (0.64)          (0.59)
                                                               ---------     ---------     ---------     -------       ---------
Net asset value, end of period                                 $   10.99     $   10.51     $   10.33     $  9.99       $   10.30
                                                               =========     =========     =========     =======       =========
Total return+                                                       9.17%         8.41%        10.56%       3.29%           2.88%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $  31,337     $  18,558     $     123     $     1       $       1
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits             1.04%         1.21%         0.98%       0.92%           0.86%
      After expense reimbursement and earnings credits              0.85%         0.86%++       0.85%       0.85%           0.85%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits             3.70%         4.68%         5.86%       5.87%           5.17%
      After expense reimbursement and earnings credits              3.89%         5.03%         5.99%       5.94%           5.18%
   Portfolio turnover rate                                           180%          452%          314%        170%            260%

                                                                                           YEAR              FOR THE
                                                                                          ENDED           PERIOD ENDED
CLASS B                                                                               JUNE 30, 2003      JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $       10.50      $        10.76
                                                                                      -------------      --------------
Income from investment operations:
   Net investment income                                                                       0.34**              0.29**
   Net realized and unrealized gain (loss)                                                     0.52               (0.22)
                                                                                      -------------      --------------
         Total income from investment operations                                               0.86                0.07
                                                                                      -------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                    (0.39)              (0.33)
                                                                                      -------------      --------------
Net asset value, end of period                                                        $       10.97      $        10.50
                                                                                      =============      ==============
Total return+                                                                                  8.30%               0.70%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                                $       3,646      $        1,405
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        1.79%               1.96%***
      After expense reimbursement and earnings credits                                         1.60%               1.60%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                                        2.95%               3.93%***
      After expense reimbursement and earnings credits                                         3.14%               4.29%***
   Portfolio turnover rate                                                                      180%                452%

  * For the period November 6, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 0.85%, interest expense was 0.01% of net assets.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                         YEAR               FOR THE
                                                                                        ENDED             PERIOD ENDED
CLASS C                                                                              JUNE 30, 2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $        10.50      $        10.77
                                                                                     --------------      --------------
Income from investment operations:
   Net investment income                                                                       0.37**              0.31**
   Net realized and unrealized gain (loss)                                                     0.52               (0.24)
                                                                                     --------------      --------------
         Total income from investment operations                                               0.89                0.07
                                                                                     --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                    (0.41)              (0.34)
                                                                                     --------------      --------------
Net asset value, end of period                                                       $        10.98      $        10.50
                                                                                     ==============      ==============
Total return+                                                                                  8.65%               0.72%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $        3,164      $        1,143
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        1.54%               1.61%***
      After expense reimbursement and earnings credits                                         1.35%               1.35%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                                        3.20%               4.32%***
      After expense reimbursement and earnings credits                                         3.39%               4.58%***
   Portfolio turnover rate                                                                      180%                452%

                                                                                    YEAR ENDED JUNE 30,
                                                               -------------------------------------------------------------
CLASS Y                                                          2003         2002         2001         2000          1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  10.53     $  10.35     $  10.00     $  10.28      $  10.58
                                                               --------     --------     --------     --------      --------
Income from investment operations:
   Net investment income                                           0.45**       0.56**       0.64**       0.62**        0.58**
   Net realized and unrealized gain (loss)                         0.52         0.31         0.42        (0.25)        (0.26)
                                                               --------     --------     --------     --------      --------
         Total income from investment operations                   0.97         0.87         1.06         0.37          0.32
                                                               --------     --------     --------     --------      --------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                  (0.49)       (0.69)       (0.71)       (0.65)        (0.47)
   Distributions from net realized gains                             --           --           --           --         (0.15)
                                                               --------     --------     --------     --------      --------
         Total distributions                                      (0.49)       (0.69)       (0.71)       (0.65)        (0.62)
                                                               --------     --------     --------     --------      --------
Net asset value, end of period                                 $  11.01     $  10.53     $  10.35     $  10.00      $  10.28
                                                               ========     ========     ========     ========      ========
Total return++                                                     9.42%        8.59%       10.86%        3.74%         2.97%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $ 78,807     $ 59,740     $ 62,514     $ 58,121      $ 92,030
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            0.79%        0.80%        0.73%        0.67%         0.61%
      After expense reimbursement and earnings credits             0.60%        0.64%#       0.60%        0.60%         0.60%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            3.95%        5.10%        6.11%        6.12%         5.42%
      After expense reimbursement and earnings credits             4.14%        5.26%        6.24%        6.19%         5.43%
   Portfolio turnover rate                                          180%         452%         314%         170%          260%

  * For the period November 8, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  # The ratio of net operating expenses to average net assets for Class Y was 0.60%, interest expense was 0.04%of net assets.

                 See accompanying notes to financial statements

                   UBS HIGH YIELD FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                             YEAR ENDED JUNE 30,                     FOR THE
                                                               -----------------------------------------------     PERIOD ENDED
CLASS A                                                          2003         2002         2001         2000     JUNE 30, 1999(a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   6.36     $   7.87     $   9.18     $   9.95      $   9.98
                                                               --------     --------     --------     --------      --------
Income (loss) from investment operations:
   Net investment income                                           0.56**       0.76**       0.85**       0.90**        0.42**
   Net realized and unrealized gain (loss)                         0.50        (0.96)       (1.08)       (0.90)        (0.15)
                                                               --------     --------     --------     --------      --------
         Total income (loss) from investment operations            1.06        (0.20)       (0.23)           -          0.27
                                                               --------     --------     --------     --------      --------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                  (0.58)       (1.31)       (1.08)       (0.70)        (0.30)
   Distributions from net realized gains                             --           --           --        (0.07)           --
                                                               --------     --------     --------     --------      --------
         Total distributions                                      (0.58)       (1.31)       (1.08)       (0.77)        (0.30)
                                                               --------     --------     --------     --------      --------
Net asset value, end of period                                 $   6.84     $   6.36     $   7.87     $   9.18      $   9.95
                                                               ========     ========     ========     ========      ========
Total return+                                                     17.70%       (3.01)%      (2.28)%      (0.13)%        2.71%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $ 76,309     $ 65,832     $      1     $      1      $      1
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.29%        1.26%        1.14%        1.11%         1.08%***
      After expense reimbursement and earnings credits             0.95%        0.95%        0.97%++      0.95%         0.95%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            8.38%       10.71%        9.65%        9.06%         8.29%***
      After expense reimbursement and earnings credits             8.72%       11.02%        9.82%        9.22%         8.42%***
   Portfolio turnover rate                                           71%         120%          87%          73%           77%

                                                                                          YEAR              FOR THE
                                                                                         ENDED            PERIOD ENDED
CLASS B                                                                              JUNE 30, 2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         6.35      $         7.02
                                                                                     --------------      --------------
Income (loss) from investment operations:
   Net investment income                                                                       0.51**              0.45**
   Net realized and unrealized gain (loss)                                                     0.50               (0.61)
                                                                                     --------------      --------------
         Total income (loss) from investment operations                                        1.01               (0.16)
                                                                                     --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                    (0.53)              (0.51)
                                                                                     --------------      --------------
Net asset value, end of period                                                       $         6.83      $         6.35
                                                                                     ==============      ==============
Total return+                                                                                 16.83%              (2.70)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $       13,130      $       15,692
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        2.05%               2.05%***
      After expense reimbursement and earnings credits                                         1.70%               1.70%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                                        7.62%               9.88%***
      After expense reimbursement and earnings credits                                         7.97%              10.23%***
   Portfolio turnover rate                                                                       71%                120%

(a) For the period December 31, 1998 (commencement of investment operations) through June 30, 1999.
  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 0.95%.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                          YEAR              FOR THE
                                                                                         ENDED            PERIOD ENDED
CLASS C                                                                              JUNE 30, 2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         6.35      $         7.02
                                                                                     --------------      --------------
Income (loss) from investment operations:
   Net investment income                                                                       0.53**              0.46**
   Net realized and unrealized gain (loss)                                                     0.51               (0.61)
                                                                                     --------------      --------------
         Total income (loss) from investment operations                                        1.04               (0.15)
                                                                                     --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                    (0.55)              (0.52)
                                                                                     --------------      --------------
Net asset value, end of period                                                       $         6.84      $         6.35
                                                                                     ==============      ==============
Total return+                                                                                 17.29%              (2.54)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $       18,969      $       17,947
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        1.79%               1.79%***
      After expense reimbursement and earnings credits                                         1.45%               1.45%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                                        7.88%              10.15%***
      After expense reimbursement and earnings credits                                         8.22%              10.49%***
   Portfolio turnover rate                                                                       71%                120%

                                                                             YEAR ENDED JUNE 30,                     SIX MONTHS
                                                               -----------------------------------------------         ENDED
CLASS Y                                                          2003         2002         2001         2000      JUNE 30, 1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   6.38     $   7.90     $   9.19     $   9.96        $   9.98
                                                               --------     --------     --------     --------        --------
Income (loss) from investment operations:
   Net investment income                                           0.58**       0.81**       0.88**       0.91**          0.44**
   Net realized and unrealized gain (loss)                         0.50        (1.01)       (1.08)       (0.90)          (0.15)
                                                               --------     --------     --------     --------        --------
         Total income (loss) from investment operations            1.08        (0.20)       (0.20)        0.01            0.29
                                                               --------     --------     --------     --------        --------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                  (0.59)       (1.32)       (1.09)       (0.71)          (0.31)
   Distributions from net realized gains                             --           --           --        (0.07)             --
                                                               --------     --------     --------     --------        --------
         Total distributions                                      (0.59)       (1.32)       (1.09)       (0.78)          (0.31)
                                                               --------     --------     --------     --------        --------
Net asset value, end of period                                 $   6.87     $   6.38     $   7.90     $   9.19        $   9.96
                                                               ========     ========     ========     ========        ========
Total return++                                                    18.08%       (2.98)%      (1.83)%       0.02%           2.91%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $ 71,819     $ 40,120     $ 54,560     $ 50,845        $ 60,044
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.05%        1.02%        0.89%        0.86%           0.83%***
      After expense reimbursement and earnings credits             0.70%        0.70%#       0.72%#       0.70%           0.70%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            8.62%       10.77%        9.90%        9.31%           8.54%***
      After expense reimbursement and earnings credits             8.97%       11.09%       10.07%        9.47%           8.67%***
   Portfolio turnover rate                                           71%         120%          87%          73%             77%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges
(a) Reflects the Fund's change in fiscal year end from December 31 to June 30. ++ Class Y does not have sales charges.
  #  The ratio of net operating expenses to average net assets for Class Y was
     0. 70%.

                 See accompanying notes to financial statements

              UBS INTERNATIONAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                    YEAR ENDED JUNE 30,
                                                               -------------------------------------------------------------
CLASS A                                                          2003         2002         2001         2000          1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   8.08     $  10.61     $  13.57     $  12.30      $  12.14
                                                               --------     --------     --------     --------      --------
Income (loss) from investment operations:
   Net investment income                                           0.10**       0.13**       --**         0.08**        0.12
   Net realized and unrealized gain (loss)                        (0.87)       (0.79)       (2.15)        1.33          0.27
                                                               --------     --------     --------     --------      --------
         Total income (loss) from investment operations           (0.77)       (0.66)       (2.15)        1.41          0.39
                                                               --------     --------     --------     --------      --------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                  (0.31)       (0.27)       (0.04)          --         (0.11)
   Distributions from net realized gains                          (0.01)       (1.60)       (0.77)       (0.14)        (0.12)
                                                               --------     --------     --------     --------      --------
         Total distributions                                      (0.32)       (1.87)       (0.81)       (0.14)        (0.23)
                                                               --------     --------     --------     --------      --------
Net asset value, end of period                                 $   6.99     $   8.08     $  10.61     $  13.57      $  12.30
                                                               ========     ========     ========     ========      ========
Total return+                                                     (9.24)%      (5.91)%     (16.37)%      11.51%         3.30%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $  3,146     $  2,599     $    301     $      1      $     15
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.47%        1.41%        1.31%        1.25%         1.24%
      After expense reimbursement and earnings credits             1.25%        1.25%        1.28%#       1.25%++       1.24%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            1.21%        1.38%        0.77%        0.64%         1.10%
      After expense reimbursement and earnings credits             1.43%        1.54%        0.80%        0.64%         1.10%
   Portfolio turnover rate                                          120%          82%          62%          59%           74%

                                                                                          YEAR              FOR THE
                                                                                         ENDED            PERIOD ENDED
CLASS B                                                                              JUNE 30, 2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         8.05      $         7.75
                                                                                     --------------      --------------
Income (loss) from investment operations:
   Net investment income                                                                       0.04**              0.05**
   Net realized and unrealized gain (loss)                                                    (0.86)               0.25
                                                                                     --------------      --------------
         Total income (loss) from investment operations                                       (0.82)               0.30
                                                                                     --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                    (0.30)                 --
   Distributions from net realized gains                                                      (0.01)                 --
                                                                                     --------------      --------------
                                                                                              (0.31)                 --
                                                                                     --------------      --------------
Net asset value, end of period                                                       $         6.92      $         8.05
                                                                                     ==============      ==============
Total return+                                                                                 (9.94)%              3.87%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $          352      $          120
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        2.18%               2.05%***
      After expense reimbursement and earnings credits                                         2.00%               2.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                                        0.50%               1.45%***
      After expense reimbursement and earnings credits                                         0.68%               1.50%***
   Portfolio turnover rate                                                                      120%                 82%

  * For the period February 12, 2002 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 1.24%.
  # The ratio of net operating expenses to average net assets for Class A was 1.25%.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                         YEAR               FOR THE
                                                                                        ENDED             PERIOD ENDED
CLASS C                                                                              JUNE 30, 2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         8.05      $         7.75
                                                                                     --------------      --------------
Income (loss) from investment operations:
   Net investment income                                                                       0.04**              0.04**
   Net realized and unrealized gain (loss)                                                    (0.89)               0.26
                                                                                     --------------      --------------
         Total income (loss) from investment operations                                       (0.85)               0.30
                                                                                     --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                    (0.29)                 --
   Distributions from net realized gains                                                      (0.01)                 --
                                                                                     --------------      --------------
         Total distributions                                                                  (0.30)                 --
                                                                                     --------------      --------------
Net asset value, end of period                                                       $         6.90      $         8.05
                                                                                     ==============      ==============
Total return+                                                                                (10.29)%              3.87%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $          399      $          183
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        2.21%               2.19%***
      After expense reimbursement and earnings credits                                         2.00%               2.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                                        0.47%               0.91%***
      After expense reimbursement and earnings credits                                         0.68%               1.10%***
   Portfolio turnover rate                                                                      120%                 82%

                                                                                    YEAR ENDED JUNE 30,
                                                               --------------------------------------------------------------
CLASS Y                                                          2003         2002         2001         2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   8.12     $  10.64     $   13.57    $   12.34     $   12.15
                                                               --------     --------     ---------    ---------     ---------
Income (loss) from investment operations:
   Net investment income                                           0.11**       0.09**        0.13**       0.11**        0.16
   Net realized and unrealized gain (loss)                        (0.88)       (0.74)        (2.25)        1.33          0.27
                                                               --------     --------     ---------    ---------     ---------
         Total income (loss) from investment operations           (0.77)       (0.65)        (2.12)        1.44          0.43
                                                               --------     --------     ---------    ---------     ---------
Less distributions:
   Distributions from net investment income and
      net foreign currency gains                                  (0.33)       (0.27)        (0.04)       (0.07)        (0.12)
   Distributions from net realized gains                          (0.01)       (1.60)        (0.77)       (0.14)        (0.12)
                                                               --------     --------     ---------    ---------     ---------
         Total distributions                                      (0.34)       (1.87)        (0.81)       (0.21)        (0.24)
                                                               --------     --------     ---------    ---------     ---------
Net asset value, end of period                                 $   7.01     $   8.12     $   10.64    $   13.57     $   12.34
                                                               ========     ========     =========    =========     =========
Total return++                                                    (9.21)%      (5.78)%      (16.15)%      11.76%         3.65%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $ 90,514     $ 97,851     $ 192,408    $ 411,985     $ 490,322
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.21%        1.13%         1.06%        1.00%         0.99%
      After expense reimbursement and earnings credits             1.00%        1.00%         1.03%##      1.00%#        0.99%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            1.47%        0.92%         1.02%        0.89%         1.35%
      After expense reimbursement and earnings credits             1.68%        1.05%         1.05%        0.89%         1.35%
   Portfolio turnover rate                                          120%          82%           62%          59%           74%

  * For the period December 26, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  # The ratio of net operating expenses to average net assets for Class Y was 0.99%.
 ## The ratio of net operating expenses to average net assets for Class Y was 1.00%.

                 See accompanying notes to financial statements

               UBS U.S. VALUE EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD PRESENTED.

                                                                                          YEAR               FOR THE
                                                                                         ENDED            PERIOD ENDED
CLASS A                                                                              JUNE 30, 2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         9.37      $         9.96
                                                                                     --------------      --------------
Income (loss) from investment operations:
   Net investment income                                                                       0.11**              0.05**
   Net realized and unrealized loss                                                           (0.06)              (0.64)
                                                                                     --------------      --------------
         Total income (loss) from investment operations                                        0.05               (0.59)
                                                                                     --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                    (0.05)                 --
   Distributions from net realized gains                                                      (0.06)                 --
                                                                                     --------------      --------------
         Total distributions                                                                  (0.11)                 --
                                                                                     --------------      --------------
Net asset value, end of period                                                       $         9.31      $         9.37
                                                                                     ==============      ==============
Total return+                                                                                  0.61%              (5.92)%++
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $        1,073      $          751
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        2.85%               3.82%***
      After expense reimbursement and earnings credits                                         1.10%               1.10%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits                                       (0.42)%             (1.85)%***
      After expense reimbursement and earnings credits                                         1.33%               0.87%***
   Portfolio turnover rate                                                                       59%                 39%

                                                                                          YEAR               FOR THE
                                                                                         ENDED            PERIOD ENDED
CLASS B                                                                              JUNE 30, 2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         9.32      $         9.62
                                                                                     --------------      --------------
Income (loss) from investment operations:
   Net investment income                                                                       0.05**              0.01**
   Net realized and unrealized loss                                                           (0.07)              (0.31)
                                                                                     --------------      --------------
         Total loss from investment operations                                                (0.02)              (0.30)
                                                                                     --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                    (0.03)                 --
   Distributions from net realized gains                                                      (0.06)                 --
                                                                                     --------------      --------------
         Total distributions                                                                  (0.09)                 --
                                                                                     --------------      --------------
Net asset value, end of period                                                       $         9.21      $         9.32
                                                                                     ==============      ==============
Total return+                                                                                 (0.17)%             (3.12)%++
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $          709      $          301
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        3.42%               4.66%***
      After expense reimbursement and earnings credits                                         1.85%               1.85%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits                                       (0.99)%             (2.72)%***
      After expense reimbursement and earnings credits                                         0.58%               0.09%***
   Portfolio turnover rate                                                                       59%                 39%

  * For the periods December 7, 2001 and November 8, 2001 (commencement of issuance) for Class A and Class B, respectively, through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return is non-annualized.
  +  The returns do not include sales charges.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD PRESENTED.

                                                                                          YEAR              FOR THE
                                                                                         ENDED            PERIOD ENDED
CLASS C                                                                               JUNE 30, 2003      JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         9.33      $         9.73
                                                                                     --------------      --------------
Income (loss) from investment operations:
   Net investment income                                                                       0.05**              0.00#**
   Net realized and unrealized loss                                                           (0.07)              (0.40)
                                                                                     --------------      --------------
         Total loss from investment operations                                                (0.02)              (0.40)
                                                                                     --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                    (0.03)                 --
   Distributions from net realized gains                                                      (0.06)                 --
                                                                                     --------------      --------------
         Total distributions                                                                  (0.09)                 --
                                                                                     --------------      --------------
Net asset value, end of period                                                       $         9.22      $         9.33
                                                                                     ==============      ==============
Total return+                                                                                 (0.13)%             (4.11)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $        1,025      $          234
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        3.04%               4.58%***
      After expense reimbursement and earnings credits                                         1.85%               1.85%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits                                       (0.61)%             (2.68)%***
      After expense reimbursement and earnings credits                                         0.58%               0.05%***
   Portfolio turnover rate                                                                       59%                 39%

                                                                                          YEAR               FOR THE
                                                                                         ENDED            PERIOD ENDED
CLASS Y                                                                               JUNE 30, 2003      JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $         9.38      $        10.00
                                                                                     --------------      --------------
Income (loss) from investment operations:
   Net investment income                                                                       0.13**              0.11**
   Net realized and unrealized loss                                                           (0.06)              (0.73)
                                                                                     --------------      --------------
         Total income (loss) from investment operations                                        0.07               (0.62)
                                                                                     --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                    (0.06)                 --
   Distributions from net realized gains                                                      (0.06)                 --
                                                                                     --------------      --------------
         Total distributions                                                                  (0.12)                 --
                                                                                     --------------      --------------
Net asset value, end of period                                                       $         9.33      $         9.38
                                                                                     ==============      ==============
Total return++                                                                                 0.89%              (6.20)%^
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                               $        4,790      $        2,819
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                                        2.62%               3.15%***
      After expense reimbursement and earnings credits                                         0.85%               0.85%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits                                       (0.19)%             (1.17)%***
      After expense reimbursement and earnings credits                                         1.58%               1.13%***
   Portfolio turnover rate                                                                       59%                 39%

  * For the periods December 12, 2001 and June 29, 2001 (commencement of issuance) for Class C and Class Y, respectively, through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  #  Amount was less than $0.01 per share

                 See accompanying notes to financial statements

                 THE UBS FUNDS -- NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES
The UBS Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of eleven series: UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Balanced Fund, UBS U.S. Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Bond Fund, UBS High Yield Fund, UBS International Equity Fund, and UBS U.S. Value Equity Fund (each a "Fund" and collectively, the "Funds"). Each Fund has four classes of shares outstanding, Class A, Class B, Class C and Class Y. There are an unlimited number of shares of each class with par value of $0.001 authorized. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structure, ongoing service and distribution charges and certain transfer agency and related services expenses. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the Nasdaq official closing price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment manager and administrator of the Portfolios, or by the relevant Portfolio investment advisor, where applicable. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board").

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the statements of operations.

C. INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D. INVESTMENT INCOME: Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that occassionally certain dividends from foreign securities are recorded as the information becomes available.

E. FEDERAL INCOME TAXES: It is the Funds' policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 2003, therefore, no federal income tax provision was required.

At June 30, 2003, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future net capital gains through the indicated expiration dates:

                                                   EXPIRATION DATE  EXPIRATION DATE  EXPIRATION DATE  EXPIRATION DATE
                                                    JUNE 30, 2008    JUNE 30, 2009    JUNE 30, 2010    JUNE 30, 2011
                                                   ---------------  ---------------  ---------------  ---------------
UBS Global Allocation Fund                                    --              --                --       $ 6,898,051
UBS Global Bond Fund                                          --     $ 1,512,330                --                --
UBS U.S. Balanced Fund                                        --         751,452                --           795,405
UBS U.S. Equity Fund                                          --              --                --         3,307,470
UBS U.S. Large Cap Growth Fund                                --              --       $ 1,265,393         1,745,070
UBS U.S. Small Cap Growth Fund                                --              --                --         2,064,972
UBS U.S. Bond Fund                                            --         404,247                --                --
UBS International Equity Fund                                 --              --                --        11,448,738
UBS U.S. Value Equity Fund                             $ 746,499+         83,503+          273,335+          333,903

 + Due to merger with the UBS U.S. Large Cap Equity Fund, utilization of capital loss carryforwards in subsequent years may be limited. Capital loss carryforwards in the amount of $5,196,199 expired as of June 30, 2003.

At June 30, 2003 the UBS High Yield Fund had the following capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

 EXPIRATION DATE     EXPIRATION DATE     EXPIRATION DATE     EXPIRATION DATE
  JUNE 30, 2004       JUNE 30, 2005       JUNE 30, 2006       JUNE 30, 2007
 ---------------     ---------------     ---------------     ---------------
  $ 16,663,383        $ 10,089,023        $ 11,387,957        $ 18,661,457

EXPIRATION DATE      EXPIRATION DATE      EXPIRATION DATE      EXPIRATION DATE
 JUNE 30, 2008        JUNE 30, 2009        JUNE 30, 2010        JUNE 30, 2011
---------------      ---------------      ---------------      ---------------
 $ 98,009,332+        $ 23,205,714+        $ 6,612,767+         $ 37,425,637+

 + Due to merger with Paine Webber High Income Fund, utilization of capital loss carryforwards in subsequent years may be limited.

Capital loss carryforwards in the amount of $36,527,101 expired as of June 30, 2003.

At June 30, 2003, the UBS Global Equity Fund had the following capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

 EXPIRATION DATE   EXPIRATION DATE   EXPIRATION DATE   EXPIRATION DATE   EXPIRATION DATE
  JUNE 30, 2007     JUNE 30, 2008     JUNE 30, 2009     JUNE 30, 2010     JUNE 30, 2011
 ---------------   ---------------   ---------------   ---------------   ---------------
  $ 104,630,955     $ 143,090,067     $ 389,124,210     $ 253,636,661+     $ 4,283,846+

 + Due to merger with the UBS Strategy Fund, utilization of capital loss carryforwards in subsequent years may be limited.

For the fiscal year end June 30, 2003, the UBS Global Bond Fund and the UBS U.S. Bond Fund utilized capital loss carryforwards of $1,150,166 and $1,575,782, respectively.

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2003, the following Funds incurred, and elected to defer, losses of the following:

                                                                       NET         NET
                                                                     CAPITAL     CURRENCY
                                                                     LOSSES       LOSSES
                                                                  ------------   --------
UBS Global Allocation Fund                                        $  3,460,854      --
UBS Global Equity Fund                                              22,673,561      --
UBS U.S. Balanced Fund                                                 601,166      --
UBS U.S. Equity Fund                                                 3,954,271      --
UBS U.S. Large Cap Growth Fund                                         662,081      --
UBS High Yield Fund                                                  5,190,877      --
UBS International Equity Fund                                        5,641,025      --
UBS U.S. Value Equity Fund                                             400,193      --

The tax character of distributions paid during the fiscal years ended June 30, 2003 and 2002, were as follows:

                                                    2003
                                 -----------------------------------------------
                                 DISTRIBUTIONS    DISTRIBUTIONS
                                   PAID FROM      PAID FROM NET        TOTAL
                                   ORDINARY         LONG-TERM      DISTRIBUTIONS
FUND                                INCOME        CAPITAL GAINS        PAID
----                             -------------    -------------    -------------
UBS Global Allocation Fund       $   7,500,413               --    $   7,500,413
UBS Global Equity Fund               1,782,212               --        1,782,212
UBS Global Bond Fund                   990,333               --          990,333
UBS U.S. Balanced Fund                 552,196               --          552,196
UBS U.S. Equity Fund                   938,862    $   2,529,840        3,468,702
UBS U.S. Large Cap Growth Fund              --               --               --
UBS U.S. Small Cap Growth Fund              --               --               --
UBS U.S. Bond Fund                   4,368,267               --        4,368,267
UBS High Yield Fund                 14,403,518               --       14,403,518
UBS International Equity Fund        4,357,327               --        4,357,327
UBS U.S. Value Equity Fund              95,678               --           95,678

                                                              2002
                                 ----------------------------------------------------------------
                                 DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS
                                   PAID FROM      PAID FROM NET        FROM             TOTAL
                                   ORDINARY         LONG-TERM        RETURN OF      DISTRIBUTIONS
FUND                                INCOME        CAPITAL GAINS       CAPITAL           PAID
----                             -------------    -------------    -------------    -------------
UBS Global Allocation Fund       $   5,031,352    $   9,778,031               --    $  14,809,383
UBS Global Equity Fund                 689,423        1,384,778               --        2,074,201
UBS Global Bond Fund                        --               --    $     725,259          725,259
UBS U.S. Balanced Fund                 560,395               --               --          560,395
UBS U.S. Equity Fund                   675,823        5,227,388               --        5,903,211
UBS U.S. Large Cap Growth Fund              --           33,062               --           33,062
UBS U.S. Small Cap Growth Fund         401,689        1,141,314               --        1,543,003
UBS U.S. Bond Fund                   5,697,025               --               --        5,697,025
UBS High Yield Fund                 12,804,647               --               --       12,804,647
UBS International Equity Fund        4,444,207       16,417,909               --       20,862,116
UBS U.S. Value Equity Fund                  --               --               --               --

At June 30, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                         UNDISTRIBUTED     ACCUMULATED
                                                           ORDINARY        CAPITAL AND
FUND                                                        INCOME        OTHER LOSSES
----                                                    --------------   --------------
UBS Global Allocation Fund                              $    7,900,532   $  (10,358,905)
UBS Global Equity Fund                                       4,889,951     (917,439,300)
UBS Global Bond Fund                                         4,133,362       (1,512,330)
UBS U.S. Balanced Fund                                         251,753       (2,148,023)
UBS U.S. Equity Fund                                         1,010,084       (7,261,741)
UBS U.S. Large Cap Growth Fund                                   1,980       (3,672,544)
UBS U.S. Small Cap Growth Fund                                      --       (2,064,972)
UBS U.S. Bond Fund                                              90,877         (404,247)
UBS High Yield Fund                                            843,307     (227,246,147)
UBS International Equity Fund                                2,239,108      (17,089,763)
UBS U.S. Value Equity Fund                                      83,686       (1,837,433)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2003, were as follows:

                                                 ACCUMULATED
                                                 UNDISTRIBUTED      ACCUMULATED
                                                NET INVESTMENT     NET REALIZED
FUND                                             INCOME (LOSS)      GAIN (LOSS)     PAID IN CAPITAL
----                                            --------------    ---------------   ---------------
UBS Global Allocation Fund                      $   10,431,263    $   (9,682,557)   $      (748,706)
UBS Global Equity Fund                               2,695,345      (896,087,156)       893,391,811
UBS Global Bond Fund                                 3,869,339        (3,869,339)                --
UBS U.S. Balanced Fund                                  24,967           (24,967)                --
UBS U.S. Equity Fund                                      (651)              651                 --
UBS U.S. Small Cap Growth Fund                         266,297                --           (266,297)
UBS U.S. Bond Fund                                     368,432          (368,432)                --
UBS High Yield Fund                                          2        36,487,101        (36,487,103)
UBS International Equity Fund                        1,436,106        (1,436,106)                --
UBS U.S. Value Equity Fund                               7,752        (1,147,461)         1,139,709

F. DISTRIBUTIONS TO SHAREHOLDERS: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually except for UBS U.S. Bond Fund, UBS High Yield Fund and UBS Global Bond Fund. These Funds will distribute their respective net income, if any, monthly. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses.

G. INCOME AND EXPENSE ALLOCATION: All income earned and expenses incurred by each Fund will be borne on a pro rata basis by each of the classes. Class-specific expenses are charged directly to the applicable class of shares.

H. EARNINGS CREDITS: The Funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset a portion of the Fund's expenses. These amounts, if any, are reflected in the statements of operations.

I. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)" or the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee based on each Fund's respective average daily net assets. With respect to UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund, UBS Global Asset Management (New York) Inc. (the "Sub-Advisor"), an affiliate of the Advisor, serves as Sub-Advisor for these Funds pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with the Advisor. The Sub-Advisor receives 0.10% from the Advisor, not the Fund, for services it provides under the Sub-Advisory Agreement.

The advisory fees as of June 30, 2003 are as follows:

FUND                                                               ADVISORY FEE
----                                                               ------------
UBS Global Allocation Fund                                             0.80%
UBS Global Equity Fund                                                 0.75
UBS Global Bond Fund                                                   0.75
UBS U.S. Balanced Fund                                                 0.70
UBS U.S. Equity Fund                                                   0.70
UBS U.S. Large Cap Growth Fund                                         0.70
UBS U.S. Small Cap Growth Fund                                         1.00
UBS U.S. Bond Fund                                                     0.50
UBS High Yield Fund                                                    0.60
UBS International Equity Fund                                          0.80
UBS U.S. Value Equity Fund                                             0.70

The Advisor has agreed to waive its fees and reimburse each Fund to the extent that total annualized operating expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions for the year ended June 30, 2003, were as follows:

                                               UBS CLASS A    UBS CLASS B    UBS CLASS C   UBS CLASS Y    ADVISORY        FEES
FUND                                           EXPENSE CAP    EXPENSE CAP    EXPENSE CAP   EXPENSE CAP      FEES         WAIVED
----                                           -----------    -----------    -----------   -----------   -----------   ---------
UBS Global Allocation Fund                         1.35%          2.10%         2.10%         1.10%      $ 1,904,093   $  10,303
UBS Global Equity Fund                             1.25           2.00          2.00          1.00         1,209,097     292,512
UBS Global Bond Fund                               1.15           1.90          1.65          0.90           320,858     174,472
UBS U.S. Balanced Fund                             1.05           1.80          1.80          0.80           178,909     134,454
UBS U.S. Equity Fund                               1.05           1.80          1.80          0.80           639,283     222,632
UBS U.S. Large Cap Growth Fund                     1.05           1.80          1.80          0.80            24,553     101,307
UBS U.S. Small Cap Growth Fund                     1.40           2.15          2.15          1.15           372,057     125,873
UBS U.S. Bond Fund                                 0.85           1.60          1.35          0.60           494,439     185,453
UBS High Yield Fund                                0.95           1.70          1.45          0.70           969,141     554,866
UBS International Equity Fund                      1.25           2.00          2.00          1.00           697,060     183,386
UBS U.S. Value Equity Fund                         1.10           1.85          1.85          0.85            43,630     105,155

Each Fund pays an administrative fee that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. These investments represented approximately 20% of UBS Global Allocation Fund's net assets at June 30, 2003. Amounts relating to those investments at June 30, 2003 and for the year then ended, were as follows:

                                                                                           NET        CHANGE IN
                                                                             SALES      REALIZED    NET UNREALIZED
AFFILIATES                                                 PURCHASES       PROCEEDS    GAIN/(LOSS)    GAIN/(LOSS)       VALUE
----------                                               -------------  -------------  -----------  --------------  -------------
UBS U.S. Small Cap Equity Relationship Fund              $  10,300,000             --           --    $    397,232  $  15,398,165
UBS High Yield Relationship Fund                            16,500,000  $   6,000,000  $   438,895       1,911,482     17,910,108
UBS Emerging Markets Equity Relationship Fund               21,200,000             --           --       2,940,491     33,640,895
UBS Emerging Markets Debt Relationship Fund                  3,800,000             --           --       1,260,339      8,279,844
UBS Supplementary Trust U.S. Cash
   Management Prime Fund                                   218,906,142    193,997,042           --              --     33,536,135

The Funds may invest in shares of the UBS Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. The Supplementary Trust pays no management fees. Distributions received from the Supplementary Trust are reflected as interest income in the statements of operations. Amounts relating to those investments for the year ended June 30, 2003, were as follows:

                                                                                                             % OF
                                                                SALES         INTEREST                        NET
FUND                                         PURCHASES        PROCEEDS         INCOME          VALUE         ASSETS
----                                       -------------   -------------   -------------   -------------   ----------
UBS Global Allocation Fund                 $ 218,906,142   $ 193,997,042   $     202,707   $  33,536,135         6.03%
UBS Global Equity Fund                       113,093,032     110,816,175          40,330       3,192,158         0.75
UBS Global Bond Fund                          54,716,243      55,379,632          22,251         655,174         1.26
UBS U.S. Balanced Fund                        13,739,997      15,871,651          18,188         749,445         2.41
UBS U.S. Equity Fund                          33,813,954      29,031,197          49,540       6,558,296         6.20
UBS U.S. Large Cap Growth Fund                 1,759,102       1,614,078             848         145,024         3.93
UBS U.S. Small Cap Growth Fund                32,462,127      28,527,331          25,273       7,037,939        13.66
UBS U.S. Bond Fund                            90,495,104      91,045,817          67,587       2,285,654         1.95
UBS High Yield Fund                          111,917,520     112,881,411         104,743              --         0.00
UBS International Equity Fund                110,109,583     108,804,244          23,987       2,559,264         2.71
UBS U.S. Value Equity Fund                     1,551,203       1,355,809           1,033         195,394         2.57

The following Funds have incurred brokerage commissions with affiliated broker dealers as listed below. Amounts relating to those transactions at June 30, 2003, were as follows:

FUND                                                                                             UBS SECURITIES, LLC
----                                                                                             -------------------
UBS Global Allocation Fund                                                                              $   37,064
UBS Global Equity Fund                                                                                     187,694
UBS U.S. Balanced Fund                                                                                       5,541
UBS U.S. Equity Fund                                                                                        27,230
UBS U.S. Large Cap Growth Fund                                                                                 684
UBS U.S. Small Cap Growth Fund                                                                               6,631
UBS U.S. Value Equity Fund                                                                                     920

3.   INVESTMENT TRANSACTIONS
Investment transactions for the year ended June 30, 2003, excluding long-term U.S. government securities and short-term investments, were as follows:

                                                                                                           SALES
FUND                                                                                    PURCHASES         PROCEEDS
----                                                                                  -------------    --------------
UBS Global Allocation Fund                                                            $  403,795,731   $   96,912,038
UBS Global Equity Fund                                                                   666,079,200      329,061,918
UBS Global Bond Fund                                                                      63,911,790       46,182,242
UBS U.S. Balanced Fund                                                                    16,474,538       10,600,514
UBS U.S. Equity Fund                                                                      29,001,954       31,002,893
UBS U.S. Large Cap Growth Fund                                                             2,978,185        3,308,168
UBS U.S. Small Cap Growth Fund                                                            37,746,716       25,247,486
UBS U.S. Bond Fund                                                                        95,310,469       62,162,252
UBS High Yield Fund                                                                      137,413,817      107,521,165
UBS International Equity Fund                                                            109,944,475      103,294,869
UBS U.S. Value Equity Fund                                                                 7,064,787        3,574,921

For the year ended June 30, 2003, purchases and sales of long-term U.S. government securities were:

                                                                                                            SALES
FUND                                                                                     PURCHASES        PROCEEDS
----                                                                                  --------------   --------------
UBS Global Allocation Fund                                                            $   88,842,506   $   55,588,684
UBS Global Bond Fund                                                                      13,343,456       13,800,635
UBS U.S. Balanced Fund                                                                    14,101,640       13,258,853
UBS U.S. Bond Fund                                                                       116,274,332      110,540,681

4.   FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of the contracts. The statements of operations reflect net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts during the year ended June 30, 2003, was the Funds' custodian.

5.   FUTURES CONTRACTS
The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio or equitize cash. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statements of operations reflect net realized and net unrealized gains and losses on these contracts.

6.   SECURITY LENDING
UBS Global Allocation Fund and UBS International Equity Fund loaned securities to certain brokers, with the Funds' custodian acting as the Funds' lending agent. The Funds earned negotiated lender fees, which are included in securities lending-net in the statements of operations. The Funds receive cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in interest bearing securities which are included in the schedule of investments. In addition, the Funds received securities as collateral amounting to $154,640 which under certain circumstances can be resold. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned. The value of loaned securities and related collateral outstanding at June 30, 2003, were as follows:

                                                                          MARKET       COLLATERAL     MARKET VALUE OF
                                                                         VALUE OF     RECEIVED FOR      INVESTMENTS
                                                                        SECURITIES     SECURITIES    OF CASH COLLATERAL
FUND                                                                      LOANED         LOANED           RECEIVED
----                                                                   ------------   ------------   ------------------
UBS Global Allocation Fund                                             $ 31,915,796   $ 32,953,029       $ 32,953,029
UBS International Equity Fund                                             9,219,376      9,741,028          9,586,388

7.   DISTRIBUTION PLANS
The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A, Class B and Class C. Each Plan governs payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plan as a percentage of the average daily net assets of the Class of each of the Funds are as follows:

FUND                                                            UBS CLASS A          UBS CLASS B          UBS CLASS C
----                                                            -----------          -----------          -----------
UBS Global Allocation Fund                                         0.25%                1.00%                 1.00%
UBS Global Equity Fund                                             0.25                 1.00                  1.00
UBS Global Bond Fund                                               0.25                 1.00                  0.75
UBS U.S. Balanced Fund                                             0.25                 1.00                  1.00
UBS U.S. Equity Fund                                               0.25                 1.00                  1.00
UBS U.S. Large Cap Growth Fund                                     0.25                 1.00                  1.00
UBS U.S. Small Cap Growth Fund                                     0.25                 1.00                  1.00
UBS U.S. Bond Fund                                                 0.25                 1.00                  0.75
UBS High Yield Fund                                                0.25                 1.00                  0.75
UBS International Equity Fund                                      0.25                 1.00                  1.00
UBS U.S. Value Equity Fund                                         0.25                 1.00                  1.00

8.   TRANSFER AGENCY SERVICES FEES
PFPC, Inc. ("PFPC") serves as the Funds' transfer agent. Pursuant to the Transfer Agency and Related Services Agreement between PFPC and the Trust, PFPC may delegate to an affiliated or unaffiliated entity, its obligation to perform certain transfer agency related services. PFPC has delegated certain services to be provided by the Advisor, PFPC, not the Funds, compensates the Advisor for delegated services.

For the year ended June 30, 2003, UBS Global AM, received from PFPC, not the Funds, an approximate percentage of the total transfer agency and related services fees paid by a Fund to PFPC as follows:

FUNDS
-----
UBS Global Allocation Fund                                    42%
UBS Global Bond Fund                                          28
UBS Global Equity Fund                                        51
UBS High Yield Fund                                           37
UBS International Equity Fund                                  5
UBS U.S. Balanced Fund                                        21
UBS U.S. Bond Fund                                            14
UBS U.S. Equity Fund                                           6
UBS U.S. Large Cap Growth Fund                                 4
UBS U.S. Small Cap Growth Fund                                 9
UBS U.S. Value Equity Fund                                     3

9.   LINE OF CREDIT
The Trust has entered into an agreement with UBS AG, Stamford Branch, to provide a 364-day $300 million committed line of credit to a group of funds which includes the Funds. Borrowings will be made for temporary purposes to fund redemptions. Interest on amounts borrowed is calculated based on the Federal Funds Rate plus 0.40%. The Funds pay an annual commitment fee of 0.09% of the average daily balance of the line of credit not utilized. The commitment fee is allocated across Funds covered based on the ratio of net assets to total Fund net assets. The average borrowings under the agreement for the year ended June 30, 2003, were as follows:

                                                                           AVERAGE      NUMBER OF DAYS      INTEREST
FUND                                                                      BORROWINGS      OUTSTANDING         PAID
----                                                                     ------------   --------------      --------
UBS Global Allocation Fund                                               $  3,400,000          2            $    403
UBS U.S. Equity Fund                                                        4,300,000          5                 995
UBS Global Bond Fund                                                        7,000,000          6               1,902

10.  SHARES OF BENEFICIAL INTEREST
For the year ended June 30, 2003, transactions in shares of beneficial interest for each of the Funds were as follows:

                                                                                             SHARE     NET INCREASE
                                                                                          ISSUED FOR    (DECREASE)
                                                                             SHARES        DIVIDENDS    IN SHARES
CLASS A                                                     SHARES SOLD    REPURCHASED    REINVESTED   OUTSTANDING
-------                                                     -----------    -----------    ----------   ------------
UBS Global Allocation Fund                                   16,991,102     (1,301,511)       73,689     15,763,280
UBS Global Equity Fund                                       14,517,105     (2,261,219)       40,521     12,296,407
UBS Global Bond Fund                                          1,256,762       (341,473)        9,261        924,550
UBS U.S. Balanced Fund                                          235,570        (81,666)        7,013        160,917
UBS U.S. Equity Fund                                            331,451       (980,185)       10,981       (637,753)
UBS U.S. Large Cap Growth Fund                                  129,700       (128,657)           --          1,043
UBS U.S. Small Cap Growth Fund                                1,219,298       (418,061)           --        801,237
UBS U.S. Bond Fund                                            2,866,955     (1,851,490)       70,756      1,086,221
UBS High Yield Fund                                           5,332,355     (4,968,656)      440,850        804,549
UBS International Equity Fund                                 2,013,819     (1,900,579)       15,407        128,647
UBS U.S. Value Equity Fund                                      149,657       (116,271)        1,670         35,056

                                                                                             SHARE     NET INCREASE
                                                                                          ISSUED FOR    (DECREASE)
                                                                             SHARES        DIVIDENDS    IN SHARES
CLASS B                                                     SHARES SOLD    REPURCHASED    REINVESTED   OUTSTANDING
-------                                                     -----------    -----------    ----------   ------------
UBS Global Allocation Fund                                    5,126,860       (592,823)       16,398      4,550,435
UBS Global Equity Fund                                       17,479,415     (1,173,562)        2,152     16,308,005
UBS Global Bond Fund                                            192,173        (66,084)        1,612        127,701
UBS U.S. Balanced Fund                                          273,604        (82,694)        3,507        194,417
UBS U.S. Equity Fund                                             46,863        (17,289)        1,546         31,120
UBS U.S. Large Cap Growth Fund                                   72,983        (40,434)           --         32,549
UBS U.S. Small Cap Growth Fund                                   96,447        (49,239)           --         47,208
UBS U.S. Bond Fund                                              393,451       (202,109)        7,237        198,579
UBS High Yield Fund                                             310,072       (932,620)       74,208       (548,340)
UBS International Equity Fund                                    40,115         (6,080)        1,913         35,948
UBS U.S. Value Equity Fund                                       95,615        (51,874)          923         44,664

                                                                                             SHARE     NET INCREASE
                                                                                          ISSUED FOR    (DECREASE)
                                                                             SHARES        DIVIDENDS    IN SHARES
CLASS C                                                     SHARES SOLD    REPURCHASED    REINVESTED   OUTSTANDING
-------                                                     -----------    -----------    ----------   ------------
UBS Global Allocation Fund                                   13,726,993       (916,887)       25,466     12,835,572
UBS Global Equity Fund                                       11,577,407       (971,292)        2,655     10,608,770
UBS Global Bond Fund                                            338,536        (27,055)        1,070        312,551
UBS U.S. Balanced Fund                                          176,742        (20,124)        2,174        158,792
UBS U.S. Equity Fund                                             72,445         (2,457)          897         70,885
UBS U.S. Large Cap Growth Fund                                   43,721        (91,568)           --        (47,847)
UBS U.S. Small Cap Growth Fund                                   52,671        (18,072)           --         34,599
UBS U.S. Bond Fund                                              299,008       (124,298)        4,717        179,427
UBS High Yield Fund                                             324,891       (485,387)      111,303        (49,193)
UBS International Equity Fund                                   123,008        (89,576)        1,615         35,047
UBS U.S. Value Equity Fund                                       98,897        (13,115)          347         86,129

                                                                                            SHARE      NET INCREASE
                                                                                          ISSUED FOR    (DECREASE)
                                                                             SHARES        DIVIDENDS    IN SHARES
CLASS Y                                                     SHARES SOLD    REPURCHASED    REINVESTED   OUTSTANDING
-------                                                     -----------    -----------    ----------   ------------
UBS Global Allocation Fund                                    7,296,906     (5,285,277)      441,775      2,453,404
UBS Global Equity Fund                                        6,974,293     (4,398,666)      118,545      2,694,172
UBS Global Bond Fund                                          4,534,872     (4,934,863)       63,735       (336,256)
UBS U.S. Balanced Fund                                          751,068       (814,679)       48,527        (15,084)
UBS U.S. Equity Fund                                          2,291,693     (1,521,384)      234,917      1,005,226
UBS U.S. Large Cap Growth Fund                                   69,600       (124,614)           --        (55,014)
UBS U.S. Small Cap Growth Fund                                2,476,254     (2,220,091)           --        256,163
UBS U.S. Bond Fund                                            3,717,186     (2,510,367)      279,068      1,485,887
UBS High Yield Fund                                          12,788,709     (9,404,453)      777,061      4,161,317
UBS International Equity Fund                                21,088,509    (20,833,828)      601,835        856,516
UBS U.S. Value Equity Fund                                      309,081       (101,808)        5,752        213,025

For the year ended June 30, 2002, transactions in shares of beneficial interest for each of the Funds were as follows:

                                                                                            SHARE      NET INCREASE
                                                                                          ISSUED FOR    (DECREASE)
                                                                             SHARES        DIVIDENDS    IN SHARES
CLASS A                                                     SHARES SOLD    REPURCHASED    REINVESTED   OUTSTANDING
-------                                                     -----------    -----------    ----------   ------------
UBS Global Allocation Fund                                      715,521       (127,567)       43,233        631,187
UBS Global Equity Fund                                        3,128,725     (1,578,288)       40,866      1,591,303
UBS Global Bond Fund                                            984,747       (773,376)        2,030        213,401
UBS U.S. Balanced Fund                                          300,457        (18,636)        3,757        285,578
UBS U.S. Equity Fund                                            708,862       (179,477)       11,062        540,447
UBS U.S. Large Cap Growth Fund                                  319,480       (140,346)        1,699        180,833
UBS U.S. Small Cap Growth Fund                                  213,258        (36,510)        5,820        182,568
UBS U.S. Bond Fund                                            2,004,680       (274,863)       23,321      1,753,138
UBS High Yield Fund                                           1,406,628     (1,889,150)      314,424       (168,098)
UBS International Equity Fund                                 1,278,780     (1,016,129)       30,484        293,135
UBS U.S. Value Equity Fund                                       94,668        (14,525)           --         80,143

                                                                                            SHARE      NET INCREASE
                                                                                          ISSUED FOR    (DECREASE)
                                                                              SHARES       DIVIDENDS    IN SHARES
CLASS B                                                     SHARES SOLD    REPURCHASED    REINVESTED   OUTSTANDING
-------                                                     -----------    -----------    ----------   ------------
UBS Global Allocation Fund                                      164,512        (16,187)          884        149,209
UBS Global Equity Fund                                           44,650            (10)           81         44,721
UBS Global Bond Fund                                             43,303             --           207         43,510
UBS U.S. Balanced Fund                                          120,172        (19,146)          396        101,422
UBS U.S. Equity Fund                                             23,188         (7,347)          237         16,078
UBS U.S. Large Cap Growth Fund                                   27,444         (9,309)           30         18,165
UBS U.S. Small Cap Growth Fund                                   81,729        (14,792)          355         67,292
UBS U.S. Bond Fund                                              146,602        (13,754)          947        133,795
UBS High Yield Fund                                             408,633       (910,331)       59,686       (442,012)
UBS International Equity Fund                                    16,034         (1,872)          787         14,949
UBS U.S. Value Equity Fund                                       35,795         (3,479)           --         32,316

                                                                                            SHARE      NET INCREASE
                                                                                          ISSUED FOR    (DECREASE)
                                                                              SHARES       DIVIDENDS    IN SHARES
CLASS C                                                     SHARES SOLD    REPURCHASED    REINVESTED   OUTSTANDING
-------                                                     -----------    -----------    ----------   ------------
UBS Global Allocation Fund                                      146,726         (2,182)          219        144,763
UBS Global Equity Fund                                           43,240         (6,324)          744         37,660
UBS Global Bond Fund                                                 --             --            --             --
UBS U.S. Balanced Fund                                           46,781         (2,237)           85         44,629
UBS U.S. Equity Fund                                              5,264           (272)           68          5,060
UBS U.S. Large Cap Growth Fund                                   99,366         (9,774)          463         90,055
UBS U.S. Small Cap Growth Fund                                   54,771        (12,775)           73         42,069
UBS U.S. Bond Fund                                              169,007        (61,276)        1,094        108,825
UBS High Yield Fund                                             441,548       (585,864)       82,124        (62,192)
UBS International Equity Fund                                    85,602        (62,830)           --         22,772
UBS U.S. Value Equity Fund                                       25,369           (314)           --         25,055

                                                                                            SHARE      NET INCREASE
                                                                                          ISSUED FOR    (DECREASE)
                                                                             SHARES        DIVIDENDS    IN SHARES
CLASS Y                                                     SHARES SOLD    REPURCHASED    REINVESTED   OUTSTANDING
-------                                                     -----------    -----------    ----------   ------------
UBS Global Allocation Fund                                    6,074,539     (5,947,592)      880,082      1,007,029
UBS Global Equity Fund                                       12,705,436    (13,129,371)      103,897       (320,038)
UBS Global Bond Fund                                          1,682,126     (2,629,806)       49,855       (897,825)
UBS U.S. Balanced Fund                                        1,214,669     (1,606,011)       53,510       (337,832)
UBS U.S. Equity Fund                                          2,474,912     (4,407,500)      327,346     (1,605,242)
UBS U.S. Large Cap Growth Fund                                  118,647       (133,138)        1,660        (12,831)
UBS U.S. Small Cap Growth Fund                                2,812,018     (2,993,966)      131,213        (50,735)
UBS U.S. Bond Fund                                           25,786,380    (26,600,460)      448,819       (365,261)
UBS High Yield Fund                                          12,655,217    (14,030,481)      707,677       (667,587)
UBS International Equity Fund                                84,473,748    (92,835,346)    2,329,414     (6,032,184)
UBS U.S. Value Equity Fund                                          431             --            --            431

                                                                                            SHARE      NET INCREASE
                                                                                          ISSUED FOR    (DECREASE)
                                                                             SHARES        DIVIDENDS    IN SHARES
UBS INVESTMENT FUNDS CLASS*                                 SHARES SOLD    REPURCHASED    REINVESTED   OUTSTANDING
---------------------------                                 -----------    -----------    ----------   ------------
UBS Global Allocation Fund                                       29,669       (662,034)           --       (632,365)
UBS Global Equity Fund                                          121,155     (2,013,474)           --     (1,892,319)
UBS Global Bond Fund                                                 34       (122,117)           --       (122,083)
UBS U.S. Balanced Fund                                              535       (140,307)           --       (139,772)
UBS U.S. Equity Fund                                             35,944       (400,785)           --       (364,841)
UBS U.S. Large Cap Growth Fund                                   24,524       (418,933)           --       (394,409)
UBS U.S. Small Cap Growth Fund                                   39,760       (241,359)           --       (201,599)
UBS U.S. Bond Fund                                               38,862       (309,461)        2,786       (267,813)
UBS High Yield Fund                                              10,605       (272,296)       17,013       (244,678)
UBS International Equity Fund                                    39,536       (436,791)           --       (397,255)
UBS U.S. Value Equity Fund                                           --             --            --             --

   * Liquidated effective 11/9/2001

11.  SUBSEQUENT EVENT
Effective July 1, 2003 the following Funds' expense caps were changed as follows:

                                                              CLASS A       CLASS B         CLASS C       CLASS Y
FUND                                                        EXPENSE CAP    EXPENSE CAP    EXPENSE CAP   EXPENSE CAP
----                                                        -----------    -----------    -----------   -----------
UBS U.S. Equity Fund                                               1.30%         2.05%          2.05%         1.05%
UBS High Yield Fund                                                1.20          1.95           1.70          0.95

                 THE UBS FUNDS -- REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The UBS Funds -- UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Balanced Fund, UBS U.S. Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Bond Fund, UBS High Yield Fund, UBS International Equity Fund and UBS U.S. Value Equity Fund (collectively the "Funds") as of June 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The UBS Funds at June 30, 2003, and the results of their operations for the year then ended, the statements of changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                            /s/ Ernst & Young LLP


New York, New York

August 13, 2003

                         GENERAL INFORMATION (UNAUDITED)

                      Proxy Voting Policies and Procedures

You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or online on the Funds' Web site www.ubs.com/ubsglobalam-proxy.

                         TRUSTEE INFORMATION (UNAUDITED)

The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee of the Trust, the Trustee's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee, and other directorships held by such Trustee.

The Funds' Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647-1568.

NON-INTERESTED TRUSTEES:

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                          POSITION HELD/                                           FUND COMPLEX
                            TERM/TIME      PRINCIPAL OCCUPATION(S) DURING          OVERSEEN BY              OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE      SERVED (1)              PAST 5 YEARS                     TRUSTEE                  HELD BY TRUSTEE
----------------------    --------------  ---------------------------------   ----------------------   ----------------------------
Walter E. Auch            Trustee         Mr. Auch is retired (since 1986).   Mr. Auch is a Trustee    Mr. Auch is a Trustee of
6001 N. 62nd Place        since 1994                                          of four investment       Advisors Series Trust (16
Paradise Valley,                                                              companies (consisting    portfolios); Smith Barney
AZ 85253                                                                      of 43 portfolios)for     Fund Complex(27 portfolios);
Age: 82                                                                       which UBS Global AM      Nicholas Applegate
                                                                              (Americas) or one of     Institutional Funds (19
                                                                              its affiliates serves    portfolios) and Banyan
                                                                              as investment            Strategic Realty Trust. He
                                                                              advisor, sub-advisor     is also a Director of
                                                                              or manager.              Express America Holdings
                                                                                                       Corp. and Semele Group Inc.

Frank K. Reilly           Chairman        Mr. Reilly is a Professor at the    Mr. Reilly is a          Mr. Reilly is a Director of
College of Business       and Trustee     University of Notre Dame since      Director or Trustee      Discover Bank; Morgan
Administration            since 1993      1982. Mr. Reilly was a Director     of five investment       Stanley Trust, FSB; and
University of                             of Battery Park Funds Inc.          companies (consisting    NIBCO, Inc.
Notre Dame                                (1995-2001).                        of 44 portfolios for
Notre Dame,                                                                   which UBS Global AM
IN 46556-0399                                                                 (Americas) or one of
Age: 67                                                                       its affiliates serves
                                                                              as investment
                                                                              advisor, sub-advisor
                                                                              or manager.

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                          POSITION HELD/                                           FUND COMPLEX
                            TERM/TIME      PRINCIPAL OCCUPATION(S) DURING          OVERSEEN BY              OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE      SERVED (1)              PAST 5 YEARS                     TRUSTEE                  HELD BY TRUSTEE
----------------------    --------------  ---------------------------------   ----------------------   ----------------------------
Edward M. Roob            Trustee since   Mr. Roob is retired (since 1993).   Mr. Roob is a            Mr. Roob is a Trustee of the
841 Woodbine Lane         1995            He was a Committee Member of the    Director or Trustee      CCM Fund Complex (9
Northbrook, IL 60002                      Chicago Stock Exchange from 1993-   of five investment       portfolios).
Age: 68                                   1999.                               companies (consisting
                                                                              of 44 portfolios for
                                                                              which UBS Global AM
                                                                              (Americas) or one of
                                                                              its affiliates serves
                                                                              as investment advisor,
                                                                              sub-advisor or
                                                                              manager.

INTERESTED TRUSTEE:

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                          POSITION HELD/                                           FUND COMPLEX
                            TERM/TIME      PRINCIPAL OCCUPATION(S) DURING          OVERSEEN BY              OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE      SERVED (1)              PAST 5 YEARS                   TRUSTEE (2)                HELD BY TRUSTEE
----------------------    --------------  ---------------------------------   ----------------------   ----------------------------
Brian M. Storms+**        Trustee         Mr. Storms is chief executive       Mr. Storms is a                      None
Age: 48                   since 2001      officer of UBS Global Asset         Trustee of four
                                          Management.. America's region       investment companies
                                          (since July 2002). Mr. Storm's      (consisting of 43
                                          was chief operating officer of      portfolios for which
                                          UBS Global Asset Management (US)    UBS Global AM
                                          Inc. ("UBS Global AM") and          (Americas) or one of
                                          certain affiliated asset            its affiliates serves
                                          management companies from 1999      as investment
                                          to July 2002. He was president      advisor, sub-advisor
                                          of Prudential Investments (1996-    or manager.
                                          1999).

OFFICERS:

                                       POSITION HELD/
                                         TERM/TIME
NAME, ADDRESS AND AGE                    SERVED (1)                         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------             -------------------------   ----------------------------------------------------------------------
W. Douglas Beck*; 36                    Vice President        Mr. Beck is an executive director and head of mutual fund product
                                          since 2003          management of UBS Global AM (since 2002). From March 1998 to November
                                                              2002, he held various positions at Merrill Lynch, the most recent being first vice president and co-manager of the managed solutions group. Mr. Beck is vice president of 22 investment companies
                                                              (consisting of 81 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Amy R. Doberman**; 41                 Vice President and      Ms. Doberman is a managing director and general counsel of UBS Global
                                      Assistant Secretary     AM. From December 1997 through July 2000, she was general counsel of
                                          since 2002          Aeltus Investment Management, Inc. Ms. Doberman is vice president and assistant secretary of five investment companies (consisting of 44 portfolios) and vice president and secretary of 19 investment companies (consisting of 40 portfolios) for which UBS Global AM
                                                              (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

David M. Goldenberg**; 36             Vice President and      Mr. Goldenberg is an executive director and deputy general counsel of
                                        Secretary since       UBS Global AM. From 2000-2002, he was director, legal affairs at
                                             2002             Lazard Asset Management. Mr. Goldenberg served in various capacities including most recently as global director of compliance for SSB Citi
                                                              Asset Management Group from 1998-2000. Mr. Goldenberg is a vice president and secretary of five investment companies (consisting of
                                                              44 portfolios); and a vice president and assistant secretary of
                                                              19investment companies (consisting of 40 portfolios) for which UBS
                                                              Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper*; 45                   Assistant Secretary     Mr. Kemper is an executive director and deputy general counsel of UBS
                                          since 1999          Global AM (Americas) since 2001. He was director of UBS Global AM
                                                              (Americas) 1997-2000; Secretary of UBS Global AM (Americas) since
                                                              1999; Assistant Secretary of UBS Global AM (Americas) 1993-1999;
                                                              Assistant Secretary of UBS Global Asset Management Trust Company since
                                                              1993. Mr. Kemper is secretary of UBS Global Asset Management
                                                              (New York) since 1998 and Assistant Secretary, Brinson Holdings, Inc.
                                                              1993-1998. Mr. Kemper is Assistant Secretary of four investment companies (consisting of 43 portfolios) for which UBS Global AM
                                                              (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.


                                       POSITION HELD/
                                         TERM/TIME
NAME, ADDRESS AND AGE                    SERVED (1)                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------             -------------------------   ----------------------------------------------------------------------
Joseph T. Malone**; 35               Assistant Treasurer      Mr. Malone is a director and a senior manager of the mutual fund
                                          since 2001          finance department of UBS Global AM. From August 2000 through June
                                                              2001, he was the controller at AEA Investors Inc. From March 1998 to
                                                              August 2000, Mr. Malone was a manager within investment management services of PricewaterhouseCoopers LLC. Mr. Malone is an assistant treasurer of four investment companies (consisting of 43 portfolios)
                                                              for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rita Rubin**; 33                      Assistant Secretary     Ms. Rubin is a director and associate general counsel of UBS Global
                                          since 2002          AM. Prior to 2001, she was an attorney with the law firm of Kirk patrick & Lockhart LLP. Ms. Rubin is an assistant secretary of four investment companies (consisting of 43 portfolios) for which UBS
                                                              Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Paul H. Schubert**; 40                   Treasurer and        Mr. Schubert is an executive director and head of the mutual fund
                                           Principal          finance department of UBS Global AM. Mr. Schubert is treasurer and
                                      Accounting Officer      principal accounting officer of three investment companies (consisting
                                          since 2001          of 41 portfolios), a vice president and treasurer of 20 investment companies (consisting of 41 portfolios), treasurer and chief financial officer of one investment company (consisting of two portfolios) and treasurer of one investment company (consisting of two portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph A. Varnas**; 35                     President          Mr. Varnas is a managing director (since March 2003), chief
                                          since 2003          technology officer (since March 2001) and head of product, technology and operations of UBS Global AM (since November 2002). From 2000 to
                                                              2001, he was manager of product development in Investment Consulting
                                                              Services at UBS Financial Services. Prior to 2000, Mr. Varnas was a
                                                              senior analyst in the Global Securities Research and Economics Group
                                                              at Merrill Lynch.

(1) Each Trustee holds office for an indefinite term.

* This person's business address is UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606.

** This person's business address is UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, NY 10019-6114.

+ Mr. Storms is an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940 (as amended), by virtue of his positions with the advisor, UBS Global AM and/or UBF Financial Services Inc.

                UBS FUNDS -- FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended June 30, 2003, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

                                                      DIVIDENDS          20%
                                                      RECEIVED        LONG-TERM       FOREIGN TAX
FUND                                                  DEDUCTION      CAPITAL GAIN        CREDIT
----                                                -------------    -------------   ------------
UBS Global Allocation Fund                                20.0%      $          --   $          --
UBS Global Equity Fund                                    25.1                  --              --
UBS U.S. Balanced Fund                                    47.3                  --              --
UBS U.S. Equity Fund                                     100.0           2,529,840              --
UBS International Equity Fund                               --                  --         237,312
UBS U.S. Value Equity                                     78.2                  --              --

In addition, for the year ended June 30, 2003, gross income derived from sources within foreign countries amounted to $2,471,682 for UBS International Equity Fund.

For the year ended June 30, 2003, the percentage of income earned from direct treasury obligations approximately amounted to the following:

                                                                           DIRECT
                                                                          TREASURY
FUND                                                                     OBLIGATIONS
----                                                                     -----------
UBS Global Allocation Fund                                                    15.2%
UBS Global Bond Fund                                                          12.8
UBS U.S. Balanced Fund                                                        17.6
UBS U.S. Bond Fund                                                            23.2
UBS International Equity Fund                                                 28.0

[UBS LOGO]                                                           Presorted
                                                                     Standard
UBS GLOBAL ASSET MANAGEMENT                                        U.S. Postage
One North Wacker Drive                                                 PAID
Chicago, Illinois 60606                                            Smithtown, NY
                                                                    Permit 700

ITEM 2. CODE OF ETHICS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6. [RESERVED BY SEC FOR FUTURE USE. ]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED - END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8. [RESERVED BY SEC FOR FUTURE USE. ]

ITEM 9. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

   (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

   (a)(1) Code of Ethics - Form N-CSR requirement not yet effective with respect to the registrant.

   (a)(2) Certification of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.CERT.

   (b) Certification of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE UBS FUNDS

By:   /s/ Joseph A. Varnas
      ---------------------
      Joseph A. Varnas
      President

Date: September 5, 2003
      -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Joseph A. Varnas
      ---------------------
      Joseph A. Varnas
      President

Date: September 5, 2003
      -----------------

By:   /s/ Paul H. Schubert
      --------------------
      Paul H. Schubert
      Treasurer

Date: September 5, 2003
      -----------------